SCHEDULE 14A INFORMATION
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

MARINER HEALTH CARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: N/A

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

MARINER HEALTH CARE, INC.

One Ravinia Drive, Suite 1500
Atlanta, Georgia 30346
Phone: (800) 929-4762
www.marinerhealthcare.com

October 22, 2004

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Mariner Health Care, Inc. (referred to herein as Mariner) to be held on November 30, 2004, at 9:00 a.m. local time, at The Westin of New York at Times Square, 270 W. 43rd Street, New York, NY 10036.

      At the annual meeting, holders of common stock as of the close of business on October 19, 2004, will be asked to consider and vote upon the following proposals: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of June 29, 2004, as amended (referred to herein as the merger agreement), among National Senior Care, Inc. (referred to herein as National Senior Care), NCARE Acquisition Corp. (referred to herein as NCARE Acquisition), and Mariner, providing for the acquisition of Mariner by National Senior Care (referred to herein as the merger); (ii) a proposal to elect five directors nominated by the board of directors (referred to herein as the nominee directors) to serve on the board of directors; and (iii) a proposal (referred to herein as the by-law amendment proposal) to amend Mariner’s Amended and Restated By-laws (referred to herein as the by-laws) to allow the board of directors to set the number of members of the board at any number from five to nine and to fill all vacancies created as a result of increasing the size of the board until the next election of directors.

      If the merger is consummated, NCARE Acquisition, a wholly-owned subsidiary of National Senior Care, will merge with and into Mariner, and each issued and outstanding share of common stock will be canceled and converted automatically into the right to receive $30.00 in cash without interest, except for: (i) shares of common stock for which appraisal rights have been properly perfected under Delaware law; and (ii) shares of common stock held in treasury by Mariner or owned by National Senior Care or its subsidiaries. As a result of the merger, Mariner will cease to be a publicly traded company and will become a wholly-owned subsidiary of National Senior Care.

      The board of directors, by unanimous vote and after careful consideration, recommends that: (i) the stockholders vote “FOR” adoption of the merger agreement; (ii) the stockholders vote “FOR” the election of each of the five nominee directors; and (iii) the stockholders vote “FOR” the by-law amendment proposal.

      Pursuant to the by-laws or applicable Delaware law: (i) the adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote thereon; (ii) the election of directors by the stockholders is determined by a plurality of the votes cast by stockholders entitled to vote at such election; and (iii) the approval of the by-law amendment proposal requires the affirmative vote of 80% of the issued and outstanding shares of common stock. In the event a quorum is not present at the meeting or there are not sufficient votes to approve any or all of the proposals presented at the annual meeting, the annual meeting may be postponed or adjourned, in order to permit further solicitation by Mariner, by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote, although less than a quorum, or by the chairman of the board of directors (only where a quorum is not present), or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

      In connection with the merger, the stockholders have the right to dissent from the merger and obtain payment in cash of the fair value of their shares of common stock as determined by the Delaware Court of Chancery under applicable provisions of Delaware law. In order to perfect and exercise appraisal rights, stockholders must deliver a written demand for appraisal of their shares before the taking of the vote on the merger at the annual meeting and must not vote in favor of the merger. A copy of the applicable Delaware statutory provisions is included as Annex F to the accompanying proxy statement, and a summary of these provisions can be found under “Proposal One: Approval of the Merger — Dissenters’ Rights of Appraisal” in the accompanying proxy statement. However, the amount awarded by the Delaware Court of Chancery in respect of the exercise of a stockholder’s appraisal rights may be more than, less than or equal to the merger consideration.

      The consummation of the merger is subject to the satisfaction or waiver of a number of conditions, including, among others, obtaining certain necessary approvals and consents from applicable governmental authorities. In addition, the consummation of the merger is subject to National Senior Care obtaining the necessary financing to pay the amount required to consummate the transactions contemplated by the merger agreement. The commitments that National Senior Care has secured, in the aggregate amount of $1.055 billion, in connection with such financing are subject to conditions more completely described in the accompanying proxy statement under “Proposal One: Approval of the Merger — The Merger — Financing; Sources of Funds.” Therefore, even if the stockholders adopt the merger agreement, Mariner cannot assure you that the merger will be completed.

      The accompanying proxy statement provides you with detailed information regarding the proposals to be presented for vote at the annual meeting. Please give this material your careful and prompt attention. You may also obtain more information about Mariner from documents that Mariner has filed with the United States Securities and Exchange Commission, copies of which appear on Mariner’s website, www.marinerhealthcare.com.

YOUR VOTE IS IMPORTANT

      Your vote is important regardless of the number of shares of common stock that you own. With respect to the proposal to adopt the merger agreement and the by-law amendment proposal, failure to vote or an abstention from voting will have the same effect as a vote “AGAINST” the adoption of such proposals. Mariner urges you to complete, sign, date and promptly mail your enclosed proxy card or cast your vote in person.

      In connection with the merger, if you have certificates representing shares of common stock, please do not send your certificates to Mariner at this time. Upon consummation of the merger, you will be sent instructions regarding the surrender of your certificates to receive payment for your shares of common stock. If you hold your shares of common stock in book-entry form — that is, without a stock certificate — following completion of the merger, the paying agent will automatically mail to you the merger consideration in exchange for the cancellation of your shares of common stock.

      No person has been authorized to give any information or to make any representations, other than those contained in the attached proxy statement, in connection with the solicitation of proxies made hereby, and, if given or made, such information or representation must not be relied upon as having been authorized by Mariner or any other person.

      If you have any questions or need assistance in voting your shares of common stock, please call Morrow & Co., Inc., which is assisting Mariner, toll-free at 1-800-607-0088.

      On behalf of your Board of Directors, thank you for your cooperation.

Very truly yours,

C. CHRISTIAN WINKLE
President and CEO

Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the merger described in the proxy statement, or determined if the proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

MARINER HEALTH CARE, INC.

One Ravinia Drive, Suite 1500
Atlanta, Georgia 30346
Phone: (800) 929-4762
www.marinerhealthcare.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, November 30, 2004

To the Stockholders of Mariner Health Care, Inc.:

      NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of Mariner Health Care, Inc., a Delaware corporation (referred to herein as Mariner), will be held on Tuesday, November 30, 2004, at: 9:00 a.m. local time, at The Westin New York at Times Square, 270 W. 43rd Street, New York, NY 10036, for the following purposes:

1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of June 29, 2004, as amended (referred to herein as the merger agreement), among National Senior Care, Inc. (referred to herein as National Senior Care), NCARE Acquisition Corp. (referred to herein as NCARE Acquisition), and Mariner, providing for the acquisition of Mariner by National Senior Care (referred to herein as the merger). A copy of the merger agreement and the first amendment thereto dated October 21, 2004 are attached as Annex A-1 and A-2, respectively, to the accompanying proxy statement. Pursuant to the terms of the merger agreement, NCARE Acquisition, a wholly-owned subsidiary of National Senior Care, will merge with and into Mariner, and each issued and outstanding share of common stock will be canceled and converted automatically into the right to receive $30.00 in cash without interest, except for: (i) any such shares of common stock, with respect to which appraisal rights have been properly perfected under Delaware law; and (ii) shares of common stock held in treasury by Mariner or owned by National Senior Care or its subsidiaries. As a result of the merger, Mariner will cease to be a publicly traded company and will become a wholly-owned subsidiary of National Senior Care.

2. To elect the five directors nominated by Mariner’s board of directors (referred to herein as the nominee directors) to serve on the board of directors for a one-year term and until such time as their successors are duly elected and qualified.

3. To consider and vote upon a proposal (referred to herein as the by-law amendment proposal) to amend Mariner’s Amended and Restated By-laws (referred to herein as the by-laws), to allow the board of directors by resolution to set the number of members of the board of directors at any number from five to nine and to fill all vacancies created by an increase in the size of the board until the next election of directors.

4. In the event that there are not sufficient votes present at the annual meeting for approval of Proposals 1, 2 or 3 above, to consider and vote upon any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to any or all of Proposals 1, 2 or 3 above (referred to herein as the adjournment proposal); provided that if there are sufficient votes to approve Proposal 1, the annual meeting will not be postponed or adjourned in order to solicit additional votes with respect to Proposals 2 or 3.

5. To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting and any matters incidental thereto.

      The board of directors, by unanimous vote and after careful consideration, recommends that: (i) the stockholders vote “FOR” adoption of the merger agreement; (ii) the stockholders vote “FOR” the election of each of the five nominee directors; (iii) the stockholders vote “FOR” the by-law amendment proposal; and (iv) the stockholders vote “FOR” any adjournment proposal.

      Only stockholders of record at the close of business on October 19, 2004, are entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the annual meeting.

      All the stockholders of record at the close of business on October 19, 2004, are cordially invited to attend the annual meeting in person. However, to assure that your shares of common stock are voted in case you cannot attend, you are urged to vote your shares by proxy by completing, signing, dating and promptly mailing your enclosed proxy card in the postage-paid envelope provided for that purpose. Any stockholder of record attending the annual meeting may vote in person, pursuant to the relevant terms described in the attached proxy statement, even if he or she has voted his or her shares by proxy prior to the annual meeting.

      Pursuant to the by-laws or applicable Delaware law: (i) the adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote thereon; (ii) the election of directors by the stockholders is determined by a plurality of the votes cast by stockholders entitled to vote at such election; and (iii) the approval of the by-law amendment proposal requires the affirmative vote of 80% of the issued and outstanding shares of common stock. In the event a quorum is not present at the meeting or there are not sufficient votes to approve any or all of the proposals presented at the annual meeting, the annual meeting may be adjourned or postponed, in order to permit further solicitation by Mariner. The annual meeting may be adjourned or postponed by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote, although less than a quorum, or by the chairman of the board of directors (only where a quorum is not present) or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

      The consummation of the merger is subject to the satisfaction or waiver of a number of conditions, including, among others, obtaining certain necessary approvals and consents from applicable governmental authorities. In addition, the consummation of the merger is subject to National Senior Care obtaining the necessary financing to pay the amount required to consummate the transactions contemplated by the merger agreement. The commitments that National Senior Care has secured, in the aggregate amount of $1.055 billion, in connection with such financing are subject to conditions more completely described in the accompanying proxy statement under “Proposal One: Approval of the Merger — The Merger — Financing; Sources of Funds.” Therefore, even if the stockholders adopt the merger agreement, Mariner cannot assure you that the merger will be complete.

      Mariner’s stockholders have the right to dissent from the merger and obtain payment in cash of the fair value of their shares of common stock as determined by the Delaware Court of Chancery under applicable provisions of Delaware law. In order to perfect and exercise appraisal rights, stockholders must deliver a written demand for appraisal of their shares before the taking of the vote on the merger at the annual meeting and must not vote in favor of the merger. A copy of the applicable Delaware statutory provisions is included as Annex F to the accompanying proxy statement, and a summary of these provisions can be found under “Proposal One: Approval of the Merger — Dissenters’ Rights of Appraisal” in the accompanying proxy statement. The amount awarded by the Delaware Court of Chancery in respect

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of the exercise of a stockholder’s appraisal rights may be more than, less than or equal to the merger consideration.

YOUR VOTE IS IMPORTANT

      With respect to the proposal to adopt the merger agreement and the by-law amendment proposal, if you do not return your proxy card or if you abstain from voting, it will have the same effect as a vote “AGAINST” adoption of such proposals. You may revoke your proxy and vote in person if you decide to attend the annual meeting.

      In connection with the merger, if you have certificates representing shares of common stock, please do not send your certificates to Mariner at this time. Upon consummation of the merger, instructions will be sent to you regarding the surrender of your certificates to receive payment for your shares of common stock. If you hold your shares of common stock in book-entry form — that is, without a stock certificate — following completion of the merger, the paying agent will automatically mail to you the merger consideration in exchange for the cancellation of your shares of common stock.

      No person has been authorized to give any information or to make any representations other than those contained in this proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information or representation must not be relied upon as having been authorized by Mariner or any other person.

      If you have any questions or need assistance in voting your shares of common stock, please call Morrow & Co., Inc., which is assisting Mariner, toll-free at 1-800-607-0088.

By Order of the Board of Directors

STEFANO M. MIELE
Secretary

Atlanta, Georgia

October 22, 2004

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	78
EXECUTIVE COMPENSATION	79
Summary Compensation Table	79
Option Grants in Last Fiscal Year	80
Option Exercises and Year End Option Values	80
Repricing of Options	82
Employment Agreements	83
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	86
ACCOUNTANT FEES AND SERVICES	86
STOCK PERFORMANCE GRAPH	87
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING	88
OTHER MATTERS	88
WHERE YOU CAN FIND MORE INFORMATION	88
ANNEX A-1 — Agreement and Plan of Merger, dated as of June 29, 2004, among National Senior Care, Inc., NCARE Acquisition Corp. and Mariner Health Care, Inc.
ANNEX A-2 — First Amendment to Agreement and Plan of Merger, dated as of October 21, 2004, among National Senior Care, Inc. NCARE Acquisition Corp. and Mariner Health Care, Inc.
ANNEX B — Opinion of J.P. Morgan Securities Inc., dated June 28, 2004
ANNEX C — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., dated June 28, 2004
ANNEX D — Audit and Compliance Committee Charter
ANNEX E — Nominating and Corporate Governance Committee Charter
ANNEX F — Section 262 of the Delaware General Corporation Law (Appraisal Rights)

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DATE OF PROXY STATEMENT

      This proxy statement is dated October 22, 2004, and is first being mailed to the stockholders on or about October 22, 2004.

CAUTIONARY STATEMENT CONCERNING

FORWARD-LOOKING INFORMATION

      Certain statements in this proxy statement and the documents to which Mariner Health Care, Inc. (referred to herein as Mariner) refers in this proxy statement may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (referred to herein as the Securities Act), Section 21E of the Securities Exchange Act of 1934 (referred to herein as the Exchange Act), the Private Securities Litigation Reform Act of 1995 (referred to herein as the PSLRA), or in releases made by the Securities and Exchange Commission (referred to herein as the SEC), all as may be amended from time to time. Statements contained in this proxy statement and the documents to which Mariner refers in this proxy statement that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect Mariner’s beliefs and assumptions and are based on information currently available to Mariner. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause Mariner’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Mariner cautions investors that any forward-looking statements Mariner makes are not guarantees or indicative of future performance. For additional information regarding factors that may cause Mariner’s results of operations to differ materially from those presented herein, please see “Risk Factors” contained in Mariner’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “contemplate,” “estimate,” “believe,” “plan,” “project,” “predict,” “potential” or “continue,” or the negative of these, or similar terms. In evaluating these forward-looking statements, you should consider the following factors, as well as others contained in Mariner’s public filings from time to time, which may cause Mariner’s actual results to differ materially from any forward-looking statement:

•	the financial performance of Mariner through the completion of the merger (as defined below);

•	satisfaction of the closing conditions set forth in the merger agreement (as defined below), including the approval of the stockholders and regulatory approvals;

•	a significant delay in the expected completion of the merger;

•	Mariner could experience losses;

•	Mariner could be subjected to downgrades or further downgrades by ratings agencies of Mariner’s senior debt ratings;

•	changes in Medicare, Medicaid and certain private payors’ reimbursement levels;

•	existing government regulations and changes in, or the failure to comply with, governmental regulations;

•	legislative proposals for health care or tort reform;

•	changes in current trends in the cost and volume of general and professional liability claims;

•	possible investigations or proceedings against Mariner initiated by states or the federal government;

•	state regulation of the construction or expansion of health care providers;

•	availability of adequate insurance coverage on reasonable terms;

•	Mariner could have liability from as-yet-unknown litigation and claims;

•	pending cases could result in larger settlements or judgments than Mariner anticipates, due to unforeseen developments; and

•	Mariner could experience significant loss of personnel.

      Any subsequent written or oral forward-looking statements attributable to Mariner or persons acting on Mariner’s behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in Mariner’s Annual Report on Form 10-K for the year ended December 31, 2003. Except as required by law, Mariner disclaims any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SUMMARY

      This summary does not contain all of the information that is important to you. You should carefully read the entire proxy statement, including each of the annexes attached to the proxy statement, to fully understand the proposals described in this summary.

Summary Information in Connection with the Annual Meeting

Place, Date and Time of the Annual Meeting (page 19)

      The annual meeting will be held at The Westin New York at Times Square 270 W. 43rd Street, New York, NY 10036 at 9:00 a.m. local time, on Tuesday, November 30, 2004.

Quorum; Vote Required for Adoption of the Proposals (page 19)

      The adoption of the merger agreement requires the affirmative vote of a majority of Mariner’s issued and outstanding shares of common stock, par value $.01 (referred to herein as common stock), entitled to vote thereon. In addition, the five nominee directors (defined below) receiving a plurality of the votes cast will be elected. Finally, the approval of the by-law amendment proposal (defined below) requires the affirmative vote of 80% of the issued and outstanding shares of common stock, entitled to vote thereon. With respect to the proposal to elect the five nominee directors, the failure to vote or an abstention from voting has no effect on the results of such election. With respect to the proposal to adopt the merger agreement and the by-law amendment proposal, the failure to vote, or an abstention from voting, has the same effect as a vote “AGAINST” adoption of such proposals. Therefore, your vote is important. Broker non-votes will be treated as shares that are present at the annual meeting for purposes of determining whether a quorum exists, but will not be treated as shares present at the annual meeting and entitled to vote on the proposal to adopt the merger agreement or the by-law amendment proposal.

Vote Required to Adjourn the Annual Meeting to Solicit Additional Votes (page 19)

      In the event a quorum is not present at the annual meeting or there are not sufficient votes to approve any or all of the proposals presented at the annual meeting, the annual meeting may be postponed or adjourned, in order to permit further solicitation by Mariner. The annual meeting may be postponed or adjourned by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote, although less than a quorum, or by the chairman of the board of directors (only where a quorum is not present), or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect the five nominee directors or the by-law amendment proposal. Such proposal as set forth in this proxy statement is referred to as the adjournment proposal.

      Your failure to vote on the adjournment proposal will have no effect on the outcome of such proposal. An abstention with respect to the adjournment proposal will have the same effect as a vote “AGAINST” such proposal. With respect to any adjournment proposal, broker non-votes represented at the meeting will be treated as shares present at the meeting and entitled to vote, if the proposal for which postponement or adjournment is being sought is a proposal with respect to which the broker has power to vote the shares held by it pursuant to its discretionary authority on behalf of beneficial owners who have not submitted a proxy with respect to such shares. As a result, broker non-votes will be considered represented and entitled to vote only on an adjournment proposal with respect to the election of the five nominee directors and for no other proposals. If a broker abstains from voting its shares with respect to an adjournment proposal relating to the proposal to elect the five nominee directors, it will have the same effect as a vote “AGAINST” such proposal.

Who Can Vote at the Annual Meeting (page 19)

      At the annual meeting, only holders of record of shares of common stock as of the close of business on October 19, 2004, the record date for the annual meeting (referred to herein as the record date), will be entitled to vote those shares at the annual meeting. If you own shares that are registered in someone else’s name, for example, a broker, you must direct that person to vote those shares or obtain an authorization from that person and vote the shares yourself at the annual meeting. As of the record date there were approximately 20,015,000 shares of common stock issued and outstanding, which were held by approximately stockholders of record.

Procedure for Voting (page 21)

      You can vote your shares of common stock by:

•	completing, signing, dating and mailing the enclosed proxy card;

•	attending the annual meeting and voting in person; or

•	following the instructions provided by your broker (this instruction applies if your shares of common stock are held in “street name” by your broker).

Procedure for Revoking your Proxy (page 21)

      You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise Mariner’s corporate secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke or attend the annual meeting and vote your shares in person. Merely attending the annual meeting will not constitute revocation of your proxy. If you have instructed a broker, bank or other nominee to vote your shares of common stock, you must follow the directions received from the broker, bank or other nominee to change your vote.

Summary Information in Connection with the Proposal to Approve the Merger

      A copy of the Agreement and Plan of Merger, dated as of June 29, 2004 (this agreement together with all amendments thereto is referred to herein as the merger agreement), between Mariner, National Senior Care, Inc. (referred to herein as National Senior Care), and NCARE Acquisition Corp. (referred to herein as NCARE Acquisition), describing the merger of NCARE Acquisition, a wholly-owned subsidiary of National Senior Care, with and into Mariner (referred to herein as the merger), is attached as Annex A-1 to this proxy statement. A copy of the First Amendment to Agreement and Plan of Merger, dated as of October 21, 2004 (referred to herein as the first amendment), among Mariner, National Senior Care and NCARE Acquisition is attached as Annex A-2 to this proxy statement. Mariner encourages you to read the merger agreement carefully in its entirety as it is the legal document that governs the merger.

Mariner’s Reasons for the Merger (page 30)

      The board of directors carefully considered the terms of the proposed transaction and Mariner’s strategic alternatives before recommending that stockholders vote “FOR” adoption of the merger agreement. To review the board of directors’ reasons for recommending the merger, see “Proposal One: Approval of the Merger — The Merger — Mariner’s Reasons for the Merger.”

Opinion of J.P. Morgan Securities Inc. (page 32)

      In connection with the merger, Mariner retained J.P. Morgan Securities Inc. (referred to herein as JPMorgan), as its financial advisor. In deciding to approve the merger, the board of directors considered the oral opinion of JPMorgan provided to the board of directors on June 28, 2004 (subsequently confirmed in writing) that, as of the date of the opinion and based upon and subject to the considerations described in its opinion and other matters as JPMorgan considered relevant, the consideration to be received by the holders of common stock in the proposed merger was fair, from a financial point of view, to the holders of common stock.

      The full text of the written opinion of JPMorgan, dated June 28, 2004, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by JPMorgan in connection with the opinion, is attached to this proxy statement as Annex B and incorporated herein by reference. JPMorgan provided its opinion for the information and assistance of the board of directors in connection with its consideration of the transaction contemplated by the merger agreement. The JPMorgan opinion is not a recommendation as to how any holder of common stock should vote with respect to the merger or any related matter. Pursuant to the terms of its engagement letter with JPMorgan, Mariner agreed to pay the fees described below under “Proposal One: Approval of the Merger — The Merger — Opinion of J.P. Morgan Securities Inc.” upon consummation of the transaction contemplated by the merger agreement.

Risks in the Event Mariner Becomes Insolvent Following the Merger (page 36)

      As a result of the merger or certain transactions which are expected to occur subsequent to the consummation of the merger, Mariner’s stockholders may face the risk that the merger consideration, to be received by them in connection with the merger, could be characterized as a fraudulent conveyance if a bankruptcy or reorganization case is filed by or on behalf of unpaid creditors of Mariner and it is subsequently determined that the merger or such subsequent transactions has the effect of rendering Mariner insolvent. For a more detailed discussion of these risks, see “Proposal One: Approval of the Merger — The Merger — Risks in the Event Mariner Becomes Insolvent Following the Merger.”

Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (page 37)

      In deciding to adopt and approve the merger agreement, the board of directors considered the written opinion, dated June 28, 2004, of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (referred to herein as Houlihan Lokey), addressed to the board of directors, with respect to the specified financial tests pertaining to Mariner at the time of the merger and following the consummation of the merger and certain transactions occurring subsequent to the merger in connection with the financing for the merger and Mariner’s operations following the merger (as such transactions were described to Houlihan Lokey at the time of delivery of its opinion). The full text of Houlihan Lokey’s opinion is attached to this proxy statement as Annex C. Mariner encourages you to read this opinion carefully in its entirety. For a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken, see “Proposal One: Approval of the Merger — The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.” Houlihan Lokey’s opinion does not constitute a recommendation as to how any holder of common stock should vote with respect to the proposal to adopt the merger agreement and is not intended and does not address the fairness of the consideration to be paid to stockholders of Mariner in the merger and subsequent transactions.

Financing of the Merger (page 42)

      The consummation of the merger and the various transactions contemplated thereby will require National Senior Care to pay $1.055 billion. National Senior Care has obtained commitments from a financial institution in the amount of $855 million that are required under the merger agreement as a condition to the filing of this proxy statement with the SEC. National Senior Care has also obtained a commitment from Rubin Schron to provide $200 million of equity capital to National Senior Care and SMV Property Holdings, LLC (referred to herein as SMV), an entity that will purchase Mariner’s owned skilled nursing facilities (referred to herein as SNFs) following the consummation of the merger as part of National Senior Care’s plan of financing. The funding of the $855 million in commitments is subject to certain conditions more completely described under “Proposal One: Approval of the Merger — The Merger — Financing; Sources of Funds”, one of which requires that SavaSeniorCare, Inc. (referred to herein as SSC), an affiliate of National Senior Care that will operate substantially all of Mariner’s SNFs following the closing of the merger, have minimum equity capital of $100 million, which amount has been committed. No assurances can be given with regard to the satisfaction of the conditions to the funding of the commitments obtained from the financial institution described above. If any or all of such conditions are not satisfied, the lender for the affected financing could potentially terminate its commitment and adversely affect the ability to consummate the merger.

      In addition to the foregoing, Mariner has obtained a commitment from Rubin Schron, in his capacity as Manager of Cammeby’s Funding LLC (referred to herein as Cammeby’s), to provide Mariner with a liquidity line of credit from Cammeby’s in the amount of $20 million that will be available to fund Mariner’s liquidity needs following the merger.

Interests of Directors and Executive Officers in the Merger (page 44)

      Some directors and officers of Mariner have interests in the merger that are different from, or are in addition to, their interests as stockholders in Mariner. The board of directors considered these additional interests when the board of directors approved the merger agreement. See “Proposal One: Approval of the Merger — The Merger — Interests of Mariner’s Directors and Executive Officers in the Merger.”

When the Merger will be Completed (page 49)

      Mariner is working to complete the merger as quickly as possible. If the merger is not completed by December 31, 2004, the merger agreement may be terminated by either Mariner or National Senior Care. While Mariner anticipates completing the merger by December 31, 2004, the closing of the merger could occur later, if the merger agreement is amended to extend the closing date, because the closing of the merger is contingent on numerous conditions, including the conditions described under “Proposal One: Approval of the Merger — The Merger Agreement — Effective Time of the Merger.”

Procedure for Receiving Merger Consideration (page 49)

      National Senior Care will appoint a paying agent to coordinate the payment of the cash merger consideration following the merger. If you hold certificates representing shares of common stock, the paying agent will send to you written instructions for surrendering your certificates representing shares of common stock and obtaining the cash merger consideration promptly after the merger has been completed. Do not send in your certificates representing shares of common stock now. If you hold your shares of common stock in book-entry form — that is, without a stock certificate — following completion of the merger, the paying agent will automatically mail to you the merger consideration in exchange for the cancellation of your shares of common stock. See “Proposal One: Approval of the Merger — The Merger Agreement — Exchange Procedures.”

Certain United States Federal Income Tax Consequences (page 47)

      The conversion of shares of common stock into cash pursuant to the merger is a taxable transaction for United States federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. You should consult your own tax advisor about the particular tax consequences of the merger. See “Proposal One: Approval of the Merger — Certain United States Federal Income Tax Consequences.”

Conditions to Consummation of the Merger (page 56)

      The obligation of both National Senior Care and Mariner to complete the merger depends upon a number of conditions being satisfied, including, the following:

•	adoption of the merger agreement by the affirmative vote of at least a majority of the issued and outstanding shares of common stock;

•	the absence of any action or proceeding before any court or governmental body challenging or relating to the merger; and

•	the absence of any legal restraint blocking the merger.

      In addition, National Senior Care’s obligation to complete the merger is subject to a number of additional conditions, including the following:

•	Mariner’s representations and warranties must be true and correct in all material respects, disregarding any materiality qualifiers contained in specific representations and warranties, except that this condition will be deemed satisfied so long as the aggregate impact of all breaches of the representations and warranties contained in the merger agreement results in a reduction in Mariner’s value of less than $100 million, subject to certain exceptions;

•	no encumbrance (other than encumbrances expressly permitted by the merger agreement), covenant or easement or certain other restrictions has resulted in a reduction of the amount of debt financing available to National Senior Care in an amount exceeding $50 million (any amount included in the calculation of whether Mariner has complied with this condition cannot be included in the $100 million referred to above);

•	no violations of land use requirements or violations of environmental laws with respect to Mariner’s owned real properties, together with any reductions described in the immediately preceding provision, have resulted in a reduction of the amount of debt financing available to National Senior Care in an amount exceeding $75 million (any amount included in the calculation of whether Mariner has complied with this condition cannot be included in the $100 million referred to above);

•	National Senior Care cannot have failed to obtain, primarily as a result of actions taken directly by Mariner that constitute a breach of a representation, warranty or covenant of Mariner under the merger agreement, any healthcare facility licenses necessary to make the consummation of the merger not in violation of any applicable legal requirement, with certain exceptions;

•	appraisal rights not being perfected by holders of more than 10% of the issued and outstanding shares of common stock prior to the merger; and

•	a general suspension of trading in securities, the declaration of a banking moratorium or any material limitation by a United States governmental entity on the extension of credit by banks or other lending institutions shall not have been in effect for a continuous period of four business days, subject to certain limited exceptions.

      Furthermore, Mariner’s obligation to complete the merger is subject to a number of additional conditions, including the following:

•	National Senior Care has available to it sufficient funds to enable it to pay the merger consideration and the change of control payments described in the merger agreement; and

•	Mariner receiving the bring-down opinion of Houlihan Lokey to the effective time of the merger regarding certain specified financial tests pertaining to Mariner following the consummation of the merger and the completion of certain transactions expected to occur immediately subsequent to the merger and on a pro forma basis.

      Under certain circumstances, Mariner and National Senior Care each have the option of waiving various conditions to their respective obligations to complete the merger. See “Proposal One: Approval of the Merger — The Merger Agreement — Conditions to Consummation of the Merger.”

Termination of the Merger Agreement and Termination Fee (pages 58 and 59)

Termination

      Either Mariner or National Senior Care may terminate the merger agreement upon the occurrence of any of the following:

•	the mutual written consent of Mariner, National Senior Care and NCARE Acquisition;

•	if the merger has not occurred by December 31, 2004;

•	if there is a legal requirement that makes consummation of the merger illegal, subject to certain exceptions; or

•	Mariner’s stockholders fail to approve the merger.

      Mariner may terminate the merger agreement upon the occurrence of any of the following:

•	if there has been a material breach by National Senior Care or NCARE Acquisition of any of their representations or warranties in the merger agreement, except to the extent that such breach would not prevent or materially delay the ability of National Senior Care or NCARE Acquisition to consummate the transactions contemplated by the merger agreement, or a failure of National Senior Care or NCARE Acquisition to perform or comply with their covenants in the merger agreement to be performed or complied with at or prior to the effective time of the merger, and in either case, such breach is not curable by December 31, 2004;

•	Mariner decides to accept a “superior proposal” (as defined in the merger agreement) and enters into a definitive agreement therefor and pays the applicable termination fee; or

•	Mariner is entitled to draw on an irrevocable letter of credit for $40 million issued by a national bank (referred to herein as the letter of credit), which serves as security for the termination fee that may be payable by National Senior Care, and the issuing bank rejects any draw request made by Mariner.

      National Senior Care may terminate the merger agreement upon the occurrence of any of the following:

•	National Senior Care has failed to obtain, primarily as a result of actions taken directly by Mariner that constitute a breach of a representation, warranty or covenant of Mariner under the merger agreement, any healthcare facility licenses necessary to make the consummation of the merger not in violation of any applicable legal requirement, and in connection therewith, Mariner has failed to implement, in compliance with applicable legal requirements, an alternative structure that does not require the issuance of the license or licenses in question (such a termination is referred to herein as a National Senior Care license termination event);

•	Mariner has materially breached its covenants relating to (i) the board’s obligations to recommend the merger or to obtain stockholder approval of the merger (including the obligation of the board to call a meeting of the stockholders to approve the merger agreement), subject to certain exceptions or (ii) Mariner’s obligations in connection with third party acquisition proposals;

•	Mariner has breached certain of its representations and warranties or covenants described in the merger agreement and such breach cannot be cured by December 31, 2004;

•	the board of directors has withdrawn its recommendation or modified its recommendation to the stockholders that they adopt and approve the merger agreement in a manner adverse to National Senior Care’s interests or has recommended any alternative acquisition proposal; or

•	stockholders of more than 10% of Mariner’s outstanding common stock have perfected appraisal rights.

      See “Proposal One: Approval of the Merger — The Merger Agreement — Termination.”

Termination Fee Payable to National Senior Care

      Mariner may be obligated to pay $20 million to National Senior Care if the merger agreement is terminated as a result of certain events, including the following:

•	Mariner violating certain covenants not to solicit alternative proposals from third parties, Mariner terminating the merger agreement to accept a superior proposal from a third party with a price greater than $30.00 per share;

•	Mariner’s board of directors violating its obligation in the merger agreement that it use commercially reasonable efforts to obtain stockholder approval of the merger agreement (including the obligation of the board to call a meeting of the stockholders to approve the merger agreement); and

•	the agreement is terminated by National Senior Care as a result of the board of directors changing its recommendation that the stockholders adopt the merger agreement in a manner materially adverse to the interests of National Senior Care or Mariner not receiving stockholder approval where an alternative acquisition proposal has been publicly announced and Mariner subsequently enters into an agreement in connection with a superior proposal with a price greater than $30.00 per share.

      Under limited circumstances where Mariner is not required to pay the $20 million termination fee as described above, Mariner may be obligated, pursuant to certain provisions of the merger agreement, to pay National Senior Care an amount equal to National Senior Care’s expenses in an amount not to exceed $5 million.

      See “Proposal One: Approval of the Merger — The Merger Agreement — Termination Fee.”

Termination Fee Payable to Mariner

      In connection with the execution of the merger agreement, National Senior Care has obtained the letter of credit. Pursuant to the terms of the first amendment, Mariner may draw on the letter of credit (or receive substituted cash from an approved alternative source) any time on or after December 8, 2004, if the merger has not been consummated unless the merger agreement has been previously terminated pursuant to certain provisions of the merger agreement, including the following:

•	by Mariner or National Senior Care (i) upon their mutual consent, (ii) if there is any legal requirement that makes consummation of the merger illegal, subject to certain exceptions, or (iii) if the stockholders have failed to approve the merger;

•	by National Senior Care (i) upon the occurrence of a National Senior Care license termination event, (ii) if Mariner has breached its obligations relating to third party acquisition proposals or obtaining stockholder approval of the merger (including the obligation of Mariner’s board of directors to call a meeting of stockholders to approve the merger), (iii) if there has been a breach of Mariner’s representations, warranties or covenants (other than those described in (ii)) that would cause certain conditions precedent to National Senior Care’s obligations under the merger agreement not to be satisfied, and such breach or condition is not curable by December 31, 2004, (iv) if Mariner’s board of directors changes its recommendation that stockholders adopt the merger agreement in a manner materially adverse to the interests of National Senior Care, or (v) if the beneficial holders of more than 10% of the shares of common stock have perfected appraisal rights; or

•	by Mariner in connection with a superior proposal.

      See “Proposal One: Approval of the Merger — The Merger Agreement — Termination Fee.”

      Once Mariner has drawn on the letter of credit, it will be entitled to retain the proceeds unless certain events described below under “Proposal One: Approval of the Merger — The Merger Agreement — Termination Fee — Termination Fee Payable to Mariner” occur.

      Upon termination of the merger agreement, the provisions of the merger agreement (with certain limited exceptions) will become null and void and there will be no liability or obligation under the merger agreement on the part of Mariner, National Senior Care or NCARE Acquisition.

Summary of First Amendment (page 59)

      Pursuant to the first amendment, Mariner, National Senior Care and NCARE Acquisition have agreed, among other things: (i) to postpone the date on which Mariner may draw on the letter of credit described in the merger agreement from October 22, 2004, to December 8, 2004; (ii) to amend the definition of material adverse effect (defined below) to exclude events occurring after the date of the first amendment; (iii) that National Senior Care and NCARE Acquisition waive the impact that past or future documents or reports relating to conditions, claims, events or circumstances existing on or before October 21, 2004, with respect to Mariner’s professional liability and general liability exposure, may have on Mariner or the reserves reflected in Mariner’s financial statements; and (iv) that National Senior Care and NCARE Acquisition waive any events or circumstances reported to either National Senior Care or NCARE Acquisition by Mariner pursuant to the merger agreement or any events or circumstances of which either National Senior Care or NCARE Acquisition had knowledge prior to the date of the first amendment. The waiver described under (iii) and (iv) in the previous sentence prevents National Senior Care and NCARE Acquisition from using such events or circumstances as a basis for (x) claiming a breach of the merger agreement, (y) terminating the merger agreement or (z) asserting the failure of a closing condition. Such waiver also applies to the definition of a material adverse effect.

Dissenters’ Rights of Appraisal (page 62)

      Delaware law provides stockholders with appraisal rights in the event the merger is consummated. This means that you are entitled to have the value of your shares of common stock independently determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the merger, and to receive payment based on that valuation. The ultimate amount that you receive as a dissenting stockholder in an appraisal proceeding may be more than, less than or the same as the amount you would have received in the merger. To exercise your appraisal rights, you must deliver a written demand for appraisal to Mariner before the vote of the stockholders at the annual meeting on November 30, 2004, and you must not vote in favor of adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. After 60 days following the effective time of the merger, any demand for appraisal will become irrevocable and, absent consent from the surviving corporation, any stockholder who has made a demand for appraisal will no longer be entitled to receive the $30.00 per share of common stock provided for in the merger agreement; instead, he or she will receive the fair value of the shares, as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, as determined by the Delaware Court of Chancery. If you have delivered such a written demand for appraisal and you wish to withdraw your demand, you should either deliver a written notice of retraction to Mariner before the vote of the stockholders at the annual meeting on November 30, 2004, or vote in favor of adoption of the merger agreement at the annual meeting. See “Proposal One: Approval of the Merger — Dissenters’ Rights of Appraisal.”

Market Price of the Common Stock (page 76)

      The common stock is listed on the Nasdaq Over-the-Counter Bulletin Board under the symbol “MHCA.OB.” On June 28, 2004, which was the last trading day before announcement of the merger, the closing share price of the common stock was $20.10 per share. The average closing share price of the common stock during the one-year period ended June 28, 2004, was approximately $14.96 per share. See “Additional Information — Market Price of the Common Stock.”

Director and Executive Officer Voting (page 77)

      As of October 19, 2004, approximately 0.1% of the issued and outstanding shares of common stock were held by directors and executive officers of Mariner and their affiliates. Mariner has been advised by its directors and executive officers that they intend to vote all of their shares of common stock in favor of the proposal to adopt the merger agreement. See “Additional Information — Security Ownership of Certain Beneficial Owners and Management.”

Board Recommendation of the Merger (page 62)

      The board of directors, by unanimous vote and after careful consideration: (i) has approved the merger agreement, including the merger contemplated thereby; (ii) has determined that the terms of the merger contemplated by the merger agreement are advisable, fair to and in the best interests of Mariner and its stockholders; and (iii) recommends that the stockholders vote “FOR” adoption of the merger agreement. See “Proposal One: Approval of the Merger — The Merger Agreement — Recommendation of the Board of Directors.”

Summary Information in Connection with the Proposal to Elect the Nominee Directors

Nominees (page 65)

      The board of directors is elected each year at the annual meeting of stockholders. The five individuals receiving the highest number of votes will be elected at the annual meeting. Each nominee director, if elected, will serve until the 2005 annual meeting of stockholders and until such time as he is succeeded by another qualified director who has been elected, or until his death, resignation or removal, or until such time as the merger is consummated. Following are the nominee directors, each of whom is currently a director serving on the board of directors (referred to herein as the nominee directors):

C. Christian Winkle

Victor L. Lund
Earl P. Holland
Philip L. Maslowe
Mohsin Y. Meghji

Recommendation of the Board of Directors (page 66)

      The board of directors, by unanimous vote and after careful consideration, recommends that the stockholders vote “FOR” the election of each of the five nominee directors.

Summary Information in Connection with the Proposal to Amend Mariner’s Amended and Restated By-Laws

Proposed Amendment to Mariner’s Amended and Restated By-laws (page 67)

      Pursuant to Mariner’s Amended and Restated By-laws (referred to herein as the by-laws) and by resolution of the board, the number of directors has been reduced from seven to five. The by-laws permit Mariner’s directors to decrease but not increase the size of the board. The proposed amendment to the by-laws (referred to herein as the by-law amendment proposal) would allow the board of directors to set the number of members of the board at any number from five to nine and to fill any vacancies created as a result of increasing the size of the board until the next election of directors. Under the by-law amendment proposal any vacancies created by increasing the size of the board would be filled by the action of a majority of directors then in office, provided that a quorum is present at the time such action is taken.

Reasons for the By-law Amendment Proposal (page 68)

      The board of directors believes that the by-law amendment proposal will benefit Mariner and its stockholders by giving the board of directors increased flexibility in governing the affairs of Mariner. The increased flexibility will allow for the following significant benefits: (i) Mariner will be free to act in an opportunistic way to secure the services of individuals as directors who have experience or expertise that is valuable to Mariner; and (ii) the ability to add additional directors as permitted by the by-law amendment proposal facilitates Mariner’s ability to (x) ensure ongoing compliance with increasingly stringent independence requirements applicable not only to the board as a whole, but to key committees of the board such as the audit committee and (y) conduct the business of the board and the committees thereof by increasing the likelihood that a quorum will be available as needed to conduct desired business.

Recommendation of the Board of Directors (page 68)

      The board of directors, by unanimous vote and after careful consideration, recommends that the stockholders vote “FOR” the approval of the by-law amendment proposal.

Questions

      If, after reading this proxy statement, you have additional questions about the merger or other matters discussed in this proxy statement, need additional copies of this proxy statement or require assistance with voting your shares of common stock, please call:

Morrow & Co., Inc.

445 Park Avenue, 5th Floor
New York, New York 10022
1-800-607-0088

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

      The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the merger and the annual meeting. You should carefully read this entire proxy statement, including each of the annexes attached to this proxy statement.

Q:	Why am I receiving this proxy statement and proxy card?

A:	You are receiving this proxy statement and enclosed proxy card because as of the record date you owned shares of common stock. Only holders of record of shares of common stock as of the close of business on the record date will be entitled to vote those shares at the annual meeting. This proxy statement describes the proposals on which Mariner would like you, as a stockholder, to vote. It also provides you with the important information about these proposals to enable you to make an informed decision as to whether or not to vote your shares of common stock in connection with the proposals described in this proxy statement.

Q:	When and where is the annual meeting of stockholders?

A:	The annual meeting of stockholders will be held on November 30, 2004, at 9:00 a.m. local time, at The Westin New York at Times Square, 270 W. 43rd Street, New York, NY 10036.

Q:	What am I being asked to vote on?

A:	You are being asked to consider and vote on: (i) the adoption of the merger agreement, pursuant to which National Senior Care will acquire Mariner through the merger of NCARE Acquisition, a wholly-owned subsidiary of National Senior Care, with and into Mariner; (ii) the election of the five nominee directors to the board of directors; (iii) approval of the by-law amendment proposal; and (iv) in the event that there are not sufficient votes to adopt any or all of the proposals described in this proxy statement at the annual meeting, you are being asked to consider and approve any proposal which might be made to postpone or adjourn the annual meeting in order to solicit additional votes with respect to any or all of the proposals described in this proxy statement; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

Q:	Who is entitled to vote at the annual meeting of stockholders?

A:	Holders of record of common stock as of the close of business on the record date are entitled to vote on the proposals described in this proxy statement.

Q:	What stockholder approval is required to adopt the merger, elect the nominee directors and approve the by-law amendment proposal?

A:	A quorum is necessary to hold the annual meeting. Pursuant to the by-laws, holders of at least a majority of the issued and outstanding shares of common stock entitled to vote as of the record date, present in person or represented by proxy, will constitute a quorum for purposes of the annual meeting. Based upon the number of shares of common stock outstanding as of the record date, 10,007,501 shares of common stock would have to be present, in person or by proxy, at the annual meeting to constitute a quorum. The adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote thereon. In addition, the election of the nominee directors by the stockholders is determined by a plurality of the votes cast by stockholders entitled to vote at such election. Finally, the approval of the by-law amendment proposal requires the affirmative vote of 80% of the issued and outstanding shares of common stock entitled to vote thereon. With respect to the proposal to adopt the merger agreement and the by-law amendment proposal the failure to vote, or an abstention from voting, has the same effect as a vote “AGAINST” these proposals. As such, your vote is important.

Q:	What stockholder approval or other action is required to adjourn the annual meeting?

A:	In the event a quorum is not present at the meeting or there are not sufficient votes to approve any or all of the proposals presented at the annual meeting, the annual meeting may be postponed or adjourned, in order to permit further solicitation by Mariner, by majority vote of the shares present or represented at the meeting and entitled to vote, although less than a quorum, or by the chairman of the board of directors (only where a quorum is not present), or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

Q:	What are the significant changes to the merger agreement as set forth in the first amendment?

A:	Pursuant to the first amendment, Mariner, National Senior Care and NCARE Acquisition have agreed, among other things: (i) to postpone the date on which Mariner may draw on the letter of credit described in the merger agreement from October 22, 2004, to December 8, 2004; (ii) to amend the definition of material adverse effect to exclude events occurring after the date of the first amendment; (iii) that National Senior Care and NCARE Acquisition waive the impact that past or future documents or reports relating to conditions, claims, events or circumstances existing on or before October 21, 2004, with respect to Mariner’s professional liability and general liability exposure, may have on Mariner or the reserves reflected in Mariner’s financial statements; and (iv) that National Senior Care and NCARE Acquisition waive any events or circumstances reported to either National Senior Care or NCARE Acquisition by Mariner pursuant to the merger agreement or any events or circumstances of which either National Senior Care or NCARE Acquisition had knowledge prior to the date of the first amendment. The waiver described under (iii) and (iv) in the previous sentence prevents National Senior Care and NCARE Acquisition from using such events or circumstances as a basis for (x) claiming a breach of the merger agreement, (y) terminating the merger agreement or (z) asserting the failure of a closing condition. Such waiver also applies to the definition of a material adverse effect.

Q:	Does the board of directors recommend the adoption of the merger agreement?

A:	Yes. The board of directors unanimously recommends that the stockholders vote “FOR” adoption of the merger agreement. The board of directors considered many factors before recommending adoption of the merger agreement, including, among other things, the consideration of $30.00 per share in cash to be paid in connection with the merger, the environment in which Mariner operates, Mariner’s financial condition, strategic alternatives available to Mariner, results of operations, and Mariner’s business and earnings prospects. The $30.00 cash per share merger consideration represents a premium of approximately 49% over the closing price of the common stock on June 28, 2004, the day before the merger was announced, and a premium of approximately 100% over the average daily closing price of the common stock during the one-year period ended June 28, 2004.

Q:	Q: What will the stockholders receive in connection with the merger?

A:	Upon consummation of the merger, each issued and outstanding share of common stock, subject to limited exceptions described below, will be converted into the right to receive $30.00 in cash, without interest and less any applicable withholding tax, unless you perfect and exercise your appraisal rights as set forth below.

Q:	Am I entitled to appraisal rights regarding the merger?

A:	Yes. Under Delaware law, if the merger is completed and you do not vote in favor of adopting the merger agreement, you have the right to seek appraisal of the fair value of your shares of common stock, as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the merger, but only if you deliver a written demand for an appraisal before the vote on the merger agreement and comply with the applicable procedures of Delaware law. A demand for appraisal becomes irrevocable 60 days after the effective time of the merger. Once that happens, absent the consent of the surviving corporation, any stockholder who has made a demand for appraisal rights will no longer be entitled to receive the merger consideration of $30.00 in cash per share of common stock. Instead, these stockholders will receive the fair value, as determined by the Delaware Court of Chancery, of his or her shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, also as determined by the Delaware Court of Chancery. The amount awarded by the Delaware Court of Chancery could be greater than, less than or equal to $30.00 per share of common stock. National Senior Care will not be obligated to complete the merger if appraisal rights are perfected by holders of more than 10% of the issued and outstanding shares of common stock as of immediately prior to the merger.

Q:	What will happen to outstanding and unexercised stock options upon consummation of the merger?

A:	Each issued and outstanding unexercised stock option, whether or not exercisable prior to the effective time of the merger, to acquire common stock will be cancelled and converted into the right to receive for each share covered by the stock option the excess, if any, of $30.00 over the per share exercise price of the stock option, without interest and net of applicable withholding taxes. Each issued and outstanding unexercised stock option with a per share exercise price of $30.00 or more will be canceled without payment.

Q:	What will happen to outstanding shares of restricted common stock upon consummation of the merger?

A:	Mariner’s directors hold restricted stock awards under the Mariner Health Care, Inc. 2003 Outside Directors’ Stock Incentive Plan (referred to herein as the 2003 Outside Directors’ Plan). At the effective time of the merger, all outstanding restricted stock awarded under this plan will become fully vested and will represent solely the right to receive the merger consideration of $30.00 per share in cash, without interest and less any required withholding tax. Some directors have deferred receipt of shares of restricted stock, and at the effective time of the merger, all remaining shares of deferred restricted stock will be cancelled and converted into the right to receive $30.00 per share, less any required withholding tax.

Q:	What will happen to my shares of common stock upon consummation of the merger?

A:	Following consummation of the merger, your shares of common stock will solely represent the right to receive the merger consideration of $30.00 per share in cash, without interest and less any required withholding tax, unless you perfect your appraisal rights. In addition, upon consummation of the merger, trading in the common stock on the Nasdaq Over-the-Counter Bulletin Board will cease and price quotations for the common stock will no longer be available.

Q:	Are the transactions contemplated by the merger agreement subject to financing?

A:	The consummation of the merger and the various transactions contemplated thereby will require National Senior Care to pay $1.055 billion. National Senior Care has obtained commitments from a financial institution in the amount of $855 million that are required under the merger agreement as a condition to the filing of this proxy statement with the SEC. National Senior Care has also obtained a commitment from Rubin Schron to provide $200 million of equity capital to National Senior Care and SMV. The funding of the $855 million in commitments is subject to certain conditions more completely described under “Proposal One: Approval of the Merger — The Merger — Financing; Sources of Funds”, one of which requires that SSC, an affiliate of National Senior Care that will operate substantially all of Mariner’s SNFs following the closing of the merger, have minimum equity capital of $100 million, which amount has been committed. No assurances can be given with regard to the satisfaction of the conditions to the funding of the commitments obtained from the financial institution described above. If any or all of such conditions are not satisfied, the lender for the affected financing could potentially terminate its commitment and adversely affect the ability to consummate the merger.

In addition to the foregoing, Mariner has obtained a commitment from Rubin Schron, in his capacity as Manager of Cammeby’s, to provide Mariner with a liquidity line of credit from Cammeby’s in the amount of $20 million that will be available to fund Mariner’s liquidity needs following the merger.

Q:	What happens if the merger agreement is approved by the stockholders, but National Senior Care does not have sufficient funds to enable it to pay the consideration and payments described in the merger agreement by the time required in the merger agreement?

A:	Pursuant to the merger agreement, with certain exceptions, Mariner would be entitled to terminate the merger agreement and retain $40 million payable to Mariner under the letter of credit.

Q:	What are the United States federal income tax consequences of the merger?

A:	The conversion of shares into cash pursuant to the merger is a taxable transaction for United States federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. You should consult your own tax advisor about the particular tax consequences of the merger.

Q:	When will the merger be completed and when will payment be received?

A:	Mariner is working toward completing the merger as quickly as possible and believes that the merger will be completed by December 31, 2004. However, the closing of the merger could occur earlier or, if the merger agreement is amended to extend the closing date, later than December 31, 2004, because the completion of the merger is contingent on the satisfaction of a number of closing conditions, including the approval of the stockholders and regulatory authorities as described in this proxy statement. Completion of the merger is also dependent on National Senior Care having sufficient funds available to it to consummate the merger. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date and time as set forth in the certificate of merger.

Q:	What if the merger is not completed?

A:	It is possible that the merger will not be completed if, for example, the stockholders do not approve the merger agreement. If the merger is not completed for any reason, neither National Senior Care, NCARE Acquisition nor any third party is under any obligation to make or consider any alternative transaction. If the merger is not completed, then under certain circumstances described in the merger agreement, either (i) Mariner may be obligated to pay a fee of $20 million to National Senior Care, or (ii) National Senior Care may be obligated to pay a fee of $40 million to Mariner.

Q:	Does the board of directors recommend the election of the nominee directors?

A:	Yes. The board of directors unanimously recommends that the stockholders vote “FOR” the election of each nominee director described in this proxy statement.

Q:	Does the board of directors recommend the approval of the by-law amendment proposal?

A:	Yes. The board of directors unanimously recommends that the stockholders vote “FOR” the by-law amendment proposal. The board of directors believes the by-law amendment proposal will benefit Mariner and its stockholders by giving the board of directors increased flexibility in governing the affairs of Mariner.

Q:	What do I need to do now?

A:	Mariner urges you to read this proxy statement carefully, including its annexes, and consider how the proposals presented herein affect you. To vote your shares, simply mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided. Please act as soon as possible to ensure that your shares of common stock can be voted at the annual meeting.

Q:	What happens if I do not return a proxy card or otherwise vote by proxy?

A:	If you fail to return your proxy card, and you do not vote in person at the annual meeting, it will have the same effect as voting “AGAINST” the proposal to adopt the merger agreement and the by-law amendment proposal described in this proxy statement. Your failure to vote on the proposal to elect five nominee directors will have no effect on the outcome of such proposal. You are urged to act promptly in returning your proxy.

Q:	May I attend the meeting and vote in person?

A:	Yes. You may vote in person by ballot at the annual meeting. If your shares of common stock are held in “street name” through a broker, bank or other nominee, you also may vote in person at the annual meeting if you bring a legal proxy from your broker, bank or other nominee and present it at the annual meeting. You should contact the person responsible for your account to make such arrangements. Please note that stockholders may be asked to present photo identification for admittance into the annual meeting.

Q:	May I change my vote after I have mailed my signed proxy card or otherwise voted by proxy?

A:	Yes. You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise Mariner’s corporate secretary in writing, deliver a proxy card dated after the date of the proxy you wish to revoke, or attend the annual meeting and vote your shares of common stock in person. Merely attending the annual meeting will not constitute revocation of your proxy. If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from the broker, bank or other nominee to change your vote.

Q:	If my shares are held in “street name” by my broker, banker or nominee, will my broker vote my shares for me?

A:	Other than the proposal to elect five nominee directors and in certain instances an adjournment proposal, your broker, banker or nominee will not vote your shares of common stock without specific instructions from you. You should instruct your broker, banker or nominee to vote your shares of common stock by following the instructions provided to you by such firm. You should also contact the person responsible for your account to make certain that your shares of common stock are voted. Except for the matters noted above, without instructions, your shares of common stock will not be voted. Your broker, banker or nominee may vote your shares without specific instructions from you with respect to the proposal to elect five nominee directors and with respect to any adjournment proposal made in order to allow Mariner to solicit additional votes in connection with the proposal to elect five nominee directors. Please make certain to return your proxy card for each separate account you maintain to ensure that all of your shares of common stock are voted.

Q:     Who is soliciting my proxy?

A:	The board of directors is soliciting your proxy. Directors, officers and other employees of Mariner may participate in soliciting proxies by mail, telephone, facsimile, personal interview or e-mail. In addition, Morrow & Co., Inc. is aiding Mariner in the solicitation of proxies.

Q:	Should I send in my stock certificates now in anticipation of the merger?

A:	No. If you hold certificates representing shares of common stock, detailed instructions with regard to the surrender of your certificates representing shares of common stock, together with a letter of transmittal, will be mailed to you promptly following completion of the merger. You should not submit your certificates representing shares of common stock to Mariner or the paying agent until you have received these materials. The paying agent will send payment for your shares of common stock promptly after the paying agent receives your certificates representing shares of common stock and other required documents.

Q:	How do I receive the merger consideration if I own shares of common stock in book-entry form?

A.	If you hold your shares of common stock in book-entry form — that is, without a stock certificate — you do not need to do anything to receive payment for your shares of common stock. Following completion of the merger, the paying agent will automatically mail the merger consideration to you in exchange for the cancellation of your shares of common stock.

Q:	Where can I learn more about Mariner?

A:	Mariner files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Mariner files with the SEC at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. These SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

Q:	Whom should I contact if I have questions?

A:	If you would like additional copies, without charge, of this proxy statement or if you have questions about any or all of the proposals described in this proxy statement, including the procedures for voting your shares, you should contact Morrow & Co., Inc., which is assisting Mariner in the solicitation of proxies, as follows:

445 Park Avenue, 5th Floor

New York, New York 10022
1-800-607-0088

THE ANNUAL MEETING OF THE STOCKHOLDERS

Time, Place and Purpose of the Annual Meeting

      The annual meeting of the stockholders will be held on November 30, 2004, at 9:00 a.m. local time, at The Westin New York at Times Square, 270 W. 43rd Street, New York, NY 10036. The purpose of the annual meeting is to consider and vote on the proposal to: (i) adopt the merger agreement; (ii) elect the five nominee directors to the board of directors; and (iii) approve the by-law amendment proposal. In the event that there are not sufficient votes for approval of the foregoing proposals at the annual meeting, you may be asked to consider and vote upon a proposal to postpone or adjourn the annual meeting to a later date in order to permit Mariner to solicit additional votes with respect to the adoption of any or all of the foregoing proposals, provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

      The board of directors, by unanimous vote and after careful consideration, recommends that: (i) the stockholders vote “FOR” adoption of the merger agreement; (ii) the stockholders vote “FOR” the election of each of the five nominee directors; (iii) the stockholders vote “FOR” the by-law amendment proposal; and (iv) the stockholders vote “FOR” any adjournment proposal.

Who Can Vote at the Annual Meeting

      Only the holders of record of common stock as of the close of business on the record date are entitled to receive notice of and to vote at the annual meeting. If you own shares of common stock that are registered in someone else’s name, for example, a broker, you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. As of the record date, there were approximately 20,015,000 shares of common stock issued and outstanding, which were held by approximately 6 stockholders of record.

Quorum; Vote Required

      A quorum is necessary to hold the annual meeting. Pursuant to the by-laws, holders of at least a majority of the issued and outstanding shares of common stock entitled to vote as of the record date, present in person or represented by proxy, will constitute a quorum for purposes of the annual meeting. In determining whether a quorum exists at the annual meeting, all shares represented for any purpose at the annual meeting including abstentions and broker non-votes will be counted. Under the by-laws, broker non-votes are defined as shares held by brokers who are prohibited from voting (pursuant to their discretionary authority on behalf of beneficial owners of such shares who have not submitted a proxy with respect to such shares) on some or all of the matters before the stockholders, but which shares would otherwise be entitled to vote at the annual meeting. Based upon the number of shares of common stock outstanding as of the record date 10,007,501 shares of common stock would have to be present in person or by proxy at the annual meeting to constitute a quorum. However, if a new record date is set for an adjourned meeting, then a new quorum will have to be established. Each share of common stock is entitled to one vote.

      Pursuant to the by-laws, the adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote thereon. In addition, any election of directors by the stockholders is determined by a plurality of the votes cast by the stockholders entitled to vote at such election. Finally, approval of the by-law amendment proposal requires the affirmative vote of 80% of the issued and outstanding shares of common stock entitled to vote thereon. With respect to the proposal to adopt the merger agreement and the by-law amendment proposal, because the number of votes needed to approve such proposals is measured against the total number of issued and outstanding shares of common stock, the failure to vote, or an abstention from voting, has the same effect as a vote “AGAINST” the proposals described in this proxy statement. With respect to the election of the five nominee directors, shares that are not voted either as a result of an abstention or failure to vote will not be included in the number of votes cast by the stockholders at such election and as such will have no effect on the outcome of such election.

      Pursuant to the by-laws, in the event a quorum is not present at the meeting or there are not sufficient votes to approve any or all of the proposals presented at the annual meeting, the annual meeting may be postponed or adjourned, in order to permit further solicitation by Mariner, by majority vote of the shares present or represented at the meeting and entitled to vote, although less than a quorum, or by the chairman of the board of directors (only where a quorum is not present), or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. Shares of common stock that are not voted in person or represented by proxy will not be included for the purpose of determining the number of shares needed to obtain a majority vote on the question of adjournment and therefore will have no impact on the outcome of the vote as to the adjournment proposal. On the other hand, abstentions will be included for the purpose of determining the number of shares needed to obtain a majority vote on the question of adjournment and therefore will have the same effect as a vote “AGAINST” any proposal to adjourn the annual meeting.

      The chairman of the board of directors and Mariner’s chief executive officer reserve any rights, available under applicable law and under Mariner’s Third Amended and Restated Certificate of Incorporation (referred to herein as the Certificate of Incorporation) and by-laws, to postpone the date of the annual meeting prior to the scheduled date set forth above, if deemed appropriate for any reason.

      Although broker non-votes will be treated as shares that are present at the annual meeting for purposes of determining whether a quorum exists, broker non-votes will not be treated as shares present at the annual meeting and entitled to vote on the proposal to adopt the merger agreement, the by-law amendment proposal or any adjournment proposal other than an adjournment proposal made in order to allow Mariner to solicit additional votes with respect to the election of the five nominee directors. Shares held by brokers and represented at the annual meeting will be treated as shares present and entitled to vote on the proposal to elect five nominee directors pursuant to the brokers’ discretionary authority on behalf of beneficial owners who have not submitted a proxy with respect to such shares. Because the by-laws provide that elections of directors will be determined by a plurality of votes cast by stockholders entitled to vote at such election, shares held by brokers who elect to abstain from voting such shares with respect to the proposal to elect the five nominee directors will not have any effect on the outcome of such election due to the fact that such votes will not be included in the number of votes cast. Similarly, broker non-votes will have no impact on the outcome of the vote as to any adjournment proposal, other than an adjournment proposal made in order to allow Mariner to solicit additional votes with respect to the election of the five nominee directors, because they will not be included for the purpose of determining the number of shares needed to obtain a majority vote on the question of adjournment. If there is an adjournment proposal in order to allow Mariner to solicit additional votes with respect to the election of the five nominee directors, brokers will have the power to vote on such a proposal pursuant to their discretionary authority on behalf of beneficial owners who have not submitted a proxy with respect to such shares. As a result, shares held by brokers and represented at the meeting will be included for the purpose of determining the number of shares needed to obtain a majority vote on any adjournment proposal relating to the election of the five nominee directors and therefore any abstention by any of such brokers with regard to such a proposal will have the same effect as a vote “AGAINST” such proposal. Finally, because the adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote thereon, and the by-law amendment proposal requires the affirmative vote of 80% of the issued and outstanding shares of common stock entitled to vote thereon, broker non-votes will be included for the purpose of determining the number of shares needed to obtain the required level of approval and therefore will have the same effect as votes “AGAINST” adoption of the foregoing proposals.

Director and Executive Officer Voting

      As of October 19, 2004, approximately 0.1% of the issued and outstanding shares of common stock was held by directors and executive officers of Mariner and their affiliates. Mariner has been advised by its directors and executive officers that they intend to vote all of their shares in favor of the proposals described in this proxy statement. See “Additional Information — Security Ownership of Certain Beneficial Owners and Management.”

Voting by Proxy

      This proxy statement is being sent to you on behalf of the board of directors for the purpose of requesting that you allow your shares of common stock to be represented and voted at the annual meeting or any adjournment thereof by the persons named in the enclosed proxy card. All shares of common stock represented at the meeting by proxies voted by properly executed proxy cards will be voted in accordance with the instructions indicated on that proxy. If you submit a proxy by signing and returning a proxy card without giving voting instructions, your shares will be voted “FOR” the adoption of the merger agreement, “FOR” the election of the five nominee directors, “FOR” the by-law amendment proposal, and “FOR” any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes in the event that a quorum is not present or there are insufficient votes to adopt any or all of the proposals described in this proxy statement at the annual meeting; provided that if there are sufficient votes to approve the proposal to adopt the merger agreement, the annual meeting will not be postponed or adjourned in order to permit further solicitation by Mariner in connection with the proposal to elect five nominee directors or the by-law amendment proposal.

      The board of directors, by unanimous vote and after careful consideration, recommends that: (i) the stockholders vote “FOR” adoption of the merger agreement; (ii) the stockholders vote “FOR” the election of each of the five nominee directors; (iii) the stockholders vote “FOR” the by-law amendment proposal; and (iv) the stockholders vote “FOR” any adjournment proposal.

      The persons named in the proxy card will use their own judgment to determine how to vote your shares of common stock regarding any matters not described in this proxy statement that are properly presented at the annual meeting or any adjournment thereof, or which are incident to the conduct of the annual meeting or any adjournment thereof. Mariner does not know of any matter to be presented at the meeting or any adjournment thereof other than the proposals described in this proxy statement.

      You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise Mariner’s corporate secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke, or attend the annual meeting and vote your shares in person. Merely attending the annual meeting will not constitute revocation of your proxy.

      If your shares of common stock are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions by telephone or via the internet.

      Only holders of record of shares of common stock as of the close of business on the record date will be entitled to vote those shares at the annual meeting.

      Mariner will pay the cost of the proxy solicitation in connection with the merger. Directors, officers and other employees of Mariner may participate in soliciting proxies by mail, telephone, facsimile, personal interview or e-mail. None of these persons will receive additional compensation for soliciting proxies. Mariner will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions. Mariner has engaged Morrow & Co., Inc. to assist in the solicitation of proxies for the annual meeting and will pay Morrow & Co., Inc. a fee estimated not to exceed $5,000 plus reimbursement of expenses.

PROPOSAL ONE:

APPROVAL OF THE MERGER

The Parties to the Merger

Mariner Health Care, Inc.

      Mariner is a Delaware corporation with its executive offices located at One Ravinia Drive, Suite 1500, Atlanta, Georgia, 30346. Its telephone number is (678) 443-7000. Mariner is the one of the largest providers of long-term health care services in the United States. Services are provided through SNFs, assisted living facilities (referred to herein as ALFs) and long-term acute care hospitals (referred to herein as LTACs). As of June 30, 2004, Mariner, through its operating subsidiaries, owned, leased or managed 252 SNFs and two stand-alone ALFs in 23 states with approximately 31,000 licensed beds, and 12 LTACs in four states with approximately 640 licensed beds. The common stock is traded on the Nasdaq Over-the-Counter Bulletin Board under the symbol “MHCA.OB.”

National Senior Care, Inc.

      National Senior Care is a Delaware corporation, formed solely for the purposes of the merger, with its executive offices located at The Highlands, 920 Ridgebrook Road, Sparks, Maryland, 21152. Its telephone number is (410) 773-2007. Affiliates of National Senior Care have a leasehold interest in more than 50 long-term care facilities located throughout the United States, and generally sublease these facilities to unaffiliated, third party, licensed long-term care operators.

NCARE Acquisition Corp.

      NCARE Acquisition is a Delaware corporation, formed solely for the purposes of the merger, with its executive offices located at The Highlands, 920 Ridgebrook Road, Sparks, Maryland, 21152 c/o National Senior Care, Inc. Its telephone number is (410) 773-2007. NCARE Acquisition is a wholly-owned subsidiary of National Senior Care.

The Merger

      The following discussion summarizes the material terms of the merger. While Mariner believes that the description covers the material terms of the merger, this summary may not contain all of the information that is important to you. Mariner urges stockholders to read this proxy statement, the merger agreement and the other documents referred to herein carefully for a more complete understanding of the merger.

Background of the Merger

      In early February 2004, Brian Davidson, an advisor to Trans HealthCare Inc. (referred to herein as THI), and Murray Forman of MetCap Securities LLC (referred to herein as MetCap), representing the sole stockholder of National Senior Care, contacted Mariner to determine its interest in selling part or all of its business. Following an initial meeting on February 26, 2004, among Mr. Davidson, Mr. Forman and C. Christian Winkle, Mariner’s chief executive officer, and a second meeting among the same parties on March 15, 2004, to preliminarily discuss the feasibility and possible benefits of a business transaction between Mariner and National Senior Care, a follow-up meeting was scheduled for April 1, 2004.

      During the week prior to the meeting scheduled for April 1, 2004, Mariner negotiated and executed a confidentiality and stand-still agreement with National Senior Care.

      At the meeting on April 1, 2004, Mr. Winkle, along with Michael E. Boxer, Mariner’s chief financial officer, and Stefano M. Miele, Mariner’s general counsel, reviewed with National Senior Care and its advisors from MetCap as well as Credit Suisse First Boston LLC (referred to herein as CSFB), Brad Bennett and Matt Box of THI and THI’s advisor Mr. Davidson, summary historical and pro forma consolidated financial information substantially similar to the information provided to prospective investors in connection with Mariner’s refinancing transactions completed in December 2003. Additionally, Mariner orally summarized certain projected financial information and industry trends. During the course of the ensuing discussion, National Senior Care indicated that it might be interested in acquiring Mariner and asked at what price management thought that its board of directors might consider an offer. Mariner’s representatives expressed their preliminary view that in light of the numerous SNFs owned by Mariner and the value associated therewith, that a per share purchase price for Mariner would have to “begin with a three,” (i.e., be no less than $30.00), and that such a price could be justified in connection with an acquisition of the entire company. The suggested price represented a premium of approximately 75% over the then-prevailing market price for Mariner’s common stock. National Senior Care’s representatives indicated that they would evaluate the information discussed at the meeting, along with publicly available information, and follow up with Mariner at a later date. On April 7, 2004, the substance of Mariner’s discussions with National Senior Care was reported by Mariner’s senior management to Victor L. Lund, chairman of Mariner’s board of directors.

      On April 21, 2004, National Senior Care expressed its preliminary interest in purchasing all of the issued and outstanding stock of Mariner at a price of $30.00 per share subject to certain conditions including, without limitation, the completion of financial, legal and business due diligence. Mariner informed its board of National Senior Care’s interest and a meeting of the board was scheduled for April 23, 2004, to consider the appropriate procedures for the board to follow in formulating a response to National Senior Care.

      At the meeting on April 23, 2004, the board was briefed by management and representatives of Mariner’s regular outside counsel, Powell, Goldstein, Frazer & Murphy LLP (referred to herein as Powell Goldstein), on National Senior Care’s interest in acquiring Mariner, the discussions that had transpired to date and the fiduciary duties of Mariner’s directors in responding to National Senior Care’s expression of interest. The board authorized management to provide preliminary due diligence materials to National Senior Care. Following this discussion, the board requested that JPMorgan and another investment banking firm be invited to make presentations to the board regarding their potential role as financial advisors to Mariner in connection with a possible transaction between Mariner and National Senior Care.

      On May 4, 2004, the board received presentations from JPMorgan and another investment banking firm providing preliminary assessments of National Senior Care’s expression of interest (and the premium that could be realized by Mariner’s stockholders at the price previously suggested) and other strategic opportunities generally available to Mariner. Each of these investment banking firms advised the board that on a preliminary basis, based on work performed to that date, they believed the $30.00 per share cash price offered was favorable, although further analysis and due diligence would be required. The board also received a formal presentation regarding their fiduciary duties from Powell Goldstein and from Wachtell, Lipton, Rosen & Katz, which Mariner retained as special counsel to advise the non-management members of Mariner’s board as to their duties in connection with any such transaction. Following the presentations, the board selected JPMorgan as the financial advisor to Mariner in connection with a possible transaction between Mariner and National Senior Care. Among other things, the board requested that JPMorgan seek to determine whether National Senior Care was able to provide the equity capital and raise the necessary debt financing to complete the transaction at a price of $30.00 per share.

      At the May 4, 2004 meeting, the board also received presentations from its senior management team regarding a three year plan to operate Mariner on a stand-alone basis, which management had been in the process of preparing prior to any contact by National Senior Care. The board reviewed and discussed Mariner’s current operating results, Mariner’s budgeted 2004 results, the specific state environments in which Mariner operates and the outlook for Medicare and Medicaid reimbursements, among other industry factors, and determined that stockholder value would be greatly enhanced if a $30.00 per share offer could successfully be negotiated. This presentation included management’s views regarding projected earnings before interest, taxes, depreciation and amortization (referred to herein as EBITDA), cash flows and capital expenditures during such three year period as well as management’s assessment of various business risks, possible portfolio rationalization, liability for tort claims asserted by patients and possible opportunities for strategic development. Following these presentations, the board authorized senior management to continue to cooperate with due diligence inquiries by representatives of National Senior Care and to initiate discussions regarding the material terms that would be included in any form of definitive acquisition agreement.

      Following the May 4, 2004 board meeting, Mariner held initial due diligence meetings on May 11th and 12th and general due diligence continued during the week of May 17, 2004. During this time, representatives of Mariner’s management team along with its financial and legal advisors, JPMorgan and Powell Goldstein, met with National Senior Care’s management as well as its financial and legal advisors, CSFB and Jenkens & Gilchrist Parker Chapin LLP (referred to herein as Jenkens), and began discussions regarding certain material terms that would be included in a definitive acquisition agreement, including terms regarding financing commitments, a “fiduciary out” permitting Mariner’s board to consider alternative proposals that might be received following the execution of a definitive agreement with National Senior Care and break-up fees payable under certain circumstances by either Mariner or National Senior Care. During the week of May 17, 2004, Jenkens circulated the initial draft of a proposed form of merger agreement.

      During the week of May 17, 2004, Mariner received an inquiry from an investment banking firm acting as an advisor to a third party competitor that had expressed an interest in acquiring all or part of Mariner. As a result of this inquiry, JPMorgan was instructed by the board to contact the third party’s advisor and determine the nature of its client’s interest. Upon contacting the third party’s advisor, JPMorgan was told that the third party had only a preliminary interest in acquiring Mariner and the third party’s advisor declined to provide any general information such as a proposed price or range of value. JPMorgan advised the third party’s advisor that no confidential information would be released without a clear expression of interest that preferably should be submitted in writing.

      On May 20, 2004, the board held a meeting in which management and legal counsel presented an update on the progress of due diligence and discussions regarding the general framework for a definitive acquisition agreement, and JPMorgan presented an update regarding the recent contact by the third party described above. As part of its update, Mariner’s legal counsel informed the board that the draft commitment letter received to date from CSFB, in connection with arranging the financing required to consummate the proposed transaction, contained too many contingencies to be considered a “firm” commitment. Mariner’s legal and financial advisors also advised the board that based on their discussions to date with National Senior Care and its financial advisor, it appeared unlikely that a satisfactory “firm” financing commitment could be obtained prior to the completion of CSFB’s real estate due diligence on Mariner’s owned SNFs. The board was informed that this process would take approximately 10 to 12 weeks to complete. The board considered the potential disruption to Mariner’s business and related issues if CSFB were permitted to conduct extensive facility level real estate diligence in order to obtain a satisfactory “firm” financing commitment letter prior to entering into a definitive acquisition agreement. The board also evaluated the various issues that could arise in connection with entering into a definitive agreement as soon as possible even though National Senior Care’s real estate financing diligence was not completed. The board decided to proceed with the negotiation of a definitive acquisition agreement that would contemplate the delivery of a financing commitment subsequent to the execution of such agreement in order to minimize the disruption of Mariner’s business. The board also concluded that this approach would likely reduce certain of the risks that could arise if there were a more lengthy pre-signing due diligence period, such as the risk that business and economic developments might occur that could create downward price pressure and the risk that market rumors could make it more difficult to retain key employees. This decision was based on the board’s assessment of various factors, including, without limitation, the understanding with National Senior Care that a customary post-signing “market check” of the contemplated transaction following the execution of a definitive agreement would be conducted and National Senior Care’s willingness to pay a $40 million break-up fee if National Senior Care was unable to obtain the financing needed to consummate the proposed transaction. The board directed management and Mariner’s legal and financial advisors to seek to have the $40 million fee evidenced by an irrevocable letter of credit.

      JPMorgan then updated the board regarding the third party that expressed an interest in acquiring Mariner. JPMorgan informed the board that the third party did not offer a price or range of value and that, based on JPMorgan’s analysis, it was unlikely that the third party could structure a transaction with a price per share comparable to the price offered by National Senior Care without incurring substantial dilution. Following discussion, the board concluded that unless such third party submitted a strong indication of interest with a price or range of value exceeding the $30.00 per share price, Mariner was unwilling to incur any unnecessary risk in terms of jeopardizing the proposed transaction with National Senior Care (or specific terms thereof) by allowing such party to conduct due diligence. In particular, the board noted that allowing due diligence to proceed with a third party, which is also a competitor of Mariner, without a price or range of value could put downward pressure on the price contemplated by the National Senior Care proposal if the third party, after conducting due diligence, failed to submit a definitive proposal or ultimately proposed a price lower than that contemplated by the National Senior Care proposal. As a result of the foregoing and other considerations, including, without limitation, National Senior Care’s understanding that any definitive agreement would allow for a post-signing “market check,” the board determined that Mariner should proceed to negotiate a definitive agreement with National Senior Care.

      Finally, in response to the board’s inquiry, management confirmed that there had been no substantive discussions regarding the participation of any member of Mariner’s current management team in the operation of the business following consummation of a transaction with National Senior Care. In light of the potential for a conflict of interest, the board specifically asked management to refrain from engaging in any such discussions until the transaction was further advanced. The board also asked the members of Mariner’s senior management team to advise the board if any overtures regarding future employment were made by National Senior Care.

      During the week of May 23, 2004, Mariner’s management team and legal and financial advisors continued to negotiate the terms of a definitive merger agreement with representatives of National Senior Care. Initial discussions focused on various provisions such as the extensive representations and warranties that National Senior Care asked Mariner to make, the definition of a “material adverse change” (the absence of which would be a condition to the obligation of National Senior Care to consummate the merger), break-up fees and termination provisions. The discussions also focused on certain covenants requiring Mariner to cooperate with National Senior Care in implementing a restructuring of Mariner’s assets, including the proposed sale by Mariner of its owned SNFs immediately following the consummation of the merger to enable National Senior Care to obtain the financing required to complete the proposed merger (the transactions contemplated by such post-merger restructuring are sometimes referred to herein as the subsequent transactions). In connection with the post-merger sale of Mariner’s SNFs, the proposed purchaser of such properties, SMV advised Mariner that it would obtain approximately $675 million in financing (secured by a mortgage of SMV’s interest in such properties) that would be used to repay a substantial portion of the advance that National Senior Care would obtain to consummate the transactions contemplated by the merger agreement. In connection with such discussions, it was indicated that Rubin Schron, the controlling principal of SMV, through certain of his affiliates, contemplated providing approximately $200 million in equity as a component of the financing required to consummate the merger, and that National Senior Care would also arrange for a $150 million line of credit secured by Mariner’s accounts receivable and certain other assets, the proceeds of which would be available to retire Mariner’s debt.

      During the week of June 1, 2004, negotiation of the definitive merger agreement continued. A telephonic board meeting was convened on June 2, 2004, to update the board on the status of the merger negotiations. At this board meeting, Mariner’s legal and financial advisors informed the board that the negotiations of the prior week were productive and resulted in favorable developments with respect to various terms of the proposed transaction including, without limitation, the definition of a “material adverse change,” the termination provisions and the circumstances under which a break-up fee would be payable by National Senior Care. The board was also informed that National Senior Care was insisting on a $20 million break-up fee payable by Mariner under certain circumstances.

      Noting National Senior Care’s indication that the structure of the subsequent transactions had not been determined, the Mariner representatives also discussed the subsequent transactions that may be engaged in by National Senior Care and the board discussed various issues associated therewith including, without limitation, the need to assess whether the subsequent transactions could under certain circumstances, give rise to solvency issues, as well as the need to obtain demonstrable support for the commitment to provide at least a $200 million equity investment as a part of the financing in connection with the transactions contemplated by the merger agreement. The board directed its legal advisors to obtain appropriate documentation evidencing the $200 million equity commitment and further resolved that such documentation would be required prior to the board’s approval of any transaction with National Senior Care.

      JPMorgan updated the board regarding its efforts to strengthen the financing commitment from CSFB in connection with the financing for the merger and noted that the completion of real estate due diligence on Mariner’s owned SNFs by CSFB remained an obstacle to obtaining an acceptable financing commitment.

      Finally, members of Mariner’s senior management reported that representatives of another third party had expressed an interest in acquiring Mariner, but that this third party also failed to offer a specific price or range of value. Management informed the board that it told this third party’s representatives that they were free to submit an offer to the board and that as of the date of the meeting, there had not been any follow up by such third party. Following discussion, the board determined to continue to focus on the current negotiations with National Senior Care, but that the same process that was followed in connection with the prior third party inquiry should be followed in connection with this expression of interest. As a result, the board instructed JPMorgan to follow up with this third party using the same approach it used in connection with the earlier third party inquiry.

      After the June 2, 2004 meeting of the board, Mariner’s legal and financial advisors and members of Mariner’s senior management team continued negotiating the merger agreement and a form of equity commitment letter confirming that Mr. Schron, as controlling principal of SMV, would, through certain affiliates, make or cause to be made, consistent with the terms contained in the merger agreement, the $200 million in available equity to facilitate the completion of the transactions contemplated by the merger agreement. Mariner’s legal and financial representatives also engaged in various due diligence meetings with representatives of National Senior Care regarding the terms of and timing associated with the subsequent transactions.

      The board met next on June 11, 2004 to receive an update on JPMorgan’s follow-up with regard to the second expression of interest Mariner had received. At this meeting, the board also further analyzed any potential solvency issues that could arise in connection with the subsequent transactions. JPMorgan informed the board that it had contacted the relevant third party who had indicated a possible price in the range of $24 to $28 per share. Such third party also stated that it would commit equity of approximately $100 million and would arrange for appropriate debt financing. Since the high end of the proposed range was below the current price being offered by National Senior Care and since this expression of interest was also subject to contingencies with respect to the debt and equity financing, the board determined that no further follow-up was merited at this time.

      Mariner’s legal advisors updated the board with respect to their negotiations through June 9, 2004 and informed the board that the merger agreement was substantially negotiated and that a detailed summary of the material provisions of the merger agreement would be presented at the board’s next meeting. The board was also informed that an acceptable form of equity commitment letter had been negotiated and that Mariner had been provided with reference letters from two nationally known financial institutions attesting to the financial capacity of Mr. Schron to fulfill the requirements of the equity commitment.

      The board was also informed that although management had neither negotiated a retention package for the transition period following the execution of the merger agreement nor discussed the change of control payments that might be payable as a result of the merger, both issues needed to be resolved in order to finalize the schedules to the merger agreement. Following discussion regarding the status of the transaction generally and National Senior Care’s desire to retain certain members of Mariner’s management and other key employees to ensure a smooth transition, the board determined that it was appropriate for management to have direct discussions with representatives of National Senior Care regarding such matters.

      The board also discussed potential solvency issues presented by the merger and the subsequent transactions and determined that it was appropriate for the board to make such inquiries as it deemed necessary in order to confirm that Mariner would remain solvent following the completion of the merger and the subsequent transactions contemplated by the merger agreement. Mariner’s legal advisors reviewed the laws related to such solvency issues, described the duties of directors in this respect and discussed the tools, including the use of valuation professionals, available to the board to assist it in fulfilling these duties and analyzing these issues. Following discussion, the board decided that it would consider retaining Houlihan Lokey to assist it in analyzing the solvency issues arising in connection with the merger and the subsequent transactions contemplated by the merger agreement.

      Following the meeting, Houlihan Lokey was contacted and discussions ensued regarding a possible engagement. From June 10th through June 14th, management and Mariner’s legal and financial advisors provided Houlihan Lokey with the information requested by Houlihan Lokey to determine whether it would accept such an engagement.

      The board convened on June 14, 2004, and received from Mariner’s legal advisors a detailed summary of the material terms and conditions of the merger agreement. Houlihan Lokey also discussed its preliminary assessment of certain financial tests that may be relevant to the board in its consideration of fraudulent conveyance issues presented by the merger and the subsequent transactions and the scope of a proposed engagement to analyze various issues that would need to be addressed as a predicate to rendering an opinion regarding these specified financial tests in connection with the transactions contemplated by the merger agreement. As part of its discussion, Houlihan Lokey reviewed the process that it would undertake in determining whether it could render an opinion regarding these specified financial tests, noting in particular the diligence that it would complete in support of its opinion and the various inquiries and analyses that it would make regarding the asset valuation and cash flows of Mariner following the completion of the merger and the subsequent transactions. The board discussed with its advisors, among other issues, the tax aspects of the post-merger sale by Mariner to SMV of the owned SNFs, which could be one of several critical issues to be addressed in assessing the solvency of Mariner following the completion of the merger and the subsequent transactions. After considering the discussion by Houlihan Lokey and the credentials Houlihan Lokey articulated to the board, the board concluded that Houlihan Lokey was a nationally recognized firm with experience in the field of the relevant financial and valuation analyses and determined to engage Houlihan Lokey to conduct appropriate reviews with a view to rendering an opinion as to certain specified financial tests pertaining to Mariner following the completion of the merger and the subsequent transactions contemplated by the merger agreement.

      During the week of June 14, 2004, Houlihan Lokey worked together with Mariner’s management and legal and financial advisors to complete the due diligence and other processes necessary for it to reach a conclusion as to whether it would be able to render the requested opinions with regard to the specified financial tests. During this time, Mariner’s management, legal advisors and KPMG LLP (referred to herein as KPMG), Mariner’s independent tax advisor, and National Senior Care’s legal advisors completed certain analyses and concluded that as a result of certain limitations that arose upon the occurrence of certain events relating to the ownership of Mariner’s voting common stock, certain of Mariner’s net operating losses (referred to herein as NOLs) were subject to limitations with respect to their use, and such limitations could be implicated depending on how National Senior Care structured the subsequent transactions following the merger. Mariner’s counsel, KPMG and National Senior Care’s counsel proceeded to analyze the gain that would result from the sale of such facilities and whether enough of the NOLs could be utilized to shelter the gain. It was ultimately concluded that even with the limitation of certain of the NOLs, the sale of such facilities would not trigger a tax liability for Mariner, especially in light of Mariner’s anticipated additional NOLs and because Mariner’s owned assets would be transferred over several years.

      During the week of June 21, 2004, Houlihan Lokey continued work on its analysis and Mariner’s management and legal and financial advisors worked to complete negotiations on the merger agreement and finalize all outstanding issues (including a retention plan for management and key employees) in preparation for a board meeting during which the approval of the merger agreement would be considered. During this week, certain factual certificates required to be provided by National Senior Care and Mariner in support of Houlihan Lokey’s analysis were negotiated and finalized.

      On June 23, 2004, Mr. Winkle received a telephone call from another third party indicating its interest in acquiring Mariner and on June 24, 2004, this third party confirmed its interest with a letter delivered to Mr. Winkle and Mariner’s legal and financial advisors. In response to the letter, representatives of JPMorgan contacted the third party on June 25, 2004, and discussed the expression of interest contained in the letter.

      On June 28, 2004, Mariner’s board convened a meeting in Atlanta, Georgia, at the offices of Powell Goldstein. At the meeting, Mariner’s legal and financial advisors reported on the expression of interest that had been received from a third party. JPMorgan reported that it contacted such third party to discuss its interest and determined that the high end of the price range being considered by such third party might be as high as the price that had been agreed upon with National Senior Care if the third party had access to additional financial data. JPMorgan also reported that although such third party had the apparent ability to consummate a transaction at a price of approximately $30.00 per share, any such transaction would be subject to the completion of due diligence and obtaining the required debt financing. Additionally, the third party was a public company and JPMorgan also reported that, after reviewing publicly available financial information and based on the discussion with the third party, this entity would likely be required to raise additional equity in order to consummate an acquisition. Following discussion, the board determined, in light of the terms being proposed by such third party and the board’s ability to consider alternative proposals following the execution of the merger agreement with National Senior Care, to decline to engage in discussions with such third party at this time and to move forward and consider the transaction being proposed by National Senior Care.

      Representatives of Houlihan Lokey reviewed the analysis that they performed in connection with assessing certain specified financial tests regarding Mariner following the consummation of the merger and the subsequent transactions which tests were based on certain assumptions, as well as certain representations by Mariner and National Senior Care (as well as Houlihan Lokey’s understanding as to the proposed terms of the merger and the subsequent transactions as of the time Houlihan Lokey delivered its opinion). The board discussed the various assumptions made and conclusions reached by Houlihan Lokey in connection with its analysis. The board of directors also discussed various other factors relating to the solvency of Mariner, including the availability of the NOLs, the taxable gain that may be realized upon the sale of the owned SNFs to SMV, the valuation of certain assets that would be retained by Mariner following the merger and the contemplated sale of owned SNFs to SMV, future changes to Medicare and Medicaid reimbursement rates and the projections of Mariner’s cash flow following the merger and the subsequent transactions. Upon the conclusion of Houlihan Lokey’s discussion with the board, Houlihan Lokey rendered its written opinion as described under “Proposal One: Approval of the Merger — The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.” Finally, representatives of JPMorgan reviewed their analysis regarding the fairness, from a financial point of view, of the proposed transaction and rendered their opinion orally (subsequently confirmed in writing as described under “Proposal One: Approval of the Merger — The Merger — Opinion of J.P. Morgan Securities Inc.”) that the consideration to be received by Mariner’s stockholders in connection with the proposed transaction was fair from a financial point of view.

      Mariner’s legal advisors reviewed generally a revised detailed summary of the material terms and provisions of the proposed merger agreement and discussed in particular the changes in the terms of the merger agreement made since the presentation provided to the board on June 14, 2004. Mariner’s legal advisors also presented the terms of the retention plan and payments that had been negotiated for management and various key employees and described the payments that would be made to certain members of Mariner’s management in connection with proposed amendments to their existing employment agreements as an inducement to such members of management to assist with a smooth transition following the merger.

      Following these conversations, the board adopted resolutions approving the merger with National Senior Care and approving, and authorizing the execution and delivery of, the merger agreement as previously negotiated with National Senior Care and presented to the board, subject to receiving the letter of credit. Because it was late in the afternoon on July 28, National Senior Care was unable to obtain the letter of credit until late morning on July 29. Following receipt of the letter of credit on July 29, Mr. Winkle executed the merger agreement on behalf of Mariner and signature pages were exchanged with National Senior Care. Mariner, through a press release prepared in consultation with National Senior Care, announced the execution of the merger agreement at approximately 2:00 p.m. on June 29, 2004.

      On July 5, 2004, Mr. Boxer received an e-mail from the chief executive officer of the third party that had contacted Mariner in early June for the purpose of expressing an interest in acquiring Mariner. The e-mail reiterated this party’s continuing interest in acquiring Mariner and requested access to facility-level financial due diligence information in order to assess whether it would be in a position to “push the bid” and formulate a specific acquisition proposal. A copy of the e-mail was circulated to Mariner’s board of directors and a telephonic meeting was convened on July 7, 2004, during which Mariner’s legal advisors reviewed with the board the provisions of the merger agreement with National Senior Care that expressly contemplated Mariner’s ability to engage in a post-announcement “market check” in order to allow Mariner’s board of directors to fulfill their duties to stockholders. The board of directors, together with management and Mariner’s legal and financial advisors also discussed the confidential nature of the information that had been requested in light of the fact that the third party was a competitor, as well as the method of responding to inquiries and expressions of interest that might be forthcoming in the future. Upon conclusion of the discussion, Mariner’s board directed management to provide the information that had been requested by the third party subject to first obtaining an appropriate confidentiality and standstill agreement with the third party. The board also determined that Mariner’s legal advisors would respond to all future inquiries from interested third parties and directed management to forward all such inquiries to Powell Goldstein.

      Following the board meeting, Powell Goldstein contacted the third party and forwarded a draft confidentiality and standstill agreement. Negotiations on the confidentiality and standstill agreement continued until the agreement was executed on August 27, 2004. Shortly after the execution of the confidentiality and standstill agreement, Mariner provided the third party with the requested facility-level financial due diligence information, but removed any information that would enable the third party to identify the specific facility to which the information related. The third party subsequently requested that the presentation of the financial information be reformulated to facilitate its analysis and understanding. The reformulated information was provided on September 9, 2004, and as of the date hereof, the third party has not submitted any further material requests for additional due diligence information and has not provided any proposal for the acquisition of Mariner.

      During the week of October 14, 2004, representatives from National Senior Care communicated to Mariner their desire to postpone the date on which Mariner may draw on the letter of credit under the merger agreement from October 22, 2004, to December 8, 2004. As an inducement to Mariner to agree to the requested postponement, the representatives from National Senior Care suggested certain other amendments to the merger agreement that would have the effect, from Mariner’s perspective, of increasing the certainty that the transactions contemplated by the merger agreement would be consummated. The suggested amendments included amending the definition of material adverse effect to exclude events occurring after the date of the first amendment. Such amendments also included (i) a waiver of the impact that past or future documents or reports relating to conditions, claims, events or circumstances existing on October 21, 2004, with respect to Mariner’s professional liability and general liability exposure, may have on Mariner or the reserves reflected in Mariner’s financial statements; and (ii) a waiver with respect to any events or circumstances reported to either National Senior Care or NCARE Acquisition by Mariner as required in the merger agreement or of which either National Senior Care or NCARE Acquisition had knowledge prior to the date of the first amendment, pursuant to which National Senior

Care and NCARE Acquisition would be prevented from using such waived events or circumstances described in (i) and (ii) as a basis for (x) claiming a breach of the merger agreement, (y) terminating the merger agreement or (z) asserting the failure of a closing condition. The waiver described with respect to (ii) of the prior sentence also applies to the definition of a material adverse effect. Mariner’s board approved the first amendment on October 21, 2004, and the first amendment was executed and delivered on the same date.

Mariner’s Reasons for the Merger

      The board of directors consulted with senior management and Mariner’s financial and legal advisors and considered a number of factors in reaching its decision to approve the merger agreement and the transactions contemplated by the merger agreement and to recommend that the stockholders vote “FOR” adoption of the merger agreement, including those set forth below:

•	the directors’ knowledge of, and their beliefs about, Mariner and the business environment in which it operates, and the impact of this environment, and any changes therein, on Mariner’s opportunities as a stand-alone entity and its ability to consummate an alternative strategic transaction in the future. Among other factors, the directors considered the uncertainty resulting from the upcoming presidential election and budgetary cycle, and the impact that unforeseen adverse changes to the reimbursement rates offered by the Medicare and Medicaid programs could have on the overall value of Mariner;

•	the strategic options available to Mariner, including remaining independent, and the directors’ assessment that none of these options is likely to: (i) present an opportunity that is equal or superior to the merger with National Senior Care; or (ii) create value for the stockholders that is equal to or greater than that created by the merger;

•	Mariner’s financial condition, results of operations and business and earnings prospects if it were to remain independent, including the risk of adverse changes in Medicare and Medicaid reimbursement rates and the risks associated with professional liability claims brought against Mariner;

•	the current and historical market prices of the common stock, including a comparison of such prices to those of other industry participants and general indices, and the fact that the cash merger price of $30.00 per share represents:

•	a 49.3% premium over the closing price on June 28, 2004, the last trading day prior to the public announcement of the merger agreement;

•	a 29.9% premium over the highest trading price at any time during the 52-week period preceding June 28, 2004; and

•	a 29.9% premium over the highest trading price since Mariner emerged from bankruptcy;

•	the fact that the all cash price would not be subject to any risk of fluctuation in value;

•	the relatively concentrated ownership of the common stock and the consequent difficulty that owners of large amounts of such stock would have in selling their holdings in the public market over a relatively short period of time without depressing the market price if Mariner were to remain an independent public company;

•	the terms of the merger agreement, which provide Mariner with an ability to respond to, and to accept, an unsolicited offer that is superior to the merger, if necessary, to comply with the fiduciary duties of the board of directors to the stockholders under applicable law, subject, potentially, to the requirement to pay National Senior Care $20 million as a break-up fee;

•	the financial presentation of JPMorgan, and its opinion issued to the board of directors, to the effect that as of June 28, 2004, based upon and subject to the considerations described in its opinion and other matters as JPMorgan considered relevant, the consideration to be received by holders of common stock in the merger was fair, from a financial point of view, to the holders of common stock as described under “Proposal One: Approval of the Merger — The Merger — Opinion of J.P. Morgan Securities Inc;”

•	the financial presentation and the written opinion, dated June 28, 2004, of Houlihan Lokey issued to the board of directors, regarding certain financial tests pertaining to Mariner, which was one of the factors considered by the board in connection with the solvency issues presented by the merger and the transactions which Mariner is expected to enter into immediately after the consummation of the merger in connection with the merger as described under “Proposal One: Approval of the Merger — The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.” (but not the fairness of the consideration to be received by holders of common stock in the merger); and

•	the terms of the merger agreement, as reviewed by the board of directors with its legal advisors, including the provisions relating to the letter of credit available to Mariner under specified circumstances. The board of directors believe that the letter of credit provides a substantial incentive to National Senior Care to arrange the financing necessary to consummate the merger.

      In addition to taking into account the foregoing factors, the board of directors also considered the following potential drawbacks and risks associated with the merger in reaching its decision to approve the merger agreement:

•	the fact that National Senior Care is a newly formed entity with no operations of its own and that the financing for the transaction was not committed as of the announcement of the merger agreement;

•	the fact that the transaction would be highly leveraged and result in a material change in the capital structure of Mariner;

•	the possibility that, following the consummation of the merger, a bankruptcy or reorganization case or a lawsuit may be filed by or on behalf of unpaid creditors of Mariner, and if in connection therewith a court determines such merger or subsequent transactions had the effect of rendering Mariner insolvent, it may avoid payment of the merger consideration and require its return for the benefit of creditors of Mariner;

•	the fact that, because the stockholders are receiving cash for their shares of common stock, they will not receive the benefits of any potential future growth of either Mariner or National Senior Care;

•	the possibility of favorable developments with respect to professional liability claims and/or Medicare and Medicaid reimbursement rates that could result in Mariner becoming more profitable than predicted;

•	the possible disruption of Mariner’s business that could result from the public announcement of the transaction and the potential risks and costs to Mariner, including the diversion of its management, and the potential negative effect on customer and business relationships if the merger were not completed;

•	the fact that, although Mariner is not aware of any existing plans to eliminate employees subsequent to the consummation of the merger, the merger may have an impact on Mariner’s employees, including the possibility that jobs will be eliminated;

•	the fact that the merger will be a taxable transaction to the stockholders;

•	the interests of some officers of Mariner that are different from, or in addition to, the interests of the stockholders generally, as described under “Proposal One: Approval of the Merger — The Merger — Interests of Mariner’s Directors and Executive Officers in the Merger”; and

•	the terms of the merger agreement, including the prohibition on the solicitation of alternative transactions and the requirement to pay National Senior Care $20 million in the event Mariner engages in specified alternative transactions.

      The board of directors concluded, however, that these potential drawbacks and risks did not outweigh the benefits of the merger to Mariner and its stockholders.

      In view of the variety of factors and the amount of information considered, the board of directors did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the above factors in reaching its decision. In addition, individual members of the board of directors may have given different weights to different factors.

Opinion of J. P. Morgan Securities Inc.

      Pursuant to an engagement letter dated May 7, 2004, Mariner retained JPMorgan as its financial advisor in connection with the proposed transaction and to render an opinion to the board of directors as to the fairness, from a financial point of view, to the holders of common stock, of the consideration to be received by those holders in the proposed merger. JPMorgan was selected by the board of directors based on JPMorgan’s qualifications, reputation and substantial experience with transactions similar to the merger, as well as JPMorgan’s familiarity with Mariner. JPMorgan rendered its oral opinion to the board of directors on June 28, 2004 (as subsequently confirmed in writing on June 28, 2004), that, as of that date, the consideration to be received by the holders of common stock in the proposed merger was fair, from a financial point of view, to those holders.

      THE FULL TEXT OF THE OPINION DELIVERED BY JPMORGAN TO THE BOARD OF DIRECTORS, DATED JUNE 28, 2004, WHICH SETS FORTH THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY JPMORGAN IN RENDERING ITS OPINION, IS ATTACHED AS ANNEX B TO THIS DOCUMENT AND IS INCORPORATED HEREIN BY REFERENCE.

      JPMORGAN’S OPINION IS DIRECTED TO THE BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO THE HOLDERS OF COMMON STOCK OF THE CONSIDERATION TO BE RECEIVED BY THOSE HOLDERS IN THE MERGER. JPMORGAN’S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW TO VOTE WITH RESPECT TO THE PROPOSED TRANSACTION. THE STOCKHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. JPMORGAN’S OPINION DID NOT ADDRESS THE MERITS OF

THE UNDERLYING DECISION BY MARINER TO ENGAGE IN THE MERGER. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

      In arriving at its opinion, JPMorgan: (i) reviewed the final form of the merger agreement; (ii) reviewed publicly available business and financial information concerning Mariner and the industries in which it operates; (iii) compared the proposed financial terms of the merger with the publicly available financial terms of transactions involving companies JPMorgan deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of Mariner with publicly available information concerning other companies JPMorgan deemed relevant and reviewed the current and historical market prices of the common stock and publicly traded securities of the other companies; (v) reviewed internal financial analyses and forecasts prepared by the management of Mariner relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as JPMorgan deemed appropriate for the purpose of the JPMorgan opinion.

      JPMorgan also held discussions with members of the management of Mariner and National Senior Care with respect to aspects of the merger, and the past and current business operations of Mariner, the financial condition and future prospects and operations of Mariner, and other matters JPMorgan believed necessary or appropriate to JPMorgan’s inquiry.

      In giving its opinion, JPMorgan has relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to JPMorgan by Mariner and National Senior Care (including valuations and appraisals of Mariner and its assets provided to JPMorgan) or was otherwise reviewed by JPMorgan, and JPMorgan did not assume any responsibility or liability therefor. JPMorgan did not conduct any valuation or appraisal of any assets or liabilities. In relying on financial analyses and forecasts provided to JPMorgan by Mariner, JPMorgan assumed that such analyses and forecasts were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Mariner to which the analyses or forecasts relate. JPMorgan also assumed that the merger would be consummated as described in the merger agreement. JPMorgan relied, as to all legal matters relevant to rendering its opinion, upon the advice of counsel. JPMorgan also assumed that the definitive merger agreement will not differ in any material respects from the final form thereof furnished to JPMorgan.

      JPMorgan’s opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to JPMorgan as of, June 28, 2004. Subsequent developments may affect the JPMorgan opinion and JPMorgan does not have any obligation to update, revise, or reaffirm its opinion. JPMorgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders of common stock in the proposed merger and JPMorgan expresses no opinion as to the underlying decision by Mariner to engage in the merger.

      Although JPMorgan had discussions with representatives of three entities, other than National Senior Care, that made unsolicited inquiries, JPMorgan noted that it was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Mariner or any other alternative transaction.

      The following is a brief summary of the material financial analyses performed by JPMorgan in connection with providing its opinion to the board of directors on June 28, 2004, as subsequently confirmed in writing on June 28, 2004. Some of the summaries of the financial analyses include information presented in tabular format. To fully understand the financial analyses, the tables should be read together with the text of each summary. Considering the data set forth in the table without considering the narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses.

Historical Stock Price Analysis

      JPMorgan reviewed the historical daily high and low trading prices of the common stock for the 52 weeks ending June 25, 2004. The analysis indicated that the high and low trading prices of the common stock for the 52 weeks ending June 25, 2004, were $23.10 and $4.25, respectively. The price of the common stock as of June 25, 2004, was $19.95, which was 86.4% of the 52 week high of $23.10.

Comparison of Publicly Traded Companies

      Using Mariner management forecasts, selected published wall street equity research estimates, public SEC filings and other publicly available information, JPMorgan compared financial information, ratios and public market multiples for Mariner to corresponding measures for five publicly traded healthcare companies. The companies reviewed in connection with this analysis were:

•	Manor Care, Inc.

•	Extendicare Inc.

•	Genesis HealthCare Corporation

•	Beverly Enterprises, Inc.

•	Kindred Healthcare, Inc.

      Although none of the selected companies is directly comparable to Mariner, the companies were chosen because they are publicly traded companies with operations that for purposes of the analysis may be considered similar to certain operations of Mariner. The multiples and ratios of Mariner and the selected companies were calculated using the closing prices of the common stock of Mariner and the selected companies on June 25, 2004.

      JPMorgan calculated:

•	the firm values of Mariner and the selected companies as multiples of the estimated EBITDA for the calendar year ending December 31, 2004, for Mariner and the selected companies; and

•	the adjusted firm values of Mariner and the selected companies (adjusted to include the last 12 months rent for Mariner and the selected companies capitalized at 8.0x) as multiples of the estimated earnings before interest, taxes, depreciation, amortization and rent (referred to herein as EBITDAR) for the calendar year ending December 31, 2004, for Mariner and the selected companies.

      The following table presents the summary results of this analysis:

	Firm Value/2004E	Adjusted Firm Value/
	EBITDA	2004E EBITDAR

Median	7.3x	7.5x
Mean	7.1x	7.4x
High	8.1x	8.1x
Low	5.3x	6.7x
Mariner based on management projections	7.7x	8.0x
Mariner transaction multiple	9.9x	9.7x

      Based on this analysis, JPMorgan selected a range of multiples of estimated 2004 EBITDA of 6.5x to 7.5x for Mariner and a range of multiples of estimated 2004 EBITDAR of 7.0x to 8.0x, which implied a range of equity value per share of $13.50 to $20.00 for Mariner (rounded to the nearest $0.50), based on management estimates of Mariner 2004 EBITDA and 2004 EBITDAR of $100.8 million and $131.9 million, respectively (in each case, reflecting a full year of Medicare rate increases), and 20.5 million fully diluted shares of common stock outstanding (including restricted stock).

Selected Historical Transactions Multiples Analysis

      JPMorgan analyzed certain information relating to six facility-based healthcare mergers and acquisitions announced in the last five years. The transactions reviewed in connection with this analysis were:

Acquiror	Target	Date Announced

Texas Pacific Group	IASIS Healthcare Corporation	May 2004
Select Medical Group Corporation	Kessler Rehabilitation Corporation	June 2003
Lazard Freres Real Estate Investors	ARV Assisted Living, Inc.	January 2003
JPMorgan Partners, LLC	MedQuest, Inc.	July 2002
J.W. Childs Associates, L.P./ The Halifax Group, L.L.C	Insight Health Services Corp.	July 2001
Triad Hospitals, Inc.	Quorum Health Group, Inc.	October 2000

      Based on equity research, public SEC filings, and other publicly available information, JPMorgan calculated the implied firm values of the target companies in the transactions as multiples of the latest 12 month EBITDA for the target companies in the selected transactions.

      The following table presents the summary results of this analysis:

Firm Value/LTM EBITDA

Median	7.5x
Mean	7.6x
High	10.1x
Low	4.9x

      Based on this analysis, JPMorgan selected a range of multiples of estimated 2004 EBITDA of 7.0x to 9.0x for Mariner, which implied a range of equity value per share of $11.50 and $20.00 for Mariner (rounded to the nearest $0.50) based on last 12 month EBITDA for Mariner of $86.7 million (contained in Mariner’s fourth quarter 2003 and first quarter 2004 press releases, adjusted for divested operations, non-recurring items and a six-month Medicare adjustment of $6.3 million) and 20.5 million fully diluted shares of common stock outstanding (including restricted stock). This is compared to the offer price of $30.00.

      None of the companies or the selected transactions used in the above analysis is identical to Mariner or the merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and the selected transactions and other factors that may have affected the selected transactions and/or affect the merger.

Discounted Cash Flow Analysis

      JPMorgan calculated a range of discounted cash flows for Mariner using projections based on management forecasts which are pro forma for divestitures and new business development. This analysis was based on the sum of (i) the present value of projected, standalone, after-tax, unlevered free cash flows of Mariner for fiscal periods from 2004 through fiscal year 2014, excluding any potential benefit resulting from the usage of existing or future net operating loss (referred to herein as NOL carryforwards), and (ii) the present value of the projected terminal value, based on an annual perpetuity revenue growth rate, excluding any potential benefit resulting from the usage of existing or future NOL carryforwards. JPMorgan calculated a range of values for Mariner by utilizing a cost of capital from 8.50% to 9.50% and perpetuity revenue growth rates ranging from 3.00% to 3.50%.

      Based on the foregoing calculations, JPMorgan derived a range of illustrative values on an equity value per share basis, as of June 25, 2004, of $16.41 to $25.99 per share of common stock based on Mariner management’s forecasts, and on 20.5 million fully diluted shares of common stock outstanding (including restricted stock). The illustrative equity per share values for Mariner implied terminal last 12 month EBITDA multiples ranging from 6.1x to 7.8x.

      JPMorgan also calculated, using projections of taxable income, expected NOL expirations and expected tax rates, all based on management projections, the range of discounted cash flows for Mariner which could result from the usage of NOL carryforwards. Using a cost of capital from 8.50% to 9.50% and assuming $563 million in NOL carryforwards as of December 31, 2003, JPMorgan derived a range of illustrative values of the NOL carryforwards on an equity value per share basis as of June 25, 2004. JPMorgan then derived a range of illustrative values on an equity value per share basis for Mariner, as of June 25, 2004, including the present value of the potential benefit resulting from the usage of NOL carryforwards, by calculating the sum of (i) the illustrative equity value per share associated with the NOL carryforwards, and (ii) the illustrative values on an equity value per share basis, as of June 25, 2004, of the common stock, as described in the preceding paragraph.

      Based on the foregoing calculations, JPMorgan derived a range of illustrative values on an equity value per share basis, including the present value of the potential benefit resulting from the usage of NOL carryforwards, as of June 25, 2004, of $22.22 to $32.17 per share of common stock based on Mariner management’s forecasts, and on 20.5 million fully diluted shares of common stock outstanding (including restricted stock). JPMorgan noted Mariner is in the process of analyzing its ability to use the $563 million of NOL carryforwards shown on its Annual Report on Form 10-K as of December 31, 2003; indicating that if Mariner concludes that the available NOL carryforward balance is less than $563 million, the implied valuation would be reduced accordingly (e.g., a reduction of the available NOL carryforward balance to $301 million as of December 31, 2003, would result in a per share value range of $20.50 to $30.00).

      Pursuant to an engagement letter dated May 7, 2004, between Mariner and JPMorgan, JPMorgan has acted as financial advisor to Mariner with respect to the proposed merger and Mariner will pay to JPMorgan a nonrefundable fee, payable upon consummation of the merger, in an amount equal to $4,000,000, plus the lesser of (i) 5% of any consideration attributable to any per share purchase price paid to Mariner stockholders in excess of $30.00 per share of common stock and (ii) $4,000,000. Mariner will also reimburse JPMorgan for its reasonable expenses incurred up to a maximum of $100,000, unless otherwise agreed to by Mariner. JPMorgan and its affiliates have in the past provided financing services to Mariner and may continue to do so, and have received, and may receive, fees for the rendering of such services. In particular, JPMorgan and its affiliates have, in the past, acted as joint bookrunner and lender on credit facilities for Mariner. In the ordinary course of JPMorgan’s businesses, JPMorgan and its affiliates may actively trade the debt and equity securities of Mariner or National Senior Care or its affiliates for JPMorgan’s own account or for the accounts of customers and, accordingly, JPMorgan may at any time hold long or short positions in such securities.

Risks in the Event Mariner Becomes Insolvent Following the Merger

      If a bankruptcy or reorganization case or a lawsuit is filed by or on behalf of unpaid creditors of Mariner, payment of the merger consideration to a holder of shares will be subject to review by the court before which such case is brought under relevant federal and state fraudulent conveyance statutes. Under these statutes, if a court were to find that, at the time the merger consideration was paid, (i) the merger consideration was paid or the related acquisition financing or other indebtedness was incurred with the intent of hindering, delaying or defrauding creditors or (ii) Mariner received less than a reasonably equivalent value or fair consideration for the merger consideration or incurring the related acquisition financing or other related indebtedness and Mariner (a) was insolvent or was rendered insolvent by reason of the merger and related transactions, (b) was engaged in a business or transaction for which its assets constituted unreasonably small capital or (c) intended to incur, or believed that it would incur, debts beyond its ability to pay as they matured (as the foregoing terms are defined in or interpreted under the fraudulent conveyance statutes), such court could avoid the payment of the merger consideration and require its return for the benefit of creditors of Mariner.

      Houlihan Lokey issued its opinion regarding Mariner’s satisfaction of specific financial tests pertaining to Mariner following the merger based on certain assumptions, including structural assumptions and assumptions regarding the subsequent transactions both as set forth in certificates delivered to Houlihan Lokey by National Senior Care (whose certificate pertained to the structural assumptions and assumptions regarding the subsequent transactions) and Mariner (whose certificate pertained to certain items other than the structural assumptions and assumptions regarding the subsequent transactions), as well as certain assumptions set forth in the Houlihan Lokey opinion, at the time it delivered the opinion described below. (For a summary of the content of the certificates referred to in the prior sentence and the Houlihan Lokey opinion, see “— Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.” below.) The opinion delivered by Houlihan Lokey is attached hereto as Annex C. In rendering its opinion, Houlihan Lokey also assumed, without independent verification, that the financial forecasts and projections regarding Mariner provided to it have been reasonably prepared and reflect the best estimates then available of the future financial results and condition of Mariner. These projections contained forward looking information about certain items affecting Mariner’s future cash flow, future operations and other matters that were not included in the certificates described below, including, but not limited to, assumptions regarding revenue, insurance costs, census, payor mix, labor and benefit costs, taxes (other than taxes resulting from the merger transaction), capital expenditures, utilities and bad debt expense. The Houlihan Lokey opinion also contains assumptions regarding certain additional matters relating to future Medicare and Medicaid reimbursement rates, the tax effect of the merger and the subsequent transactions, third party assessments and reports regarding the amount of various contingent liabilities to which Mariner may become subject, certain estimates of the amount and value of Mariner’s deferred tax assets and the availability and terms and conditions of future refinancings of the loans and lines of credit expected to be in place upon completion of the merger and the subsequent transactions. Many of these assumptions related to multi-year periods after the estimated closing date. It is a condition to the consummation of the transactions contemplated by the merger agreement that Houlihan Lokey issue a bring-down of the opinion described below; however that opinion also will be subject to assumptions. Any or all of the assumptions described in the preceding portion of this paragraph and the assumptions forming the basis of any bring-down opinion are outside the control of Mariner and are inherently uncertain. As a result, the actual outcome of the matters which are the subject of such assumptions could differ materially from those assumed.

      If the merger is consummated, there is no assurance that any assumption made in connection with rendering the opinion of Houlihan Lokey as described below (or in any bring-down of such opinion), including to the extent such assumption pertains to a period following the consummation of the merger, will prove to be correct either in the near or long-term. If there are any changes in the matters which are the subject of the structural assumptions or the subsequent transactions or any of the other assumptions contained in the Houlihan Lokey opinion prove to be inaccurate or change, the conclusions reached in the opinion could be materially affected.

      It is important to note that no assurance can be given that a court would concur with the beliefs, conclusions or assumptions asserted in Houlihan Lokey’s opinion (as originally issued or brought down prior to closing), including any modification thereof, if a bankruptcy or insolvency proceeding were commenced and the delivery of any such opinion does not assure that creditors would not be successful in a proceeding seeking return of the merger consideration. In addition, the Houlihan Lokey opinion relates only to the specified financial tests regarding Mariner described below and does not address all of the factors that may be considered by a court in connection with a bankruptcy or insolvency proceeding. See “Proposal One: Approval of the Merger — The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.”

Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

      The preparation of Houlihan Lokey’s opinion was a complex process and is not necessarily susceptible to partial analysis or summary description. Nevertheless, the following is a brief summary of Houlihan Lokey’s opinion addressed to the board of directors of Mariner and dated June 28, 2004 (referred to herein as the Houlihan Lokey opinion). This summary includes a brief description of the material considerations evaluated and procedures applied by Houlihan Lokey in the course of preparing and rendering the Houlihan Lokey opinion. However, this summary does not purport to be a complete statement of the considerations evaluated and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at such findings, limitations on the review undertaken in connection with the opinion, judgments made or conclusions reached by Houlihan Lokey or a complete description of the Houlihan Lokey opinion. The Houlihan Lokey opinion relates solely to specific financial tests pertaining to Mariner immediately after and giving effect to the merger and the subsequent transactions (as such transactions were described to Houlihan Lokey as of the time of delivery of its opinion) and otherwise does not purport to make any conclusions regarding the solvency of Mariner after giving effect to the merger and the subsequent transactions.

      In the Houlihan Lokey opinion, Houlihan Lokey states that, based on the considerations set forth therein and on other factors it deemed relevant, it was of the opinion as of the date of that letter that, assuming the merger and subsequent transactions are completed as described in the Houlihan Lokey opinion, immediately after and giving effect to the merger and subsequent transactions and on a pro forma basis:

•	the fair value and present fair saleable value of Mariner’s assets would exceed Mariner’s stated liabilities and identified contingent liabilities;

•	Mariner should be able to pay its debts as they become absolute and mature; and

•	Mariner’s capital after the merger and subsequent transactions would not be unreasonably small for the business in which Mariner is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the merger and subsequent transactions.

      The full text of the Houlihan Lokey opinion is attached as Annex C to this proxy statement, and this summary is qualified in its entirety by reference to the text of that opinion. Houlihan Lokey has consented to the inclusion of this summary in, and the attachment of its opinion to, this proxy statement, but does not thereby admit that Houlihan Lokey comes within the category of persons whose consent is required under federal securities laws, nor does Houlihan Lokey thereby admit that it is an expert with respect to any part of this proxy statement within the meaning of the term “expert” under the federal securities laws. Houlihan Lokey believes, and so advised the board of directors of Mariner, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions. Stockholders are urged to, and should, read the Houlihan Lokey opinion carefully in its entirety for a description of a complete statement of the considerations and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at such findings, limitations on the review undertaken in connection with the opinion, and judgments made or conclusions undertaken by Houlihan Lokey in reaching its opinion. The Houlihan Lokey opinion was provided for the information and assistance of the members of the board of directors of Mariner in connection with the evaluation by the board of directors of the solvency of Mariner after giving effect to the merger and subsequent transactions. The Houlihan Lokey opinion is not intended to, nor does it, address the fairness of the consideration paid to stockholders of Mariner in the merger. Houlihan Lokey did not express any opinion as to Mariner’s business decision to effectuate the merger, did not solicit third-party indications of interest in acquiring all or any part of Mariner and did not express an opinion as to whether Mariner or its assets would in fact be sold for consideration constituting fair value.

      The Houlihan Lokey opinion will be updated as of the date of the closing of the merger to enable Houlihan Lokey and the board of directors of Mariner to, among other things, assess the effect of any changes in the facts and circumstances which formed the basis for the Houlihan Lokey opinion, including by way of example, any changes in the subsequent transactions, if any, from those described to Houlihan Lokey at the time of delivery of its opinion and will be addressed to the board of directors of Mariner, and the closing of the merger is conditioned on Mariner’s receipt of that updated opinion. Except to the extent that Houlihan Lokey updates its opinion as of the date of the closing of the merger, Houlihan Lokey is under no obligation to update, revise or reaffirm the Houlihan Lokey opinion.

      In rendering its opinion, Houlihan Lokey valued the assets of Mariner on a consolidated basis and as a going-concern (including goodwill), on a pro forma basis, immediately after and giving effect to the merger and subsequent transactions. The determination of the fair value and present fair saleable value of the assets of Mariner after the completion of the merger and subsequent transactions was based on valuation methodologies deemed appropriate by Houlihan Lokey.

      For purposes of its opinion, Houlihan Lokey defined the following terms as having the meanings set forth below:

•	“fair value” means the amount at which Mariner would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both;

•	“present fair saleable value” means the amount that may be realized if Mariner’s aggregate assets (including goodwill) are sold with reasonable promptness in an arm’s length transaction under present conditions for the sale of comparable business enterprises, as those conditions could reasonably be evaluated by Houlihan Lokey;

•	“identified contingent liabilities” means the stated amount of contingent liabilities identified to Houlihan Lokey and valued by responsible officers of Mariner, upon whose conclusions Houlihan Lokey relied without independent verification (no other contingent liabilities were considered); and

•	“able to pay its debts as they become due or mature” means, assuming the merger and subsequent transactions have been consummated as described in the Houlihan Lokey opinion, Mariner’s financial forecasts for the period 2004 through 2010 indicate positive cash flow for such period, including (and after giving effect to) the payment of installments due under loans made pursuant to the indebtedness incurred in connection with the consummation of the merger and subsequent transactions, as such installments are scheduled at the close of the merger and subsequent transactions.

      In rendering its opinion, Houlihan Lokey made no representation as to any legal matters or as to the sufficiency of the preceding definitions for any purpose other than setting forth the scope of the Houlihan Lokey opinion.

      In its analyses, Houlihan Lokey made numerous assumptions with respect to Mariner, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Mariner. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Houlihan Lokey also relied upon the structural assumptions (as such term is defined below in “Proposal One: Approval of the Merger — The Merger Agreement — Structural Assumptions”).

      The Houlihan Lokey opinion states that Houlihan Lokey did not independently investigate or verify the accuracy or completeness of the information, including financial projections, supplied by Mariner or the structural assumptions and other information supplied by National Senior Care, and that Houlihan Lokey assumes no responsibility with respect to the accuracy and completeness of such information or projections. In arriving at its opinion, Houlihan Lokey relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it have been reasonably prepared and reflect the best estimates then available of the future financial results and condition of Mariner, and that there had been no material adverse change in the assets, financial condition, business or prospects of Mariner since the date of the most recent financial statements made available to Houlihan Lokey as of the time of delivery of the Houlihan Lokey opinion. Houlihan Lokey also assumed that the merger and the subsequent transactions are completed in a manner consistent with that set forth in the Houlihan Lokey opinion.

      The Houlihan Lokey opinion states also that Houlihan Lokey’s opinion was based on business, economic, market and other conditions as they existed and could be evaluated by Houlihan Lokey on the date that the opinion was rendered. Houlihan Lokey did not undertake any physical inspection or independent appraisal of any of the properties, assets or liabilities (including identified contingent liabilities) of Mariner.

      In addition, the Houlihan Lokey opinion states that Houlihan Lokey relied upon and assumed (and will be relying upon and assuming), without independent verification, that:

•	the data, material and other information with respect to Mariner and its subsidiaries or any of their respective business operations furnished to Houlihan Lokey by or on behalf of Mariner and each of its agents, counsel, employees and representatives is true, correct and complete in all material respects;

•	the representations and warranties of Mariner made to Houlihan Lokey in the engagement letter between Houlihan Lokey and Mariner and in a certificate (regarding certain matters other than the structural assumptions) delivered to Houlihan Lokey by Mariner are true, correct and complete in all material respects;

•	the representations provided to Houlihan Lokey in certain certificates delivered to Houlihan Lokey by Mariner (regarding certain matters other than the structural assumptions) and National Senior Care (regarding the structural assumptions and subsequent transactions) are true, correct and complete in all material respects including, without limitation:

•	the amount, terms and availability of a $150 million non-amortizing secured loan with an initial term of three years, the proceeds of which are to be used to retire Mariner’s debt existing at the time of consummation of the merger;

•	the availability of a subordinate line of credit on market terms to be provided by Cammeby’s arranged by Rubin Schron, a principal of Cammeby’s, in an amount sufficient to fund Mariner’s liquidity needs following the merger and the completion of the subsequent transactions;

•	the receipt by Mariner as a result of the merger of $75 million in cash in connection with the issuance by NCARE Acquisition of a class of redeemable preferred stock;

•	the capitalization of SSC, with at least $100 million of equity and the assumption that SSC will not incur debt at the time of the consummation of the merger to fund its operations;

•	the sale by Mariner to SMV immediately subsequent to the merger of approximately 164 SNFs for $800 million in an arm’s length transaction;

•	the retention by Mariner of the furniture, fixtures and equipment used in connection with the operation of the 164 SNFs to be sold to SMV following the merger and the effect that retaining such assets will have on the amount of rent payable under any net leases taken back by Mariner;

•	Mariner’s ability following the merger to assign any net leases to SSC and to be released by SMV from any liability under such assigned leases;

•	the amount of the management fee to be paid by Mariner to SSC for managing approximately 80 SNFs leased by Mariner under operating leases and Mariner’s long-term acute care hospitals;

•	Mariner’s retention until February 2005, of the 11 SNFs that are subject to mortgages in favor of Omega Healthcare Investors, Inc. (referred to herein as Omega) (which facilities would only be sold or transferred for fair value); and

•	the absence of any other material intercompany transactions among Mariner, SMV and SSC;

•	Mariner’s ability to shelter any gain and not incur any material tax liability or suffer any material adverse effect related to tax, in either case due to, arising from or in connection with the transaction and subsequent transactions, including the sale of approximately 164 SNFs to SMV, as a result of available net operating losses; and

•	certain additional matters relating to future Medicare and Medicaid reimbursement rates, the tax effect on Mariner of the merger and subsequent transactions, third party assessments and reports regarding the amount of various contingent liabilities to which Mariner may become subject, certain estimates of the amount and value of Mariner’s deferred tax assets, the availability and terms and conditions of future refinancings of the loans and lines of credit expected to be in place upon completion of the merger and subsequent transactions.

      The opinion of Houlihan Lokey is based upon the structural assumptions and subsequent transactions as proposed on June 28, 2004, the date of the opinion referred to above. If there are any changes in the structural assumptions or the subsequent transactions or any of the assumptions in the Houlihan Lokey opinion prove to be inaccurate or change, the conclusions reached in the opinion could be materially affected. Houlihan Lokey has not been engaged to consider, and has expressed no opinion as to the effect of any possible changes in the structural assumptions or the subsequent transactions as of the date of this proxy statement from those described to Houlihan Lokey in connection with the delivery of its opinion (except as may arise in connection with the preparation of its bring-down opinion at the closing of the merger).

      The Houlihan Lokey opinion is not intended to be, and does not constitute, a recommendation to Mariner stockholders as to how they should vote at the special meeting, nor does it address Mariner’s underlying business decision to effect the merger. Houlihan Lokey has not been requested to, and did not, solicit third party indications of interest in acquiring all or part of Mariner. Furthermore, Houlihan Lokey was not requested to, and did not negotiate the terms of the merger and subsequent transactions or the structural assumptions or transaction agreements or advise the board of directors of Mariner with respect to the merger and subsequent transactions or alternatives to the terms of the merger and subsequent transactions. In particular, Houlihan Lokey did not review any reports, presentations or other materials prepared by third parties, (other than as set forth above), in connection with the merger or the subsequent transactions. In addition, Houlihan Lokey did not review or participate in the preparation of any report or other materials prepared by JPMorgan, including the report presented by JPMorgan to Mariner’s board.

      The Houlihan Lokey opinion was also based on, among other things, a review of various agreements relating to the transaction and subsequent transactions as proposed as of the time of delivery of its opinion, historical and pro forma financial information and certain business information relating to Mariner, as well as certain financial forecasts and other data provided by Mariner relating to the businesses and prospects of Mariner. Houlihan Lokey also conducted discussions with Mariner’s management relating to the operations, financial condition, liabilities (including contingent liabilities), insurance, future prospects and projected operations and performance of Mariner and conducted those financial studies, analyses and investigations that it deemed appropriate in rendering its opinion.

      Houlihan Lokey was retained to render its opinion as to Mariner because of its familiarity with the businesses and assets of Mariner and its qualifications, experience and reputation. Mariner has agreed to pay Houlihan Lokey $1,000,000, $275,000 of which is payable upon delivery by Houlihan Lokey of its updated opinion as of the date of the closing of the merger. Mariner has also agreed to reimburse Houlihan Lokey for its out-of-pocket expenses incurred in connection with the rendering of its opinions. No portion of Houlihan Lokey’s fee is contingent upon the result of any opinion which it may render.

Structural Assumptions

      In order to facilitate Houlihan Lokey’s analysis of certain specified financial tests in connection with the opinion discussed above under “Proposal One: Approval of the Merger — The Merger — Opinion of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.,” National Senior Care delivered a certificate of certain assumptions regarding (i) the structure of the financing required in connection with the merger and (ii) the structure of the material transactions with third parties immediately subsequent to the merger agreement. The assumptions set forth in such certificate are referred to herein as the “structural assumptions.” Under the merger agreement, National Senior Care covenants to provide Mariner with notice of any material adverse change in the structural assumptions if such change could impact the financing needed to complete the merger or the solvency of Mariner upon completion of the merger or following the merger. National Senior Care also covenants not to make any changes in the structural assumptions that would reasonably be expected to have a material adverse effect on the solvency of Mariner as a result of the merger or the subsequent transactions. However, the merger agreement provides that National Senior Care will not be deemed to be in breach of the covenant contained in the prior sentence if notwithstanding that the change in the structural assumptions that renders Houlihan Lokey incapable of delivering the bring-down opinion National Senior Care nevertheless obtains the financing necessary to make the required payments to common stockholders, option holders, restricted stockholders and deferred restricted stockholders, as well as all change of control payments due at the closing under the merger agreement. Finally, no later than the later of (i) three business days prior to the date initially scheduled for the stockholders’ meeting or (ii) eight days prior to closing, National Senior Care is obligated to make available to Mariner copies of the definitive documents required to implement each of the structural assumptions. To date, Mariner has not received notice of any such change to the structural assumptions.

Financing; Sources of Funds

      It is anticipated that National Senior Care will require approximately $1.055 billion in order to complete the transactions contemplated by the merger agreement. The $1.055 billion requirement consists of payment of approximately $629 million as the purchase price for the shares of common stock and stock options, the repayment, refinancing or taking subject to of approximately $391 million of indebtedness of Mariner (including the senior notes, as defined below) and the payment of approximately $35 million in severance costs, transaction fees and other expenses. National Senior Care has informed Mariner that it presently contemplates it will raise the $1.055 billion required by interim advances from CSFB, which will be repaid by the final debt and equity financing to be implemented by National Senior Care immediately after the consummation of the merger.

      CSFB has provided loan commitments in the aggregate amount of $855 million for the final financing of the transactions contemplated by the merger agreement. SMV has received a loan commitment dated August 23, 2004 from CSFB in the amount of $730 million for the mortgage financing of real estate assets pertaining to the owned SNFs being purchased by SMV from Mariner. National Senior Care has received a commitment dated September 14, 2004 from CSFB for a $125 million line of credit secured by accounts receivable and other assets of Mariner or its affiliates. In addition, Mariner has received an equity commitment letter from Rubin Schron, controlling principal of SMV, confirming his commitment to provide through certain of his affiliates (i) approximately $125 million, in addition to the CSFB loans, towards the purchase of Mariner’s real estate described above, (ii) the $75 million of equity to be provided to National Senior Care also described above, and (iii) the $100 million of equity to be provided to SSC as required by the terms of the commitment pertaining to the $125 million line of credit. Finally, it is expected that in connection with repayment of Mariner’s current senior credit facility, National Senior Care will arrange for the existing Mariner letters of credit outstanding in the approximate amount of $44.5 million to be either replaced or backed by cash collateral or a supporting letter of credit.

      The funding of the $730 million mortgage financing is subject to various closing conditions, including, but not limited to: (i) definitive loan and master lease documentation acceptable to the lender; (ii) accuracy of SMV’s representations and warranties at closing; (iii) absence of a material adverse change in general economic or market conditions, or in the performance or condition of the subject properties, taken as a whole, or in the business or financial position of SMV or the guarantors (which are wholly-owned subsidiaries of SMV) for such financing; (iv) satisfaction of certain minimum equity and maximum leverage thresholds, and a maximum total liabilities to total assets ratio, by SSC; (v) compliance with a maximum loan to value ratio based on appraisals of the properties securing the financing; (vi) satisfaction at closing of certain minimum debt service coverage ratios; (vii) customary real estate due diligence such as title insurance, surveys, appraisals and other matters acceptable to the lender; (viii) certain healthcare due diligence, the results of which are acceptable to the lender; (ix) the satisfactory completion of legal and financial due diligence concerning SMV and the guarantors and the relevant portfolio of properties; (x) funding of certain reserves at closing; and (xi) delivery of customary legal opinions.

      The $125 million line of credit is likewise subject to various closing conditions, including, but not limited to: (i) definitive loan and master lease documentation acceptable to the lender; (ii) accuracy of the representations and warranties of SSC and the guarantors (which are wholly-owned subsidiaries of SSC) at closing; (iii) satisfaction of certain financial covenants as of closing; (iv) evidence of contemporaneous funding of the mortgage financing and minimum required equity contributions to Mariner and SMV ($200 million in the aggregate) and SSC ($100 million); (v) absence of a material adverse change in the business, assets or prospects of SSC and the guarantors; (vi) any material disruption in the capital markets generally, or in the market for new issuances of leveraged loans in particular, which in the lender’s judgment could impair the syndication of the financing; (vii) a 30-day period between launch of syndication efforts and closing, to afford the lender an opportunity to syndicate the financing;

(viii) customary cooperation from Mariner, National Senior Care and SSC with the lender in its syndication efforts; (ix) absence of other debt issuances or credit facilities by the borrower or guarantors other than the above mortgage financing and other indebtedness mutually agreed to with the lender under the line of credit; (x) receipt by the lender of actual and pro forma financial statements and projections not materially inconsistent with those previously provided to the lender in connection with the commitment; (xi) completion of a borrowing base audit and satisfaction of the borrowing base requirement, subject to agreement on the definition of eligible accounts receivable; (xii) evidence that, after giving effect to the merger and the subsequent transactions, there will remain a certain amount (to be agreed upon) of undrawn availability under the line of credit; (xiii) receipt of lien search reports satisfactory to the lender; (xiv) approval by the lender of the borrower’s cash management system; (xv) completion of legal, tax and environmental due diligence satisfactory to the lender, and lender’s satisfaction with any changes in the capitalization, structure and equity ownership of SSC and the guarantors, and the relationship between such parties, after giving pro forma effect to the merger and subsequent transactions; and (xvi) delivery by SSC of customary certificates and legal opinions at closing. National Senior Care has the option to arrange for alternative financing in lieu of this line of credit.

      No assurances can be given with regard to the satisfaction of the foregoing closing conditions. If any or all of such closing conditions are not satisfied, the lender for the affected financing could potentially terminate its commitment and adversely affect the consummation of the merger.

      In addition to the foregoing, although not required for the funding of the transactions contemplated by the merger agreement, Mariner has obtained a commitment dated October 4, 2004, from Rubin Schron, as Manager of Cammeby’s, to provide Mariner with a liquidity line of credit from Cammeby’s in the amount of $20 million that will be available to fund Mariner’s liquidity needs following the merger.

Sources & Uses Table ($ In Millions),

Mortgage Financing	$730
Asset Based Loan	125	*
Investor Groups Equity	200
($125 to SMV, $75 to NSC)

Total	$1,055

Purchase Equity	$629
Retire Debt	312
Omega/ Cap Lease	79
Severance, Fees and Expenses	35

Total	$1,055

*	The terms of the commitment for the $125 million line of credit presently require, after giving effect to the merger and the subsequent transactions, a certain amount (to be agreed upon) of undrawn availability to remain under the line of credit, which amount National Senior Care does not expect to need at closing.

Treatment of the Senior Notes

      Following consummation of the merger, Mariner will be a wholly owned subsidiary of National Senior Care. Therefore, for purposes of the indenture pertaining to Mariner’s $175 million 8.25% senior subordinated notes (referred to herein as the senior notes), a “Change of Control” of Mariner shall have occurred. Section 4.18 of the indenture pertaining to the senior notes, requires that National Senior Care make a “Change of Control offer” to purchase any then outstanding senior notes at a purchase price equal to 101% of the principal amount of the senior notes plus accrued and unpaid interest through the date of payment.

      Following consummation of the merger, in connection with National Senior Care’s current financing commitments, Mariner is expected to engage in a series of related transactions pursuant to which Mariner will sell, assign, transfer and lease approximately 180 owned SNFs (referred to herein as the owned SNF facilities), other than the 11 SNFs that are subject to a mortgage in favor of Omega and certain facilities subject to capital leases which Mariner has historically treated as owned facilities. SSC and certain of its affiliates are expected to enter into a master lease with Mariner and an assignment to SSC of the business operations of the owned SNF facilities. In addition, upon consummation of the merger and the execution of the master lease, National Senior Care will cause Mariner and its various affiliates that hold the owned SNF facilities, to convey to various subsidiaries of SMV pursuant to a master purchase agreement the real estate fee interest in the owned SNF facilities (other than the facilities that are subject to a mortgage in favor of Omega which are expected to be conveyed to other SMV subsidiaries subsequent to February 1, 2005 when the Omega mortgages can be prepaid and certain facilities subject to capital leases). The purchase price for the owned SNF facilities is $800 million and all of such conveyances will be subject to the master lease described above.

      Consent of the holders of the senior notes would be required in order to implement various of the transactions currently expected to be implemented in connection with National Senior Care’s current financing commitments including the transactions described above. The merger agreement provides that, as a condition to Mariner’s obligations to consummate the merger, National Senior Care is required to use its commercially reasonable best efforts to obtain any consents of the holders of the senior notes that may be required under the indenture pertaining to such notes. Failure to obtain any required consents could prevent consummation of the merger.

Interests of Mariner’s Directors and Executive Officers in the Merger

      Some of Mariner’s directors and executive officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in Mariner. The board of directors was aware of these additional interests and considered them when the board of directors approved the merger agreement. These interests include acceleration of unvested stock options, the purchase of stock underlying options, change of control payments, tax gross up payments, payments of target bonuses, retention payments, health and welfare benefits, indemnification rights and directors’ and officers’ insurance.

      The following table summarizes the estimated amounts that will become payable to each of the executive officers following the merger. For purposes of these calculations only, it is assumed that the effective time of the merger will occur, and that payments will be made as of December 31, 2004, even though some payments (such as portions of the change of control payments) will be made at a later time. These amounts are subject to variation depending upon the actual date of the consummation of the merger and the applicable federal interest rates then in effect. Each of the executives listed in the following table will also receive the merger consideration in respect of the shares of common stock, if any, beneficially owned by such executive. See “Additional Information — Security Ownership of Certain Beneficial Owners and Management.”

	Change of	Stock				Tax Gross
	Control	Option	Retention	Target	Cost of	Up	Total Amount
Executive	Payment	Payment	Payments	Bonus	Benefits	Payments	Payable

C. Christian Winkle	$6,208,825	$5,239,555		$750,000	$22,113	$3,204,718	$15,425,211
Michael E. Boxer	$2,205,000	$4,740,000		$360,000	$20,817	$1,201,075	$8,526,892
Boyd P. Gentry	$1,396,719	$774,800		$195,000	$20,277		$2,386,796
Stefano M. Miele	$656,944	$476,800	$200,000	$137,500	$13,378		$1,484,622
Bruce H. Duner	$506,250	$894,500		$112,500	$13,234		$1,526,484
Terry O’Malley	$574,375	$596,000	$260,000	$118,125	$7,790		$1,556,290
William C. Straub	$527,500	$476,800	$220,000	$112,500	$13,234		$1,350,034

Change of Control Payments

      As a result of the merger, seven of Mariner’s executive officers will be offered amendments to their employment agreements, as an inducement to ensure a smooth transition following the merger, to be effective concurrently with the consummation of the merger. The amendments will provide for the executive officers to receive payments equal to the payments they would receive if their employment was terminated following the merger. These payments are set forth in the above chart, except that the payments to be made under the headings “Stock Option Payment” and “Retention Payments” in such chart are payable pursuant to the terms of their applicable stock option agreements and the retention plan described below, respectively, irrespective of the employment agreements or amendments thereto. In addition, the chart shows Mariner’s estimated cost of benefits if an executive officer’s employment is terminated by the employer without “cause” or an executive officer resigns for “good reason” as defined in each of the respective executive officer’s employment agreement. The amendments will provide that as a result of such payments being made, no duplicative payments will be made upon any subsequent termination of employment of any recipient of such payments by Mariner. Pursuant to the amendments, Mr. Winkle and Mr. Boxer will receive 50% of the payments to be made to them as indicated under the heading “Change of Control Payment” in the chart above at the time of the closing of the merger and the remaining payments three months after the consummation of the merger. Pursuant to the amendments, the other executive officers will receive 50% of the payments to be made to them as indicated under the heading “Change of Control Payment” in the chart above three months following the closing of the merger and the remaining amount one year after the closing of the merger. Receipt of these payments is conditioned on the executive officer being employed by Mariner or its subsidiaries at the time for payment specified above, unless such executive officer’s employment is terminated by the employer without “cause” or the executive officer resigns for “good reason,” as defined in each of such executive officer’s respective employment agreement.

      In the case of such termination of employment, payment of all or a portion of these payments will be subject to the executive officer (other than Mr. Winkle or Mr. Boxer) not competing with Mariner or its subsidiaries for the one-year period following the closing of the merger. The payments to be made under the heading “Tax Gross Up Payments” in the table appearing immediately above will be paid to Mr. Winkle and Mr. Boxer at the time payments that trigger an excise tax under Section 4999 of the Internal Revenue Code are made to them.

      Special Bonus. In addition, Mariner’s board of directors has the discretion to grant Mr. Winkle an additional discretionary bonus for 2004 of up to $750,000. This amount is not included in the table above. If this bonus is paid, an additional tax gross up payment would be payable to Mr. Winkle on this amount.

Stock Options

      Mariner’s executives have received periodic grants of options to acquire shares of common stock as part of Mariner’s incentive compensation program. Stock options generally become vested over time subject to the continued employment of the executive and have a term of 10 years. Pursuant to the merger agreement, all outstanding stock options, whether or not exercisable at the effective time of the merger and regardless of the exercise price of such stock options, will be cancelled, effective as of the effective time of the merger, in exchange for a single lump sum cash payment, which will be paid within five business days following the effective time of the merger, equal to the product of (i) the number of shares of Mariner’s common stock subject to such stock option immediately prior to the effective time of the merger and (ii) the excess, if any, of $30.00 over the exercise price per share of such stock option; provided, that if the exercise price per share of any such stock option is equal to or greater than $30.00, such stock option will be canceled without payment.

Retention Plan

      Mariner has implemented a retention plan to provide financial incentives to key employees of Mariner and its subsidiaries, as selected by its chief executive officer, to ensure their continued employment during the period following the execution of the merger agreement. Under the retention plan, a total of up to $5.2 million may be distributed to employees in amounts determined by Mariner’s chief executive officer. Awards will be paid to employees at varying times at or following the consummation of the merger, subject to the intended recipient being an employee at the time of payment. Three of Mariner’s executive officers will be entitled to receive payments under the retention plan: Mr. O’Malley will be entitled to receive $260,000, Mr. Straub will be entitled to receive $220,000 and Mr. Miele will be entitled to receive $200,000, in each case if he remains employed six months following the consummation of the merger or if his employment is terminated by the employer without “cause” or he resigns for “good reason” as defined in the retention plan.

Directors’ and Officers’ Insurance

      Mariner will purchase a six-year “tail” prepaid policy for its existing executive officers and directors prior to the effective time of the merger, which policy shall contain terms substantially similar to the existing directors’ and officers’ liability insurance maintained by Mariner and which shall also include first dollar coverage. The amount paid for the tail coverage may not exceed six times the amount of the current annual premium.

Indemnification

      The Certificate of Incorporation and the merger agreement contain provisions regarding indemnification of Mariner’s directors and officers. The Certificate of Incorporation, which was last amended in May 2002, provides for the elimination of personal liability of a director for a breach of fiduciary duty as permitted by Section 102(b)(7), and in accordance with Section 174, of the Delaware General Corporation Law, as it may be amended from time to time. The Certificate of Incorporation provides that Mariner shall indemnify and hold harmless each person who was or is made a party to or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of Mariner or is or was serving at Mariner’s request as a director, officer, employee, partner or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such proceeding is alleged action in an official capacity while serving as a director, officer, employee, partner or agent, to the fullest extent permitted by the Delaware General Corporation Law, as it may be amended from time to time. The Certificate of Incorporation also provides that the right to indemnification includes the right to have Mariner pay the reasonable expenses incurred in defending any proceeding in advance of its final disposition. The merger agreement requires National Senior Care and Mariner to indemnify Mariner’s directors and officers following the merger and permits Mariner, prior to the consummation of the merger, to purchase on behalf of its existing officers and directors insurance covering a period of six years after the effective time of the merger. See “Proposal One: Approval of the Merger — The Merger Agreement — Director and Officer Liability.”

Non-employee Directors

      Restricted Stock. Mariner’s non-employee directors hold outstanding restricted stock awards under its 2003 Outside Directors’ Plan. At the effective time of the merger, all restricted stock awarded under this plan will become fully vested and will represent the right to receive the merger consideration of $30.00 per share in cash, without interest and less any required withholding tax. Some non-employee directors have deferred receipt of shares of restricted stock, and at the effective time of the merger, all remaining shares of deferred restricted stock will be cancelled and converted into the right to receive $30.00 per share, without interest and less any required withholding tax.

      Payment Amounts. The following table summarizes the estimated amounts that would become payable to each of Mariner’s non-employee directors in connection with the merger.

	Shares of
	Restricted Stock	Deferred
	and Vested	Restricted Stock	Total Amount
Director	Restricted Stock	Units	Payable

Victor L. Lund	—	15,000	$450,000
Earl P. Holland	7,500	—	$225,000
Philip L. Maslowe	—	7,500	$225,000
Mohsin Y. Meghji	—	7,500	$225,000

Possible Continued Employment by Certain Executive Officers

      Subsequent to the signing of the merger agreement, National Senior Care and certain of Mariner’s executive officers have had discussions regarding the possibility that such executive officers shall serve as executive officers of SSC or one of its affiliates subsequent to the consummation of the merger. As of the date of this proxy statement, no determination has been made with respect to the employment of any such officers or the terms of any such employment.

Effect of the Merger on the Common Stock

      The common stock is currently listed on the Nasdaq Over-the-Counter Bulletin Board under the symbol “MHCA.OB.” Following the merger, it is expected that the common stock no longer will be traded on the Nasdaq Over-the-Counter Bulletin Board, price quotations no longer will be available and the registration of the common stock under the Exchange Act will be terminated.

Certain United States Federal Income Tax Consequences

      The following is a summary of certain United States federal income tax consequences of the merger relevant to a stockholder whose shares of common stock are converted to cash in the merger. This summary is based on the Internal Revenue Code of 1986, as amended (referred to herein as the Code), Treasury regulations issued thereunder, judicial decisions and administrative rulings, each as in effect as of the date hereof and all of which are subject to change, possibly with retroactive effect, or different interpretations. The summary is for general information only and does not purport to address all of the tax consequences that may be relevant to particular stockholders in light of their personal circumstances. The summary applies only to stockholders who hold their shares of common stock as capital assets and may not apply to stockholders subject to special rules under the Code, including, without limitation, stockholders who acquired their shares of common stock pursuant to the exercise of employee stock options or other compensation arrangements, stockholders who dissent and exercise appraisal rights, partnerships or other entities treated as partnerships or flow-through entities for United States federal income tax purposes, retirement plans, insurance companies, tax-exempt organizations, brokers, dealers, or traders in securities, financial institutions, persons who hold the shares of common stock as part of a straddle, hedge, conversion transaction or other integrated investment or persons that have a functional currency other than the United States dollar. The summary does not discuss the United States federal income tax consequences to any stockholder who, for United States federal income tax purposes, is a non-resident alien individual, foreign corporation, foreign partnership or foreign trust or estate, and does not address any state, local or foreign tax consequences of the merger.

      The receipt of cash for shares of common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, a stockholder who has shares of common stock converted into cash pursuant to the merger will recognize gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received in exchange for shares of common stock pursuant to the merger and the stockholder’s adjusted tax basis in such shares. Gain or loss will be determined separately for each block of shares of common stock, that is, shares acquired at the same cost in a single transaction, converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the stockholder has held the shares of common stock for more than one year. Certain limitations apply to the use of capital losses.

      Backup withholding at the applicable rate may apply to cash payments a stockholder receives if such stockholder fails to furnish a correct taxpayer identification number, or otherwise fails to comply with applicable tax reporting or backup withholding tax rules and certification requirements. Certain persons are exempt from backup withholding including, in certain circumstances, corporations. Any amount withheld under the backup withholding tax rules from a payment to a stockholder will be allowed as a refund or credit against such stockholder’s United States federal income tax liability, provided that the required procedures are followed.

      The stockholders are urged to consult with their own tax advisors as to the particular tax consequences to them of the merger, including the applicability and effect of any state, local, foreign or other tax laws, and changes in tax laws.

Required Regulatory Approvals

      Consummation of the merger is subject to the regulatory approvals and required consents described below. Although Mariner and National Senior Care have no reason to believe that they will not be able to obtain these regulatory approvals, they cannot predict whether the required regulatory approvals will be obtained within the time frame contemplated by the merger agreement or on conditions that would not be detrimental to Mariner and National Senior Care, or whether these approvals will be obtained at all. Mariner and National Senior Care are not aware of any other material governmental approvals or actions that are required prior to consummation of the merger other than those described below.

Antitrust

      Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to herein as the HSR Act), and the rules and regulations promulgated under that such legislation, Mariner and National Senior Care cannot complete the merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice, and specified waiting period requirements have been satisfied. Mariner and National Senior Care filed notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division on August 25, 2004. The required waiting period expired on September 24, 2004.

      At any time before or after completion of the merger, the Federal Trade Commission or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the merger or seeking divestiture of substantial assets by Mariner or National Senior Care. Individual states or private parties also may bring actions under the antitrust laws in certain circumstances. Mariner and National Senior Care cannot provide any assurance that a challenge to the merger on antitrust grounds will not be made or, if a challenge is made, that it will not be successful.

Other Approvals and Consents

      The merger may be subject to applicable local, state and federal requirements for notice and/or review of the transaction, or the post-merger operation of Mariner’s health care facilities and businesses, which can encompass permits, licenses, certificates of need, third party payor certifications and contracts, and/or other requirements, all as may be mandated by the applicable jurisdiction within which any Mariner facility or business is located. Other than the foregoing, neither National Senior Care nor Mariner is aware of any other governmental or regulatory approvals required for the consummation of the merger. Neither National Senior Care nor Mariner believe that satisfying such requirements will prevent or delay the consummation of the merger and the transactions related thereto.

      In certain instances, the merger will also require the consent of third-parties. Mariner is in the process of contacting such third parties with regard to obtaining any necessary consents, but has not yet determined whether such consents will be granted or upon what terms they will be available. No assurances can be given with regard to the ultimate likelihood of obtaining such consents, or the economic and other terms upon which any such consent may be conditioned, or the materiality thereof. If Mariner is unable to obtain certain of such consents, it could affect the ability to consummate the merger.

The Merger Agreement

      This section describes the material terms of the merger agreement, as amended by the first amendment. The description in this section is not complete. You should read the merger agreement and the other annexes attached to this proxy statement carefully and in their entirety for a more complete understanding of the merger. The complete text of the merger agreement and the first amendment are attached to this proxy statement as Annex A-1 and Annex A-2, respectively.

The Merger

      NCARE Acquisition, a newly formed, wholly-owned subsidiary of National Senior Care will merge with and into Mariner, with Mariner being the surviving corporation of the merger (in this context Mariner is referred to as the surviving corporation). All property, rights, privileges, powers and franchises of Mariner and NCARE Acquisition will vest in the surviving corporation, and all debts, liabilities, obligations and duties of Mariner and NCARE Acquisition will become the debts, liabilities, obligations and duties of the surviving corporation. The surviving corporation will be a wholly-owned subsidiary of National Senior Care.

Effective Time of the Merger

      The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date and time as set forth in the certificate of merger. The closing of the merger will take place on the fifth business day after all of the conditions contained in the merger agreement have been fulfilled or waived, other than those conditions that by their nature are to be satisfied at the closing, but subject to the fulfillment or waiver of those conditions, or at such other place and time and/or on such other date as Mariner and National Senior Care may agree in writing.

Consideration to be Received in the Merger

      At the time the merger becomes effective, each issued and outstanding share of common stock, other than shares of common stock as to which dissenters’ rights have been properly perfected and not withdrawn prior to the effective time of the merger, shares of stock held in treasury by Mariner or owned by National Senior Care or its subsidiaries, or deferred restricted stock, will be converted into the right to receive $30.00 in cash, without interest. Each converted share of common stock and all shares of common stock held by Mariner and its subsidiaries as treasury shares will be canceled and retired at the effective time of the merger. The shares of holders of common stock who have perfected appraisal rights which have not been withdrawn will be subject to appraisal in accordance with Delaware law.

      Each issued and outstanding share of Mariner restricted common stock granted pursuant to the Mariner 2003 Outside Directors’ Plan will be fully vested as of the effective time of the merger and will be treated as common stock as described above. Any shares of restricted stock that remain deferred at the effective time of the merger shall be canceled and the holder thereof shall be entitled to receive payment equal to $30.00 in cash for each deferred restricted share canceled.

      Each issued and outstanding option to purchase shares of common stock, whether or not exercisable prior to the effective time of the merger, with a per share exercise price of less than $30.00 will be canceled and converted into an amount of cash equal to the excess of $30.00 over the exercise price of the option in full settlement of the obligations of Mariner and the surviving corporation, with respect to each such option. Each issued and outstanding stock option with a per share exercise price equal to or in excess of $30.00 will be canceled without payment.

      If, prior to the merger, the outstanding shares of common stock are altered by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares (other than upon the exercise of certain options), or any similar transaction, or any stock dividend thereon with a record date during such period, the merger consideration will be adjusted accordingly.

Exchange Procedures

      Prior to the merger, National Senior Care will select a bank or trust company reasonably acceptable to Mariner as paying agent. Immediately prior to the effective time of the merger, National Senior Care will deposit, or will cause the surviving corporation to deposit, in trust with the paying agent, cash in an amount equal to the aggregate merger consideration which holders of shares of common stock, deferred restricted common stock and options to purchase shares of common stock are entitled to receive.

      Promptly after the effective time of the merger, but in no event more than five business days after the effective time, National Senior Care will mail or cause to be mailed to each eligible holder of record of shares of common stock a letter of transmittal and instructions on how to exchange common stock certificates for the merger consideration. Please do not send in your Mariner stock certificates until you receive the letter of transmittal and instructions from the paying agent. Do not return your stock certificates with the enclosed proxy card.

      After you mail the letter of transmittal, duly executed and completed in accordance with the instructions, and your stock certificates to the paying agent, National Senior Care will mail to you, or cause the paying agent to mail to you, the merger consideration. If you hold shares in book-entry form, you do not need to take any action to receive the merger consideration. Your Mariner stock certificates, or your electronic positions for book-entry shares, will thereafter be canceled. After completion of the merger, there will be no further transfers of common stock, and Mariner shares presented for transfer after the completion of the merger will be canceled and exchanged for the merger consideration. If a payment is to be made to a person other than the registered holder of the shares of common stock, the certificate surrendered must be in proper form for transfer, or properly endorsed, and the person requesting the transfer must either pay any transfer or similar taxes or establish to National Senior Care that such tax is not applicable.

      If your common stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of those certificates by the making of an affidavit and, if required by the paying agent, the posting of a bond as indemnity against any claim with respect to such certificate before you receive any consideration for your shares.

      If you do not return a completed letter of transmittal and your Mariner stock certificates to the paying agent within two years after the effective time of the merger, you will be required to seek payment of the cash merger consideration directly from National Senior Care.

      National Senior Care, the surviving corporation and the paying agent are entitled to deduct and withhold from the merger consideration the amount required to be deducted and withheld under the Code, or any provision of state, local or foreign tax law. Any amounts withheld will be treated as having been paid.

      None of National Senior Care, NCARE Acquisition, the surviving corporation or the paying agent shall be liable to any former holder of common stock, restricted common stock, deferred restricted common stock or stock options for any cash deliverable to a public official pursuant to any applicable abandoned property, escheat or similar law.

Representations and Warranties

      Pursuant to the merger agreement, Mariner has made representations and warranties regarding, among other things:

•	its due organization, good standing and qualification;

•	its corporate power, authority and action;

•	its Certificate of Incorporation and by-laws;

•	the authorization, execution, delivery and enforceability of, and required consents, approvals and authorizations relating to, the merger agreement and the transactions contemplated by the merger agreement;

•	that no state anti-takeover statute is applicable to the merger;

•	its books and records;

•	the opinion of JPMorgan and the opinion of Houlihan Lokey;

•	the absence of certain violations or conflicts as a result of the merger, compliance with various legal requirements, and the approval of the merger agreement;

•	its capitalization;

•	its subsidiaries;

•	its SEC filings;

•	its financial statements;

•	the absence of certain changes;

•	the absence of undisclosed liabilities;

•	its health care facilities and real property owned or leased;

•	its title to non-real property assets and the condition of its personal property;

•	tax matters;

•	licenses and permits;

•	its compliance with applicable law;

•	its health care regulatory compliance;

•	its accounts payable and accounts receivable;

•	its material contracts;

•	employee and director compensation;

•	its employee benefit plans;

•	labor and employment matters;

•	insurance;

•	environmental matters;

•	the absence of restrictions on the conduct of its business;

•	its intellectual property rights;

•	litigation and disputes;

•	its computer software systems;

•	changes in compensation; and

•	the absence of finders fees.

      National Senior Care and NCARE Acquisition have made representations and warranties regarding, among other things:

•	due organization and good standing;

•	their corporate power, authority and action;

•	the authorization, execution, delivery and enforceability of, and required consents, approvals and authorizations relating to, the merger agreement and the transactions contemplated by the merger agreement;

•	the absence of certain violations or conflicts as a result of the merger or compliance with various legal requirements;

•	ownership of NCARE Acquisition;

•	litigation and disputes;

•	the absence of finders fees;

•	the availability of funds necessary to consummate the merger;

•	ownership of Mariner shares;

•	business, legal and regulatory diligence of Mariner; and

•	solvency of the surviving corporation.

      Subject to limited exceptions, the representations and warranties will not survive the closing of the merger.

Conduct of Business Pending the Merger

      During the period from the signing of the merger agreement until the merger becomes effective, Mariner has agreed, subject to limited exceptions previously disclosed to National Senior Care, that, among other things, it will, and will cause its subsidiaries to, conduct their business in the ordinary course consistent with past practice and will use all commercially reasonable efforts to preserve intact their business organization, assets and goodwill and relationships with third parties, including their relationships with suppliers, governmental authorities and customers, and to keep available the services of their present officers and employees. In addition to the foregoing, Mariner has also agreed that, without the prior written consent of National Senior Care, and except in the ordinary course of business, consistent with past practice or as expressly contemplated in the merger agreement (including the schedules attached thereto), it will not, and will not permit any subsidiary to:

•	sell, lease, license or otherwise dispose of any subsidiaries, facilities, real property, ancillary businesses, licenses, permits, certificates of need or other material assets or property (subject to certain limited exceptions including, pursuant to existing agreements, the sale of inventory and supplies and transfers between Mariner and its subsidiaries);

•	enter into or amend any agreement with or affecting any director, officer or employee (including any compensation arrangements);

•	open, acquire, purchase, lease or license any new facility or enter into or purchase any lease or license therefor, or renew, extend, amend or terminate any lease, other than renewals set forth in the terms and conditions of existing leases and certain development and disposition plans currently in process;

•	enter into, amend, assign or terminate any material contract;

•	incur, guarantee or assume any indebtedness for borrowed money, or any capitalized lease obligation, except as permitted under Mariner’s existing credit lines;

•	pay, discharge or satisfy any claim, liability or obligation, with certain exceptions including payments made in connection with the satisfaction of liabilities under Mariner’s plan of reorganization from bankruptcy;

•	incur or create any encumbrance on the assets of Mariner or its subsidiaries, subject to certain exceptions including encumbrances expressly permitted by the merger agreement;

•	incur or assume any liability or obligation, other than with respect to taxes;

•	make any material change in any accounting policy other than those required by accounting principles generally accepted in the United States of America;

•	enter into any governmental agreements; or

•	make or rescind any election relating to taxes.

      Finally, Mariner has agreed that whether or not in the ordinary course of business, it will not, and will not permit any subsidiary to:

•	adopt or propose any change in the Certificate of Incorporation, or in the case of the by-laws, adopt or propose any change that would have a material adverse effect (as defined below) on Mariner or the transactions contemplated by the merger agreement;

•	declare or pay any dividends or make any distributions on its shares, other than to Mariner or any entity owned directly or indirectly by Mariner;

•	issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, Mariner’s securities (other than shares issuable upon the exercise of employee stock options); split, combine or reclassify any of Mariner’s securities; repurchase, redeem or otherwise acquire any of Mariner’s securities; or grant, amend or modify the terms and conditions of any options, subject to certain exceptions;

•	make or commit to make any capital expenditure, subject to certain exceptions;

•	incur or suffer any encumbrances on any of Mariner’s real property except for encumbrances expressly permitted by the merger agreement;

•	sell, transfer, lease, license or otherwise dispose of any SNFs, subject to limited exceptions;

•	merge or consolidate any Mariner subsidiary with any other entity (other than another wholly-owned subsidiary or Mariner) or acquire the capital stock or substantially all of the assets of any business or entity (other than capital stock or assets of any existing wholly-owned subsidiary);

•	take or agree to take any action that is intended to make, or has the purpose of making, any representation and warranty of Mariner under the merger agreement inaccurate in any material respect; or

•	terminate the engagement of Houlihan Lokey or modify the terms of such engagement in a manner as to eliminate the requirement that Houlihan Lokey be requested to render a bring-down of its opinion.

Acquisition Proposals

      Mariner has agreed that neither Mariner nor any of its subsidiaries will solicit, knowingly encourage or initiate discussion or inquiries with or enter into negotiations or agreements with or furnish any information that is not publicly available to any party (other than National Senior Care) concerning, or take any other action to facilitate, any “acquisition proposal” (as defined below). Immediately following the execution of the merger agreement, Mariner is obligated to cause its representatives to cease all existing activities with respect to any acquisition proposal. However, Mariner is permitted to respond to unsolicited acquisition proposals received from third parties, if its board of directors determines, in good faith, after consultation with outside legal counsel, that such response is necessary for the board to comply with its fiduciary duties under applicable law. Mariner must notify National Senior Care within 72 hours if Mariner receives any inquiries or proposals with respect to an acquisition proposal.

      If the board of directors determines that it must respond to an acquisition proposal as described in the previous paragraph, Mariner is required to give National Senior Care prompt notice of each such determination and provide National Senior Care with a summary of the material terms of the relevant acquisition proposal and any material negotiations or communications between Mariner and the party making the acquisition proposal. Prior to Mariner accepting any acquisition proposal or prior to the board of directors withdrawing or modifying its recommendation of the merger and the merger agreement in a manner materially adverse to National Senior Care, Mariner is required to give notice to National Senior Care. In addition, once such notice has been received by National Senior Care, National Senior Care has the right during a period of at least five business days after receipt of the required notice to submit a revised proposal to Mariner containing such terms as it deems appropriate (however, National Senior Care is not permitted to lower the price offered pursuant to the merger agreement as part of any revised proposal). Upon receipt of any revised proposal, if the board of directors determines in the exercise of its fiduciary duties and based upon the advice of outside legal counsel that the revised proposal is no less favorable than the relevant acquisition proposal, the merger agreement will be modified to reflect the revised proposal and will continue in effect. If the board determines that the revised proposal is not as favorable as the acquisition proposal, it may, under certain circumstances, which include payment of a termination fee to National Senior Care, accept the alternative proposal and terminate the merger agreement.

      An “acquisition proposal” means any inquiry, proposal or offer from any person relating to (i) any direct or indirect acquisition or purchase of a business or assets, or assets of Mariner or its subsidiaries that constitutes 30% or more of the net revenues or assets of Mariner and its subsidiaries, taken as a whole, or any direct or indirect acquisition or purchase of Mariner’s shares that would result in an entity owning 30% or more of Mariner’s shares or voting power (or of securities or rights convertible into or exercisable for such Mariner’s shares or voting power) of Mariner, (ii) any tender offer or exchange offer or other acquisition or series of acquisitions of Mariner’s shares that, if consummated, would result in any entity beneficially owning 30% or more of Mariner’s shares or voting power (or of securities or rights convertible into or exercisable for such Mariner’s shares or voting power) of Mariner, or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Mariner or any of its subsidiaries that constitutes 30% or more of the net revenues or assets of Mariner and its subsidiaries taken as a whole, in each case other than the transactions contemplated by the merger agreement pursuant to the terms and conditions of the merger agreement.

Recommendation to the Stockholders

      Subject to the limitations described below, the board of directors is obligated to recommend that the stockholders of Mariner approve the merger contemplated by the merger agreement as well as the transactions contemplated thereby and to use commercially reasonable efforts to obtain the stockholders’ approval of the merger, including calling a meeting of stockholders to approve the merger agreement. The merger agreement allows the board to change its recommendation if it determines, in good faith and after consultation with outside legal counsel, that the failure to do so would result in a breach of its fiduciary duties under applicable law. However, unless the merger agreement has been previously terminated, the board of directors is obligated to do everything necessary to call a meeting to allow stockholders to vote on the merger, even if it changes its recommendation with respect to the approval of the merger.

Structural Assumptions

      For a discussion of the structural assumptions, see “Proposal One: Approval of the Merger — The Merger — Structural Assumptions.”

Certain Obligations of National Senior Care Following the Merger

      Under the merger agreement, National Senior Care covenants that for a period ending on the earlier of six years following the effective time of the merger or the expiration of all applicable statutes of limitation, it will not take any action that if taken immediately prior to the effective time would have caused the representation and warranty of Mariner relating to solvency to be untrue. The stockholders are named as third party beneficiaries of this covenant. National Senior Care also covenants that it will cause Mariner to complete all distributions and administer all claims remaining from Mariner’s bankruptcy as required by the terms of Mariner’s plan of reorganization.

Subsequent Transactions

      The merger agreement requires Mariner to cooperate with National Senior Care in the implementation of certain subsequent transactions including, among other things, satisfaction of debt obligations and removal of encumbrances from Mariner’s assets, providing assistance with healthcare regulatory approvals and obtaining consents in connection with the transfer of leased facilities. However, the implementation of the subsequent transactions is not a condition to the consummation of the merger. Mariner’s covenant to cooperate does not require it to incur any expenses or enter into any agreement that is not subject to the consummation of the merger.

Regulatory Filings

      As promptly as practicable after the date of the merger agreement, Mariner and National Senior Care will make all filings and submissions under the HSR Act, and will make all filings and deliver all notices required in connection with the merger, including any filings or notices required by federal and state healthcare regulatory authorities. Mariner and National Senior Care made their filings under the HSR Act on August 25, 2004. The requisite waiting period under the HSR Act expired on September 24, 2004. In addition, each of Mariner and National Senior Care agrees to use its commercially reasonable best efforts to do all other things deemed necessary or appropriate to consummate the transactions contemplated by the merger agreement as soon as practicable.

Employee Matters

      To provide incentive for select employees to remain employed by Mariner during the period between the execution of the merger agreement and the consummation of the merger, pursuant to the merger agreement, Mariner has established a retention plan, as described above. See “Proposal One: Approval of the Merger — The Merger — Interests of Mariner’s Directors and Executive Officers in the Merger — Retention Plan.” In addition, in order to ensure a smooth transition following the merger, the merger agreement provides that payments will be made to seven officers of Mariner pursuant to their employment agreements, as such agreements will be amended concurrent with the effectiveness of the merger, in the manner described in the schedules to the merger agreement. See “Proposal One: Approval of the Merger — The Merger Interests of Mariner’s — Directors and Executive Officers in the Merger — Change of Control Payments.”

Director and Officer Liability

      National Senior Care and the surviving corporation agree to indemnify and hold harmless each present and former director and officer of Mariner for all expenses and other amounts paid by reason of actions or omissions occurring at or prior to the effective time of the merger to the fullest extent permitted or required under applicable law.

      In addition, Mariner is obligated to purchase a six-year “tail” prepaid policy prior to the effective time of the merger containing terms substantially similar to the existing directors’ and officers’ liability insurance maintained by Mariner, which shall include first dollar coverage. The amount paid for the tail coverage is not permitted to exceed six times the amount of the current annual premium.

Additional Matters

      Each of the parties to the merger agreement agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the merger agreement, including, without limitation, to obtain all necessary waivers, consents, licenses and permits, and approvals from governmental authorities or other persons (such as landlords and lenders), assisting National Senior Care in obtaining any debt financing necessary for the consummation of the merger, and defending any lawsuits or any other legal proceedings challenging the merger agreement or the merger.

Conditions to Consummation of the Merger

      The obligations of the parties to the merger agreement are subject to the fulfillment or waiver of various conditions as described in this section.

Conditions to Mariner’s and National Senior Care’s Obligations

      Mariner and National Senior Care are obligated to consummate the merger only if each of the following conditions is satisfied or waived:

•	the merger and the merger agreement must be approved by the stockholders;

•	the expiration or early termination of waiting periods under the HSR Act;

•	no action, statute, rule or regulation issued by any governmental authority has been enacted which would render Mariner or National Senior Care unable to consummate the merger or make the merger illegal or prohibit, restrict or delay consummation of the merger, subject to certain limited exceptions;

•	no action or proceeding before any court or administrative agency has been instituted or threatened challenging or otherwise relating to the merger; and

•	the consummation of the merger cannot result in the violation of any legal requirement (as defined in the merger agreement), subject to certain limited exceptions.

Conditions to the Obligations of Mariner

      Mariner will be obligated to complete the merger only if each of the following conditions is satisfied or waived:

•	the representations made by National Senior Care and NCARE Acquisition in the merger agreement must be true and correct when made and true and correct as of the effective time of the merger (subject to certain limited exceptions), except to the extent that any failure of such representations and warranties to be so true and correct as of the effective time would not prevent or materially delay the ability of National Senior Care or NCARE Acquisition to consummate the transactions contemplated by the merger agreement;

•	each of the covenants and agreements of National Senior Care and NCARE Acquisition to be performed or complied with prior to the effective time of the merger have been performed or complied with in all material respects;

•	Mariner has received the board resolutions of National Senior Care and NCARE Acquisition authorizing the merger, the merger agreement, the transactions contemplated therein and the subsequent transactions to be implemented at the effective time of the merger;

•	National Senior Care must have sufficient funds to enable it to pay the purchase price for the common stock, stock options, restricted stock and deferred restricted stock, as well as the change of control payments due at closing; and

•	Mariner shall have received a bring-down of the opinion of Houlihan Lokey at the effective time of the merger.

Conditions to the Obligations of National Senior Care and NCARE Acquisition

      National Senior Care and NCARE Acquisition will be obligated to complete the merger only if each of the following conditions is satisfied or waived:

•	the representations and warranties made by Mariner in the merger agreement must be true and correct when made and true and correct as of the effective time, disregarding any materiality qualifiers contained in specific representations and warranties, provided that this condition will be deemed satisfied if the combined effect of the failure of the representations and warranties to be true and correct, as required, results in a material adverse effect (as defined below) that causes a reduction in value of less than $100 million, subject to certain exceptions;

•	each of the covenants and agreements of Mariner to be performed or complied with prior to the effective time of the merger have been performed or complied with in all material respects;

•	no encumbrance (other than encumbrances expressly permitted by the merger agreement), covenant or easement or other restriction materially affecting title or use of Mariner’s owned real properties has resulted in a reduction of the amount of debt financing available to National Senior Care in an amount exceeding $50 million (any amount included in the calculation of whether Mariner has complied with this condition cannot be included in the $100 million amount referred to above);

•	no violations of land use requirements, such as zoning or building codes, or violations of environmental laws with respect to Mariner’s owned real properties, together with any reductions described in the immediately preceding provision, has resulted in a reduction of the amount of debt financing available to National Senior Care in an amount exceeding $75 million (any amount included in the calculation of whether Mariner has complied with this condition cannot be included in the $100 million amount referred to above);

•	National Senior Care cannot have failed to obtain, primarily as a result of actions taken directly by Mariner that constitute a breach of a representation, warranty or covenant of Mariner under the merger agreement, any healthcare facility licenses necessary to make the consummation of the merger not in violation of any applicable legal requirement; provided that failure to satisfy the foregoing condition will not violate the merger agreement if the parties are able to create a structure that does not require the issuance of the license or licenses in question and is otherwise in compliance with applicable legal requirements;

•	National Senior Care has received a copy of the Mariner board and stockholder resolutions authorizing the merger and the merger agreement;

•	the holders of no more than 10% of the common stock have perfected their appraisal rights;

•	Mariner, National Senior Care and NCARE Acquisition have obtained all necessary third party and governmental authority consents and approvals to the transactions contemplated by the merger, subject to certain exceptions; and

•	a general suspension of trading in securities, the declaration of a banking moratorium or any material limitation by a United States governmental entity on the extension of credit by banks or other lending institutions shall not have been in effect for a continuous period of four business days, subject to certain limited exceptions.

Material Adverse Effect on Mariner

      A “material adverse effect” on Mariner and its subsidiaries is defined in the merger agreement as any change, effect, event or condition occurring on or prior to October 21, 2004, (i) which, individually or in the aggregate, has had a material adverse effect on the business, results of operations or financial condition or assets of Mariner and its subsidiaries, taken as a whole, or (ii) that could reasonably be expected to prevent or materially delay Mariner’s ability to consummate the transactions contemplated in the merger agreement; provided, however, that in no event will any of the following, alone or in combination, constitute a material adverse effect: (a) a change in the trading prices of any of Mariner’s securities, in and of itself; (b) general economic, political and financial market changes and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on Mariner and its subsidiaries taken as a whole than the effect on similarly situated companies; (c) reductions in regulatory reimbursement rates affecting Mariner taking effect after the effective time of the merger agreement, and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on Mariner and its subsidiaries taken as a whole than the effect on similarly situated companies; (d) any effects, changes, events, circumstances or conditions resulting from the announcement or pendency of any of the transactions provided for in the merger agreement; (e) any effects, changes, events, circumstances or conditions resulting from compliance by National Senior Care or Mariner with the terms of, or taking of any action specifically required to be taken in, the merger agreement; (f) the effect of any matters specifically disclosed in Mariner’s disclosure schedule attached to the merger agreement or in Mariner’s SEC filings, as filed or amended through the date of the merger agreement, except for risk factors and forward looking statements; (g) any effects, changes, events, circumstances or conditions resulting from the matters that have been addressed in any notices or financial reports delivered to National Senior Care or NCARE Acquisition subsequent to the date of the merger agreement and prior to the date of the first amendment; and (h) any effects, changes, events, circumstances or conditions resulting from any fact, circumstance, event, development or similar matters of which National Senior Care or NCARE Acquisition or any of their affiliates had knowledge as of the date of the first amendment, regardless of whether or not such fact, circumstance, event, development or similar matter was the subject of any notice delivered by Mariner pursuant to the merger agreement or otherwise.

Termination

      The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger, whether before or after adoption of the merger agreement by the stockholders:

•	by the mutual written consent of Mariner, National Senior Care and NCARE Acquisition;

•	by either Mariner or National Senior Care, if the merger is not consummated by December 31, 2004, subject to certain exceptions;

•	by either Mariner or National Senior Care, if there is any legal requirement (other than the failure by National Senior Care to obtain all necessary licenses) that makes consummation of the merger illegal or otherwise prohibited or if any judicial action permanently restrains the consummation of the merger;

•	by Mariner or National Senior Care if Mariner’s stockholders have failed to approve the merger and approve and adopt the merger agreement at the stockholders’ meeting;

•	by Mariner, if there has been a breach by National Senior Care or NCARE Acquisition of any of their representations or warranties in the merger agreement that would cause certain conditions precedent to Mariner’s obligations under the merger agreement not to be satisfied, and such breach or condition is not curable by December 31, 2004;

•	by Mariner in connection with a “superior proposal” if upon such termination of the merger agreement, Mariner promptly (i) enters into a definitive agreement with respect to such superior proposal, and (ii) if applicable, pays any termination fee to National Senior Care (“superior proposal” is defined in the merger agreement to mean any acquisition proposal which the board of directors determines to be more favorable to the stockholders than the transaction contemplated by the merger agreement which, for the avoidance of doubt, may include a transaction where the consideration per share to be received by the stockholders has a lower value than the merger consideration described in the merger agreement);

•	by Mariner if on or after the date Mariner is entitled to receive the proceeds of the letter of credit, as provided in the merger agreement, and the issuer of the letter of credit does not honor a request to draw under the letter of credit;

•	by National Senior Care in the event of the failure to obtain any necessary facility license required to consummate the transactions contemplated in the merger agreement without being in violation of any legal requirements, if such failure is primarily a result of actions taken by Mariner that constitute a breach of a representation, warranty or covenant by Mariner, and if such license is not obtainable, the failure of Mariner to implement an alternative structure that is in compliance with legal requirements;

•	by National Senior Care, if there has been a material breach by Mariner of any of its covenants or agreements relating to (i) the board’s obligation to recommend the merger and use commercially reasonable efforts to obtain stockholder approval of the merger, including calling a meeting of stockholders to approve the merger agreement (provided that if the board changes its recommendation as permitted by the merger agreement, the board remains obligated to take the requisite steps to convene a meeting of stockholders to vote on the merger), and (ii) Mariner’s obligations in connection with third party acquisition proposals;

•	by National Senior Care if there has been a breach of Mariner’s representations, warranties or covenants (other than those described in the immediately preceding paragraph) that would cause certain conditions precedent to National Senior Care’s obligations under the merger agreement not to be satisfied, and such breach or condition is not curable by December 31, 2004;

•	by National Senior Care if the board of directors has withdrawn or amended in a manner materially adverse to National Senior Care its recommendation of the merger and the merger agreement, or has recommended any alternative acquisition proposal; and

•	by National Senior Care if the beneficial owners of more than 10% of shares of common stock have perfected appraisal rights.

First Amendment

      Pursuant to the first amendment, Mariner, National Senior Care and NCARE Acquisition have agreed, among other things: (i) to postpone the date on which Mariner may draw on the letter of credit described in the merger agreement from October 22, 2004, to December 8, 2004; (ii) to amend the definition of material adverse effect to exclude events occurring after the date of the first amendment; (iii) that National Senior Care and NCARE Acquisition waive the impact that past or future documents or reports relating to conditions, claims, events or circumstances existing on or before October 21, 2004, with respect to Mariner’s professional liability and general liability exposure, may have on Mariner or the reserves reflected in Mariner’s financial statements; and (iv) that National Senior Care and NCARE Acquisition waive any events or circumstances reported to either National Senior Care or NCARE Acquisition by Mariner pursuant to the merger agreement or any events or circumstances of which either National Senior Care or NCARE Acquisition had knowledge prior to the date of the first amendment. The waiver described under (iii) and (iv) in the previous sentence prevents National Senior Care and NCARE Acquisition from using such events or circumstances as a basis for (x) claiming a breach of the merger agreement, (y) terminating the merger agreement or (z) asserting the failure of a closing condition. Such waiver also applies to the definition of a material adverse effect.

Termination Fee

      Upon termination of the merger agreement, the provisions of the merger agreement (with certain limited exceptions) will become null and void and there will be no liability or obligation under the merger agreement on the part of Mariner, National Senior Care or NCARE Acquisition.

Termination Fee Payable to National Senior Care

      Upon termination, Mariner will pay to National Senior Care $20 million, as a termination fee, if one of the following occurs:

•	National Senior Care terminates the merger agreement as a result of Mariner breaching its obligations in connection with third party acquisition proposals;

•	National Senior Care terminates the merger agreement as a result of the board breaching its obligations to recommend the merger and use commercially reasonable efforts to obtain stockholder approval of the merger, including calling a meeting of stockholders to approve the merger agreement (provided that if the board changes its recommendation as permitted by the merger agreement, the board remains obligated to take all steps needed to convene a meeting of stockholders to vote on the merger);

•	Mariner terminates the merger agreement as a result of Mariner accepting a superior proposal with a price greater than $30.00 per share;

•	Mariner terminates the merger agreement within 60 days of its execution as a result of Mariner accepting a superior proposal at any price;

•	National Senior Care terminates the merger agreement as a result of the board withdrawing or amending its recommendation of the merger or because the board has recommended an alternative acquisition proposal and an acquisition proposal has been publicly announced and within nine months of the termination of the merger agreement Mariner enters into an agreement with respect to an acquisition proposal at a price greater than $30.00 per share; and

•	Mariner or National Senior Care terminates the merger agreement as a result of the stockholders failing to approve the merger when an alternative acquisition proposal has been publicly announced and the board has withdrawn or amended its recommendation of the merger or has recommended an alternative acquisition proposal and within nine months of the termination of the merger agreement Mariner enters into an agreement with respect to an acquisition proposal at a price of greater than $30.00 per share.

      Unless Mariner is required to pay National Senior Care’s termination fee as described above, Mariner may be required to pay “purchaser expenses” to National Senior Care under limited circumstances described in the merger agreement, including, for example, terminations arising from (i) Mariner’s material breach of the representations, warranties or covenants in the merger agreement, with certain exceptions, that would cause certain conditions precedent to National Senior Care’s obligations under the merger agreement not to be satisfied, and such breach or condition is not curable by December 31, 2004, (ii) certain circumstances under which Mariner accepts an acquisition proposal at a price of less than $30.00 per share, and (iii) Mariner’s stockholders fail to approve the merger, Mariner’s board fails to recommend or modifies its recommendation of the merger in the absence of an acquisition proposal, and within nine months of a termination by Mariner or National Senior Care, Mariner enters into a definitive agreement with respect to an acquisition proposal at a price of greater than $30.00 per share. “Purchaser expenses” is defined in the merger agreement as all of National Senior Care’s actual and reasonable out-of-pocket expenses incurred in connection with the transactions contemplated in the merger agreement, but not to exceed the sum of $5 million.

Termination Fee Payable to Mariner

      National Senior Care has caused to be delivered to Mariner the letter of credit, in the face amount of $40 million issued by HSBC Bank USA. The letter of credit serves as security for the termination fee payable by National Senior Care upon the termination of the merger agreement under the circumstances described below. Prior to December 6, 2004, National Senior Care has the option of replacing the letter of credit with cash (referred to herein as letter of credit proceeds) upon the terms and conditions outlined in the merger agreement.

      If the merger is consummated on or prior to December 7, 2004, Mariner must return the letter of credit to National Senior Care. Mariner may draw on the letter of credit (or receive the letter of credit proceeds) any time after December 8, 2004, if the merger has not been consummated, unless the merger agreement has been previously terminated:

•	by mutual consent of the parties;

•	by National Senior Care or Mariner if the stockholders have failed to approve the merger, approve and adopt the merger agreement and approve the transactions contemplated therein at the annual meeting (or any adjournment or postponement thereof);

•	by National Senior Care or Mariner if there is any legal requirement (other than the failure by National Senior Care to obtain all necessary licenses under the circumstances described in the next paragraph) that makes consummation of the merger illegal or otherwise prohibited or if any judicial action permanently restrains the consummation of the merger;

•	by National Senior Care in the event of the failure to obtain any necessary facility license required to consummate the transactions contemplated in the merger agreement without being in violation of any legal requirements, if such failure is primarily a result of actions taken by Mariner that constitute a breach of a representation, warranty or covenant by Mariner, and if such license is not obtainable, the failure of Mariner to implement an alternative structure that is in compliance with legal requirements;

•	by National Senior Care, if there has been a material breach by Mariner of any of its covenants or agreements relating to (i) the board’s obligation to recommend the merger and use commercially reasonable efforts to obtain stockholder approval of the merger, including calling a meeting of stockholders to approve the merger agreement (provided that if the board changes its recommendation as permitted by the merger agreement, the obligation of the board is to take all steps needed to convene a meeting of stockholders to vote on the merger), and (ii) Mariner’s obligations in connection with third party acquisition proposals;

•	by National Senior Care if there has been a breach of Mariner’s representations, warranties or covenants (other than those described in the immediately preceding provision) that would cause certain conditions precedent to National Senior Care’s obligations under the merger agreement not to be satisfied, and such breach or condition is not curable by December 31, 2004;

•	by National Senior Care if the board of directors has withdrawn or amended, in a manner materially adverse to National Senior Care, its recommendation of the merger and the merger agreement, or has recommended any alternative acquisition proposal;

•	by National Senior Care if the beneficial owners of more than 10% of the shares of common stock have perfected appraisal rights; or

•	by Mariner in connection with a superior proposal.

      Once Mariner has drawn on the letter of credit, it will be entitled to retain the proceeds unless:

•	the merger has not occurred by December 31, 2004, as a result of a failure of the conditions to National Senior Care’s obligations related to the performance of Mariner’s covenants under the merger agreement and Mariner’s representations and warranties described above;

•	the merger has not occurred by December 31, 2004, as a result of the failure of the conditions to National Senior Care’s obligations related to encumbrances, easements and other restrictions on Mariner’s owned real properties as well as the land use requirements pertaining to and the environmental condition of such properties as described above;

•	the merger has not occurred by December 31, 2004, as a result of the failure of National Senior Care to obtain a facility license necessary in order to make the consummation of the merger not in violation of applicable law, and such failure is the result of an action taken by Mariner that is a violation of its representations and warranties or covenants under the merger agreement and Mariner and National Senior Care are unable to implement an alternative structure;

•	Mariner is unable to obtain a bring down of Houlihan Lokey’s opinion through the effective time of the merger and National Senior Care has sufficient funds to pay all amounts required to consummate the merger as provided in the merger agreement;

•	National Senior Care terminates the merger agreement for any of the reasons that would have enabled National Senior Care to terminate the merger agreement prior to Mariner being able to draw on the letter of credit on December 8, 2004, as described above; or

•	the merger is consummated.

Fees and Expenses

      Whether or not the merger is consummated, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses, except as otherwise described under the heading “— Termination Fee” above.

Recommendation of the Board of Directors

      Mariner’s board of directors, by unanimous vote and after careful consideration, (i) has approved the merger agreement, including the merger contemplated thereby, (ii) has determined that the terms of the merger contemplated by the merger agreement are advisable, fair to and in the best interests of Mariner and its stockholders, (iii) recommends that Mariner stockholders vote “FOR” adoption of the merger agreement and (iv) recommends that Mariner stockholders vote “FOR” any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to the adoption of the merger agreement in the event a quorum is not present or there are insufficient votes to adopt the merger agreement at the annual meeting.

Dissenters’ Rights Of Appraisal

      Under Delaware law, if you do not wish to accept the cash payment provided under the merger agreement, you have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger. The stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. Mariner will require strict compliance with the statutory procedures.

      The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law, the full text of which appears in Annex F of this proxy statement.

      Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the annual meeting to vote on the merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes Mariner’s notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex F of this proxy statement since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

      If you elect to demand appraisal of your shares of common stock, you must satisfy each of the following conditions:

•	You must deliver to Mariner a written demand for appraisal of your shares of common stock before the vote with respect to the merger is taken. Under Delaware law, simply voting against the proposed merger does not constitute sufficient notice to Mariner of your election to demand appraisal of your shares of common stock. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against adoption of the merger agreement. Voting against or failing to vote for adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

•	You must not vote in favor of adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares of common stock so voted and will nullify any previously filed written demands for appraisal. A failure to vote against the adoption of the merger agreement will not constitute a waiver of appraisal rights as long as you deliver to Mariner a written demand for appraisal of your shares of common stock before the vote with respect to the merger is taken.

      If you fail to comply with the foregoing conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of common stock.

      All demands for appraisal should be addressed to the Mariner General Counsel at Mariner Health Care, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346, before the vote on the merger is taken at the annual meeting, and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform Mariner of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares of common stock.

      To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.

      If shares of common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares of common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

      If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

      If you have delivered a valid written demand for appraisal and you wish to withdraw your demand, you should either deliver a written notice of retraction to Mariner before the vote of the stockholders at the annual meeting on November 30, 2004, or vote in favor of adoption of the merger agreement at the annual meeting.

      Within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each stockholder of Mariner who has properly filed a written demand for appraisal and who did not vote in favor of the merger. At any time within 60 days after the effective time of the merger, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock. Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of common stock held by all stockholders entitled to appraisal. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of any stockholder to file such a petition within the period specified could nullify previously written demands for appraisal.

      If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of common stock. After notice to dissenting stockholders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded payment for their shares to submit their certificates representing shares of common stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

      After determination of the stockholders entitled to appraisal of their shares of common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares of common stock.

      In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same or less than the value that you are entitled to receive under the terms of the merger agreement.

      Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its common stock of Mariner pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the merger may only be made with the written approval of the successor corporation and must, to be effective, be made within 120 days after the effective time.

      In view of the complexity of Section 262, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

PROPOSAL TWO:

ELECTION OF DIRECTORS

Nominees

      The board of directors is elected each year at the annual meeting of stockholders. The five nominees receiving the highest number of votes will be elected at this year’s meeting. In the event a nominee is unable or declines to serve as a director, the proxies will be voted for any nominee who may be designated by the board of directors to fill the vacancy. As of the date of this proxy statement, the board of directors is not aware of any nominee who is unable or will decline to serve as a director. Each director will serve until the earlier of the consummation of the transactions contemplated by the merger agreement, the 2005 annual meeting of stockholders or until such date as he or she is succeeded by another qualified director who has been elected, or until his or her death, resignation or removal. The nominating and corporate governance committee has nominated the following five individuals to serve on the board of directors, each a current director of Mariner:

Name of Nominee	Age	Principal Occupation

C. Christian Winkle	41	President and Chief Executive Officer of Mariner Health Care, Inc.
Victor L. Lund	56	Retired President, Chief Executive Officer and Chairman of the Board of Directors of American Stores Company
Earl P. Holland	59	Retired Vice Chairman and Chief Operating Officer of Health Management Associates, Inc.
Philip L. Maslowe	57	Retired Executive Vice President and Chief Financial Officer of The Wackenhut Corporation
Mohsin Y. Meghji	39	Principal of Loughlin, Meghji + Company

      There are no family relationships between any of the nominees, directors, or any of Mariner’s executive officers. Mariner’s executive officers serve at the discretion of the board of directors. Detailed information about Mariner’s directors is provided below.

      C. Christian Winkle. Mr. Winkle has served as Mariner’s President, Chief Executive Officer and a director since March 2000. From January 1999 through March 2000, he served as Mariner’s Executive Vice President and Chief Operating Officer. Prior to that, Mr. Winkle served as Executive Vice President and Chief Operating Officer of Integrated Health Services, Inc. (referred to herein as IHS), a long-term health care service provider, from May 1997 to December 1998. From May 1997 through April 1998, he served as Executive Vice President, Field Operations of owned and leased IHS facilities, and from May 1995 to May 1997, he served as Senior Vice President, Operations of IHS. Prior to that, Mr. Winkle served in various capacities at IHS, including Regional Vice President of Operations and President, MSU Product Development from September 1992 through March 1994.

      Victor L. Lund. Mr. Lund has served as Mariner’s non-executive chairman of the board of directors and as a director since May 2002. From June 1999 through June 2002, he served as Vice Chairman of the Board of Albertson’s, Inc., a food and drug retailer. He is also a member of the board of directors of The Steiner Corporation, Borders Group, Inc., NCR Corporation and Service Corporation International. From May 1995 through June 1999, Mr. Lund served as President, Chairman of the Board and Chief Executive Officer of American Stores Company, a food and drug retailer. His previous position consisted of serving as President and Chief Executive Officer of American Stores.

      Earl P. Holland. Mr. Holland has served as a director since May 2002. He is the former Vice Chairman and Chief Operating Officer for Health Management Associates, Inc. (referred to herein as HMA), an owner and operator of acute-care hospitals. Prior to joining HMA, he worked at Humana, Inc., a hospital management company, from 1971 to 1981, ultimately serving as Chief Executive Officer for a hospital in Overland Park, Kansas. He joined HMA in 1981 and held several operations positions until being promoted to Vice Chairman and Head of the Acquisitions Group in 1997. He became Chief Operating Officer of HMA in 1999. He currently serves on the board of directors of Cornerstone Management Partners, Inc., Essent Healthcare Company, Orion Bancorp, Inc., Team Health, Inc. and Ultrawatt Energy Systems, Inc. Mr. Holland earned a B.S. degree in Business Administration from Southeast Missouri State University in 1968.

      Philip L. Maslowe. Mr. Maslowe has served as a director since August 2002. Most recently, he served as the Executive Vice President and Chief Financial Officer of The Wackenhut Corporation, a security, staffing and privatized prisons corporation, where he was employed since August 1997. From July 1993 until May 1997, he served in various executive positions at KinderCare Learning Centers, Inc., a child care company, most recently as Executive Vice President and Chief Financial Officer. Mr. Maslowe was formerly Chairman of the Board of AMF Bowling Worldwide, Inc. Mr. Maslowe received a B.B.A. from Loyola University of Chicago and a Masters Degree in Management from Northwestern University.

      Mohsin Y. Meghji. Mr. Meghji has served as a director since May 2002. He is a principal of Loughlin Meghji + Company (referred to herein as LM+Co.), a New York based restructuring advisory firm. Prior to forming LM+Co. in January 2002, Mr. Meghji was a partner in the Restructuring Group of Andersen LLP, a business advisory firm where he was employed since January 1994. For the majority of his career, Mr. Meghji has specialized in advising management, investors and creditors in relation to business restructurings in a variety of industries, including health care. He served as the financial advisor to the lenders under Mariner’s prepetition senior credit facility during Mariner’s bankruptcy proceedings. Mr. Meghji received an honors B.B.A. from the Schulich School of Business of York University, Canada in 1987, and has also attended the INSEAD Business School in France for executive courses. He is a U.K. and Canadian Chartered Accountant.

Appointment of Directors/ Emergence from Bankruptcy

      Mariner emerged from bankruptcy protection effective May 13, 2002 pursuant to the terms of a plan of reorganization. Each of the directors currently serving on the board of directors, other than Mr. Maslowe, received their initial appointment pursuant to the terms of such plan. There is no agreement or term of such plan that governs the future selection of directors. The board of directors elected Mr. Maslowe to a vacant director position in August 2002.

Board and Committee Meetings

      From January 1, 2003 to the end of Mariner’s 2003 fiscal year on December 31, 2003, the board of directors met or acted by written consent eight times. During this period, each incumbent director attended at least 88% of the aggregate number of meetings of the board of directors and the committees on which he was a member.

Additional Information Relevant to Election of the Nominee Directors

      Additional information relevant to the proposal to elect the five nominee directors set forth above can be found under the heading “Additional Information” appearing below.

Recommendation of the Board of Directors

      The board of directors, by unanimous vote and after careful consideration: (i) has nominated the above five individuals for election to the board of directors; (ii) recommends that the stockholders vote “FOR” the election of each director nominee; and (iii) recommends that the stockholders vote “FOR” any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to the election of the nominee directors in the event a quorum is not present.

PROPOSAL THREE:

BY-LAW AMENDMENT PROPOSAL

Proposed Amendment to Mariner’s Amended and Restated By-laws

      In accordance with the by-laws, the number of members of the board of directors is currently fixed at five. The number of directors was reduced from seven to five, by resolution of the board as permitted by the by-laws. The by-laws permit Mariner’s directors to decrease, but not increase, the size of the board. The proposal in this proxy statement to amend the by-laws would give the board of directors the authority to set the number of the board at any number from five to nine members. In addition, under the proposed amendment, any vacancies created by increasing the size of the board would be filled, until the next election of directors, by the action of a majority of directors then in office, provided that a quorum is present at the time such action is taken.

Mariner’s Current By-laws

      The by-laws contain a provision that fixes the board of directors at five directors, unless a majority of the directors then in office elect to decrease the size of the board for the purpose of eliminating vacancies created by a director’s departure. The following is the text from Section 2.2 of Article 2 of the by-laws:

2.2 Number of Directors. The number of directors which shall constitute the whole Board of Directors shall be set at five (5). The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation. Any newly created directorship on the Board of Directors that results from an increase in the number of directors shall, subject to the rights of holders of any shares of Preferred Stock, be filled by a majority of the directors then in office, provided that a quorum is present.

The By-law Amendment

      If the proposed amendment is approved, effective upon the receipt of the required stockholder approval, Section 2.2 of Article 2 of the by-laws will be amended to read:

2.2 Number of Directors. The number of directors constituting the entire Board of Directors shall be five (5) to nine (9), as determined from time to time by resolution of the Board of Directors. The number of directors which shall constitute the whole Board of Directors may be increased at any time and from time to time by a majority of the directors then in office, provided that a quorum is present. Any newly created directorship on the Board of Directors that results from an increase in the number of directors due to action of the Board of Directors shall, subject to the rights of holders of any shares of Preferred Stock, be filled by a vote of the majority of the directors then in office, provided that a quorum is present. Any director so appointed to the Board of Directors shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote in such election. Directors need not be stockholders of the Corporation.

Effect of the By-law Amendment

      If the proposed amendment is approved, the board of directors will have authority to set the number of members of the board at any number from five to nine members. In addition, any vacancy created as a result of an increase in the number of the members of the board may be filled by action of the board of directors and any director so appointed would serve until his or her successor is elected and qualified (i.e. until the next annual meeting of stockholders) or until his or her earlier death, resignation or removal. Other than the changes discussed above, Section 2.2 of Article 2 of Mariner’s current by-laws would remain unchanged.

Purpose of the By-law Amendment

      The board of directors believes that the proposed amendment will benefit Mariner and its stockholders by giving the board of directors increased flexibility in governing the affairs of Mariner. The increased flexibility will allow for the following significant benefits: (i) Mariner will be free to act in an opportunistic way to secure the services of individuals as directors who have experience or expertise that is valuable to Mariner; and (ii) the ability to add additional directors as permitted by the proposed amendment facilitates Mariner’s ability to (x) ensure ongoing compliance with increasingly stringent independence requirements applicable not only to the board as a whole, but to key committees of the board such as the audit committee and (y) conduct the business of the board and the committees thereof by increasing the likelihood that a quorum will be available as needed to conduct desired business.

Recommendation of the Board of Directors

      The board of directors, by unanimous vote and after careful consideration, recommends that (i) the stockholders vote “FOR” the by-law amendment proposal, and (ii) the stockholders vote “FOR” any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to the by-law amendment proposal in the event a quorum is not present or there are insufficient votes to approve the by-law amendment proposal.

ADDITIONAL INFORMATION

Additional Information Regarding the Board’s Committees

Audit and Compliance Committee

      Mariner’s audit and compliance committee assists the board of directors in monitoring (i) the integrity of Mariner’s financial statements, including the adequacy of Mariner’s financial controls, accounting policies and financial reporting practices; (ii) the independence, qualification and performance of Mariner’s internal and external accountants; (iii) Mariner’s internal audit function; and (iv) Mariner’s compliance with applicable laws and regulations, including its obligations under the corporate integrity agreement Mariner entered into with the United States government in connection with Mariner’s emergence from bankruptcy.

      The members of the audit and compliance committee are Messrs. Holland (chairman), Maslowe and Meghji. This committee met or acted by written consent nine times during Mariner’s 2003 fiscal year ended December 31, 2003. The board of directors makes independence determinations in accordance with the rules of the National Association of Securities Dealers (referred to herein as the NASD). The board of directors has determined that Messrs. Holland and Maslowe are independent as defined in these rules and have no other relationships that would interfere with their exercise of independent judgment in carrying out their responsibilities. Mr. Meghji is not considered independent under the NASD rules. However, he is considered independent in accordance with the definition set forth in the Exchange Act, and the board has determined that Mr. Meghji’s appointment to the audit and compliance committee is in the best interest of Mariner and its stockholders because of Mr. Meghji’s detailed knowledge of Mariner’s operations and financial statements gained as a result of his representation of Mariner’s senior creditors in connection with Mariner’s bankruptcy proceedings. The audit and compliance committee operates under a charter, a copy of which is attached as Annex D to this proxy statement and is also posted on Mariner’s website at www.marinerhealthcare.com. The contents of the audit and compliance committee’s report are provided below under the heading “Committee Reports — Audit and Compliance Committee Report.”

Compensation Committee

      Mariner’s compensation committee oversees and approves the compensation and benefits of Mariner’s officers and administers Mariner’s stock option plans. This committee consists of Messrs. Lund (chairman), Holland and Maslowe, all of whom are independent as defined in the NASD rules. Messrs. Holland and Maslowe were elected to the compensation committee following the resignations of Patrick Daugherty on March 15, 2004, and Edward Stearns on March 10, 2004. The compensation committee met or acted by written consent six times during Mariner’s 2003 fiscal year. The contents of the compensation committee’s report on executive compensation are provided below under the heading “Committee Reports — Compensation Committee Report on Executive Compensation.”

Compensation Committee Interlocks and Insider Participation

      None of the members of Mariner’s compensation committee was at any time during Mariner’s 2003 fiscal year, or any other time, an officer or employee of any Mariner entity. None of Mariner’s executive officers served as a director or member of a compensation committee for any entity whose executive officers or directors served as either members of Mariner’s compensation committee or as directors of Mariner.

Nominating and Corporate Governance Committee

      Mariner’s nominating and corporate governance committee oversees the identification, selection and recommendation of board members and the development and recommendation of corporate governance principles to the board of directors. This committee consists of Messrs. Maslowe (chairman), Holland and Lund, all of whom are independent as defined in the NASD rules. The nominating and corporate governance committee met or acted by written consent one time during Mariner’s 2003 fiscal year. The nominating and corporate governance committee operates under a charter, a copy of which is attached as Annex E to this proxy statement and is also posted on Mariner’s website at www.marinerhealthcare.com.

      The nominating and corporate governance committee: (i) identifies and recommends nominees to the board of directors; (ii) conducts an annual review of the board members’ performance; and (iii) considers and recommends, to the board, corporate governance guidelines for Mariner.

      It is the policy of the nominating and corporate governance committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the board of directors. The nominating and corporate governance committee has not established any specific qualifications for directors. The nominating and corporate governance committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board. In order to avoid the unnecessary use of the nominating and corporate governance committee’s resources, the nominating and corporate governance committee will consider only those director candidates recommended in accordance with the procedures set forth below.

      To submit a recommendation of a director candidate to the nominating and corporate governance committee, a stockholder should submit the following information in writing, addressed to Mariner’s corporate secretary at Mariner’s principal office:

•	the name of the person recommended as a director candidate and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•	as to the stockholder making the recommendation, the name and address, as they appear on Mariner’s books, of such stockholder and the number and class of all shares of each class of stock of Mariner owned of record or beneficially by such holder; provided, however, that if the stockholder is not a registered holder of the common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the common stock and the number and class of all shares of each class of stock of Mariner owned of record or beneficially by such holder; and

•	a statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate recommended by a stockholder to be considered for nomination for election as a director at Mariner’s annual meeting of stockholders to be held in 2005, the recommendation must be received in accordance with the requirements for other stockholder proposals. See “Additional Information — Stockholder Proposals for 2005 Annual Meeting.”

      The nominating and corporate governance committee has generally identified director nominees based on suggestions by outside directors, management members and/or stockholders, and has interviewed and evaluated those persons on its own. On occasion, Mariner may employ outside search firms to identify potential director candidates. Mariner seeks directors who possess integrity, a high level of education and business experience, broad-based business acumen, an understanding of Mariner’s business and the healthcare industry in general, strategic thinking and a willingness to shares ideas, a network of contacts and diversity of experiences, expertise and background. The nominating and corporate governance committee uses these criteria to evaluate potential nominees and does not evaluate proposed nominees differently depending on who has made the proposal.

Committee Reports

Audit and Compliance Committee Report

      The audit and compliance committee reviews Mariner’s financial reporting processes on behalf of the board of directors. In fulfilling its responsibilities, the audit and compliance committee has reviewed and discussed the audited financial statements contained in Mariner’s Annual Report on Form 10-K for the year ended December 31, 2003, with Mariner’s management and its independent auditors, Ernst & Young LLP (referred to herein as Ernst & Young). Management is responsible for the financial statements and the underlying financial reporting processes, including the system of internal accounting controls. Ernst & Young is responsible for expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America. Management has represented to Ernst & Young and the audit and compliance committee that Mariner’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      The audit and compliance committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. In addition, the audit and compliance committee has discussed with Ernst & Young the auditors’ independence from Mariner and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

      The audit and compliance committee also discussed with Mariner’s internal auditors and with Ernst & Young the scope of overall plans for their respective audits. The audit and compliance committee meets periodically with Mariner’s internal auditors and with Ernst & Young, with and without management present, to discuss the results of their examinations, the evaluations of Mariner’s internal controls and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referenced above and the report of the independent auditors included in the independent auditors opinion with respect to the audited consolidated financial statements, the audit and compliance committee recommended to the board of directors, and the board approved such recommendation, that the audited financial statements of Mariner be included in Mariner’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

      All members of the audit and compliance committee listed below submit the foregoing report.

AUDIT AND COMPLIANCE COMMITTEE

Earl P. Holland, Chairman
Philip L. Maslowe
Mohsin Y. Meghji

Compensation Committee Report on Executive Compensation

      The compensation committee of the board of directors is responsible for establishing and administering the policies and programs that govern both annual compensation and stock-based incentive compensation plans for the executive officers of Mariner and its subsidiaries. Mariner’s existing compensation structure was established by negotiation between Mariner’s senior management team, its previous board of directors (serving immediately prior to Mariner’s emergence from bankruptcy) and its senior secured lenders under Mariner’s previous senior credit facility, in connection with Mariner’s emergence from bankruptcy on May 13, 2002. Mariner’s executive compensation policy is based on principles designed to motivate and retain executive officers and to establish an appropriate relationship between executive pay and short-term and long-term performance. The components of Mariner’s compensation program are base salary and equity participation. These components are designed and administered to provide total compensation that is competitive in the marketplace, rewards successful short-term and long-term financial and non-financial performance and aligns executive officers’ interests with those of stockholders.

      In early 2003, the compensation committee engaged a nationally recognized compensation consultant to assist the compensation committee with determining whether Mariner’s senior management compensation structure was competitive with Mariner’s industry peers. The consultant concluded that, taken as a whole, Mariner’s base salaries and annual incentive program were at market. However, the consultant informed the committee that with respect to long-term incentives, Mariner was significantly below market. The compensation committee recognized this and took steps to remedy this problem by recommending to the whole board that they approve an exchange offer for all outstanding options granted under the Mariner Health Care, Inc. 2002 Stock Incentive Plan (referred to herein as the 2002 Plan) with an exercise price of $20.12 per share for replacement options to be granted with an exercise price equal to the greater of $8.00 or the fair market value per share of the common stock on the date of regrant (referred to herein as the option exchange). The board of directors acted on the recommendation of the compensation committee and approved the option exchange which was completed December 16, 2003. The terms of the newly granted options are described below in the introduction to the table “Option Exercises and Year End Option Values” except that the option terms described with respect to the named executive officers other than Mr. Winkle are the same terms received by any other employee participating in the option exchange. The compensation committee recommended that the board of directors approve the option exchange because at the time of the recommendation the options with an exercise price of $20.12 had an exercise price significantly higher than the per share price of the common stock. The compensation committee determined that the option exchange was needed in order to create better incentives for, and thus increase the retention rate of, Mariner’s employees.

      The compensation committee also considered, and continues to consider, other ways to augment Mariner’s long-term incentive awards. However, there are currently very few shares available for issuance under Mariner’s long-term incentive plan. Additionally, pursuant to the merger agreement which is being submitted to Mariner’s stockholders in connection with this proxy statement, Mariner is prohibited from making additional equity awards.

Base Salary

      Mariner’s executive officers are parties to employment agreements with Mariner or Mariner Health Care Management Company, a wholly-owned subsidiary of Mariner (referred to herein as the management company), that generally permit the compensation committee to increase, but not decrease, the executive officers’ compensation. The compensation committee reviews each component of executive compensation on an annual basis with the assistance of an independent consultant and the use of executive compensation surveys of comparable healthcare and service companies. The compensation committee’s policy is to target total executive compensation at approximately the 75th percentile of the marketplace as reflected in the compensation surveys.

Annual Incentive

      The compensation committee believes that a significant portion of total cash compensation for executive officers should be subject to the attainment of specific predetermined financial and, depending on the executive officers’ function, quality criteria. This approach creates a direct incentive for executive officers to achieve desired performance goals and ties a significant percentage of each executive officer’s compensation to the attainment of predetermined financial and quality performance objectives. Incentive compensation objectives are constructed to encourage responsible and profitable growth while taking into account non-routine factors that may be integral to Mariner’s success. Mariner’s executive officers have target bonuses ranging from 40% to 100% of their respective base salaries as set forth in their respective employment agreements.

Equity Participation

      The compensation committee believes that equity participation is a key component of its executive compensation program and in this regard administers the 2002 Plan, which is a broad based plan providing the compensation committee with the ability to grant various types of awards including stock options, restricted stock grants and stock appreciation rights. The use of such awards provides a long-term link between the results achieved for the stockholders and the rewards provided to executive officers. Stock options and other stock-based compensation are granted to executive officers primarily based on the executive officer’s actual and potential contribution to Mariner’s growth, long-term performance, and the practices of other companies in the long-term care industry. Stock-based compensation is designed to retain executive officers and motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of the stockholders. Stock-based compensation also provides an effective incentive for executive officers to create stockholder value over the long-term since the full benefit of their compensation package cannot be realized unless an appreciation in the price of the common stock occurs over a number of years. All of the awards under the 2002 Plan have been stock option awards.

Compensation of the Chief Executive Officer

      Mr. Winkle’s salary is set forth in his employment agreement, which was entered into prior to Mariner’s emergence from bankruptcy and is not subject to downward adjustment without Mr. Winkle’s consent. The compensation committee did not approve any increases in Mr. Winkle’s base compensation during fiscal year 2003.

      With respect to Mr. Winkle’s 2003 annual incentive, Mr. Winkle’s annual bonus was tied to the attainment by Mariner of a predetermined level of EBITDA. 50% of Mr. Winkle’s target was to be paid upon Mariner’s achieving 90% of the targeted EBITDA, with the remainder to be paid pro rata based on the incremental attainment of EBITDA between 90% and 100% of plan. For Mariner’s 2003 fiscal year, Mr. Winkle received a $393,750 bonus, or 52.5% of his target bonus. In addition, the compensation committee recommended, and the board approved, an additional bonus of $61,810 for a total payment of $455,560.

      In connection with the option exchange, Mr. Winkle tendered his options to purchase 439,560 shares of Mariner’s common stock at an exercise price of $20.12 and on December 16, 2003 received a new option grant to purchase 439,560 shares of Mariner’s common stock at an exercise price of $18.08.

Executive Compensation Tax Deductibility

      The Omnibus Budget Reconciliation Act of 1993 amended the Code to provide generally that the compensation paid by publicly held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1,000,000 per executive will be deductible by a corporation only if paid pursuant to qualifying performance-based compensation plans approved by the stockholders of the corporation. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock options and restricted stock. It is the compensation committee’s policy to maximize the effectiveness of Mariner’s executive compensation plans. In that regard, the compensation committee intends to preserve its flexibility so that it may take actions, deemed to be in the best interests of Mariner and its stockholders. Such actions may not always qualify for tax deductibility under the Code.

      All members of the compensation committee of Mariner listed below submit the foregoing report.

COMPENSATION COMMITTEE

Victor L. Lund, Chairman
Philip L. Maslowe
Earl P. Holland

Additional Information Regarding The Board of Directors and Executive Officers

Compensation of Outside Directors

      Directors who are executive officers receive no additional compensation from Mariner for their services as a director or as a member of any committee of the board of directors. Each outside director, other than the chairman of the board of directors, received a grant of 7,500 restricted shares of common stock (which a director may elect to defer the right to receive) on July 30, 2003, which replaced earlier granted and subsequently cancelled options under the 2003 Outside Directors’ Plan. The restricted shares granted were 50% vested as of the date of grant, 75% vested as of May 16, 2004, and the remaining shares will vest on May 16, 2005. With the exception of the chairman of the board of directors, each outside director also receives an annual retainer of $35,000 and $2,000 for each board meeting he attends in person or via telephone. Members of the audit and compliance committee, other than the chairman, receive a $5,000 annual retainer and each member is paid $1,500 per meeting of the audit and compliance committee. The chairman of the audit and compliance committee receives an annual retainer of $7,500. Members of each of the compensation committee and the nominating and corporate governance committee, other than the chairman of such committees, receive a $3,000 annual retainer and each member of both committees is paid $1,000 for each committee meeting. The chairman of each of such committees receives an annual retainer of $5,000 per year. Mariner also reimburses each director for reasonable expenses incurred in connection with attendance at any board or committee meetings. The chairman of the board of directors received 15,000 restricted shares of common stock on July 30, 2003. These shares were 50% vested as of the date of grant, 75% vested as of May 16, 2004, and the remaining shares will vest on May 16, 2005. Mariner’s chairman receives an annual retainer of $120,000 and the standard fee for each board or committee meeting he attends in person or via telephone.

Policy with Respect to Director Attendance at Meetings

      Mariner currently has no policy with respect to the attendance of directors at the annual meeting. All of Mariner’s current directors attended the last annual meeting of stockholders.

Communicating with the Board of Directors

      Interested stockholders may contact Mariner’s directors by writing to them at Mariner’s headquarters: Mariner Health Care, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346, or by contacting them through Mariner’s website at www. marinerhealthcare.com. Communications addressed to the board of directors will be reviewed by Mariner’s secretary or chief financial officer and directed to the appropriate director or directors for their consideration.

Code of Ethics

      Mariner adopted a code of ethics that applies to all of Mariner’s directors, employees and officers, including its principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. The code of ethics is posted on Mariner’s website at www.marinerhealthcare.com. Any waivers of or changes to the code of ethics will be posted on Mariner’s website. Mariner also has a company-wide code of conduct, applicable to all of its employees, including its senior executives. The code of conduct is also posted on Mariner’s website.

Executive Officers of Mariner

Name	Age	Title

C. Christian Winkle	41	President, Chief Executive Officer and Director
Michael E. Boxer	43	Executive Vice President and Chief Financial Officer
Boyd P. Gentry	45	Senior Vice President and Treasurer
Bruce H. Duner	41	Senior Vice President and Chief Accounting Officer
Stefano M. Miele	38	Senior Vice President, General Counsel and Secretary
Terry P. O’Malley	55	Senior Vice President, Human Resources
David F. Polakoff, M.D.	50	Senior Vice President, Medical Affairs and Chief Medical Officer
William C. Straub	58	Senior Vice President, Internal Controls

      Mariner’s executive officers serve at the discretion of the board of directors. There are no family relationships between any of Mariner’s directors or any of its executive officers. Detailed information regarding Mariner’s executive officers is provided below.

      Detailed information regarding C. Christian Winkle, Mariner’s president and chief executive officer, can be found above under the heading “Proposal Two: Election of Directors — Nominees.”

      Michael E. Boxer has served as Mariner’s Executive Vice President and Chief Financial Officer since January 2003. Prior to joining Mariner, Mr. Boxer served as Senior Vice President and Chief Financial Officer of Watson Pharmaceuticals, Inc., a New York Stock Exchange listed specialty pharmaceuticals company. Before joining Watson in July 1998, Mr. Boxer was President of The Enterprise Group, a financial advisory firm. Prior to that, Mr. Boxer was Vice President of the Health Care Group at Furman Selz, LLC, a New York based investment bank.

      Boyd P. Gentry has served as Mariner’s Senior Vice President and Treasurer since November 1997. Mr. Gentry has also served as President and Chief Operating Officer of Mariner’s institutional pharmacy business prior to its disposition in January 2002. Mr. Gentry joined one of Mariner’s predecessor companies in July 1995 as Vice President, Investor Relations and Treasurer. Prior to his time with us, Mr. Gentry held various commercial lending and corporate finance positions with Bank of America (formerly NationsBank) where his last position was Senior Vice President, Corporate Finance.

      Stefano M. Miele has served as Mariner’s Senior Vice President, General Counsel and Secretary since January 2002. Prior to January 2002, Mr. Miele served as Mariner’s Senior Vice President, Associate General Counsel and Assistant Secretary. He joined one of Mariner’s predecessor companies in April 1995 as Associate General Counsel. Mr. Miele joined Mariner from the international law firm of Jones, Day, Reavis and Pogue, where he worked in the corporate group.

      Bruce H. Duner joined Mariner in May 2003 as Senior Vice President of Finance and in April 2004 was promoted to Chief Accounting Officer. Mr. Duner joined Mariner after seven years with Invensys/ Wonderware Corporation where he served as Senior Vice President and Chief Financial Officer. He is a Certified Public Accountant and holds a bachelor of science in business administration from San Diego State University.

      Terry P. O’Malley has served as Mariner’s Senior Vice President of Human Resources since February 2002. He joined one of Mariner’s predecessor companies in 1995 as Vice President of Human Resources and Chief Administration Officer. Prior to joining Mariner, Mr. O’Malley held the position of Senior Vice President of Human Resources at Helix Health System Services, a community-based health system.

      David F. Polakoff, M.D. has served as Mariner’s Senior Vice President, Medical Affairs and Chief Medical Officer since August 1998. From December 1997 through July 1998 Dr. Polakoff was the Chief Medical Officer of one of Mariner’s predecessor companies. Prior to joining Mariner, Dr. Polakoff served on the full time faculty of Harvard Medical School, where he taught Geriatric Medicine from 1988 through 1997. He retains an adjunct faculty appointment at this time. Contemporaneous with his Harvard tenure, Dr. Polakoff served in various positions, culminating as Director of the Geriatric Research, Education and Clinical Center of the West Roxbury VA Medical Center (a Harvard teaching hospital).

      William C. Straub has served as Mariner’s Senior Vice President, Internal Control since April 2004. Prior to that date, Mr. Straub served as Senior Vice President and Chief Accounting Officer since September 1999. Prior to joining Mariner, Mr. Straub served as Chief Financial Officer of EmCare, Inc., an integrated service provider for hospital emergency department staffing and management from 1998 through September 1999. Prior to this, Mr. Straub served as Chief Financial Officer of UNARCO, a manufacturer and distributor of shopping carts, during 1997 and Chief Financial Officer of Geonex Corporation, a geographical information systems provider during 1996.

Market Price of the Common Stock

      All shares of common stock held by stockholders prior to Mariner filing for bankruptcy were cancelled in connection with its emergence from bankruptcy. To satisfy some of its pre-petition claims, Mariner issued new shares of common stock to certain claimholders in connection with its emergence from bankruptcy. On May 13, 2002, the common stock first became eligible for quotation on the Nasdaq Over-the-Counter Bulletin Board. The common stock is quoted under the symbol “MHCA.OB.” As a result, the following table only contains information relating to the common stock issued since Mariner’s emergence from bankruptcy and illustrates the high and low bid quotations per share of the common stock, as reported on the Nasdaq Over-the-Counter Bulletin Board.

	Bid Quotations for
	Common Stock

	High	Low

2004
First Quarter	$23.10	$14.70
Second Quarter	$27.65	$14.00
Third Quarter (through October 19, 2004)	$28.95	$25.05
2003
First Quarter	$6.30	$2.85
Second Quarter	$4.80	$2.65
Third Quarter	$13.30	$4.25
Fourth Quarter	$22.30	$10.45
2002
Second Quarter (from May 13, 2002)	$14.00	$12.75
Third Quarter	$13.25	$7.00
Fourth Quarter	$7.75	$4.10

Holders

      As of the record date, there were 6 holders of record of the common stock.

Dividends

      Mariner has never paid dividends on its common stock and does not intend to pay cash dividends for the foreseeable future. It is Mariner’s present policy to retain earnings to finance its future operations and growth, as well as repay outstanding indebtedness. In addition, Mariner’s debt instruments contain negative covenants that restrict, among other things, its ability to pay dividends. Any determination to pay dividends will be dependent upon results of operations, financial condition, contractual restrictions, restrictions imposed by applicable laws and other factors deemed relevant by the board of directors.

      You are urged to obtain current market information for the common stock.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth, as of October 19, 2004, the number and percentage of shares of common stock beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by: (i) all persons known to Mariner to beneficially own more than 5% of common stock; (ii) each of Mariner’s directors; (iii) each named executive officer; and (iv) all directors and executive officers as a group. The number of shares owned by a person includes shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 19, 2004. The number of shares owned by 5% beneficial owners is based on the most recent information available to Mariner, and, except as noted below, the address of each beneficial owner is c/o Mariner Health Care, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346.

	Number of		Percentage
Beneficial Owner	Shares Owned		Owned(1)

Directors and Executive Officers:
C. Christian Winkle	109,845	(2)	*
Michael E. Boxer	55,000	(3)	*
Boyd P. Gentry	16,250	(4)	*
Stefano M. Miele	10,000	(5)	*
David F. Polakoff, M.D.	10,000	(5)	*
Victor L. Lund	11,250	(6)	*
Earl P. Holland	5,625	(7)	*
Philip L. Maslowe	5,625	(7)	*
Mohsin Y. Meghji	10,625	(8)(9)	*
all directors and executive officers as a group (12 persons)	268,220	(10)	1.3%
5% Beneficial Owners:
Oaktree Capital Management, LLC and affiliates	5,546,980	(11)	27.7%
FMR Corp. and affiliates	2,330,430	(12)	11.6%

*	Represents less than 1% of the outstanding shares of common stock at October 19, 2004.

(1)	Based on 20,015,000 shares of common stock outstanding as of October 19. Shares issuable under stock options or warrants exercisable within 60 days of October 19, are treated as outstanding for the purpose of computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Similarly shares of restricted common stock that (x) are vested, but whose issuance has been deferred at the election of the relevant person, and (y) vest within 60 days of October 19, 2004, are treated as if outstanding for the purpose of computing the percentage ownership of the person holding these securities but are not treated as outstanding for computing the percentage ownership of any other person.

(2)	Consists of options that are exercisable within 60 days of October 19, 2004, to acquire 109,845 shares of common stock.

(3)	Consists of 5,000 shares of common stock and options that are exercisable within 60 days of October 19, 2004, to acquire 50,000 shares of common stock.

(4)	Consists of options that are exercisable within 60 days of October 19, 2004 to acquire 16,250 shares of common stock.

(5)	Consists of options that are exercisable within 60 days of October 19, 2004 to acquire 10,000 shares of common stock.

(6)	Consists of 11,250 shares of restricted common stock that are vested or vest within 60 days of October 19, 2004.

(7)	Consists of 5,625 shares of restricted common stock that are vested or vest within 60 days of October 19, 2004.

(8)	Consists of 5,000 shares of common stock and 5,625 shares of restricted stock that are vested or vest within 60 days of October 19, 2004.

(9)	Pursuant to an arrangement between Mr. Meghji and LM + Co., Mr. Meghji is required to assign or remit all compensation, including stock options and restricted stock, received as a director of Mariner to his employer. Accordingly, Mr. Meghji disclaims beneficial ownership of these securities.

(10)	See notes (1) through (8). Also includes (i) 4,000 shares of common stock owned by one of Mariner’s executive officers who is not a named executive officer, and (ii) options that are exercisable within 60 days of October 19, 2004, to acquire 30,000 shares of common stock held by another executive officer who is not a named executive officer.

(11)	Based on Amendment No. 9 to Schedule 13D filed with the SEC on August 11, 2004, by Oaktree Capital Management, LLC (referred to herein as Oaktree Capital Management), OCM Opportunities Fund II, L.P. (referred to herein as Opportunities II), and OCM Opportunities Fund III, L.P. (referred to herein as Opportunities III) (collectively referred to herein as the Oaktree Funds and Accounts). Oaktree Capital Management is the general partner and/or investment advisor of Opportunities II and Opportunities III. Opportunities II has sole power to vote and dispose of 2,881,342 shares of common stock, Opportunities III has sole power to vote and dispose of 2,399,648 shares of common stock, and certain other affiliates of Oaktree Capital Management beneficially own, in the aggregate, 265,990 shares of common stock. Although Oaktree Capital Management may be deemed to beneficially own the shares of common stock held by the Oaktree Funds and Accounts by virtue of its status as general partner or investment manager of those funds and accounts, Oaktree Capital Management, a registered investment advisor under the Investment Advisors Act of 1940, disclaims any beneficial interest in those shares except to the extent of its pecuniary interest therein.

(12)	Based on the Schedule 13G filed with the SEC on May 10, 2004, by Edward C. Johnson, chairman of FMR Corp. and FMR Corp, Fidelity Management & Research Company (referred to herein as Fidelity). Fidelity is a wholly-owned subsidiary of FMR Corp., registered investment advisor under the Investment Advisors Act of 1940 and the beneficial owner of 1,821,292 shares of common stock through funds (referred to herein as the Fidelity funds), it has established for the purpose of acting as investment advisor to various companies registered under the Investment Company Act of 1940. Each of FMR Corp. and Mr. Johnson, through their respective direct or indirect control of the Fidelity funds, has the sole power to dispose of the 1,821,292 shares. However, neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the Fidelity funds’ boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity funds’ boards of trustees. Fidelity Management Trust Company (referred to herein as FMTC), a wholly-owned subsidiary of FMR Corp. and a bank as defined in the Exchange Act, is the beneficial owner of 509,138 shares of common stock as a result of its serving as investment manager of certain institutional account(s). Each of Mr. Johnson and FMR Corp., through their respective direct or indirect control of FMTC, has sole dispositive power over 509,138 shares of common stock and sole power to vote or to direct the voting of 447,515 shares of common stock, and no power to vote or to direct the voting of 61,623 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Pursuant to Section 16(a) of the Exchange Act, Mariner’s directors and officers, and any persons who beneficially own more than 10% of the common stock, are required to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on Mariner’s review of copies of such reports from the time of its emergence from bankruptcy, when Mariner issued the common stock, until the end of its 2003 fiscal year, and written representations from its directors and officers, Mariner believes that all filing requirements applicable to directors, officers and more than 10% beneficial owners for this period have been complied with, except for the following matters: Messrs. Gentry, Miele, O’Malley, Straub and Winkle each filed a late Form 4 on February 17, 2004, in connection with the options received by them pursuant to the employee stock option exchange. Messrs. Daugherty (January 14, 2004), Holland (January 12, 2004), Lund (January 12, 2004), Maslowe (January 12, 2004), Meghji (January 13, 2004) and Stearns (January 12, 2004) each filed a late Form 4 on the date listed in the parenthetical next to their respective names in connection with the director stock option exchange. Mr. Stearns also filed a late Form 4 on February 13, 2004, relating to a disposition of stock by a company in which he is a beneficial owner.

Executive Compensation

      The following table presents information concerning compensation earned by Mariner’s Chief Executive Officer during the fiscal year ended December 31, 2003, and Mariner’s four other most highly compensated executive officers serving at December 31, 2003, who earned over $100,000 in salary and bonus. They are collectively referred to as the named executive officers. Until May 13, 2002, the named executive officers were employed by Mariner Post-Acute Network, Inc. (a predecessor to Mariner). After that date the management company employed Dr. Polakoff and Messrs. Gentry and Miele.

Summary Compensation Table

		Annual Compensation
					All Other
Name and Principal Position	Fiscal Year(1)	Salary	Bonus		Compensation

C. Christian Winkle	2003	$750,000	$455,560		$18,000	(4)
President, Chief Executive Officer	2002	737,308	2,197,500	(2)	107,554	(4)
and Director	2001-12/31	652,550	585,000	(3)	15,450	(4)
	2001	652,550	780,000		12,900	(4)
Michael E. Boxer(5)	2003	$427,500	$210,859		$70,645	(6)
Executive Vice President and Chief Financial Officer
David F. Polakoff, M.D.	2003	$390,386	$136,668		$8,680	(6)
Senior Vice President, Medical	2002	363,462	260,000	(2)	10,066	(6)
Affairs and Chief Medical Officer	2001-12/31	350,000	67,500	(3)	10,350	(6)
	2001	350,000	90,000		10,350	(6)
Boyd P. Gentry	2003	$325,000	$102,375		$10,800	(6)
Senior Vice President and Treasurer	2002	314,423	465,000	(2)	10,483	(6)
	2001-12/31	272,077	112,500	(3)	8,342	(6)
	2001	262,846	150,000		8,342	(6)
Stefano M. Miele	2003	$250,000	$75,926		$10,800	(6)
Senior Vice President,	2002	246,741	250,000	(2)	9,377	(6)
General Counsel and Secretary	2001-12/31	196,154	56,250	(3)	10,350	(6)
	2001	193,558	75,000		10,350	(6)

(1)	The row “2001 — 12/31” represents the 12 month period ended December 31, 2001, including the three month transition period from October 1, 2001 to December 31, 2001 in connection with a change in Mariner’s fiscal year end from September 30 to December 31. The row “2001” represents the 12 month period ended September 30, 2001. Consequently, the compensation paid during the nine-month period from January 1, 2001 to September 30, 2001 is reported in both rows.

(2)	Includes, for Mr. Winkle, Dr. Polakoff, Mr. Gentry and Mr. Miele, respectively, $697,500, $160,000, $140,000 and $100,000 as bonuses earned for 2002 but paid in 2003 and $1,500,000, $100,000, $325,000 and $150,000 as payments made in 2002 pursuant to a key employee retention plan approved by the Bankruptcy Court and paid in connection with Mariner’s emergence from bankruptcy.

(3)	Represents prorated portion of bonus (9/12) earned during the 12 month period ended December 31, 2001.

(4)	Represents automobile allowances only for all periods reported, except 2002 which includes $89,554 in relocation expenses reimbursed to Mr. Winkle pursuant to Mariner’s relocation plan when he relocated his residence from Maryland to Mariner’s corporate headquarters in Atlanta, Georgia and $18,000 in automobile allowance.

(5)	Mr. Boxer’s employment commenced January 14, 2003.

(6)	For 2003, includes automobile allowances of $7,800 paid to Dr. Polakoff and Messrs. Gentry and Miele, respectively, and matching contributions of $880, $3,000 and $3,000 made to Dr. Polakoff and Messrs. Gentry and Miele, respectively, under Mariner’s 401(k) plan. For Mr. Boxer, includes an automobile allowance of $7,600 paid in 2003 and $63,045 in relocation expenses reimbursed to Mr. Boxer pursuant to Mariner’s relocation plan when he relocated his residence from California to Mariner’s corporate headquarters in Atlanta, Georgia. For 2002, includes automobile allowances of $7,800 paid to Dr. Polakoff and Messrs. Gentry and Miele, respectively, and matching contributions of $2,266, $2,683 and $1,577 made to Dr. Polakoff and Messrs. Gentry and Miele, respectively, under Mariner’s 401(K) plan. For 2001, includes automobile allowances of $7,800 paid to Dr. Polakoff and Messrs. Gentry and Miele, respectively, and matching contributions of $2,550, $542 and $2,550 made to Dr. Polakoff and Messrs. Gentry and Miele, respectively, under Mariner’s 401(K) plan.

Option Grants in Last Fiscal Year

      The following table presents stock option grants made to each of the named executive officers during the year ended December 31, 2003. Except for Mr. Winkle’s option grant, these option grants vest ratably over three years commencing on the first anniversary of the date of grant, which was December 16, 2003. Mr. Winkle’s option grant vests at the rate of 8.33% per quarter, with the remaining shares vesting on the third anniversary of December 16, 2003, the date of grant. The exercise price per share of each option granted was equal to the fair market value of Mariner’s common stock on the date of grant.

      Potential realizable value is calculated assuming that the stock price on the date of the grant appreciates at the indicated rate compounded annually until the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed rates of appreciation are required by the rules of the SEC and do not represent Mariner’s estimate or projection of its future common stock price.

Option Grants in Last Fiscal Year Table

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options	Exercise		Price Appreciation
	Underlying	Granted to	or Base		for Option Term
	Options	Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year	($/Sh)	Date	5%($)	10%($)

C. Christian Winkle	439,560	23.0%	$18.08	12/16/13	$4,997,980	$12,665,861
Michael E. Boxer	200,000	10.4	6.30	1/14/13	792,407	2,008,115
David F. Polakoff	40,000	2.1	18.08	12/16/13	454,817	1,152,595
Boyd P. Gentry	65,000	3.4	18.08	12/16/13	739,077	1,872,966
Stefano M. Miele	40,000	2.1	18.08	12/16/13	454,817	1,152,595

Option Exercises and Year End Option Values

      No options were exercised and no value was realized from any exercises during Mariner’s 2003 fiscal year. With the exception of Messrs. Winkle and Boxer, no vested and unexercised options were held at the end of Mariner’s 2003 fiscal year by the named executive officers. Value of in-the-money options represents the aggregate market value of the underlying securities at Mariner’s 2003 fiscal year end minus the aggregate exercise price payable for those shares.

      All options granted prior to Mariner’s 2003 fiscal year to the named executive officers, except for Mr. Boxer, were tendered to, accepted and cancelled by Mariner on June 14, 2003. Such tender, acceptance and cancellation occurred in connection with Mariner’s offer to exchange options held by employees having an exercise price of $20.12 per share previously granted under the 2002 Plan for new options. Effective December 16, 2003, the compensation committee granted new options pursuant to the 2002 Plan to the named executive officers to purchase shares of common stock at a strike price of $18.08. These options will vest in three equal annual installments beginning on the first anniversary of the date of grant of the new options, with the exception of the options granted to Mr. Winkle, which will vest in accordance with the terms set forth in his employment agreement. Mariner did not record any compensation expense with respect to the named executive officers as a result of the exchange program since the options were issued at the fair market value of the common stock on the grant date.

      Mr. Boxer was not eligible to tender his options to Mariner, and as a result, the options remain outstanding and are set forth in the table below. No value was realized from the exercise of stock options during the fiscal year ended December 31, 2003, because no options were exercised. The following table presents unexercised options that were held at the end of Mariner’s 2003 fiscal year by each named executive officer. Value of in-the-money options represents the aggregate market value of the underlying securities at December 31, 2003, minus the aggregate exercise price payable for those shares.

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year End Option Values Table

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		Fiscal Year-End(#)		Fiscal Year-End(1)($)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

C. Christian Winkle	—	—	36,615	402,945	$154,515	$1,700,428
Michael E. Boxer	—	—	50,000	150,000	$800,000	$2,400,000
David F. Polakoff	—	—	—	40,000	—	$168,800
Boyd P. Gentry	—	—	—	65,000	—	$274,300
Stefano M. Miele	—	—	—	40,000	—	$168,800

(1)	Value of exercised and unexercised options at fiscal year-end represents the difference between the exercise price of any outstanding in-the-money options and $22.30, the closing price of the common stock on December 31, 2003.

Repricing of Options

      The following table presents information regarding options held by the executive officers of Mariner appearing in the table below. These options were repriced by Mariner at the date indicated in the table.

10-Year Option/ SAR Repricing Table

		Number of	Market
		Securities	Price of	Exercise
		Underlying	Stock at	Price at		Length of Option
		Options/SARs	Time of	Time of	New	Term Remaining at
		Repriced or	Repricing or	Repricing or	Exercise	Date of Repricing or
Name and Title	Date	Amended	Amendment	Amendment	Price	Amendment

C. Christian Winkle, President and Chief Executive Officer	12/16/03	439,560	$18.08	$20.12	$18.08	8 years, 5 months
William C. Straub, Senior Vice President, Internal Control	12/16/03	40,000	$18.08	$20.12	$18.08	8 years, 5 months
Boyd P. Gentry, Senior Vice President and Treasurer	12/16/03	65,000	$18.08	$20.12	$18.08	8 years, 5 months
Stefano M. Miele, Senior Vice President, General Counsel and Secretary	12/16/03	40,000	$18.08	$20.12	$18.08	8 years, 5 months
David F. Polakoff, M.D., Senior Vice President and Chief Accounting Officer	12/16/03	40,000	$18.08	$20.12	$18.08	8 years, 5 months
Terry P. O’Malley, Senior Vice President, Human Resources	12/16/03	50,000	$18.08	$20.12	$18.08	8 years, 5 months

      All members of the compensation committee of Mariner listed below submit the foregoing table.

COMPENSATION COMMITTEE

Victor L. Lund, Chairman
Philip L. Maslowe
Mohsin Y. Meghji

Employment Agreements

      The following are summaries of the employment agreements with Mariner’s named executive officers. Although Messrs. Gentry and Miele are employed by the management company, each is serving as an officer of both Mariner and the management company. Dr. Polakoff is employed by and is an officer of the management company. Mr. Winkle and Mr. Boxer are both employed by and are officers of Mariner. Messrs. Winkle, Boxer, Gentry and Miele will be offered amendments to their employment agreements in connection with the consummation of the merger as described under the earlier heading “Proposal One: Approval of the Merger — The Merger — Interests of Mariner’s Directors and Executive Officers in the Merger — Change of Control Payments.”

          C. Christian Winkle

      Mariner entered into an employment agreement with Mr. Winkle as of April 4, 2002. His agreement is for a continuous term during the period he remains employed by Mariner. Pursuant to this agreement, Mr. Winkle is entitled to receive:

•	a base salary, currently $750,000 per year, which is reviewed by the board of directors annually, and may increase, but not decrease;

•	an annual bonus of between 50% and 150% of his annual base salary if Mariner achieves specified financial targets; and

•	fringe benefits, including stock options and pension and welfare benefits.

      If Mr. Winkle’s employment is terminated without cause or he terminates his employment for good reason prior to a change of control or following the second anniversary of a change of control, he will continue to receive his then-current salary for two years. He will also receive a lump sum payment equal to the sum of: (i) his prorated target bonus for bonus amounts earned during the year of termination; and (ii) two times the greater of (x) the average annual bonuses paid to him over the two prior years and (y) his target bonus amount. In addition, Mr. Winkle will be entitled (subject to mitigation) to benefit continuation for a period of two years following his termination and all equity-based awards will become fully vested.

      If Mr. Winkle’s employment is terminated without cause or he terminates his employment for good reason during the 24 month period following a change of control, he will receive in a lump sum: (i) a prorated target bonus for bonus amounts earned during the year of termination; and (ii) an amount equal to 2.99 times the sum of (x) his then-current base salary plus (y) the greater of the average bonus paid to him over the two prior years or his target bonus. In addition, Mr. Winkle will be entitled (subject to mitigation) to benefit continuation for a period of 36 months following his termination, and all equity-based awards will become fully vested. Mr. Winkle has agreed not to solicit any client or prospective client of Mariner or solicit or hire Mariner’s employees for two years following the end of his employment. In addition, if Mr. Winkle terminates his employment without good reason, he is restricted from competing against Mariner for a period of one year.

Michael E. Boxer

      Mariner has entered into an employment agreement with Mr. Boxer as of December 4, 2002. Mr. Boxer’s agreement provides for a continuous term during the period he remains employed by Mariner. Pursuant to this agreement, Mr. Boxer is entitled to receive:

•	a base salary, currently $450,000 per year, which is reviewed by the board of directors annually, and may increase but not decrease;

•	an annual bonus of between 50% and 100% of his annual base salary if Mariner achieves specified financial targets; and

•	fringe benefits, including stock options and pension and welfare benefits.

      If within one year following a change of control Mr. Boxer’s employment is terminated without cause or he terminates his employment for good reason, then he will receive in a lump sum: (i) a prorated target bonus for bonus amounts earned during the year of termination; and (ii) an amount equal to 2.5 times the sum of (x) his then-current base salary plus (y) the greater of the average bonus paid to him over the two prior years or his target bonus. In addition, Mr. Boxer will be entitled (subject to mitigation) to benefit continuation for a period of 36 months following his termination and all equity-based awards will become fully vested.

      If Mr. Boxer’s employment is terminated without cause either prior to a change in control or following the first anniversary of a change of control, he will continue to receive his then-current salary for a period of two years and he will also receive the minimum annual bonus permitted under his employment agreement for the two fiscal years ending after the date of his termination, payable at the time other executives of Mariner receive their bonus payments. Finally, he will receive in a lump sum his prorated target bonus for bonus amounts earned during the year of termination. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period not to exceed the period for which he receives his then-current salary. In addition, all equity-based awards will become fully vested.

      Mr. Boxer has agreed not to solicit any client or prospective client of Mariner or solicit or hire Mariner’s employees for two years following the end of his employment. In addition, if Mr. Boxer terminates his employment without good reason, he is restricted from competing against Mariner for a period of one year.

David F. Polakoff, M.D.

      The management company has entered into an employment agreement with Dr. Polakoff as of May 13, 2002. Dr. Polakoff’s agreement provides for a three-year term, which extends automatically for successive one-year terms. Pursuant to this agreement, Dr. Polakoff is entitled to receive:

•	a base salary of at least $350,000 per year, which is reviewed by the management company’s board of directors annually, and may increase, but not decrease;

•	an annual bonus of 50% of his annual base salary if specified financial targets are achieved; and

•	fringe benefits, including stock options and pension and welfare benefits.

      If within one year following a change of control Dr. Polakoff’s employment is terminated without cause or he terminates his employment for good reason, then he will receive in a lump sum the following: (i) a prorated target bonus for bonus amounts earned during the year of termination; and (ii) an amount equal to 1.5 times the sum of (x) his then current base salary plus (y) the greater of the average bonus paid to him over the two prior years or his target bonus. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period of 24 months following his termination, and all equity-based awards will become fully vested.

      If Dr. Polakoff’s employment is terminated without cause either prior to a change in control or following the first anniversary of a change of control, he will continue to receive his then-current salary for a period of one and one-half years. He will also receive a lump sum payment equal to his prorated target bonus for bonus amounts earned during the year of termination. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period not to exceed the period for which he receives his then-current salary.

      Dr. Polakoff has agreed not to solicit any client or prospective client of Mariner or solicit or hire Mariner’s employees for two years following the end of his employment. In addition, if Dr. Polakoff terminates his employment without good reason, Mariner has the option to cause him to comply with certain covenants in which he is restricted from competing against Mariner for a period of one year, provided Mariner continues to pay his then-current base salary for a period of one year following termination.

Boyd P. Gentry

      The management company has entered into an employment agreement with Mr. Gentry as of May 13, 2002. Mr. Gentry’s agreement provides for a continuous term during the period he remains employed by us. Pursuant to this agreement, Mr. Gentry is entitled to receive:

•	a base salary of at least $325,000 per year, which is reviewed by the management company’s board of directors annually, and may increase, but not decrease;

•	an annual bonus of 60% of his annual base salary if specified financial targets are achieved; and

•	fringe benefits, including stock options and pension and welfare benefits.

      If within one year following a change of control Mr. Gentry’s employment is terminated without cause or he terminates his employment for good reason, then he will receive in a lump sum: (i) a prorated target bonus for bonus amounts earned during the year of termination; and (ii) an amount equal to 2.5 times the sum of (x) his then current base salary plus (y) the greater of the average bonus paid to him over the two prior years or his target bonus. In addition, Mr. Gentry will be entitled (subject to mitigation) to benefit continuation for a period of 36 months following his termination and all equity-based awards will become fully vested.

      If Mr. Gentry’s employment is terminated without cause either prior to a change in control or following the first anniversary of a change of control, he will continue to receive his then current salary for a period of two and one-half years. He will also receive a lump sum payment equal to his prorated target bonus for bonus amounts earned during the year of termination. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period not to exceed the period for which he receives his then current salary. In addition, all equity-based awards will become fully vested.

      Mr. Gentry has agreed not to solicit any client or prospective client of Mariner or solicit or hire Mariner’s employees for two years following the end of his employment. In addition, if Mr. Gentry terminates his employment without good reason, he is restricted from competing against Mariner for a period of one year.

Stefano M. Miele

      The management company has entered into an employment agreement with Mr. Miele as of May 13, 2002. This agreement provides for a three-year term that extends automatically for successive one-year terms. Mr. Miele is entitled to receive:

•	a base salary of at least $250,000 per year which is reviewed by the management company’s board of directors annually, and may increase, but not decrease;

•	an annual bonus of 50% of his annual base salary if specified financial targets are achieved; and

•	fringe benefits, including stock options and pension and welfare benefits.

      If within one year following a change of control Mr. Miele’s employment is terminated without cause or he terminates his employment for good reason, then he will receive in a lump sum: (i) a prorated target bonus for bonus amounts earned during the year of termination; and (ii) an amount equal to 1.5 times the sum of (x) his then current base salary plus (y) the greater of the average bonus paid to him over the two prior years or his target bonus. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period of 24 months following his termination and all equity-based awards will become fully vested.

      If Mr. Miele’s employment is terminated without cause either prior to a change in control or following the first anniversary of a change of control, he will continue to receive his then-current salary for a period of one and one-half years. He will also receive a lump sum payment equal to his prorated target bonus for bonus amounts earned during the year of termination. In addition, he will be entitled (subject to mitigation) to benefit continuation for a period not to exceed the period for which he receives his then-current salary. In addition, all equity-based awards will become fully vested.

      Mr. Miele has agreed not to solicit any client or prospective client of Mariner or solicit or hire Mariner’s employees for two years following the termination of his employment. In addition, if he terminates his employment without good reason, Mariner has the option to cause him to comply with certain covenants in which he is restricted from competing against Mariner for a period of one year, provided that Mariner continues to pay his then-current base salary for a period of one year following termination.

Certain Relationships and Related Transactions

      In January 2003, in connection with Michael E. Boxer’s agreement to relocate his personal residence to Atlanta, Georgia, the site of Mariner’s corporate headquarters, Mariner purchased Mr. Boxer’s primary residence for its fair market value in accordance with Mariner’s corporate relocation policy. The fair market value was determined based upon the average of two appraisals conducted by independent appraisal services, and was determined to be $876,000.

Accountant Fees and Services

      The table below shows the aggregate fees for the last two fiscal years Mariner paid to Ernst & Young for audit and other services:

	2003	2002

Audit fees	$1,730,000	$2,510,000
Audit — related fees	73,000	120,000
Tax fees	304,000	640,000
All other fees	201,000	270,000

Total	$2,308,000	$3,540,000

      All audit and permitted non-audit services require pre-approval by the audit and compliance committee. The audit and compliance committee approves proposed services and fee estimates for these services. In the event any audit or non-audit services require approval prior to a scheduled audit and compliance committee meeting, the audit and compliance committee chairman or his designee is authorized to approve any such services, which approval is subsequently communicated to the full audit and compliance committee at its next regular meeting. During 2003, all services performed by the auditors were pre-approved by Mariner’s audit and compliance committee.

      A representative of Ernst & Young is expected to attend the annual meeting. The representative will have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to answer appropriate questions.

Stock Performance Graph

      All shares of common stock held by stockholders prior to Mariner’s filing for bankruptcy were cancelled in connection with its emergence therefrom. To satisfy some of its prepetition claims, Mariner issued new common stock to certain claimholders at a value of $20.12. The first trade of the new common stock occurred on June 14, 2002. The following graph compares the total stockholder return on Mariner’s stock since June 14, 2002, with that of: (i) the S & P 500 Index and (ii) an index comprised of companies in Mariner’s peer group consisting of: Manor Care, Inc., Genesis HealthCare Corporation, Beverly Enterprises, Inc., Kindred Healthcare, Inc., Extendicare Inc. and Sun Healthcare Group, Inc.

      The total return calculations set forth below assume $100 invested on June 14, 2002, with reinvestment of any dividends paid up until December 31, 2003. The stock price performance shown below is historical and should not be considered indicative of Mariner’s potential future stock price performance.

Comparison of Cumulative Total Return

Assumes Initial Investment of $100
June 14, 2002 through December 31, 2003

		June 14,	Dec 31, 2002	June 30, 2003	Dec 31, 2003

Mariner	Return %		-52.46	-30.16	406.82
	Cum $	$100.00	$47.54	$33.21	$168.29
S & P 500	Return %		-16.68	11.77	15.14
	Cum $	$100.00	$83.32	$93.13	$107.23
Peer Group Only	Return %		-42.79	24.12	104.29
	Cum $	$100.00	$57.21	$71.01	$145.07
Peer Group + Mariner	Return %		-43.36	20.94	120.52
	Cum $	$100.00	$56.64	$68.50	$151.07

Stockholder Proposals for 2005 Annual Meeting

      Stockholder proposals intended to be presented at Mariner’s 2005 annual meeting of stockholders must be received at Mariner’s principal executive offices within a reasonable amount of time before Mariner begins to print and mail its proxy materials in order to be considered for inclusion in Mariner’s proxy statement relating to its 2005 annual meeting. Section 240.14a-8 of Regulation 14A of the Exchange Act includes specific provisions regarding the process for submitting stockholder proposals to be included in a proxy statement. If a stockholder proposal is not submitted within a reasonable amount of time before Mariner begins to print and mail its proxy materials for the 2005 annual meeting, then it falls outside of this process and may not be presented at the 2005 meeting. Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2005 annual meeting of stockholders, such stockholder must provide written notice of such proposal to Mariner’s corporate secretary at Mariner’s principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to November 30, 2005. However, if the date of the annual meeting is more than 30 days before or more than 60 days after November 30, 2005, notice of a proposal must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Mariner.

      With respect to any proposal not to be included in the proxy statement, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposal if the proposal is considered at the 2005 annual meeting of stockholders, even if the stockholders have not been advised of the proposal and the proposal is not received in a reasonable amount of time before Mariner begins to print and mail its proxy materials. In addition, stockholders must comply in all respects with the rules and regulations of the SEC then in effect and the other procedural requirements of the by-laws.

Other Matters

      You should rely only on the information contained in this proxy statement and the annexes hereto to vote your shares at the annual meeting. Mariner has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October 22, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this document to stockholders is not intended to create any implication to the contrary.

      The board of directors does not intend to bring before the annual meeting of stockholders any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the annual meeting of stockholders by others. If, however, any other matters properly come before the annual meeting of stockholders, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

Where You Can Find More Information

      Mariner files quarterly and annual reports, proxy statements, and other information with the SEC under the Exchange Act. You may read and copy any of the reports, statements, or other information that Mariner has filed with the SEC at the SEC’s public reference room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Mariner’s filings with the SEC are also available to the public from commercial document retrieval services and at the SEC’s website at www.sec.gov, as well as on Mariner’s website at www.marinerhealthcare.com.

      You may request a copy of any of these filings, at no cost, by writing or calling Mariner at the following address or phone number:

Mariner Health Care, Inc.
One Ravinia Drive, Suite 1500
Atlanta, Georgia 30346
Attention: General Counsel
Telephone: (673) 443-7000

ANNEX A-1

AGREEMENT AND PLAN OF MERGER

among
NATIONAL SENIOR CARE, INC.,
NCARE ACQUISITION CORP.
and
MARINER HEALTH CARE, INC.
dated as of
June 29, 2004

Page

ARTICLE I THE MERGER
SECTION 1.1	The Merger	A-1-1
SECTION 1.2	Conversion of Shares	A-1-1
SECTION 1.3	Stock Options; Restricted Stock	A-1-2
SECTION 1.4	Payment of Aggregate Purchase Price	A-1-3
SECTION 1.5	Dissenting Shares	A-1-4
SECTION 1.6	Change in Control Payments	A-1-4
SECTION 1.7	Payment Beneficiaries	A-1-5
SECTION 1.8	Withholding	A-1-5

ARTICLE II THE SURVIVING CORPORATION
SECTION 2.1	Certificate of Incorporation	A-1-5
SECTION 2.2	By-laws	A-1-5
SECTION 2.3	Directors and Officers	A-1-5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
SECTION 3.1	Organization and Qualification	A-1-5
SECTION 3.2	Authority	A-1-6
SECTION 3.3	Conflicts; Non-Contravention	A-1-7
SECTION 3.4	Capitalization	A-1-8
SECTION 3.5	Subsidiaries	A-1-8
SECTION 3.6	Company SEC Filings	A-1-9
SECTION 3.7	Financial Statements	A-1-9
SECTION 3.8	Absence of Certain Changes	A-1-9
SECTION 3.9	Absence of Undisclosed Liabilities	A-1-10
SECTION 3.10	Health Care Facilities; Real Property Owned or Leased	A-1-10
SECTION 3.11	Title to Non-Real Property Assets; Condition of Personal Property	A-1-12
SECTION 3.12	Taxes	A-1-13
SECTION 3.13	Licenses; Compliance with Applicable Law; Health Care Regulation	A-1-14
SECTION 3.14	Accounts Payable/ Accounts Receivable	A-1-18
SECTION 3.15	Contractual and Other Obligations	A-1-18
SECTION 3.16	Compensation	A-1-20
SECTION 3.17	Employee Benefit Plans	A-1-20
SECTION 3.18	Labor and Employment Matters	A-1-22
SECTION 3.19	Insurance	A-1-23
SECTION 3.20	Certain Transactions and Conduct of Business	A-1-24
SECTION 3.21	Intellectual Property	A-1-24
SECTION 3.22	Litigation; Disputes	A-1-24
SECTION 3.23	Computer Software	A-1-25
SECTION 3.24	Finders’ Fees	A-1-25

A-1-i

Page

SECTION 3.25	Changes in Compensation	A-1-25
SECTION 3.26	No Additional Representations	A-1-25

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB
SECTION 4.1	Organization	A-1-25
SECTION 4.2	Authority	A-1-25
SECTION 4.3	Conflicts; Non-Contravention	A-1-25
SECTION 4.4	Ownership	A-1-26
SECTION 4.5	Litigation; Disputes	A-1-26
SECTION 4.6	Finders’ Fees	A-1-26
SECTION 4.7	Financing	A-1-26
SECTION 4.8	Purchaser Ownership of Company Securities	A-1-26
SECTION 4.9	Purchaser Diligence	A-1-26
SECTION 4.10	Solvency of the Surviving Corporation	A-1-26

ARTICLE V COVENANTS OF THE COMPANY
SECTION 5.1	Conduct of the Company	A-1-27
SECTION 5.2	Access to Information	A-1-29
SECTION 5.3	Notices of Certain Events	A-1-29
SECTION 5.4	Certain Filings; Stockholders Meeting; Takeover Statutes	A-1-30
SECTION 5.5	Options	A-1-31
SECTION 5.6	Retention Plan	A-1-31
SECTION 5.7	Financial Reports and Taxes	A-1-31
SECTION 5.8	Cooperation as to Real Property Matters	A-1-31
SECTION 5.9	No Solicitations	A-1-32
SECTION 5.10	Bankruptcy Matters	A-1-33
SECTION 5.11	Restricted Agreements	A-1-33

ARTICLE VI COVENANTS OF PURCHASER
SECTION 6.1	Conduct of the Purchaser	A-1-33
SECTION 6.2	Notices of Certain Events	A-1-33
SECTION 6.3	Purchaser Financing	A-1-34
SECTION 6.4	Director and Officer Liability	A-1-34
SECTION 6.5	Employee Policies	A-1-35
SECTION 6.6	Bankruptcy Matters	A-1-35
SECTION 6.7	Solvency of the Surviving Corporation	A-1-35

ARTICLE VII COVENANTS OF PURCHASER AND THE COMPANY
SECTION 7.1	Commercially Reasonable Best Efforts; HSR Matters	A-1-36
SECTION 7.2	Public Disclosure	A-1-37
SECTION 7.3	Further Assurances	A-1-37

A-1-ii

Page

ARTICLE VIII CONDITIONS TO THE MERGER
SECTION 8.1	Conditions to the Obligations of Each Party	A-1-38
SECTION 8.2	Conditions to the Obligations of Purchaser and Merger Sub	A-1-39
SECTION 8.3	Conditions to the Obligations of the Company	A-1-41

ARTICLE IX TERMINATION
SECTION 9.1	Termination	A-1-41
SECTION 9.2	Effect of Termination	A-1-43

ARTICLE X MISCELLANEOUS
SECTION 10.1	Notices	A-1-46
SECTION 10.2	Survival	A-1-47
SECTION 10.3	Expenses	A-1-47
SECTION 10.4	Invalidity	A-1-47
SECTION 10.5	Successors and Assigns	A-1-47
SECTION 10.6	Governing Law	A-1-48
SECTION 10.7	Counterparts	A-1-48
SECTION 10.8	Entire Agreement; Amendments	A-1-48
SECTION 10.9	Knowledge and Notices	A-1-48
SECTION 10.10	Certain Rules of Construction	A-1-48
SECTION 10.11	Specific Performance	A-1-49
SECTION 10.12	Representations and Warranties and Company Disclosure Schedule	A-1-49

A-1-iii

LIST OF DEFINED TERMS

“2002 Plan”	1.3(a)
“2003 Plan”	1.2(a)
“Accreditation Body”	3.13(d)(i)
“Acquisition Proposal”	5.9(a)
“Acquisition Transaction”	5.9(a)
“Aggregate Deferred Restricted Stock Price”	1.3(b)
“Aggregate Option Price”	1.3(a)
“Aggregate Purchase Price”	1.3(b)
“Aggregate Stock Price”	1.2(a)
“ALTA”	3.10(b)
“Alternative Structure”	8.2(c)(iii)
“Ancillary Businesses”	3.13(f)
“Bankruptcy Orders”	3.3
“Benefit Plans”	3.17(a)
“Bring Down Opinion”	8.3(d)
“Business”	Preamble
“CERCLA”	3.13(d)(iv)
“Certificate of Need”	3.13(d)(ii)
“Change of Control Payment”	1.6
“Charter Documents”	3.1
“Closing”	1.1(b)
“Closing Date”	1.1(b)
“Code”	1.8
“Common Stock”	1.2(a)
“Company 10-K”	3.6(a)
“Company 10-Q”	3.6(a)
“Company Break-Up Fee”	9.2(g)(ii)
“Company Disclosure Schedule”	Article III
“Company Material Adverse Change”	3.1
“Company Material Adverse Effect”	3.1
“Company Plan of Reorganization”	3.3
“Company Representatives”	5.9(a)
“Company SEC Filings”	3.6(a)
“Company Securities”	3.4
“Company Stockholders Meeting”	5.4(a)
“Company Subsidiary Securities”	3.5
“Company”	Preamble
“Company’s Board”	1.3(a)
“CON”	3.13(d)(ii)
“Confidentiality Agreement”	5.2(b)
“consistent with past practice”	10.11(c)
“Corporate Integrity Agreement”	3.13(d)(iii)
“Costs”	6.4(a)

A-1-iv

“Covered Acquisition Transaction”	9.2(g)(iv)
“CSFB”	4.6
“Debt Commitment Letter”	6.3
“Debt Satisfaction”	7.3(d)
“Deferred Restricted Stock”	1.3(b)
“defined benefit plan”	3.17(c)
“defined contribution plan”	3.17(d)
“Effective Time”	1.1(b)
“employment loss”	3.18(c)
“Encumbrance”	3.10(b)
“End Date”	9.1(b)
“Environmental Laws”	3.13(d)(iv)
“Environmental Liabilities and Costs”	3.13(e)
“Equity Commitment Letter”	4.7
“ERISA”	3.17(a)
“Exchange Act”	3.3
“Exchange Agent”	1.4(a)
“Facilities”	3.10(a)
“Facility”	3.10(a)
“filed”	3.6(a)
“filings”	3.6(a)
“Financial Advisor”	3.2(d)
“Financial Statements”	3.7
“Financing Schedule”	4.7
“GAAP”	3.7
“GCL”	1.1(a)
“Global Settlement”	3.13(d)(v)
“golden parachute”	3.15(a)(viii)
“Governmental Authority”	3.13(d)(vi)
“Governmental Agreements”	3.13(b)
“Hazardous Material”	3.13(d)(vii)
“HIPAA”	3.13(i)
“HSR Act”	3.3
“in the ordinary course of business”	10.10(c)
“Income Tax Return”	3.12(f)
“Income Taxes”	3.12(g)
“Indemnified Parties”	6.4(a)
“Intellectual Property”	3.21(d)
“knowledge”	10.9
“Land Use Requirement”	8.2(c)(ii)
“LC”	9.2(c)(i)
“LC Issuer”	9.2(c)(i)
“LC Proceeds”	9.2(c)(i)
“Lease”	3.10(c)
“Leased Real Property”	3.10(a)

A-1-v

“Leases”	3.10(c)
“Legal Requirement”	3.13(d)(viii)
“Lenders Fee Title Properties”	3.10(b)
“License”	3.13(d)(ix)
“Linked Property”	8.2(c)(i)
“Listed Executives”	3.25
“mass layoff”	3.18(c)
“Major Equipment Leases”	3.15(a)(i)
“Managed Real Property”	3.10(a)
“Material Benefit Cost Increase”	6.5
“Material Contracts”	3.15(a)
“Medicaid”	3.13(d)(x)
“Medicare”	3.13(d)(xi)
“Merger”	1.1(a)
“Merger Certificate”	1.1(b)
“Merger Consideration Fund”	1.4(d)
“Merger Sub”	Preamble
“Monthly Financials”	5.7
“multiemployer plan”	3.17(c)
“NOLs”	8.2(a)
“Noticed Actions”	3.13(a)
“off balance sheet arrangement”	3.7
“Omega Encumbrances”	3.5
“Option Price”	1.3(a)
“Options”	1.3(a)
“OSHA”	3.13(h)
“Other Taxes”	3.12(g)
“Other Tax Return”	3.12(f)
“Owned Real Property”	3.10(a)
“Permits”	3.13(d)(xii)
“Permitted Ancillary Lease”	3.10(b)
“Permitted Awards”	5.5
“Permitted Encumbrances”	3.10(b)
“Person”	1.4(e)
“plant closing”	3.18(c)
“PBGC”	3.17(h)
“PL/ GL”	3.13(a)
“Preferred Stock”	3.4
“Programs”	3.13(d)(xiii)
“prohibited transaction”	3.17(a)
“Provider Agreements”	3.13(d)(xvi)
“Proxy Statement”	5.4(a)
“Purchaser Break-Up Fee and Expense Reimbursement”	9.2(g)(i)
“Purchaser Expenses”	9.2(g)(iii)
“Purchaser”	Preamble

A-1-vi

“RCRA”	3.13(d)(iv)
“Real Property”	3.10(a)
“Reimbursement Source Obligations”	3.13(d)(xv)
“reportable event”	3.17(j)
“Restricted Agreements”	5.11
“Restricted Stock”	1.3(b)
“Retention Plan”	5.6
“SEC”	3.6(a)
“Securities Act”	3.6
“Senior Credit Facility”	3.4
“Shares”	1.2(a)
“Significant Suppliers”	3.15(c)
“Stock Price”	1.2(a)
“Structural Assumptions”	4.7
“Structural Documents”	6.3
“Subsequent Transactions”	7.3(b)
“Subsidiary”	3.1
“Superior Proposal”	9.1(i)
“Surviving Corporation”	1.1(a)
“Takeover Statute”	3.2(b)
“Tax Return”	3.12(a)
“Taxes”	3.12(g)
“Taxing Authority”	3.12(h)
“Third Party Payor Program”	3.13(d)(xvi)
“Third Party Payors”	3.13(d)(xvii)
“transactions contemplated by this Agreement”	10.10(a)
“Voting Agreement”	3.2(b)
“WARN”	3.18(c)

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AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER dated as of the 29th day of June, 2004, by and among MARINER HEALTH CARE, INC., a Delaware corporation (the “Company”), NATIONAL SENIOR CARE, INC., a Delaware corporation (“Purchaser”) and NCARE Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Purchaser (“Merger Sub”).

      WHEREAS, the Company’s subsidiaries are engaged in the ownership and operation of a portfolio of skilled nursing facilities, long-term acute care hospitals and other health care facilities and related activities (such activities being hereinafter referred to as the “Business”); and

      WHEREAS, the Boards of Directors of Purchaser, Merger Sub and the Company have approved this Agreement and the Merger (as defined below).

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER

      SECTION 1.1     The Merger. (a) At the Effective Time (as defined in subsection (b) below), Merger Sub shall be merged (the “Merger”) with and into the Company in accordance with Sections 251(a), (b) and (c) of the General Corporation Law of the State of Delaware (the “GCL”), whereupon the separate existence of Merger Sub shall cease and the Company shall be the surviving corporation (the “Surviving Corporation”).

      (b) The Merger shall become effective at the time and on the date on which a Certificate of Merger meeting the requirements of Sections 103 and 251(c) of the GCL (the “Merger Certificate”) is filed with the Secretary of State of the State of Delaware or, if later, the date specified in the Merger Certificate (the “Effective Time”). The Certificate of Merger shall be submitted for filing concurrently with the Closing of the Merger (the “Closing”). The Closing shall take place at the offices of Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York, at 10:00 a.m. on the date which is five (5) business days after the satisfaction or, to the extent permitted hereby, waiver of all conditions to the Merger, other than those conditions that by their nature are to be fulfilled at the closing, but subject to the satisfaction or waiver of such conditions (the “Closing Date”), or on such other date or at such other place as the parties may agree.

      (c) From and after the Effective Time, the Surviving Corporation shall possess all the assets, rights, privileges, powers and franchises and be subject to all of the liabilities, restrictions, disabilities and duties of the Company and Merger Sub, all as provided under the GCL.

      SECTION 1.2     Conversion of Shares. At the Effective Time:

(a) Each share of common stock, $.01 par value per share (the “Common Stock”) of the Company outstanding (including Restricted Stock (as defined below) under the Company’s 2003 Outside Directors’ Stock Incentive Plan (the “2003 Plan”), vested at the Effective Time pursuant to Section 1.3(b), the issuance of which has not been deferred), but excluding (i) shares of such Common Stock as to which appraisal rights are timely and properly perfected and not withdrawn prior to the Effective Time, (ii) shares of Common Stock covered by clause (b) below and (iii) Restricted Stock under the 2003 Plan as to which issuance remains deferred immediately prior to the Effective Time (such outstanding Common Stock of the Company other than the shares referred to in clauses (i), (ii) and (iii) of this Section 1.2(a) being referred to as the “Shares”), shall be converted automatically into the right to receive $30.00 (Thirty Dollars and 00/100) in cash per Share (such price per Share being referred to as the “Stock Price” and the Stock Price multiplied by such Shares being referred to as the “Aggregate Stock Price”) payable, without interest, in the manner provided in Section 1.4, to the holder of such Shares, upon surrender of (1) the certificate that formerly evidenced such Shares or (2) book-entry Shares. All Shares converted pursuant to this Section 1.2(a)

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shall, from and after the Effective Time, no longer be outstanding and shall automatically be cancelled and retired and cease to exist, and each holder thereof shall cease to have any rights with respect thereto, except the right to receive the Stock Price.

(b) Each share of Common Stock that is held by the Company as treasury stock or owned by Purchaser or any subsidiary of Purchaser immediately prior to the Effective Time shall be cancelled, retired and cease to exist and no payment shall be made with respect thereto.

(c) Each share of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of Common Stock of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

      SECTION 1.3     Stock Options; Restricted Stock.

      (a) All options to acquire Common Stock outstanding immediately prior to the Effective Time (the “Options”) under the Company’s 2002 Stock Incentive Plan (the “2002 Plan”), whether or not then exercisable, shall (by all necessary and appropriate action which shall be taken by the Board of Directors of the Company (the “Company’s Board”) or such appropriate committee or committees thereof) be canceled at the Effective Time and each holder of an Option shall (i) be entitled to receive therefor an amount in cash equal to the excess, if any, of the Stock Price over the per share exercise price of such Option, multiplied by the total number of shares of Common Stock subject to such Option (the “Option Price” for each such Option and the aggregate amount so payable with respect to all Options being referred to as the “Aggregate Option Price”), without interest, in the manner provided in Section 1.4, to the holder of such Option, upon surrender of the agreement representing the applicable Option, in full settlement of the Company’s (and the Surviving Corporation’s) obligations under each such Option, or (ii) to the extent that the per share exercise price of any Option equals or exceeds the Stock Price, at the Effective Time, not receive or be entitled to receive any consideration from Purchaser, Merger Sub or the Surviving Corporation in respect of such Option. Each Option shall after the Effective Time, represent for all purposes, only the right to receive the cash consideration, if any, therefor contemplated by this Section 1.3(a).

      (b) All Restricted Stock awarded prior to the Effective Time (the “Restricted Stock”) under the 2003 Plan shall (by all necessary appropriate action which shall be taken by the Company’s Board or such committee or committees thereof) be fully vested at the Effective Time. All Restricted Stock that remains deferred at the Effective Time (the “Deferred Restricted Stock”) shall be cancelled and the holder thereof shall be entitled to receive, in lieu thereof, an amount equal to the Stock Price multiplied by the number of shares of Common Stock subject to such Restricted Stock award (the “Deferred Restricted Stock Price” for each such award and the aggregate amount so payable with respect to all Deferred Restricted Stock awards being referred to as the “Aggregate Deferred Restricted Stock Price”), payable, without interest, in the manner provided in Section 1.4 to each holder of the Deferred Restricted Stock, upon surrender of the award representing the Deferred Restricted Stock. Each share of Deferred Restricted Stock shall, after the Effective Time, represent for all purposes, only the right to receive the cash consideration contemplated by this Section 1.3(b). The sum of the Aggregate Stock Price, the Aggregate Option Price and the Aggregate Deferred Restricted Stock Price is being referred to as the “Aggregate Purchase Price.”

      (c) The Company shall deliver to Purchaser, at least ten days prior to the Closing Date, updated lists of (i) the holders of Options, indicating the number of Options held by each holder thereof and the exercise price, expiration date and exercisability of such Options, and (ii) the holders of Restricted Stock and Deferred Restricted Stock, indicating, with respect to both items, as applicable, the number of shares of Common Stock subject to each award held by each holder thereof, whether such Restricted Stock is issued and outstanding or the issuance thereof has been deferred, the vesting schedule thereof and the forfeiture date thereof.

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      SECTION 1.4     Payment of Aggregate Purchase Price.

      (a) Prior to the Effective Time, Purchaser shall designate a bank or trust company, reasonably acceptable to, and on terms approved by the Company, to act as exchange agent (“Exchange Agent”) for the payment of the Aggregate Purchase Price to stockholders of the Company, holders of Options and holders of Deferred Restricted Stock, entitled to payment thereof pursuant to Sections 1.2(a), 1.3(a) and 1.3(b) hereof, respectively. Immediately prior to the Effective Time, Purchaser shall deposit, or cause to be deposited, by wire transfer in immediately available funds, in trust with the Exchange Agent, in cash, the Aggregate Purchase Price. Promptly after the Effective Time but in no event more than five (5) business days after the Effective Time, Purchaser will send, or will cause the Exchange Agent to send, to each holder of Shares, Options or Deferred Restricted Stock, as the case may be, at the Effective Time a letter of transmittal applicable to the Shares, Options or Deferred Restricted Stock, as the case may be, held by such holder for use in exchanging such holder’s Shares, Options or Deferred Restricted Stock, as the case may be, for the consideration payable with respect to the Shares, Options or Deferred Restricted Stock held by such holder, as the case may be, pursuant to Sections 1.2(a), 1.3(a) and 1.3(b) hereof, as appropriate (which shall be in form and substance satisfactory to the Purchaser and which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates representing Shares or other documentation representing such Options or Deferred Restricted Stock awards, as the case may be, to the Exchange Agent).

      (b) Each holder of Shares, Options and Deferred Restricted Stock that have been converted into a right to receive the appropriate consideration as set forth in Sections 1.2(a), 1.3(a) and 1.3(b) hereof, upon surrender to the Exchange Agent of: (i) a certificate or certificates representing such Shares, or, in the case of Shares represented by a book-entry position, transmission of an agents’ message to the Exchange Agent in connection with the book-entry Shares to be surrendered; (ii) an agreement representing the Options to be surrendered; or (iii) an award representing the Deferred Restricted Stock to be surrendered, will be entitled to receive, in exchange therefor, cash which such holder has the right to receive pursuant to Sections 1.2(a), 1.3(a) or 1.3(b) hereof, as applicable, in the form of a check to be mailed (or made available by hand if so elected by the surrendering holder of a Share, Option or Deferred Restricted Stock, provided that payment by hand is permissible by the Exchange Agent) to such holder. The certificate or certificates for Shares, the electronic position for book-entry Shares, the agreement representing the Option or award representing Deferred Restricted Stock, as the case may be, so surrendered shall be cancelled and the holder thereof shall receive the appropriate consideration therefor.

      (c) After the Effective time there shall be no further registration of transfers of Shares. If after the Effective Time, certificates representing Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided for, and in accordance with the procedures set forth, in this Section.

      (d) All monies delivered by Purchaser to the Exchange Agent (the “Merger Consideration Fund”) shall be invested by the Exchange Agent as set forth in an Exchange Agent Agreement between the Company and the Exchange Agent (so long as such directions do not impair the rights of the holders of Shares) in direct obligations of the United States of America, obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, commercial paper rated of the highest quality by Moody’s Investors Service Inc. or Standard & Poor’s Corporation or certificates of deposit issued by a commercial bank having combined capital, surplus and undivided profits aggregating at least $500,000,000 (provided that no such investment made prior to the thirtieth day after the Effective Time shall mature more than seven (7) days after such investment is made), and any net earnings with respect thereto shall be paid to the Surviving Corporation as and when requested by the Surviving Corporation, provided that, subject to Section 1.4(e), at all times funds sufficient for the payment of the Stock Price, Options Price and Deferred Restricted Stock Price, in accordance with the provisions hereof shall be available to the Exchange Agent.

      (e) Any portion of the Merger Consideration Fund made available to the Exchange Agent pursuant to Sections 1.4(a) and that remains unclaimed by the holders of Shares, Options or Deferred Restricted Stock, 24 months after the Effective Time shall be returned to Purchaser, upon demand, and any such

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holder that has not exchanged such holder’s Shares, Options or Deferred Restricted Stock in accordance with this Section 1.4 prior to that time shall thereafter look only to Purchaser to exchange such Shares, Option or Deferred Restricted Stock. Notwithstanding the foregoing, Purchaser shall not be liable to any holder of Shares, Options or Deferred Restricted Stock for any amount paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of Shares, Options or Deferred Restricted Stock three (3) years after the Effective Time (or such earlier date prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of Purchaser, free and clear of any claims or interest of any Person previously entitled thereto. For purposes of this Agreement, “Person” means an individual, a corporation, a company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

      (f) In the event that any certificates evidencing Shares shall have been lost, stolen or destroyed, the Exchange Agent shall pay, in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, the Stock Price related to the Shares represented by such certificates; provided, however, that Purchaser may, in its discretion and as a condition precedent to the payment of the Stock Price, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as Purchaser may reasonably direct as indemnity against any claim that may be made against Purchaser, the Surviving Corporation or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

      (g) If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares (other than upon the exercise of Options), or any similar transaction, or any stock dividend thereon with a record date during such period, the Aggregate Purchase Price shall be appropriately adjusted to provide the holders of Shares, Options or Deferred Restricted Stock the same economic effect as contemplated by this Agreement prior to such event.

      SECTION 1.5     Dissenting Shares. Notwithstanding Section 1.2, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with the GCL shall not be converted into a right to receive the Stock Price unless such holder fails to perfect or withdraws or otherwise loses his right to appraisal. If after the Effective Time such holder fails to perfect or withdraws or loses his right to appraisal, such Shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Stock Price. The Company shall give Purchaser prompt notice of any demands received by the Company for appraisal of Shares, and Purchaser shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Purchaser, make any payment with respect to, or settle or offer to settle, any such demands. Purchaser shall be responsible for any and all payments required to be made with respect to Shares for which the holder thereof has perfected (and not withdrawn) his dissenter’s rights, as well as the costs and expenses of all proceedings relating to the adjudication and/or settlement thereof, subject to Purchaser’s right to enforce the closing condition set forth in Section 8.2(e) hereof with respect to the maximum permissible number of Shares which may be the subject of perfected appraisal rights.

      SECTION 1.6     Change in Control Payments. Immediately prior to the Effective Time, Purchaser shall deposit, or cause to be deposited, by wire transfer in immediately available funds, in trust with the Company, in cash, an amount sufficient to satisfy all Change of Control Payments (as defined below), which are due and payable at the Closing. Purchaser shall pay or cause the Surviving Corporation to pay each employee of the Company listed on Schedule 1.6 of the Company Disclosure Schedule who, by reason of the consummation of the Merger, is entitled to receive a payment of compensation from the Company pursuant to an agreement or arrangement existing on the date hereof (a “Change in Control Payment”) the amount to which he or she is entitled pursuant to such agreement or arrangement. The Surviving Corporation will make all such Change of Control Payments at the Effective Time (unless,

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pursuant to Schedule 1.6 of the Company Disclosure Schedule or the terms and conditions of such agreement or arrangement, such payment is due at a later time, in which event, the applicable Change of Control Payment will be made at such later time, in each case upon satisfaction of the conditions to such payment set forth in Schedule 1.6 of the Company Disclosure Schedule or the terms and conditions of such agreement or arrangement).

      SECTION 1.7     Payment Beneficiaries. The provisions of Sections 1.3(a) and (b) and Section 1.6 hereof are intended to be for the benefit of, and will be enforceable by, each employee of the Company entitled to receive a payment with respect to an Option, payment in consideration of Deferred Restricted Stock or a Change of Control Payment, and his or her heirs and his or her representatives.

      SECTION 1.8     Withholding. The Surviving Corporation shall be entitled to deduct and withhold from the amounts payable pursuant to this Agreement to any holder of Shares, Options or Deferred Restricted Stock or Person entitled to a Change in Control Payment such amounts as the Surviving Corporation is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provisions of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such Shares, Options or Deferred Restricted Stock or Person entitled to a Change in Control Payment in respect of which such deduction and withholding was made by the Surviving Corporation.

ARTICLE II

THE SURVIVING CORPORATION

      SECTION 2.1     Certificate of Incorporation. The certificate of incorporation of the Company in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law

      SECTION 2.2     By-laws. The by-laws of the Company in effect at the Effective Time shall be the by-laws of the Surviving Corporation until amended in accordance with applicable law.

      SECTION 2.3     Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company hereby represents and warrants to Merger Sub and Purchaser that, subject to Section 10.12 hereof, except as disclosed anywhere in the Company Disclosure Schedule delivered by the Company to Purchaser simultaneously with the execution and delivery hereof (the “Company Disclosure Schedule”; reference herein and in the Company Disclosure Schedule to the Company shall include all Subsidiaries (as defined below), unless the context otherwise requires):

      SECTION 3.1     Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged. The Company is authorized or qualified to do business and is in good standing in each other jurisdiction in which the character of the property owned, leased or operated by the Company, or the nature of the business or activities conducted by the Company, make such authorization or qualification necessary, except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect (as defined below). The Company Disclosure Schedule sets forth all jurisdictions in which the Company is authorized or qualified to do business. Except for the Subsidiaries listed on the Company Disclosure Schedule, the Company has

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no Subsidiaries, owns no capital stock or other proprietary interest, directly or indirectly, in any other corporation, association, trust, partnership, limited liability company, joint venture or other entity and has no agreement with any person, firm or corporation to acquire any such capital stock or other proprietary interest. The Company has full power, authority and legal right, and all necessary approvals, Permits (as defined below), Licenses (as defined below) and authorizations to own its properties and to conduct the Business; except where the failure to have such approvals, Permits, Licenses or authorizations would not have a Company Material Adverse Effect. The copies of the certificate of incorporation and by-laws of the Company and each of the Subsidiaries (“Charter Documents”) and minute books and stock ledgers of the Company and the Subsidiaries, all of which have been made available to Purchaser, are complete and correct in all material respects (except for the stock ledgers that are complete and correct in all respects), and neither the Company nor any Subsidiaries are in violation of any Charter Documents. As used in this Agreement, a “Subsidiary” of the Company is an entity, whether incorporated or unincorporated, (i) in which the Company owns, directly or indirectly, more than fifty percent (50%) of the securities or other ownership interests having by their terms ordinary voting power to elect more than fifty percent (50%) of the directors or other persons performing similar functions, (ii) in which the Company (or an entity which is otherwise a Subsidiary of the Company) is a general partner, managing member or has similar authority or (iii) the management of the entity in question which the Company (or an entity which is otherwise a Subsidiary of the Company) has the power to direct. Other than the definition of “Company Material Adverse Change” and “Company Material Adverse Effect” in the following sentence, for purposes of this Section 3.1 only, all references to the Company shall be deemed to be references to the Company only and not the Subsidiaries. “Company Material Adverse Change” or “Company Material Adverse Effect,” as the case may be, shall mean any change, effect, event or condition occurring on or prior to November 21, 2004 (i) which, individually or in the aggregate, has had a material adverse effect on the business, results of operations or financial condition or assets of the Company and the Subsidiaries, taken as a whole, or (ii) that could reasonably be expected to prevent or materially delay the Company’s ability to consummate the transactions contemplated hereby; provided, however, that, in no event will any of the following, alone or in combination, constitute a Company Material Adverse Effect or a Company Material Adverse Change: (a) a change in the trading prices of any of the Company’s securities, in and of itself; (b) general economic, political and financial market changes and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on the Company and the Subsidiaries taken as a whole than the effect on similarly situated companies; (c) reductions in regulatory reimbursement rates affecting the Company taking effect after the Effective Time and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on the Company and the Subsidiaries taken as a whole than the effect on similarly situated companies; (d) any effects, changes, events, circumstances or conditions resulting from the announcement or pendency of any of the transactions provided for in this Agreement; (e) any effects, changes, events, circumstances or conditions resulting from compliance by the Purchaser or the Company with the terms of, or the taking of any action specifically required to be taken in, this Agreement; and (f) the effect of any matters specifically disclosed in the Company Disclosure Schedule or in the Company SEC Filings (as defined below) as filed or amended through the date hereof, excluding any disclosures set forth under captions entitled “Risk Factors,” and “Forward-looking Statements” unless the same information is appropriately set forth on the Company Disclosure Statement.

      SECTION 3.2     Authority. (a) The Company has the full legal right, corporate power and authority to enter into this Agreement and the transactions contemplated hereby and to perform its obligations pursuant to the terms of this Agreement, subject to the approval and adoption of this Agreement by the Company’s stockholders and the consents set forth in the Company Disclosure Schedule to consummate the Merger. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

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      (b) At a meeting duly called and held, the Company’s Board unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company and the Company’s stockholders and declared the advisability of the Merger, (ii) approved and authorized this Agreement, the Merger and the other transactions contemplated hereby, (iii) resolved, subject to its fiduciary duties, to recommend approval and adoption of this Agreement and the Merger by the Company’s stockholders and (iv) took all appropriate and necessary action to render any anti-takeover statute or regulation of any jurisdiction, including Section 203 of the GCL (each, a “Takeover Statute”), inapplicable to this Agreement, the Merger and the other transactions contemplated by this Agreement. No other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (other than, with respect to the consummation of the Merger, the approval and adoption of this Agreement by the stockholders of the Company in accordance with the GCL and the filing of the Certificate of Merger in accordance with the GCL). The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve the Merger, approve and adopt this Agreement and in favor of the transactions contemplated hereby.

      (c) The Company has no knowledge of any state anti-takeover or similar statute (other than the Takeover Statute) that is applicable to Purchaser or Merger Sub in connection with the Merger, this Agreement or any of the transactions contemplated hereby or thereby.

      (d) J.P. Morgan Securities, Inc. (the “Financial Advisor”) has delivered to the Company’s Board its written opinion, dated as of the date of this Agreement, that, as of such date and based on the assumptions, qualifications and limitations contained therein, the Stock Price is fair to the holders of Shares from a financial point of view.

      (e) Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”) has delivered to the Company’s Board, its written opinion dated as of the date of this Agreement, as to the matters set forth on Schedule 3.2(e) hereto (the “Initial Opinion”).

      SECTION 3.3     Conflicts; Non-Contravention. Neither the execution, delivery or performance of this Agreement by the Company, nor the consummation of the transactions contemplated hereby, violates or conflicts with any provision of the certificate of incorporation or by-laws of the Company or the equivalent organizational documents of any of the Subsidiaries or any provision of the Joint Plan of Reorganization of the Company confirmed on April 3, 2002 (the “Company Plan of Reorganization”) or any order, stipulation, settlement, ruling, decree or agreement pursuant to or in connection with the bankruptcy proceeding to which the Company was subject (collectively, “Bankruptcy Orders”) or assuming (a) the filing of a Certificate of Merger, (b) compliance with applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, (c) compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”); (d) compliance with Legal Requirements relating to Licenses and Permits with respect to the Facilities (as such terms are defined below); and (e) the approval and adoption of this Agreement by the stockholders of the Company in accordance with the GCL, violates or conflicts with, any statute, ordinance, regulation, order, judgment or decree of any court or Governmental Authority (as defined below), or violates or conflicts with or will result in any breach of any of the terms of or constitute a default (or any event which, with notice or lapse of time or both, would become a default) under or give others any right of termination, amendment, acceleration or cancellation of, result in any payment or other obligation or give others any right to any payment or offer of any payment, or the creation of any lien pursuant to the terms of any contract or agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of the assets of the Company or any Subsidiary is bound, except where the occurrence of any of the foregoing would not result in a Company Material Adverse Effect. Other than (i) the filing of a Certificate of Merger in accordance with the GCL, (ii) compliance with applicable requirements of the Exchange Act and the HSR Act, (iii) compliance with Legal Requirements relating to Licenses issued by a Governmental Authority with respect to the licensure of the Facilities consistent with past practice,

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(iv) other consents and approvals set forth in the Company Disclosure Schedule and (v) approval of the Merger by the Company’s stockholders, no consents, approvals or authorizations of, or filings with, any Governmental Authority or any other person or entity are required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain the required consents, if any, with respect to Licenses, Permits, certificates, contracts, leases and other agreements would not have a Company Material Adverse Effect.

      SECTION 3.4     Capitalization. The authorized capital stock of the Company consists of (a) 80,000,000 shares of Common Stock and (b) 10,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”). As of the date hereof, there are issued and outstanding (a) 20,015,000 shares of Common Stock, including 11,250 Shares subject to Restricted Stock awards the issuance of which has not been deferred, (b) Options to purchase an aggregate of 1,961,060 shares of Common Stock having the respective exercise prices set forth on the Company Disclosure Schedule and (c) 30,000 shares of Common Stock subject to Restricted Stock awards, the issuance of which Restricted Stock has been deferred. None of the Preferred Stock is issued or outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights, except for the issued and outstanding Restricted Stock. Except as set forth in this Section 3.4 there are outstanding (i) no shares of capital stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) no options, warrants, restricted stock awards or other rights to acquire from the Company, and no obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company and (iv) no phantom stock or other derivative rights related to any securities of the Company (the items in clauses (i)-(iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities.

      SECTION 3.5     Subsidiaries. Each Subsidiary of the Company is a corporation, limited liability company or limited partnership duly incorporated, formed or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each Subsidiary has all corporate, partnership or limited liability company, as the case may be, power and all governmental Licenses, Permits, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation, partnership or limited liability company, as the case may be, and in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or be in good standing or possess governmental Licenses, Permits, authorizations, consents and approvals would not have a Company Material Adverse Effect. Except as set forth in the Company Disclosure Schedule, all of the outstanding capital stock of each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Encumbrance, except for (i) Encumbrances in connection with the Company’s current senior credit facility (the “Senior Credit Facility”) and mortgages obtained from Omega Healthcare Investors, Inc. (the “Omega Encumbrances”), and (ii) such other Encumbrances as would not have a Company Material Adverse Effect. The Company Disclosure Schedule sets forth, for each Subsidiary, the outstanding capital stock, jurisdiction of incorporation and all jurisdictions in which it is qualified to do business as a foreign corporation. There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company, or (ii) options or other rights to acquire from the Company or any of its Subsidiaries, and no other obligation of the Company or any of its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary of the Company (the items in clauses (i) and (ii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Company Subsidiary Securities.

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      SECTION 3.6     Company SEC Filings. (a) The Company has made available to Purchaser (i) the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003 (the “Company 10-K”), (ii) its quarterly report on Form 10-Q for its fiscal quarter ended March 31, 2004 (the “Company 10-Q”), (iii) its current reports on Form 8-K filed on March 16, 2004 and May 11, 2004, (iv) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held since January 1, 2003, (v) all registration statements filed under the Securities Act of 1933, as amended (the “Securities Act”), including all prospectuses contained therein or constituting a prospectus thereunder (including under Rule 428 promulgated by the SEC under such act) since January 1, 2002 and any other registration statement that was in effect at any time since January 1, 2002, (vi) all amendments to any of the foregoing and all materials incorporated therein by reference and (vii) all certifications and statements with respect to any of the foregoing required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, and the rules and regulations of the SEC promulgated thereunder (the filings referred to in clauses (i) through (vii) being hereinafter referred to as the “Company SEC Filings”). As used in this Section, the terms “filings” and “filed” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the Securities and Exchange Commission (the “SEC”).

      (b) As of its filing date, each Company SEC Filing complied as to form in all material respects with the requirements of the applicable act and, as of its filing date and in the case of registration statements and prospectuses at all times while available for use by the Company or a selling stockholder, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

      (c) All issued and outstanding Company Securities were offered, issued, sold and delivered by the Company in compliance, in all material respects, with all applicable federal and state laws concerning the issuance of securities.

      (d) Except as set forth on the Company Disclosure Schedule, the Company is not a party to any agreement or commitment obligating it to register under the Securities Act or offer for sale any Company Securities.

      (e) Since January 1, 2002, the Company has made all necessary filings with the SEC required of it under the Exchange Act and other federal securities laws.

      SECTION 3.7     Financial Statements. The audited consolidated financial statements and unaudited condensed consolidated interim financial statements of the Company and its Subsidiaries included in the Company 10-K, the Company 10-Q or other Company SEC Filings referred to in Section 3.6 (collectively, the “Financial Statements”) fairly present in all material respects, in conformity with generally accepted accounting principles in the United States applied on a consistent basis (“GAAP”) (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the balance sheet dates presented and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments. Neither the Company nor any of its Subsidiaries are parties, nor at the respective balance sheet dates in the Financial Statements since the effective date of Item 303 of Regulation S-X promulgated by the SEC, were parties, to any securitization transaction or “off balance sheet arrangement,” as defined in Item 303 of Regulation S-X, other than as described in the Management Discussion and Analysis section of the Company 10-K or Company 10-Q. The Company has made and kept books and records and accounts, which, in reasonable detail, on a consolidated basis, accurately and fairly reflect in all material respects the activities of the Company.

      SECTION 3.8     Absence of Certain Changes. Except as contemplated hereby or as set forth on the Company Disclosure Schedule, subsequent to December 31, 2003 there has not been any Company Material Adverse Change. Except as contemplated hereby or as set forth on the Company Disclosure Schedule, subsequent to December 31, 2003 through the date of this Agreement, there has not been: (a) any sale, transfer, lease, license or disposition of any Facilities or material real property or interests

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therein or material tangible assets or any purchase, acquisition, lease or license of any Facilities or material real property or interests therein, or material tangible assets; (b) any material damage or destruction (whether or not insured) affecting the Facilities; (c) any transaction by the Company outside the ordinary course of business; (d) any declaration or payment of any dividend or distribution in respect of the capital stock, or any direct or indirect redemption, purchase, or other acquisition of any capital stock, of the Company; and (e) any change in accounting methods or practices (including any change in revenue recognition, depreciation or amortization polices or rates) by the Company or any revaluation by the Company of any of its assets.

      SECTION 3.9     Absence of Undisclosed Liabilities. The Company and the Subsidiaries do not have any liabilities or obligations, contingent or otherwise, except (a) liabilities and obligations in the respective amounts reflected on or reserved against in the Company’s consolidated balance sheet as of December 31, 2003 included in the Financial Statements, and (b) liabilities and obligations incurred consistent with past practice since December 31, 2003 which would not be prohibited by this Agreement or which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

      SECTION 3.10     Health Care Facilities; Real Property Owned or Leased.

      (a) Identification of Health Care Facilities. The Company Disclosure Schedule sets forth for each skilled nursing home, long-term acute care hospital and other health care facility and other offices or facilities (each, a “Facility” and collectively the “Facilities”) owned, leased, operated or managed by the Company or its Subsidiaries (i) the facility number or other identification of each Facility, (ii) the street address, and town or city, county and state jurisdiction, (iii) the real property tax or parcel identification number(s) associated with each Facility, (iv) identification as a skilled nursing home, LTAC, office, or other usage, (v) identification as owned in fee, leased from third parties, or managed, (vi) the number of beds for which the facility is licensed, (vii) whether the Facility is located in a state that requires CONs (as defined below) for such Facilities, (viii) the identification of the Subsidiary or Subsidiaries of the Company which own, lease, or manage such Facility and which hold the operating license therefor and (ix) identification of any minority interests, joint ventures, contracts of sale, options, management contracts or other agreements whereby the Company or its Subsidiaries do not have 100% ownership and operation of any Facility. All Facilities owned in fee by the Company or its Subsidiaries are referred to as “Owned Real Property”; all Facilities leased by the Company or its Subsidiaries (other than by the Company to a Subsidiary, or by a Subsidiary to the Company or another Subsidiary) are referred to as “Leased Real Property”; all Facilities operated or managed by the Company or its Subsidiaries that are not currently leased or owned by the Company or its Subsidiaries are referred to as “Managed Real Property”; and the Owned Real Property, the Leased Real Property and the Managed Real Property are collectively referred to as the “Real Property.” The Real Property includes all interests in real property necessary to conduct the Business and other operations of the Company and the Subsidiaries consistent with past practice. Schedule 3.10(b) of the Company Disclosure Schedule lists certain real property which are non-operating assets of the Company and are referred to herein as “Other Real Property”.

      (b) Owned Real Property. With respect to each Owned Real Property: (i) the Company or a Subsidiary (as the case may be) has insurable indefeasible fee simple title to such Owned Real Property, free and clear of all Encumbrances, except Permitted Encumbrances (as such terms are defined below), (ii) except for Permitted Encumbrances or as otherwise set forth in the Company Disclosure Schedule, the Company or such Subsidiary has not leased, licensed or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof, other than the Company’s or such Subsidiaries’ respective patients, employees and contractors in such capacity only; and (iii) except as otherwise set forth in the Company Disclosure Schedule, other than the right of Purchaser pursuant to this Agreement, there are no outstanding agreements, contracts, options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof, or any air or development rights or other interest therein. To the knowledge of the Company, the Company and the Subsidiaries have not transferred any air or development rights relating to any of the Owned Real Property. Except as otherwise set forth in the Company Disclosure Schedule, neither the Company nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein. American Land Title Association

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(“ALTA”) policies of title insurance (or marked title insurance commitments having the same force and effect as title insurance policies) have been issued by national title insurance companies insuring the interest of the lender under our Senior Credit Facility on December 19, 2003 to each of the Owned Real Property in the manners set forth therein (the “Lender’s Fee Title Policies”), and, to the knowledge of the Company, such Lender’s Fee Title Policies are valid and in full force and effect and no claim has been made under any such policy. The Company has made available to Purchaser true and complete copies of all Lender’s Fee Title Policies, if any, in the possession of the Company.

      The term “Encumbrance” means any mortgage, deed of trust, deed to secured debt, lien, security interest, security agreement, conditional sale, installment sale or other title retention agreement, limitation, pledge, option, charge, assessment, restrictive agreement, restriction, encumbrance, adverse interest, charge, restriction on transfer or otherwise, or any exception to or defect in title or other ownership interest (including reservations, rights of way, possibilities of reverter, encroachments, easements, rights of entry, covenants, conditions, leases and licenses), but excepting standard ALTA exceptions.

      The term “Permitted Encumbrances” shall mean with respect to each Real Property or other assets of the Company: (A) as to the Owned Real Property only, the Encumbrances set forth in the Lender’s Fee Title Policies; (B) as to the Leased Property only, Encumbrances existing as of the date hereof (C) real estate Taxes, assessments and other governmental levies, fees or charges imposed with respect to such real property that are not due and payable as of the Effective Time, or that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP; (D) the Leases (as defined below); (E) any Permitted Ancillary Lease (as defined below), (F) zoning, building codes and other land use Legal Requirements regulating the use or occupancy of such real property or the activities conducted thereon that are imposed by any Governmental Authority (as defined below) having jurisdiction over such real property provided same are either (1) not violated by the existing structures on or use of such real property or (2) if violated, such non-conforming structures or uses are “grandfathered” and allowed under applicable law; (G) easements, covenants, conditions, restrictions and other similar matters of record or as set forth on the Company Disclosure Schedule (H) Encumbrances securing the Senior Credit Facility and the Omega Encumbrances (each as defined below) set forth on the Company Disclosure Schedule; (I) encumbrances for warehousemen, mechanics and materialmen and other similar statutory encumbrances incurred in the ordinary course of business consistent with past practice; (J) rights of current patients and residents to occupy or possess their residence in the Company’s skilled nursing facilities, assisting living facilities, independent living facilities and long-term acute care facilities (which shall not include rights of any so-called “life care” patients or residents); and (K) rights of owners of leased personal property. “Permitted Ancillary Lease” means a short term lease or sub-lease of a non material portion of an operational Facility, in any event such portion not to exceed 5,000 square feet, to a third party to facilitate the provision of services by such third party at such Facility related or reasonably incident to the primary business of the owner, lessee, or sublessee, as applicable, entered into in the ordinary course of business, having a term of no longer than one year, provided that such lease may be renewed with the consent of Purchaser (which consent shall not be unreasonably withheld) at the end of the initial one year term for additional one year terms and other non-material leases of a portion of the real estate on which a Facility is situated that do not interfere with the operations of the Facility.

      (c) Leased Real Property. The Company Disclosure Schedule sets forth a true and complete list of all leases as same may have been amended, extended or renewed (each such lease, together with such respective associated documents, being a “Lease” and, collectively, the “Leases”) for all Leased Real Property (including the date and name of the parties to such Lease document). The Company has made available or delivered to Purchaser a true and complete copy of each such Lease document. With respect to each of the Leases, except as otherwise set forth on the Company Disclosure Schedule and except as would not have a Company Material Adverse Effect: (i) such Lease is valid, binding, enforceable and in full force and effect except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity); (ii) the Company’s or Subsidiary’s possession and quiet enjoyment of the

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Leased Real Property under such Lease has not been disturbed, and, to the knowledge of the Company, there are no disputes with respect to such Lease; (iii) neither the Company nor, to the knowledge of the Company, any Subsidiary has received written notice that the Company or such Subsidiary is in breach or default under such Lease, and the Company has no knowledge of any state of facts which with notice or lapse of time or both would constitute such a breach or default, and neither the Company nor any Subsidiary has sent a notice of default to any third party under any Lease; (iv) neither the Company nor any Subsidiary has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof, other than Permitted Ancillary Leases and residency by the Company’s or any Subsidiaries’ respective patients or residents in such capacity only and in the ordinary course of business; (v) neither the Company nor any Subsidiary has granted or entered into any so called “life care agreements” that are currently in effect; (vi) neither the Company nor any Subsidiary has mortgaged, collaterally assigned or granted any other security interest in such Lease or any interest therein; (vii) all rent due and owing by the Company or any Subsidiary under such Lease from and after May 13, 2002 has been paid in full; (viii) neither the Company nor, to the Company’s knowledge, any Subsidiary has received any written notice to the effect that such Lease will not be renewed at the termination of the term thereof or that any such Lease will be renewed only at a substantially higher rent; and (ix) to the knowledge of the Company, the full security deposit required under such Lease continues to be held by the landlord thereunder.

      (d) Provisions Affecting all Real Property. With respect to this Section 3.10(d), except as would not result in a Company Material Adverse Effect: all structural, mechanical and other physical systems, including but not limited to heating, ventilating, air conditioning, plumbing, electrical, mechanical, parking, sewer and drainage systems at each Facility are in working condition. All water, sewer, gas, electric, telephone, drainage and other utilities required for use and operation of each Facility are connected to municipal or public utility services and are adequate to service the operation of the Business and the other operations conducted at each Facility. To the knowledge of the Company, each parcel of Real Property has direct access (or a valid easement allowing it access) to a public street adjoining such parcel of Real Property, and such access is not dependent on any land or other real property interest that is not included in such parcel of Real Property. Neither the Company nor any Subsidiary has received written notice from any Governmental Authority or other entity having jurisdiction over the Real Property or any portion thereof describing the violation of any Legal Requirements relating to Permits or any covenants, conditions, restrictions, easements and other Encumbrances and similar matters affecting such Facility. The Company has obtained all Permits necessary for the operation for its Facilities, all of which are in full force and effect, and neither the Company nor any Subsidiary has received any written notice from any Governmental Authority or other entity having jurisdiction over the Real Property or any portion thereof describing a violation of or threatening a suspension, revocation, modification or cancellation of any Permit. There are no pending, or to the Company’s knowledge, threatened condemnation, fire, health, safety, building, zoning, land use, assessment, or similar proceedings relating to the Facilities. Except for Permitted Encumbrances and other than as set forth in the Company Disclosure Schedule, there are no parties other than the Company or a Subsidiary in possession of any Facilities and there are no sublease, concession, occupancy, license or similar arrangements affecting any Facilities (except for residency at the Facilities by current residents or patients in such capacity only and in the ordinary course of business). Except as set forth in the Company Disclosure Schedule, no construction, improvements, or alterations, the cost of which exceeds $100,000, are in process, under construction, planned or required at any Facilities. No portion of the Real Property or any improvements or buildings thereon has suffered any damage by fire, earthquake, flood or other casualty which has not heretofore been repaired and restored in to operational use and in accordance with applicable Legal Requirements and the requirements of any Lease.

      SECTION 3.11     Title to Non-Real Property Assets; Condition of Personal Property. With respect to assets other than real property, to the knowledge of the Company and except as otherwise set forth on the Company Disclosure Schedule, the Company has good title to the owned assets reflected on the balance sheet set forth in the Financial Statements, subject to the Permitted Encumbrances. Except as otherwise set forth on the Company Disclosure Schedule, the Company leases or owns all non-real property assets

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necessary for use in the operations of the Business as currently conducted, consistent with past practices, other than inventory and supplies which need to be purchased and replenished in the ordinary course of business. All of such non-real property assets necessary for operation of the Facilities are located in the Facilities. All such properties and assets and fixtures and Facility equipment are in working condition and have been maintained and serviced in accordance with the normal practices of the Company, except where the failure to be in working condition or maintained and serviced as described above would not have a Company Material Adverse Effect. At the Effective Time, none of the personal property assets of the Company will be subject to any Encumbrances other than the Permitted Encumbrances. There are no material personal property assets located at any of the Facilities of the Company that are not owned or leased by the Company, except in connection with any Permitted Ancillary Lease. Except as otherwise set forth on the Company Disclosure Schedule, all Major Equipment Leases (as defined below) are in full force and effect and all rent and other charges thereunder due and owing from and after May 13, 2002 have been or will be paid by the Company. To the knowledge of the Company and except as otherwise set forth on the Company Disclosure Schedule, all leases of personal property(other than Major Equipment Leases) used by the Company are in full force and effect and all rent and other charges there under due and owing from and after May 13, 2002 have been paid by the Company except where the failure of such leases to be in full force and effect or failure to pay rent and other charges thereunder would not have a Company Material Adverse Effect.

      SECTION 3.12     Taxes.

      (a) In all material respects, the Company and the Subsidiaries have (i) duly and timely filed (or there has been filed on their behalf) with the appropriate governmental authorities all Income Tax Returns required to be filed by them, (ii) duly and timely paid in full or made provision in accordance with GAAP in the Financial Statements for the payment of all Income Taxes due and owing for all periods or portions thereof ending through the date of such Financial Statements. No material federal or state administrative or court proceedings are presently pending, or to the knowledge of the Company, threatened, with regard to any Income Taxes or Income Tax Returns of the Company or any Subsidiary;

      (b) The Company and the Subsidiaries have (i) duly and timely filed (or there has been filed on their behalf) with the appropriate governmental authorities all federal, state and local Other Tax Returns required to be filed by them and (ii) duly and timely paid in full or made provision in accordance with GAAP in the Financial Statements for the payment of all Other Taxes due and owing for all periods or portions thereof ending through the date of such Financial Statements, except where a failure to make the filings or payments required by clauses (i) and (ii) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

      (c) No federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Other Taxes or Other Tax Returns of the Company or any Subsidiary wherein an adverse determination or ruling in any one such proceeding or in all such proceedings in the aggregate would reasonably be expected to have a Company Material Adverse Effect;

      (d) In all material respects, the Company and the Subsidiaries have complied with all rules and regulations relating to Income Tax information reporting and the payment and withholding of Income Taxes. The Company and the Subsidiaries have complied with all rules and regulations relating to Other Tax information reporting and the payment and withholding of Other Taxes except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

      (e) Neither the Company nor any of the Subsidiaries is a party to any tax sharing, tax indemnity or other agreement or arrangement with respect to Taxes with any entity not included in the Financial Statements most recently filed with the SEC;

      (f) As used in this Agreement, “Tax Return” means any declaration, return, report, schedule, certificate, statement or other similar document (including relating or supporting information) required to be filed or, where none is required to be filed with a Taxing Authority, the statement or other document

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issued by a Taxing Authority in connection with any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax, (ii) “Income Tax Return” means a Tax Return with respect to Income Taxes and (iii) “Other Tax Return” means a Tax Return with respect to Taxes other than Income Taxes;

      (g) As used in this Agreement, “Taxes” means any and all federal, state or local, taxes, rates, levies, assessments and other governmental charges of any kind whatsoever whether imposed directly or through withholding (together with any and all interest, penalties, additions to tax and additional amounts applicable with respect thereto), including income, franchise, premium, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, net worth, excise, withholding, ad valorem and value added taxes, (ii) “Income Taxes” means federal or state taxes imposed on income or profits, of the Company or any of its Subsidiaries determined in whole, in part or in the alternative on such income or profits and (ii) “Other Taxes” means Taxes other than Income Taxes;

      (h) As used in this Agreement, “Taxing Authority” means with respect to any Tax, the Governmental Authority that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision.

      SECTION 3.13     Licenses; Compliance with Applicable Law; Health Care Regulation

      (a) General. Each of the Company and the Subsidiaries has complied with all applicable Legal Requirements necessary to maintain or operate the Facilities except where the failure to so comply would not have a Company Material Adverse Effect. Neither the Company nor any Subsidiary is subject to or has received any written notice of any action, suit, proceeding, hearing, governmental investigation, governmental audit, assessment, charge, complaint, claim, civil monetary penalty, demand or written notice alleging any failure to comply with applicable Legal Requirements necessary to maintain or operate the Facilities (collectively the “Noticed Actions”) except for (i) such Noticed Actions directed to the Company (excluding any Subsidiary) as are not material, (ii) such Noticed Actions applicable to a specific Facility or Subsidiary as individually or in the aggregate would not have a Company Material Adverse Effect; and (iii) professional liability or general liability (“PL/ GL”) claims. Since January 1, 2004, no Company Material Adverse Change has occurred in Programs relating to the Business or with respect to Third Party Payor Programs.

      (b) Health Care Regulatory Compliance. (i) With respect to this Section 3.13(b)(i), except as would not result in a Company Material Adverse Effect: The Company and each Subsidiary have conducted, and are presently conducting, its Facilities and other businesses so as to comply with all Legal Requirements applicable to the conduct of operation of such Facilities and other businesses. The Company and each Subsidiary are in compliance with the statutes and regulations related to fraud, abuse, false claims/statements, referrals and prohibition of kickbacks. The Company and each Subsidiary have complied with all applicable billing policies, procedures, limitations and restrictions of Third Party Payor Programs (as defined below). There are no Reimbursement Source Obligations (as defined below) of the Company and the Subsidiaries other than those recorded or reserved on the Financial Statements. Each cost report and other required claims and filings with Governmental Authorities with respect to Medicare and each state Medicaid program in which they participate, required to be filed by or on behalf of the Company or any Subsidiary prior to the Effective Time, has been or will have been timely prepared and filed in accordance with applicable Legal Requirements. To the Company’s knowledge, all of such filings were, when filed or as amended, true and complete. The Company and each Subsidiary have available for inspection by Purchaser prior to the date of this Agreement each such filing since May 13, 2002.

      (ii) Except as set forth on the Company Disclosure Schedule, each Facility and its related Subsidiary is qualified for participation in the Medicare and Medicaid programs and is a party to Provider Agreements for such programs which are in full force and effect. To the Company’s knowledge, neither the Company, any Subsidiary, nor any current director, executive or Facility manager of the Company or any Subsidiary has been debarred, disqualified, suspended or excluded from any Medicare, Medicaid or any other Third Party Payor Program, including, without limitation, under 42 U.S.C. 1320a-7, or from

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being a health care provider, owner, operator or licensee. The Company and each Subsidiary are in compliance, in all material respects, with the Global Settlement, the Corporate Integrity Agreements (each as defined below) and all consent and settlement orders, and similar agreements (excluding plans of correction) with or imposed by any Governmental Authority (collectively, “Governmental Agreements”), all of which are set forth on the Company Disclosure Schedule. Neither the Company nor any Subsidiary is currently subject to any fines, penalties, or sanctions nor, are any such fines, penalties or sanctions threatened except for such current or threatened fines, penalties or sanctions as would not have a Company Material Adverse Effect.

      (c) Health Care Licensing. With respect to this Section 3.13(c), except as would not result in a Company Material Adverse Effect: (i) The Company and each Subsidiary are in compliance with the terms and conditions of all Licenses and CONs held by them. Without limiting the generality of the foregoing, the facilities, equipment and operations of each Facility of the Company and any Subsidiary satisfies the applicable Legal Requirements relating to facility licensing of the state in which such Facility is located and the Legal Requirements for participation in the Medicare and Medicaid Programs. The Company and each Subsidiary have posted all surety bonds, deposits, and escrows which may be required under any Legal Requirements, Licenses, CONs or any Governmental Agreements. The Company and each Subsidiary have maintained patient deposit funds in escrow or trust accounts in accordance with all Legal Requirements; and (ii) the Company and each Subsidiary has all Licenses and CONs that are required to operate each of their respective Facilities (including, without limitation, those required under any Legal Requirements) consistent with past practice, and all such Licenses issued by an Accreditation Body with respect to the Facilities and Provider Agreements under the Medicare or Medicaid programs are set forth on the Company Disclosure Schedule.

      (d) Definitions Relating to Compliance and Regulation. For purposes of this Agreement, the following definitions shall apply:

(i) “Accreditation Body” shall mean the Centers for Medicare and Medicaid Services, state regulatory agencies responsible for licensure for skilled nursing facilities and long-term acute care hospitals, Medicaid certification and issuance of CONs for skilled nursing facilities and long-term acute care hospitals and with respect to long-term acute care hospitals only, the Joint Commission on Accreditation of Healthcare Organizations.

(ii) “Certificate of Need” or “CON” shall mean the Certificate of Need issued by an Accreditation Body for any Facility of the Company or any Subsidiary that is a nursing Facility for the number of beds listed on such CON and the rights thereunder to operate such beds or other nursing Facility, service or activity subject to a Certificate of Need.

(iii) “Corporate Integrity Agreement” shall mean that certain Corporate Integrity Agreement dated April 3, 2002 by and between the Department of Health and Human Services Office of Inspector General and the Company attached as an exhibit to the Global Settlement and any monitoring agreements between the Company or any Subsidiary and any third party required by the terms of the Corporate Integrity Agreement.

(iv) “Environmental Laws” shall mean all federal, state, and local, statutes, regulations, ordinances, and other provisions having the force or effect of law, all judicial and administrative orders and determinations, and all applicable common law effective prior to or at the Effective Time, including any amendments thereto, concerning pollution or protection of the environment, including, without limitation, all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any Hazardous Materials(as defined below). The term “Environmental Laws” shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. (“CERCLA”) and the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq. (“RCRA”), and their state equivalents or analogs.

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(v) “Global Settlement” refers to the agreement between the Company and the United States pursuant to which the Company reached a settlement with the United States to resolve certain claims or causes of action asserted by the United States arising prior to January 18, 2000.

(vi) “Governmental Authority” means any of the following: (A) the United States of America; (B) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like); (C) any agency, authority or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board, including, without limitation, any Accreditation Body or (D) any other national, federal, state or provincial government or courts and administrative bodies thereof.

(vii) “Hazardous Material” shall mean any hazardous material, hazardous substance, hazardous waste, regulated substance, toxic substance, pollutant, chemical substances or mixtures, medical waste, pesticides, contaminants, petroleum products or byproducts, asbestos, polychlorinated biphenyls, or radiation, that have been or currently are regulated or defined by any Environmental Laws. Notwithstanding the foregoing, the term “Hazardous Material” shall not mean or include (i) standard cleaning, pesticide and maintenance fluids, petroleum products and oil, batteries, equipment and materials in normal quantities customarily used in the ordinary course of business, and in material compliance with applicable Environmental Laws; or (ii) such of the foregoing that may be naturally occurring in the soil or groundwater in, at, under or about any real property.

(viii) “Legal Requirement” shall mean all laws, statutes, ordinances, bylaws, codes, rules, regulations, restrictions, the Corporate Integrity Agreement, and all orders, judgments, decrees and injunctions (including, without limitation, all applicable building, fire, health code, occupational safety and health, zoning, subdivision and other land use, Americans with Disabilities Act, and health care licensing statutes, ordinances, bylaws, codes, rules and regulations), promulgated or issued by any Governmental Authority. Without limiting the generality of the foregoing, the term Legal Requirements includes all Permits and Licenses issued or entered into by any Governmental Authority or any Accreditation Body applicable to the Company or the Subsidiaries.

(ix) “License” shall mean a license or Provider Agreement issued by an Accreditation Body to operate a Facility or provide services or products pursuant to a Program.

(x) “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Sections 1396 et seq.) and any statute succeeding thereto.

(xi) “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Sections 1395 et seq.) and any statute succeeding thereto.

(xii) “Permits” shall mean all permits, licenses (for purposes of this definition the term “license” shall exclude items covered by the defined term “License”), franchises, certificates of occupancy, approvals, registrations, qualifications, rights, variances, permissive uses, accreditations, certificates, certifications, consents, contracts, interim licenses, permits and other authorizations of every nature whatsoever required by, or issued to or on behalf of the Company or any Subsidiary under any Legal Requirements benefiting, relating or affecting the Business or any of the Facilities of the Company or any Subsidiary, or the construction, development, expansion, maintenance, management, use or operation thereof, or the operation of any programs or services in conjunction with the Business or such Facilities and all renewals, replacements and substitutions therefore, required or issued by any Governmental Authority, except for any Accreditation Body or Third Party Payor.

(xiii) “Programs” means any Federal health care program as defined in Section 1128B(h) of the Social Security Act (42 U.S.C. 1320a-7b(f)) or any State health care program as defined in Section 1128B of the Social Security Act (42 U.S.C. 1320a-7(h)).

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(xiv) “Provider Agreements” shall mean all participation, provider, supplier and reimbursement agreements for the benefit of the Company or any Subsidiary in connection with the operation of any of their Facilities relating to any right to payment or other claim arising out of or in connection with the Company’s or such Subsidiary’s participation in any Third Party Payor Program.

(xv) “Reimbursement Source Obligations” means (a) any fees, fines, penalties or civil monetary penalties that have arisen from the Company’s and Subsidiaries’ participation in Medicaid, Medicare or other Third Party Payor Programs; (b) Medicaid, Medicare or Third Party Payor overpayments, recoupments, denial of payment, assessments or any other financial obligations arising from any adjustments or reductions in Medicaid, Medicare or Third Party Payor reimbursement; or (c) all other monetary or non-monetary obligations, sanctions, remedies or liabilities of any kind or nature whatsoever that have arisen from the Company’s or any Subsidiary’s participation in Medicaid, Medicare or Third Party Payor Programs.

(xvi) “Third Party Payor Program” shall mean Medicare, Medicaid and the managed care agreements set forth on the Company Disclosure Schedule.

(xvii) “Third Party Payors” shall mean any Person or Persons that maintain(s) a Third Party Payor Program.

      (e) Environmental. Except as set forth in the Company Disclosure Schedule or in the Company Form 10-K for the year ended December 31, 2003: (i) the assets, properties, businesses and operations of the Company and the Subsidiaries are in compliance with applicable Environmental Laws, except for such non-compliance which has not had a Company Material Adverse Effect; (ii) the Company and the Subsidiaries have obtained and, as currently operating, are in compliance with all Permits necessary under any Environmental Law for the conduct of the business and operations of the Company and the Subsidiaries in the manner now conducted except for such non-compliance which has not had a Company Material Adverse Effect; and (iii) to the knowledge of the Company, neither the Company nor any of the Subsidiaries nor any of their respective assets, properties, businesses or operations has received or is subject to any currently outstanding order, decree, judgment, complaint, agreement, claim, citation, written notice, or proceeding indicating that the Company or any of the Subsidiaries is (a) liable for a violation of any Environmental Law, or (b) liable for any Environmental Liabilities and Costs, where in each case such liability would be material. For purposes of this Agreement, “Environmental Liabilities and Costs” means all damages, penalties, obligations or clean-up costs assessed or levied pursuant to any Environmental Law.

      (f) Ancillary Business Legal Requirements. The Company Disclosure Schedule sets forth all material ancillary businesses conducted by the Company or any Subsidiary, including without limitation, the provision of medical products or services to the Facilities or patients residing in the Facilities (such as durable medical equipment, pharmacy, imaging, respiratory services), personnel related businesses (nurse recruiting and training, personnel staffing) and transportation services (collectively, “Ancillary Businesses”). The Company does not engage in the manufacture, assembly or processing of products. The Company and the Subsidiaries possess or have applied for all material Permits to own and operate such Ancillary Businesses, all of which are conducted in material compliance with Legal Requirements. To the extent that applicable Legal Requirements require personnel with professional licenses to manage or otherwise operate any Ancillary Business (such as pharmacy), the Company and the Subsidiaries utilize such licensed personnel. Neither the Company nor any Subsidiary sells medical products or medical services other than (i) to patients at the Facilities for use while resident at the Facilities and (ii) outpatient rehabilitation conducted at the Facilities.

      (g) Restricted Payments. The Company has not taken any action that would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any law of similar effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee of the Company or any Subsidiary acting for or on behalf of the Company or any Subsidiary, has paid or caused to be paid, in connection with the business of the Company or any of the Subsidiaries: (i) any bribe, kickback, direct or indirect unlawful payment or other similar payment to any

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Governmental Authority or any supplier or agent of any supplier, or (ii) any contribution, payment, gift or entertainment to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by their respective employers or other than in compliance with applicable Legal Requirements).

      (h) OSHA. Except as would not result in a Company Material Adverse Effect, the Company and the Facilities are in compliance with the Occupational Health and Safety Act (“OSHA”) and the Company is not subject to any consent, decree, compliance order, administrative order, or a cooperative compliance plan with respect to and implemented under OSHA.

      (i) HIPAA. Except as would not result in a Company Material Adverse Effect, the Company and the Subsidiaries are in compliance with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and have adopted and filed all compliance plans and policies required thereunder.

      (j) Bankruptcy Proceedings. The Company is in compliance in all material respects with the Company Plan of Reorganization and the Bankruptcy Orders. All of the distributions and payments required to be made under the Company Plan of Reorganization to date have been made, completed and paid in full.

      SECTION 3.14     Accounts Payable/ Accounts Receivable. Since December 31, 2003, the accounts and notes payable and other accrued expenses of the Company are and have been paid in the ordinary course of business in a manner consistent with past practice. All accounts receivable of the Company represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business and since December 31, 2003, are being collected in the ordinary course of business in a manner consistent with past practice, and as to which reserves have been maintained on the Company’s books and records which are adequate in accordance with GAAP and calculated consistent with past practice.

      SECTION 3.15     Contractual and Other Obligations. (a) To the extent not already filed as Exhibits to the Company’s SEC Filings, the Company Disclosure Schedule lists the following contracts and other agreements, to which the Company or any of the Subsidiaries is a party (collectively, the “Material Contracts”).

(i) Equipment Leases. Any agreement (or group of related agreements, including, and as part of, master lease agreements) for the lease of medical equipment, motor vehicles, computers and related devices and, telecommunications equipment, regardless of amount providing for lease payments in excess of One Million Dollars ($1,000,000) per annum (excluding leases which may have been initiated at the Facility level) (collectively referred to as “Major Equipment Leases”).

(ii) National and Blanket Vendor Agreements. Any agreement (or group of related agreements as part of a master purchase arrangement) for the purchase or sale of medical products or services, food, supplies, maintenance or other products or services which provide that the vendor will supply all of the Company’s requirements (or the requirements of a majority of the Facilities) for any category of products or services or grant an exclusive or preferred right to the vendor, regardless of the dollar amount of consideration, and any national group purchasing organizations of which the Company is a member.

(iii) Joint Venture Agreements. Any agreement concerning a partnership, joint venture, limited liability company, corporation or other entity which is not a 100% owned Subsidiary of the Company, including stockholders, operating, joint venture and related management agreements.

(iv) Management Agreements. Any agreement pursuant to which the Company or any Subsidiary manages or operates a Facility not owned or leased by the Company or a Subsidiary, or pursuant to which an unrelated third party manages a Facility which is owned or leased by the Company or any Subsidiary.

(v) Debt Agreements; Mortgages. An agreement (or group of related agreements) under which the Company or any Subsidiary has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which there is imposed an Encumbrance

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on any of the assets of the Company or any Subsidiary, tangible or intangible, in each case for which the indebtedness or obligation is in excess of One Million Dollars ($1,000,000).

(vi) Non-Competition Agreements. Any agreement concerning non-competition or which would restrict the Company or any Subsidiary from engaging in any line of business activity in the health care or medical products or services industries, whether generally or within any geographic territory.

(vii) Related Party Agreements. Any agreement (other than the types of agreements referred to in the following clause (viii)) between the Company or any Subsidiary on the one hand, and any of their directors, officers, executives, key employees or any Person affiliated with such individuals.

(viii) Employment Agreements. Any employment, executive, management, consulting or severance agreement applicable to any individual or current or former employee of the Company or any Subsidiary involving compensation of more than $150,000 per annum or which would require any severance, “golden parachute,” bonus or other compensation of more than $250,000 to be paid in connection with a change in control of the Company, other than those terminable upon reasonable notice without penalty by the Company.

(ix) Incentive Compensation Agreements. Any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, bonus plan or program, or other incentive plan or arrangement for the benefit of its current or former directors, officers, and employees of the Company or its Subsidiaries.

(x) Union Agreements. Any collective bargaining or recognition agreement with any labor organization.

(xi) Acquisition Agreements. Any currently pending agreements relating to (i) the acquisition of the Facilities, real property, capital stock, business or leases of any Person; (ii) the sale or divestiture of any Facility, real property, lease or business unit of the Company or any Subsidiary or the capital stock of any Subsidiary; or (iii) any other sale of material assets of the Company or any Subsidiary outside the ordinary course of business.

(xii) Governmental and Provider Agreements. Any Governmental Agreement and any Medicare or Medicaid Provider Agreement and managed care agreements that the Company believes are material to its business.

(xiii) Lending/ Guaranty Agreements. Any agreement under which the Company or any of the Subsidiaries has advanced or loaned any other Person or guaranteed obligations of any other Person, an amount individual or in the aggregate exceeding One Million Dollars ($1,000,000).

(xiv) License/ Franchise Agreements. Any material license, franchise or other agreement relating to the use of patents, trademarks, copyrights, logos, brand names, business formats, with a third party to which the Company or any Subsidiary is a party.

(xv) Agreements Relating to Securities. Any current or pending agreement relating to the subscription for or issuance of, or repurchase or redemption of, or the registration or transfer of, shares of capital stock of the Company or any Subsidiary, or options, warrants or securities exercisable or convertible therefore.

(xvi) Real Estate Leases. The Leases.

(xvii) Other Material Agreements. Any other agreement (or group of related agreements) which the Company considers material or, regardless of the amount of consideration, pursuant to which the consequences of a default or termination would result in a Company Material Adverse Change.

      (b) The Company has made available or delivered to Purchaser a correct and complete copy of each written agreement (as amended to date) listed on the Company Disclosure Schedule (unless otherwise noted thereon). With respect to each such agreement and except as would not have a Company Material

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Adverse Effect, (i) the agreement is valid, binding and enforceable, and in full force and effect except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity); (ii) the agreement will continue to be legal, valid, binding and enforceable, and in full force and effect following the consummation of the transactions contemplated hereby except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) neither the Company nor any Subsidiary (and, to the knowledge of the Company, no other party) is in breach or default, and to the knowledge of the Company no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (iv) neither the Company nor any Subsidiary (and, to the knowledge of the Company, no other party) has repudiated any provision of the agreement.

      (c) The Company Disclosure Schedule sets forth a complete and accurate list of all Significant Suppliers. For purposes of this Agreement “Significant Suppliers” are the twenty (20) suppliers who supplied the largest amount by dollar volume of products or services, other than professional services, to the Company during the past four (4) fiscal quarters ending on the Interim Balance Sheet Date. Except to the extent set forth on the Company Disclosure Schedule, none of the Company’s Significant Suppliers has canceled or substantially reduced or, to the knowledge of the Company, is currently attempting to cancel or substantially reduce, the supply of products or services to the Company.

      SECTION 3.16     Compensation. (a) Except as set forth in the Company Disclosure Schedule or in the Retention Plan (provided in Section 5.6), the transactions contemplated by this Agreement will not result in any liability for severance, “golden parachute” or bonus payments to any employee or independent contractor of the Company. Except for the Retention Plan and the Options, the Company has not informed any employee or independent contractor providing services to the Company that such person will receive any increase in compensation or benefits or any ownership interest in the Company or the Business in connection with the transactions contemplated by this Agreement.

      (b) Subsequent to December 31, 2003, there have been no increases in the compensation payable or to become payable to any of the employees of the Company and there have been no payments or provisions for any material awards, bonuses, loans, profit sharing, pension, retirement or welfare plans or similar or other disbursements or arrangements for or on behalf of such employees (or related parties thereof), in each case, other than in the ordinary course of business, those to be paid under the Retention Plan, and recent increases to certain executive employees as set forth in the Company Disclosure Schedule. Except for bonuses that may be due to employees of the Company for the current year as set forth in the Company Disclosure Schedule and those to be paid under the Retention Plan, all bonuses heretofore granted to employees of the Company have been paid in full to such employees or accrued on the balance sheets contained in the Financial Statements. The vacation/sick time policy of the Company, including as to carryover of unused vacation or sick time, is set forth in the Company Disclosure Schedule.

      SECTION 3.17     Employee Benefit Plans. (a) Except as set forth in the Company Disclosure Schedule, the Company does not maintain or sponsor, or contribute to, any pension, profit-sharing, savings, bonus, incentive or deferred compensation, severance pay, medical, life insurance, welfare or other employee benefit plan. All pension, profit-sharing, savings, bonus, incentive or deferred compensation, severance pay, medical, life insurance, welfare or other employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as “ERISA”), in which the employees participate are hereinafter referred to as the “Benefit Plans.” Except as set forth in the Company Disclosure Schedule, all Benefit Plans comply in all material respects with all requirements of the Department of Labor and the Internal Revenue Service, and with all other applicable laws and regulations and the constituents documents and terms of such Benefit Plans, and the Company has not taken or failed to take any action with respect to the Benefit Plans which might create any liability on the part of the Company or Purchaser except for claims in the ordinary course for benefits

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with respect to the Benefit Plans and any requirements of the Company to contribute to a Benefit Plan as set forth in the terms and conditions of such Benefit Plan and claims which, individually or in the aggregate, would not create any material liability on the part of the Company or Purchaser. Except as set forth in the Company Disclosure Schedules, true, correct and complete copies of the following documents with respect to each Benefit Plan have been made available by the Company to Purchaser: (i) all documents constituting the Benefit Plan, including but not limited to, trust agreements, plan documents, insurance policies and amendments thereto, (ii) the Forms 5500 or 5500 C/ R and any financial statements attached thereto for the most recently completed year for which such forms have been filed; (iii) the Internal Revenue Service determination letters; (iv) the most recent Summary Plan Description and all modifications to such Summary Plan Description; (v) all material notices that have been given to the Company or such Benefit Plans within the three (3) years preceding the date of this Agreement by the IRS, Department of Labor, or any other governmental agency with respect to any Benefit Plan; and (vi) all employee manuals or handbooks containing personnel or employee relations policies of the Company. Except as set forth in the Company Disclosure Schedule, no Benefit Plan contains any provision or is subject to any Legal Requirement that would prohibit the transactions contemplated by this Agreement or that would give rise to any vesting of benefits, severance, termination or other payments or liabilities as a result of the transactions contemplated by this Agreement. Except as set forth in the Company Disclosure Schedule, the Benefit Plans are not presently under audit or examination (nor has notice been received of a potential audit or examination) by the IRS, the Department of Labor or any other governmental agency. With respect to each Benefit Plan, there has occurred no “prohibited transaction” within the meaning of the Code or ERISA. The requirements of COBRA have been met with respect to each such Benefit Plan subject to COBRA.

      (b) Except as set forth in the Company Disclosure Schedule, each Benefit Plan intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service as to its qualification and has been amended to reflect all requirements of the Tax Reform Act of 1986 and all subsequent legislation which is required to be adopted prior to the end of the applicable remedial amendment period.

      (c) Except as set forth in the Company Disclosure Schedule, the Company does not currently maintain, sponsor or contribute to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a “multiemployer plan” (within the meaning of Section 3(37) of ERISA), nor has the Company or any Subsidiary incurred any withdrawal liability with respect to any multiemployer plan or any liability in connection with the termination or reorganization of any multiemployer plan that would be reasonably be expected to have a Company Material Adverse Effect. Except as set forth in the Company Disclosure Schedule, without limiting the generality of the foregoing, in connection with divestitures or closings of Facilities, there are no liabilities, or pending claims, relating to withdrawal liability with respect to multi-employer plans.

      (d) Except as set forth in the Company Disclosure Schedule, there are no contributions which are or hereafter will be required to have been made to trusts in connection with any Benefit Plan that would constitute a “defined contribution plan” (within the meaning of Section 3(34) of ERISA).

      (e) Except as set forth in the Company Disclosure Schedule, other than claims in the ordinary course for benefits with respect to the Benefit Plans, there are no actions, suits or claims (including claims for income Taxes, interest, penalties, fines or excise Taxes with respect thereto) pending with respect to any Benefit Plan, or, to the best knowledge of the Company, any circumstances which might give rise to any such action, suit or claim (including claims for income Taxes, interest, penalties, fines or excise Taxes with respect thereto).

      (f) Except as set forth in the Company Disclosure Schedule, the Company has no obligation to provide health or other welfare benefits to former, retired or terminated employees, except as specifically required under Section 4980B of the Code or Section 601 of ERISA. The Company has complied with all of the requirements of Section 4980B of the Code and Section 601 of ERISA and the regulations thereunder.

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      (g) Except as set forth in the Company Disclosure Schedule, all contributions, premiums or payments under or with respect to each Benefit Plan which are due on or before the Effective Time have been or will have been made or accrued in all material respects.

      (h) Except as set forth in the Company Disclosure Schedule, the Company and each Subsidiary has not incurred and has no reason to expect that it will or could incur, any material liability to the Pension Benefit Guaranty Corporation (“PBGC”) (other than premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability as defined in Title IV of ERISA, to any entity) or under the Code with respect to any employee pension benefit plan that the Company, any Subsidiary or any other entity, that together with the Company or any Subsidiary is treated as a single employer under Code § 414, has maintained, contributed to, or been required to contribute to.

      (i) The market value of assets under each such Benefit Plan which is a defined benefit plan (other than any multiemployer plan) equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to a defined benefit plan terminating on the date for determination.

      (j) Except as set forth in the Company Disclosure Schedule, since May 13, 2002 no such Benefit Plan which is a defined benefit plan (other than any multiemployer plan) has been completely or partially terminated or been the subject of a “reportable event” with the meaning of ERISA. No proceeding by the PBGC to terminate any such a defined benefit plan (other than any multiemployer plan) has been instituted or, to the knowledge of the Company, threatened

      (k) The Benefit Plans cover only employees and directors of the Company and the Subsidiaries and there is no Person or entity (other than the Company and the Subsidiaries) that, together with the Company, would be treated as a single employer or a commonly controlled entity under Section 414(b), (c) or (m) of the Code.

      SECTION 3.18     Labor and Employment Matters. (a) Except as set forth on the Company Disclosure Schedule or in the Company 10-K, (i) none of the employees of the Company or any Subsidiary are represented by any labor organization and there are no organizational campaigns, demands, petitions or proceedings pending or threatened by any labor organization or group of employees seeking recognition or certification as collective bargaining representative of any group of employees of the Company or any Subsidiary, (ii) there are no union claims to represent the employees of the Company or any Subsidiary and (iii) there are no strikes, controversies, slowdowns, work stoppages, lockouts or labor disputes pending or threatened against or affecting the Company or any Subsidiary.

      (b) (i) With respect to this paragraph 3.18(b)(i), except as would not have a Company Material Adverse Effect or as set forth in the Company Disclosure Schedule: the Company and Subsidiaries are, and have at all times during at least the last three (3) years been, in compliance with all applicable Legal Requirements respecting immigration, employment and employment practices, and the terms and conditions of employment, including, without limitation, employment standards, equal employment opportunity, family and medical leave, wages, hours of work, and is not engaged in any unfair labor practices as defined in the National Labor Relations Act or any other applicable Legal Requirement. (ii) There are (A) no complaints, claims, controversies, charges, lawsuits or other proceedings related to the Company or any Subsidiary pending, or, to the Company’s knowledge, threatened, in any court or with any agency responsible for the enforcement of federal, state or local labor or employment Legal Requirements regarding breach of any express or implied contract of employment, any Legal Requirement or regulation governing employment or the termination thereof or other illegal, discriminatory, wrongful or tortious conduct in connection with the employment relationship, the terms and conditions of employment, or applications for employment with the Company or any Subsidiary and (B) no pending actions or investigations by any federal, state, or local Governmental Authority responsible for the enforcement of immigration, labor, equal employment opportunity, family and medical leave, wages, hours of work, occupational health and safety or any other employment Legal Requirement, or to the knowledge of the Company, are any such actions or investigations threatened with respect to or relating to the Company or any Subsidiary, in each case which are material.

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      (c) Except as set forth in the Company Disclosure Schedule, since January 1, 2003, neither the Company nor any Subsidiary has effectuated (i) a “plant closing” as defined in the Worker Adjustment and Retraining Notification Act of 1988 (“WARN”) affecting any site of employment or one or more Facilities or operating units within any site of employment or Facility of the Company or any Subsidiary, or (ii) a “mass layoff” as defined in WARN affecting any site of employment or Facility of the Company or any Subsidiary; nor has the Company or any Subsidiary been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law. None of the employees of the Company or any Subsidiary has suffered an “employment loss,” as defined in WARN, since January 1, 2003.

      (d) The Company Disclosure Schedule sets forth a complete list of all foreign national employees on whose behalf the Company or any Subsidiary has submitted applications and petitions to the U.S. Department of Labor, U.S. Immigration and Naturalization Service, or U.S. Department of State for immigration employment and visa benefits. The Company Disclosure Schedule identifies and describes any pending or, to the knowledge of the Company, threatened actions against the Company or any Subsidiary for violations under the Immigration Reform and Control Act of 1986 respecting such employees of the Company or any Subsidiary.

      (e) The Company and all Subsidiaries have complied with all hiring and employment obligations applicable under Office of Federal Contract Compliance Programs rules and regulations, except for such noncompliance as would not have a Company Material Adverse Effect.

      SECTION 3.19     Insurance.

      (a) The Company has made available to Purchaser accurate and complete copies of:

(i) all policies of insurance to which the Company or any Subsidiary is or was a party or under which the Company or any Subsidiary or the Facilities or other assets of the Company is or has been covered at any time since May 13, 2002, including without limitation, PL/ GL, building, fire, property, hazard and flood, motor vehicle, worker’s compensation and employer liability insurance;

(ii) all pending applications by the Company or any Subsidiary for any such policies of insurance or renewals thereof; and

(iii) An “ACCORD” certificate for the Company’s current insurance program with respect to the insurance policies maintained by the Company and the Subsidiaries.

      (b) The Company has made available to Purchaser any self-insurance, captive insurance or reserve arrangement, stop loss, claims management, or claims administration agreement, established by the Company or any Subsidiary, including, without limitation, with respect to PL/ GL claims, any reserves established thereunder.

      (c) Except as set forth on the Company Disclosure Schedule:

(i) Except as would not have a Company Material Adverse Effect, since May 13, 2002, neither the Company nor any Subsidiary has received (A) any refusal of coverage or notice of any reservation of rights other than reservation of rights letters received by the Company in the ordinary course of business or (B), except for routine notices of non-renewal in connection with expiration of policies, any written notice of cancellation that any policy of insurance is no longer in full force or effect or that the issuer of any policy of insurance is not willing or able to perform its obligations thereunder; and

(ii) Since May 13, 2002, the Company and the Subsidiaries have paid or caused to be paid, all premiums due, in all material respects, and have otherwise performed all of their respective obligations (except as would not have a Company Material Adverse Effect), under each policy of insurance issued after January 18, 2000 to which it is a party or that provides coverage with respect to the Company, any Subsidiary, the Facilities or other assets used by the Company or any Subsidiary; and

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(iii) Except as would not have a Company Material Adverse Effect, the Company and the Subsidiaries have given notice to the insurer of all claims that may be insured as required by the insurance company thereby; and

(iv) Each material policy of insurance is valid, binding, enforceable, and in full force and effect except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

      SECTION 3.20     Certain Transactions and Conduct of Business. (a) Except as set forth in the Company Disclosure Schedule, neither the Company nor any Subsidiary is restricted from conducting the Business or from engaging in any business line in any location by court decree, any order of any Governmental Authority, the Company Plan of Reorganization or any Bankruptcy Order.

      (b) The Company has not since the effective date of the Sarbanes-Oxley Act of 2002, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 and the adopted rules promulgated thereunder.

      (c) The Company has not granted any material general power of attorney or proxy (revocable or irrevocable) to any person, firm or corporation.

      SECTION 3.21     Intellectual Property. Except as set forth on the Company Disclosure Schedule:

(a) The Company and the Subsidiaries own, free of all Encumbrances other than Permitted Encumbrances, or have a valid and binding license to use, all Intellectual Property (as defined below) material to the conduct of the businesses of the Company and the Subsidiaries, taken as a whole.

(b) Except for defaults and infringements which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) neither the Company nor any Subsidiary is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property, (ii) to the knowledge of the Company, all Intellectual Property material to the conduct of the businesses of the Company and the Subsidiaries taken as a whole and owned by the Company or any of the Subsidiaries is not being infringed by any third party, and (iii) to the knowledge of the Company, neither the Company nor any Subsidiary is infringing any Intellectual Property of any third party.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) there is no pending or, to the Company’s knowledge, threatened significant claim or dispute regarding the ownership of, or use by, the Company or any Subsidiary of any Intellectual Property, and (ii) the consummation by the Company of the transactions contemplated hereby will not result in the loss of use of any Intellectual Property utilized in the business of the Company or any of the Subsidiaries.

(d) For purposes of this Agreement, the term “Intellectual Property” means patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, copyrights and copyright rights and all pending applications for and registrations of any of the foregoing, and computer and network software programs and trade secrets and trade secret rights.

      SECTION 3.22     Litigation; Disputes. With respect to this paragraph 3.22, except as would not be material: (a) there are no claims, disputes, actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary, any Facility, or the Business or any of the assets of the Company or any Subsidiary, (b) to the Company’s knowledge, there is no basis for any such claim, dispute, action, suit, investigation or proceeding against or affecting the Company, any Subsidiary, any Facility, the Business or any of the assets of the Company; (c) the Company has no knowledge of any default under any such action, suit or proceeding; and (d) to its knowledge, the Company is not in default in respect of any judgment, order, writ, injunction or decree of

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any court or of any federal, state, municipal or other government department, commission, bureau, agency or instrumentality or any arbitrator, provided, however, that this Section 3.22 excludes professional liability and tort claims by residents in connection with their stay at a Facility.

      SECTION 3.23     Computer Software. The Company Disclosure Schedule sets forth the material computer software systems utilized on a corporate-wide basis by the Company and the Subsidiaries, identifies such systems as proprietary systems owned by the Company or licensed or otherwise provided by third parties and the licenses or other contracts pursuant to which such systems are utilized by the Company and the Subsidiaries.

      SECTION 3.24     Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any Subsidiary who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement, except for the Financial Advisor pursuant to an engagement letter, a copy of which has been provided to Purchaser. The Company Disclosure Schedule contains the Company’s good faith estimate of all professional fees of attorneys, accountants and investment bankers) relating to the Merger.

      SECTION 3.25     Changes in Compensation. Except for the senior executives listed on the Company Disclosure Schedule (the “Listed Executives”), the Company has made no changes to the compensation or benefits payable to any of its employees other than changes in the ordinary course of business and consistent with past practice. With respect to the Listed Executives the Company Disclosure Schedule sets forth the most recent changes in compensation and benefits received by them.

      SECTION 3.26     No Additional Representations. No representations or warranties are made by the Company except as set forth in this Agreement or in the Company Disclosure Schedule.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF PURCHASER AND MERGER SUB

      Each of Purchaser and Merger Sub hereby represents and warrants to the Company that:

      SECTION 4.1     Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

      SECTION 4.2     Authority. Each of Purchaser and Merger Sub has the full right, corporate power and authority to enter into this Agreement and the transactions contemplated hereby and to perform its obligations pursuant to the terms of this Agreement. The execution and delivery of this Agreement by each of Purchaser and Merger Sub, the performance by each of Purchaser and Merger Sub of its respective covenants and agreements hereunder and the consummation by each of Purchaser and Merger Sub of the transactions contemplated hereby have been duly authorized by all corporate action of Purchaser and Merger Sub. This Agreement has been duly and validly executed and delivered by Purchaser and Merger Sub and constitutes a valid and legally binding obligation of Purchaser and Merger Sub, respectively, enforceable against each of them in accordance with its terms except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors’ rights, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).

      SECTION 4.3     Conflicts; Non-Contravention. Neither the execution, delivery or performance of this Agreement by Purchaser or Merger Sub, nor their consummation of the transactions contemplated hereby, violates or conflicts with any provision of the certificate of incorporation or by-laws of Purchaser or Merger Sub or assuming (i) the filing of a certificate of merger in accordance with the GCL, (ii) compliance by

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the Company with applicable requirements of the Exchange Act, (iii) compliance with the requirements of the HSR Act and (iv) compliance with Legal Requirements relating to Licenses and Permits with respect to the Facilities, violates or conflicts with any statute, ordinance, regulation, order, judgment or decree of any court or governmental agency or board, or violates or conflicts with or will result in any breach of any of the terms of or will constitute a default (or any event which with notice or lapse of time or both would become a default) under or give others any right of termination, amendment, acceleration or cancellation of, result in any payment or other obligation or give others any right to any payment or offer of any payment, or the creation of any lien pursuant to the terms of any contract or agreement to which either Purchaser or Merger Sub is a party or by which either Purchaser or Merger Sub or any of their assets is bound.

      SECTION 4.4     Ownership. Purchaser owns 100% of the issued and outstanding capital stock of Merger Sub.

      SECTION 4.5     Litigation; Disputes. There are no claims, disputes, actions, suits, investigations or proceedings pending or, to the best knowledge of Purchaser, threatened against or affecting Purchaser or Merger Sub, or their properties or assets, which could prevent, enjoin, alter, or materially delay any of the transactions contemplated by this Agreement.

      SECTION 4.6     Finders’ Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser or Merger Sub who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement, except for Credit Suisse First Boston, Inc. (“CSFB”), Brian Davidson and MetCap Securities, LLC, the fees of which shall be payable by Purchaser.

      SECTION 4.7     Financing. Purchaser has delivered to the Company’s Board a schedule setting forth the structure of the financing and the material intercompany transactions (the “Structural Assumptions”) that Purchaser presently intends to implement in connection with the Merger and the consummation of the transactions, including the Subsequent Transactions (as defined below) contemplated hereby (the “Financing Schedule”), as well as its proposed sources of equity and debt financing (which includes a minimum required equity commitment of $200,000,000 (the “Equity Commitment”), which will be included in the financing to consummate the Merger and the other transactions contemplated hereby. Purchaser has also delivered to the Company’s Board of Directors appropriate documentation substantiating the sources of financing that are, or will be, available as required to fund the equity component of the financing for the Merger set forth in the Financing Schedule (the “Equity Commitment Letter”). Purchaser has available to it the funds and/or assets described in the Equity Commitment Letter.

      SECTION 4.8     Purchaser Ownership of Company Securities. Except as set forth on the Purchaser Disclosure Schedule, Purchaser does not, directly or indirectly, beneficially own any shares of Common Stock of the Company or any options, warrants or other rights to acquire such Common Stock.

      SECTION 4.9     Purchaser Diligence. Purchaser has completed its legal, regulatory and business diligence of the Company so as to execute and deliver this Agreement. Nothing herein shall be construed as limiting the Purchaser’s rights under this Agreement or the Company’s obligations under Sections 5.2, 5.8 and 7.3 hereof.

      SECTION 4.10     Solvency of the Surviving Corporation. At the Closing Date and immediately after giving effect to the transactions contemplated by this Agreement (after giving effect to the Subsequent Transactions and all financings to be undertaken by Purchaser and its affiliates in connection therewith and with the Merger) the Company will be in compliance with all relevant provisions of the GCL (and such transactions, Subsequent Transactions and financing will not violate the relevant provisions of the GCL) and assuming the accuracy in all material respects as of the Closing Date of the representations and warranties contained in Article III, (i) each of the Surviving Corporation and the Subsidiaries will not have incurred debts beyond its ability to pay such debts as they mature or become due, (ii) the then present fair salable value of the assets of each of the Surviving Corporation and the Subsidiaries will

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exceed the amount that will be required to pay their probable liabilities (including the probable amount of all contingent liabilities) and their respective debts as they become absolute and matured, (iii) the assets of each of the Surviving Corporation and the Subsidiaries, in each case at a fair valuation, will exceed their respective debts (including the probable amount of all contingent liabilities) and (iv) each of the Surviving Corporation and the Subsidiaries will not have unreasonably small capital to carry on their respective business, either (A) as presently conducted or (B) as intended by Purchaser to be conducted. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement or the Subsequent Transactions with the intent to hinder, delay or defraud any present or future creditors of the Surviving Corporation and the Subsidiaries.

ARTICLE V

COVENANTS OF THE COMPANY

      The Company agrees that:

      SECTION 5.1     Conduct of the Company. (a) Except as expressly contemplated by this Agreement or as set forth in the Company Disclosure Schedule, from the date hereof until the Effective Time, the Company and each Subsidiary shall conduct their business in the ordinary course consistent with past practice and shall use their commercially reasonable best efforts to preserve intact their business organizations, assets and good will, their relationships with suppliers, Governmental Authorities and Third Party Payors and to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, except to the extent in the ordinary course of business, consistent with past practice or except as otherwise approved in writing by Purchaser, or as expressly contemplated by this Agreement, from the date hereof until the Effective Time, the Company will not, and will not permit any Subsidiary (to the extent consistent with the Company’s fiduciary obligations to holders of minority interests in any Subsidiary) to:

(i) sell, lease, license or otherwise dispose of any Subsidiaries, Facilities, Real Property, Ancillary Businesses, Licenses, Permits, CONs or other material assets or property except (A) pursuant to existing contracts, commitments or disposition plans set forth on the Company Disclosure Schedule, (B) sale of inventory and supplies or (C) transfers between the Company and/or its Subsidiaries;

(ii) enter into or amend any agreement with or affecting any director, officer or employee, which foregoing restriction includes, without limitation, (A) the increase in the compensation payable by the Company or any Subsidiary to, or to become payable by the Company or any Subsidiary to, any of their respective directors, officers or employees, except as required pursuant to the terms of any contract, agreement, plan or arrangement set forth on the Company Disclosure Schedule or annual compensation increases in the ordinary course of business consistent with past practices (except that the Company may implement the changes in compensation and benefits set forth in the Company Disclosure Schedule with respect to the Listed Executives), or (B) enter into, adopt, amend, modify, or terminate any material bonus, profit sharing, incentive, severance, or other material plan, collective bargaining agreement, contract, or commitment for the benefit of any of its directors, officers, or employees (or take any such action with respect to any other material Benefit Plan (except that the Company may implement the Retention Plan));

(iii) other than renewals set forth in the terms and conditions of the existing Leases and other than development and disposition plans currently in process set forth on a schedule thereof provided to Purchaser, open, acquire, purchase, lease or license any new Facility, or enter into or purchase any lease or license therefor, or renew, extend, amend or terminate any Lease;

(iv) amend, assign or terminate any Material Contract or enter into any contract that would have constituted a Material Contract if in existence on the date of this Agreement;

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(v) except as permitted under the existing credit lines of the Company or any relevant Subsidiary, incur, guarantee or assume any indebtedness for borrowed money, or any capitalized lease obligation;

(vi) other than in connection with PL/ GL claims, pay, discharge or satisfy any claim, liability or obligation; provided, however, that it is expressly acknowledged and agreed that nothing in this Agreement will prevent the Company or any Subsidiary from satisfying claims or otherwise discharging its liabilities and obligations under the Company Plan of Reorganization ;

(vii) subject to clause (v) in the following paragraph, incur or create or suffer any Encumbrance on any of the assets of the Company or any Subsidiary (other than Permitted Encumbrances);

(viii) other than with respect to Taxes, incur or assume any liability or obligation;

(ix) make any material change in any method of accounting or accounting practice or policy other than those required by GAAP;

(x) enter into any Governmental Agreements; or

(xi) make, change or rescind any express or deemed election relating to Taxes.

      (b) Notwithstanding the foregoing, from the date hereof until the Effective Time, and whether or not in the ordinary course of business, the Company will not, and will not permit any Subsidiary (to the extent consistent with the Company’s fiduciary obligations to holders of minority interests in any Subsidiary) to:

(i) adopt or propose any change in the Company’s articles of incorporation or in the case of the Company’s by laws, adopt or propose any change which would have a Company Material Adverse Effect (for purposes of this clause (i), even if such event resulting in a Company Material Adverse Effect occurs after November 21, 2004).

(ii) declare or pay any dividends or make any distributions on its Shares other than to the Company or any entity wholly-owned, directly or indirectly, by the Company;

(iii) (1) issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any Company Securities or Company Subsidiary Securities, other than the issuance of Shares upon the exercise of Options and as permitted in Section 5.5, (2) split, combine or reclassify any Company Securities or Company Subsidiary Securities, (3) repurchase, redeem or otherwise acquire any Company Securities, or (4) grant, amend or modify the terms and conditions of any Options except as permitted in Section 5.5 or enter into any agreement to do any of the foregoing;

(iv) make, or commit to make, any capital expenditure (or series of related capital expenditures), other than as contemplated in the Company’s 2004 capital expenditure budget provided to the Purchaser including, for the avoidance of doubt, the contingency amount set forth in such budget which may be spent on capital expenditures in the reasonable discretion of the Company’s Chief Executive Officer or Chief Financial Officer;

(v) incur or suffer any Encumbrances on any real property of the Company or any Company Subsidiary, other than Permitted Encumbrances, or enter into any agreement to do so.

(vi) sell, transfer, lease, license or otherwise dispose of any skilled nursing facility or any Subsidiary which owns such a facility, or enter into any agreement, contract, option, rights of first offer or rights of first refusal, to do any of the foregoing except for the planned dispositions set forth on the Company Disclosure Statement;

(vii) merge or consolidate any Subsidiary with any other Person (other than a wholly-owned Subsidiary or the Company) or acquire the capital stock or all or substantially all of the assets of any business or entity (other than capital stock or assets of an existing wholly owned Subsidiary);

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(viii) take or agree to take any action that is intended to make, or has the purpose of making, any representation and warranty of the Company hereunder inaccurate in any material respect at, or as of any time prior to, the Effective Time; or

(ix) terminate the engagement of Houlihan Lokey or modify the terms of such engagement in a manner as to eliminate the requirement that Houlihan Lokey be requested to render the Bring Down Opinion (as defined below).

      SECTION 5.2     Access to Information. Subject to the applicable Legal Requirements and contractual restrictions imposing confidentiality or non-disclosure obligations or restrictions, the Company and each Subsidiary will permit Purchaser and its attorneys, accountants, investment bankers, and other professional advisors and representatives to have reasonable access prior to the Effective Time to the Facilities, offices, properties and to the books and records (including, without limitation, contracts, documents and Tax records) of the Company and each Subsidiary and personnel at the Company and each Subsidiary, during normal working hours and upon reasonable notice, to familiarize itself with the Company’s and each Subsidiary’s respective Facilities, properties, business, operating and financial condition and to conduct any and all financial, legal, regulatory, business and other due diligence procedures as Purchaser or its representatives may reasonably deem appropriate for any purpose germane to this Agreement and in connection with a Subsequent Transaction (as defined below); provided, however, that Purchaser and its representatives shall take reasonable steps to avoid disruption of the normal operations of the Company or any Subsidiary.

      (b) Purchaser hereby acknowledges that it is subject to the Confidentiality Agreement dated March 30, 2004 with the Company (as amended from time to time), which sets forth certain obligations regarding confidential treatment of certain information of the Company and each of the Subsidiaries (the “Confidentiality Agreement”), and Purchaser hereby confirms that the Confidentiality Agreement remains in full force and effect and its Representatives (as defined in the Confidentiality Agreement) will continue to comply with the terms, conditions and restrictions thereunder, and that any and all Evaluation Material (as defined in the Confidentiality Agreement) obtained during any review of the Company or any Subsidiary contemplated by this Agreement will be subject to the terms of the Confidentiality Agreement (unless specifically exempted from the restrictions of such Confidentiality Agreement by the terms and conditions thereof), provided, however, that such Evaluation Material may be provided to counterparties to Subsequent Transactions (as defined below) and the Representatives of such counterparties, subject to their being bound by confidentiality agreements containing terms and conditions substantially similar to those contained in the Confidentiality Agreement and specifically designating the Company as a third party beneficiary thereto.

      SECTION 5.3     Notices of Certain Events. The Company shall promptly notify Purchaser of:

(a) any notice or other communication from any Person alleging that the consent or approval of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement and such consent or approval is material;

(b) any notice or other communication, which is material, from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to the terms hereof or which relate to the consummation of the transactions contemplated by this Agreement;

(d) the occurrence, to Company’s Knowledge, of any event that has had a Company Material Adverse Change (for this purpose, even if such event occurs on or after November 21, 2004);

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(e) the occurrence of any event or the discovery of any information which would cause any representation or warranty of the Company, or any information set forth on the Company Disclosure Schedule, to be untrue or inaccurate in any material respect;

(f) the occurrence of any event or the discovery of any information which would delay in any material respect, or render impossible, the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby;

(g) any written notice of default received with respect to a Lease or other Material Contract; and

(h) any notice of claim by any Governmental Authority with respect to the actual suspension, revocation or termination of any License, Permit or CON or the exclusion, disqualification or debarment of the Company or any Subsidiary from any Third Party Payor Program.

      SECTION 5.4     Certain Filings; Stockholders Meeting; Takeover Statutes. (a) The Company’s Board (i) shall recommend to the stockholders of the Company that such stockholders approve the Merger, approve and adopt this Agreement, and approve the other transactions contemplated by this Agreement and (ii) shall use commercially reasonable efforts to solicit and obtain such approvals and adoption by holders of a majority of the outstanding Shares. Notwithstanding the foregoing, the Company’s Board may fail to comply with clauses or hereinabove and may withdraw, modify or change such recommendation of the Merger, this Agreement and the other transactions contemplated by this Agreement if it has determined in good faith, based on such matters as they deem relevant and after receiving advice from outside legal counsel, that the failure to withdraw, modify or change its recommendation of the Merger, this Agreement and the other transactions contemplated by this Agreement would be reasonably likely to result in a breach of the directors’ fiduciary duties under applicable law. Unless this Agreement has previously been terminated pursuant to Section 9.1, whether or not the Company’s Board has made a recommendation, or has withdrawn, modified or changed in any manner adverse to the interests of Purchaser, its recommendation of the Merger, this Agreement or the transactions contemplated by this Agreement, the Company shall take all steps necessary (including, without limitation, the preparation (as promptly hereafter as practicable) and filing with the SEC (as promptly as practicable following receipt from Purchaser of the Debt Commitment Letter as defined below) of a proxy statement with respect thereto (the “Proxy Statement”), to duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders Meeting”)) for the purpose of approving the Merger, approving and adopting this Agreement and approving the transactions contemplated by this Agreement and for such other purposes as may be deemed necessary by the Company in connection with effectuating the Merger and the other transactions contemplated by this Agreement; provided, however, that in any event, the Company shall file with the SEC the Proxy Statement, and mail the Proxy Statement and convene the Company Stockholders Meeting as promptly as practical following receipt from Purchaser of the Debt Commitment Letter. Purchaser shall be given reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to the filing thereof with the SEC. The Company agrees to provide Purchaser and Purchaser’s counsel copies of any comments the Company or its counsel may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt of such comments. The Company shall use commercially reasonable efforts to respond to such comments promptly and shall provide Purchaser and Purchaser’s counsel with copies of any written responses by the Company or its counsel.

      (b) If any state or federal takeover statute is or may become applicable to the Merger, this Agreement, or the other transactions contemplated by this Agreement, the Company, Purchaser and Merger Sub and their respective Boards of Directors, subject to compliance by their Board of Directors’ with their fiduciary duties, will grant such approvals and will take such other actions as are necessary so that this Agreement and the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and, subject to compliance with such Board of Directors’ fiduciary duties, will otherwise act to eliminate or minimize the effects of

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any state or federal takeover statute on the Merger and the other transactions contemplated by this Agreement.

      (c) None of the information supplied or to be supplied by Purchaser or Merger Sub, on the one hand, or the Company, on the other hand, for inclusion or incorporation by reference in the Proxy Statement, at the date such Proxy Statement is first mailed to stockholders of the Company and at the time of the Stockholders’ Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they are made, not misleading. If at any time prior to the date of the consummation of the transactions contemplated herein should the Company or Purchaser discover information relating to the Company or Purchaser, or any of their respective affiliates, officers or directors, which should be set forth in an amendment and/or a supplement to the Proxy Statement, the Company and Purchaser shall take all appropriate action so that the Proxy Statement would not, at the date of mailing of the Proxy Statement to stockholders and at the time of the Company stockholder meeting, include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The party discovering such information shall promptly notify the other party and, to the extent required by Legal Requirements, an appropriate amendment or supplement describing that information shall be promptly filed with the SEC or any other applicable Governmental Authority and, to the extent required by Legal Requirements, disseminated to the Company’s stockholders.

      SECTION 5.5     Options. No options or warrants for Common Stock shall be granted, amended or modified, except as contemplated in Section 1.3 and except that options to purchase common stock under the 2002 Plan set forth in the Company Disclosure Schedule up to the limits set forth in the 2002 Plan may be granted in the ordinary course of business to employees who are not senior executives of the Company or any Subsidiary, and up to 7,500 shares of restricted common stock may be granted to each of two new directors who may fill vacancies on the Company’s Board (collectively, “Permitted Awards”).

      SECTION 5.6     Retention Plan. The Company shall implement the program set forth in Schedule 5.6 to the Company Disclosure Schedule (which Schedule 5.6 has been mutually approved by Purchaser and the Company) providing for selected personnel of the Company identified by the Company’s Chief Executive Officer with a compensation program and budget for their retention by the Company and continued employment from the date of this Agreement until the Effective Time and thereafter (in the discretion of the Surviving Corporation) to assist in the implementation of the transactions contemplated by the Merger and the transition of management and ownership as contemplated by the Merger (collectively, the “Retention Plan”). The Company shall be permitted to incur the budgeted expenses under the Retention Plan, and to enter into appropriate documentation (subject to the reasonable approval of Purchaser) with the covered personnel setting forth the amount to be paid to each identified individual pursuant to the Retention Plan and the other relevant terms relating thereto.

      SECTION 5.7     Financial Reports and Taxes. No later than twenty-five days after the end of each month commencing with May 2004 and continuing through the later of the Effective Time or the termination of this Agreement, the Company shall deliver to Purchaser unaudited financial statements (without footnotes) as at the end of such month, including balance sheets, statements of operations and statements of cash flows, which shall be prepared on a basis consistent with past practice (collectively, the “Monthly Financials”), which Monthly Financials shall in the case of each month which is the end of a fiscal quarter of the Company be prepared also on a quarterly basis. The Monthly Financials shall be subject to the Confidentiality Agreement. From the date hereof through the Effective Time, the Company shall comply with its obligations as to Taxes and Tax Returns in the same manner as required in Section 3.11 as to periods prior to the date hereof.

      SECTION 5.8     Cooperation as to Real Property Matters. The Company shall make available to Purchaser or its designees all appraisals, valuations, engineering reports, environmental studies and reports, architectural plans and drawings and other reports and analysis relating to the Real Property which may be in the possession of the Company or the Subsidiaries. The Company will use commercially reasonable

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efforts to satisfy and remove from record all Encumbrances on or with respect to the Real Property or any part thereof as Purchaser may request, including but not limited to, Permitted Encumbrances listed on Exhibit B to the title indemnity agreement provided to Fidelity National Title Insurance Company in connection with the Company’s December 2003 financing, and (by bonding or otherwise) all mechanics and materialmen liens (notwithstanding that some or all of such Encumbrances may be included within Permitted Encumbrances for the purposes of the representations in this Agreement); provided, however, that the failure to remove any Permitted Encumbrance, despite the Company’s use of commercially reasonable efforts, shall not, in and of itself, be a condition to Purchaser’s obligations under this Agreement.

      SECTION 5.9     No Solicitations. From the date hereof until the Effective Time or such earlier date as this Agreement shall terminate in accordance with its terms, neither the Company, nor any of its Subsidiaries shall directly or indirectly (i) solicit, knowingly encourage or initiate discussion or inquiries with or (ii) enter into negotiations or agreements with, or furnish any information that is not publicly available to, any corporation, partnership, company, Person or other entity or group (other than Purchaser, an affiliate of Purchaser or their authorized representatives) concerning, or take any other action to facilitate, any Acquisition Proposal (as defined below), and the Company and the Subsidiaries will instruct their officers, directors and advisors and financial and legal representatives and consultants (collectively, the “Company Representatives”) not to take any action contrary to, or inconsistent with, the foregoing provisions of this sentence. The Company and the Subsidiaries shall, and shall cause the Company Representatives to, immediately cease and terminate all existing activities, discussions and negotiations with respect to any Acquisition Proposal. Notwithstanding the foregoing, the Company and the Company Representatives shall not be prohibited from (x) complying with its disclosure obligations under Sections 14d-9 and 14e-2 of the Exchange Act with regard to an Acquisition Proposal, or (y) engaging in any activities described in clause (ii) above (or entering into an agreement resulting from such activities), in response to an inquiry, proposal or offer from a third party if such action is taken by, or upon the authority of, the Company’s Board after the Board determines in good faith after consultation with outside legal counsel that such action is necessary in order for its directors to comply with their respective fiduciary duties under applicable law. The Company will notify Purchaser within 72 hours if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated with, the Company, the Subsidiaries or the Company Representatives with respect to an Acquisition Proposal. An “Acquisition Proposal” means any inquiry, proposal or offer from any Person (other than Purchaser or an affiliate of Purchaser) relating to (1) any direct or indirect acquisition or purchase of a business or assets, or assets of the Company or the Subsidiaries that constitutes thirty percent (30%) or more of the net revenues or assets of the Company and the Subsidiaries, taken as a whole, or any direct or indirect acquisition or purchase of Shares that would result in a Person or group owning thirty percent (30%) or more of the Shares or voting power (or of securities or rights convertible into or exercisable for such Shares or voting power) of the Company, (2) any tender offer or exchange offer or other acquisition or series of acquisitions of Shares that, if consummated, would result in any Person or group beneficially owning thirty percent (30%) or more of the Shares or voting power (or of securities or rights convertible into or exercisable for such Shares or voting power) of the Company, or (3) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of the Subsidiaries that constitutes thirty percent (30%) or more of the net revenues or assets of the Company and the Subsidiaries taken as a whole, in each case other than the transactions contemplated by this Agreement. Each of the transactions referred to in the foregoing definition of Acquisition Proposal, other than the Merger, is referred to herein as an “Acquisition Transaction.”

      (b) Each time, if any, that the Company’s Board determines, in accordance with the previous paragraph, that it must enter into negotiations with, or furnish any information that is not publicly available to, any Person (other than Purchaser, an affiliate of Purchaser or their authorized representatives) concerning any Acquisition Proposal, the Company shall (i) give Purchaser prompt notice of such determination; and (ii) promptly provide Purchaser with a summary of the material terms of any Acquisition Proposal and of any material negotiations or communications between the Company or the

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Subsidiaries or any of the Company Representatives and any Person (other than Purchaser or its representatives) concerning any Acquisition Proposal. Prior to the Company’s Board or the Company accepting an Acquisition Proposal or, in connection with an Acquisition Proposal, prior to withdrawing, modifying or changing in a manner adverse to Purchaser or Merger Sub the approval or recommendation of the Company’s Board of the Merger and this Agreement, the Company shall give Purchaser notice of the Company’s Board or the Company’s intention to accept such Acquisition Proposal or to withdraw, modify or change the approval or recommendation of the Company’s Board, which notice shall include the identity of the person making such Acquisition Proposal and the material terms of such Acquisition Proposal, and a right, during a period of at least five (5) business days from Purchaser’s receipt of such notice (except that such period shall be at least ten (10) business days if such notice is given within sixty (60) days after the date of this Agreement) to submit a revised proposal containing terms and conditions as Purchaser deems appropriate (except that in no event may Purchaser submit a revised proposal with a purchase price per Share less than the Stock Price) and if the Company’s Board, in the reasonable exercise of its fiduciary duties based on such matters as the Company’s Board may deem relevant and after receiving advice from outside legal counsel, determines that Purchaser’s revised proposal is no less favorable to the Company or its stockholders than the terms and conditions in such Acquisition Proposal, then this Agreement shall be modified to reflect Purchaser’s revised proposal and this Agreement shall otherwise continue in full force and effect; provided, however, that Purchaser shall not relinquish any rights nor be relieved of any obligations arising under this Agreement as a result of submitting any revised proposal, and provided further, that nothing herein shall preclude Purchaser from terminating this Agreement to extent entitled to do so pursuant to Section 9.1 hereof.

      SECTION 5.10     Bankruptcy Matters. From the date hereof until the Closing Date, the Company will continue to perform in all material respects its obligations under the Company Plan of Reorganization and the Bankruptcy Orders.

      SECTION 5.11     Restricted Agreements. The Company is party to certain agreements that are subject to confidentiality or non-disclosure obligations or restrictions (“Restricted Agreements”) which have not been made available to the Purchaser. With respect to the Restricted Agreements that, in the Company’s reasonable belief are material the Company agrees to use its commercially reasonable best efforts to make the Restricted Agreement or a summary thereof available to Purchaser for inspection and review.

ARTICLE VI

COVENANTS OF PURCHASER

      SECTION 6.1     Conduct of the Purchaser. Purchaser agrees that it will take all commercially reasonable best efforts necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

      SECTION 6.2     Notices of Certain Events. The Purchaser shall promptly notify the Company of:

(a) any notice or other communication from any Person alleging that the consent or approval of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement (if such consent or approval is material);

(b) any notice or other communication (which is material) from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(c) the occurrence of any event or the discovery of any information which would cause any representation or warranty of the Purchaser to be untrue or inaccurate;

(d) the occurrence of any event or the discovery of any information which would delay in any material respect, or render impossible, the performance by the Purchaser of its obligations under this Agreement or the consummation of the transactions contemplated hereby; and

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(e) any material adverse change in the Structural Assumptions set forth on the Financing Schedule that Purchaser intends to obtain or implement to consummate the Merger and the transactions contemplated hereby (provided, however, that the content of such notice shall not, in and of itself, give the Company any right to terminate this Agreement prior to the End Date, but this proviso shall not modify the representations, warranties and covenants made by the Purchaser in Section 4.7 and Section 6.3 hereof or in any way effect the Company’s ability to draw on the LC (as defined below) in accordance with Section 9.2(c) below).

      SECTION 6.3     Purchaser Financing. At the Closing, Purchaser will have sufficient cash available to it to pay the Aggregate Purchase Price and Change of Control Payments that will be due and payable at the Closing. Purchaser shall use its commercially reasonable best efforts to obtain and implement all necessary financing and Structural Assumptions set forth in the Financing Schedule with such changes as Purchaser may desire, in order to have available to it the Aggregate Purchase Price and such Change of Control Payments at or prior to the Closing; provided, however, that in no event will Purchaser make any changes in the Structural Assumptions that would be reasonably expected to have a material adverse effect on the solvency of the Company upon the consummation of the Merger, the Subsequent Transactions and the other transactions contemplated herein, provided further, however, that notwithstanding the foregoing, so long as Purchaser obtains and tenders to the Company the Aggregate Purchase Price and such Change of Control Payments on or prior to the End Date, Purchaser shall not be in breach of this covenant. In connection with the foregoing, Purchaser is seeking, from one or more reputable financial institutions, a financing commitment for the transactions contemplated hereby containing customary terms for financing transactions of a similar size and nature to the transaction contemplated herein (the “Debt Commitment Letter”), predicated on Purchaser’s commitment to provide the Equity Commitment. Purchaser has requested a reputable investment banking organization to issue a Debt Commitment Letter within forty (40) days after the date hereof. Notwithstanding the foregoing, the failure to obtain the Debt Commitment Letter shall not, in and of itself, be a breach of this Agreement by Purchaser and shall not, in and of itself, give the Company any right to terminate this Agreement or to exercise any other remedy prior to the End Date. No later than the later of (a) three business days prior to the date initially scheduled for the Company Stockholders Meeting and (b) eight (8) days prior to the Closing, Purchaser shall deliver to, or make available for review by, the Company copies of the definitive documentation required to implement each of the Structural Assumptions (collectively, the “Structural Documents”) and thereafter through the Effective Time Purchaser shall not make any material changes or supplements to or waivers of any provisions of the Structural Assumptions or Structural Documents.

      SECTION 6.4     Director and Officer Liability.

      (a) Purchaser and the Surviving Corporation shall jointly and severally, from and after the Effective Time, indemnify and hold harmless each present and former director and officer of the Company, determined as of the Effective Time (the “Indemnified Parties”), in respect of acts or omissions in their capacity as such, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities (collectively, “Costs”) incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by this Agreement), to the fullest extent permitted by Law (and Purchaser and the Surviving Corporation shall jointly and severally advance expenses as incurred to the fullest extent permitted by Law); provided, that any determination required to be made with respect to whether an officer or director is entitled to indemnification or advancement of expenses shall be made by independent counsel selected by Purchaser and such Person.

      (b) The Company shall purchase a six-year “tail” prepaid policy prior to the Effective Time on terms and conditions no less advantageous to the Indemnified Parties than the existing directors’ and officers’ liability insurance maintained by the Company and which shall include first dollar coverage or such other level of self-insured retention as may be reasonably obtained; provided, that the amount paid by the Company shall not exceed six times the current annual premium paid by the Company for the Company’s

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existing officers’ and directors’ liability insurance. If such “tail” prepaid policies have been obtained by the Company prior to the Closing, the Surviving Corporation shall, and Purchaser shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the respective obligations thereunder.

      (c) The obligations of Purchaser and the Surviving Corporation under this Section 6.4 shall not be terminated or modified by Purchaser or the Surviving Corporation in a manner as to adversely affect any Indemnified Party to whom this Section applies without the consent of the affected Indemnified Party. In the event that either Purchaser or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Persons, or (ii) transfers at least 50% of its properties or assets to any Person, then and in each case, proper provision shall be made so that the applicable successors and assigns or transferees assume the obligations set forth in this Section.

      (d) The provisions of this Section 6.4 are intended to be for the benefit of, and will be enforceable by, each Indemnified Person, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise, all of which shall remain in effect for a period of at least six years.

      SECTION 6.5     Employee Policies. For a period of twelve (12) months following the Effective Time, the Surviving Corporation and its Subsidiaries shall not make any general across the board adverse change in compensation, health and welfare benefits, bonus plans or vacation and leave plans, affecting employees of the Company or its Subsidiaries employed at the Effective Time; provided, however, that in the event the cost of health and welfare benefits incurred by the Surviving Corporation and its Subsidiaries (taken as a whole) increases by more than 15% (a “Material Benefit Cost Increase”), the Surviving Corporation may take such action as may be reasonably necessary (such as increasing co-payment obligations or deductible thresholds) to limit the increase in the cost of health and welfare benefits to a level that does not constitute a Material Benefit Cost Increase. The Surviving Corporation and its Subsidiaries shall maintain the Company’s and its Subsidiaries’ respective severance payment policies that are in effect on the date hereof, for a period of twelve (12) months following the Effective Time, with respect to each employee of the Company or its Subsidiaries employed at the Effective Time.

      SECTION 6.6     Bankruptcy Matters. Following the Closing Date, the Surviving Corporation will complete all distributions and administer all claims as and when required by the Company Plan of Reorganization.

      SECTION 6.7     Solvency of the Surviving Corporation. Purchaser shall furnish or cause to be furnished to the Company’s Board copies of any solvency opinions or similar materials obtained from third parties in connection with the financing of the transactions contemplated by this Agreement and the Subsequent Transactions, to the extent contractually permitted by the issuer of such opinion. Purchaser shall use commercially reasonable best efforts to cause the firms issuing any such solvency opinions to allow the Company’s Board to rely thereon; provided that no material fee or expense is associated with obtaining such reliance unless the Company agrees to reimburse Purchaser for any such fees or expenses. Following the Effective Time and until the earlier to occur of six (6) years thereafter or the expiration of the applicable statute of limitation, Purchaser shall not take or fail to take any action that if such action had been deemed to have been taken or such failure to act had been deemed to have occurred immediately prior to the Effective Time would have caused the representations and warranties set forth in Section 4.10 hereof to be untrue as of the Effective Time. The provisions of this Section 6.7 are intended to be for the benefit of, and will be enforceable by, each holder of Shares and their respective successors, heirs and personal representatives.

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ARTICLE VII

COVENANTS OF PURCHASER AND THE COMPANY

      The parties hereto agree that:

      SECTION 7.1     Commercially Reasonable Best Efforts; HSR Matters.

      (a) Each of the parties hereto agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper, or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, without limitation (i) the obtaining of all necessary waivers, consents, Licenses and Permits, and approvals from Governmental Authorities, making of all necessary registrations and filings, and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any Governmental Authority, (ii) obtaining all necessary consents, approvals or waivers from any Persons other than Governmental Authorities, such as landlords and lenders, (iii) assisting Purchaser in its obtaining the debt financing contemplated by Section 4.7 hereof and (iv) defending any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including without limitation, seeking to have any temporary restraining order or injunction entered into by any court or administrative authority vacated or reserved; provided that nothing in this Section 7.1(a) shall require any party hereto to waive any condition set forth in Article VIII or limit the Company’s and Subsidiary’s rights under Section 5.9

      (b) Without limiting the generality of Section 7.1(a) hereof, the parties shall, as promptly as practicable, prepare and file any notifications required under the HSR Act with respect to the transactions contemplated hereby. The parties shall respond as promptly as practicable to (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation and (ii) any inquiries or requests received from any state attorney general, foreign antirust authority or other Governmental Authority in connection with antitrust or related matters. Each party shall (1) give the other party prompt notice of the commencement or threat of commencement of any legal proceeding by or before any court or Governmental Authority with respect to the Merger or any of the other transactions contemplated by this Agreement, (2) keep the other party informed as to the status of any such legal proceeding or threat, and (3) promptly inform the other party of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Authority regarding the Merger. Except as may be prohibited by any Governmental Authority or by any Legal Requirement, Purchaser, on the one hand, and the Company, on the other hand, will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any legal proceeding under or relating to the HSR Act. Purchaser, on the one hand, and the Company, on the other, will permit authorized representatives of the other party to be present at each meeting or conference relating to any such legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with any such legal proceeding. Nothing herein shall be deemed to require Purchaser or its affiliates to agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to it or any of its affiliates’ ability to retain, any of its businesses, properties or assets, as they exist at this time, if any such action would result in a material adverse effect on the results of operations, financial conditions of the Purchaser and its affiliates and the Company taken as a whole or Purchaser’s ability to consummate the transactions contemplated hereby. Furthermore, neither the Company nor any Company Subsidiary shall agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to it or any of its affiliates’ ability to retain, any of its businesses, property or assets, without the prior written consent of Purchaser, if such action would result in a Material Adverse Effect on the Company.

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      SECTION 7.2     Public Disclosure. The parties shall cooperate in the Company’s preparation and prompt issuance of a mutually acceptable press release announcing the execution of this Agreement and filing of a Current Report on Form 8-K with the SEC including as an exhibit thereto a copy of this Agreement and any other ancillary document or agreement that is material to the transactions contemplated hereby. Thereafter, as long as this Agreement is in effect, except to the extent required by applicable Legal Requirements, neither the Company nor Purchaser shall issue any press release or public announcements or make any public filings of any kind concerning the Merger or other transactions contemplated by this Agreement without the prior written consent of the other, and in the event any such public announcement, release or disclosure is required by applicable Legal Requirements, the parties will consult prior to making thereof and use their commercially reasonable best efforts to agree upon a mutual satisfactory text.

      SECTION 7.3     Further Assurances. (a) Purchaser and the Company shall execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by the other party in order to consummate or implement the transactions contemplated hereby; provided, however, that nothing in this Section 7.3 shall require any party hereto to waive any condition set forth in Article VIII or limit the Company’s and Subsidiary’s rights under Section 5.9.

      (b) The Company shall, to the extent compatible with fulfilling the conditions to the consummation of this Agreement, and its other obligations under this Agreement cooperate, and cause its Subsidiaries to cooperate, with Purchaser in the provision of due diligence information with respect to transactions with respect to, Facilities, operations, businesses or assets of the Company or the Subsidiaries which Purchaser may desire to implement on or after the Effective Time (“Subsequent Transactions”), including, without limitation, providing assistance in obtaining regulatory approvals from Governmental Authorities and Accreditation Bodies, consents, access agreements, lien waivers, estoppel certificates, subordination, non-disturbance, attornment, similar agreements from third parties; provided, however, that no Subsequent Transaction or the closing thereof shall be a condition to the obligations of Purchaser or the Company under Article VIII of this Agreement; and, provided, further, however, that for purposes of this Section 7.3, the Company shall not be required, in connection with such cooperation, to breach any agreement to which it is a party or subject, incur any costs or expenses to third parties unless Purchaser shall advance any costs or expenses therefor, or enter into any agreement or undertake any obligation with respect thereto unless such agreement or obligation is subject to the Closing and does not become effective until on or after the Effective Time. The provision of due diligence and other information regarding the Company to counterparties to Subsequent Transactions shall be subject to the confidentiality requirements of Section 5.2(b) above. Further, while Purchaser may file and pursue applications for consents and approvals with Governmental Authorities, including with respect to Licenses, in connection with Subsequent Transactions, Purchaser will not take any such actions that could impair, or result in any change of ownership status prior to the Effective Time with respect to any Licenses held by the Company or its Subsidiaries. Purchaser and the Company shall cooperate in the provision of such information as may be reasonably requested by Houlihan Lokey in connection with the preparation and rendering of the Bring Down Opinion (as defined below).

      (c) The Company shall cooperate and cause the Subsidiaries to cooperate, with the Purchaser, and shall take all reasonable actions in the name of the Company or the Subsidiaries, at the request of the Purchaser, to apply for and attempt to obtain additional Bankruptcy Orders and/or to enforce the terms and conditions of the Company Plan of Reorganization and existing Bankruptcy Orders so as to remove Encumbrances and extinguish pre-petition liability and obligations of the Company or its Subsidiaries, to the fullest extent permitted or required by the Company Plan of Reorganization, Bankruptcy Orders and applicable bankruptcy laws.

      (d) The Company shall cooperate, and cause the Subsidiaries to cooperate with the Purchaser, in the negotiation, documentation and closing of the satisfaction, payoff, defeasance, refinancing or restructuring of any debt obligations of the Company which Purchaser may desire to implement on or after the Effective Time and the removal of Encumbrances in connection therewith (collectively, “Debt Satisfaction”), provided, however, that the Company shall not be required to enter into any agreement, or

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amend or modify any existing agreement, or incur any obligation, to effectuate such Debt Satisfaction unless such agreement, amendment, modification or obligation is subject to the Closing and does not become effective until on or after the Effective Time, and shall not be required to pay (other than contemporaneously with the Effective Time in amounts and with funding arranged and provided by the Purchaser) any amounts to holders of debt obligations of the Company to effectuate such Debt Satisfaction.

      (e) Purchaser shall, as promptly as practicable hereafter, prepare and submit all necessary applications for Governmental Authority consents or approvals, Licenses and Permits with respect to Purchaser’s obtaining control and ownership of the Company, and Purchaser shall diligently prosecute such applications to completion. The Company shall, and shall cause the Company Subsidiaries to, cooperate with Purchaser in the preparation and prosecution of such applications including, without limitation, providing such information and executing such documents required to be submitted in connection with such applications. Purchaser shall use commercially reasonable best efforts to obtain all necessary Governmental Authority consents and approvals, Licenses and Permits in connection with the Merger. The Company shall use commercially reasonable best efforts to implement, if feasible, an Alternative Structure (as defined herein) where necessary.

      (f) Subject to applicable Legal Requirements and contractual restrictions imposing confidentiality or non-disclosure obligations or restrictions, the Company shall cooperate and cause the Subsidiaries to cooperate, with the Purchaser upon Purchaser’s reasonable request, in (i) supplying to Purchaser’s lender or lenders all agreements, documents, instruments, reports, financial information and statements, and other information regarding the Company and the Subsidiaries, the Real Property, the Business and the other activities of or related to any of the foregoing, and (ii) attempting to respond to questions raised by Purchaser’s lender; provided, however, that (1) failure of Purchaser to obtain its financing despite the Company’s cooperation, shall not be a condition to Purchaser’s obligations under this Agreement and (2) the Company shall not be required, in connection with such cooperation, to incur any costs or expenses to third parties unless Purchaser shall advance any costs or expenses therefor or to enter into any agreements, commitments or other arrangements that are binding until immediately after the Effective Time.

ARTICLE VIII

CONDITIONS TO THE MERGER

      SECTION 8.1     Conditions to the Obligations of Each Party. The obligations of the Company, Purchaser and Merger Sub to consummate the Merger are subject to the satisfaction of the following conditions:

(a) This Agreement shall have been approved and adopted, the Merger shall have been approved and the other transactions contemplated hereby shall have been approved by the requisite vote of the stockholders of the Company in accordance with the GCL;

(b) All waiting periods under the HSR Act shall have been terminated or expired and no challenge, proceeding, claim or delay with respect to the Merger shall have been imposed by the Federal Trade Commission, Department of Justice or any other governmental agency which has not been withdrawn or terminated;

(c) There shall not have been any statute, rule, regulation or executive or any other order or similar action of any Governmental Authority enacted or issued, which would render the parties unable to consummate the Merger or make the Merger illegal or prohibit, restrict or delay consummation of the Merger (other than a de minimus civil violation of any Legal Requirement that does not affect the ability of the Surviving Corporation, the Purchaser or their affiliates to obtain and maintain Licenses for the ownership and operation of health care facilities or participation in any Program or Third Party Payor Program); and

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(d) There shall not have been instituted any action or proceeding before any court or administrative agency, by any Governmental Authority or any other person, challenging or otherwise relating to the Merger.

(e) The consummation of the Merger shall not result in the violation of any Legal Requirement (other than de minimus civil violation of any Legal Requirement that does not affect the ability of the Surviving Corporation, the Purchaser or their affiliates to obtain and maintain Licenses for the ownership and operation of health care facilities or participation in any Program or Third Party Payor Program).

      SECTION 8.2     Conditions to the Obligations of Purchaser and Merger Sub. The obligations of Purchaser and Merger Sub to consummate the Merger are subject to the satisfaction of the following further conditions:

(a) The representations and warranties made by the Company herein shall have been true and correct when made and shall be true and correct in all material respects as of the Effective Time (other than those qualified by materiality or Company Material Adverse Effect or Company Material Adverse Change (which qualifications shall be disregarded for purposes of determining compliance with the condition set forth in this Section 8.2(a)), which shall be true and correct in all respects), with the same force and effect as if made as of the Effective Time, other than such representations and warranties as are made as of another date (which shall be true and correct as of such other date), provided that the foregoing condition shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct as of the Effective Time, taken together, has not had, individually or in the aggregate, a Company Material Adverse Effect which causes a reduction in value of the Company of at least $100 million; provided, however, that (i) any amounts that could be included in the calculations made pursuant Sections 8.2(c)(i) and 8.2(c)(ii) below shall not be included in the calculation of a reduction in value caused by a Company Material Adverse Effect, (ii) the amount of any insurance proceeds that are reasonably expected to be available (based on the Company’s good faith substantiation thereof including applicable insurance policies then in effect) shall be applied to offset any decrease in value occasioned by any particular change, event, effect as condition to the extent of any such insurance proceeds and (iii) any reduction in the amount of available net operating losses (“NOLs”) from the amount of NOLs reported in the Company’s financial statements dated March 31, 2004 shall not constitute a Company Material Adverse Change and will not be included in any calculation of a reduction in value related to a Company Material Adverse Effect or a Company Material Adverse Change. For the avoidance of doubt, it is expressly acknowledged and agreed that the changes, events, effects or conditions included in the calculation set forth in this Section 8.2(a) are wholly independent from the amounts associated with any changes, events, effects or conditions included in the calculations to be made pursuant to Sections 8.2(c)(i) and 8.2(c)(ii). At the Effective Time, the Company shall have delivered to Purchaser and Merger Sub a certificate dated the date of the Effective Time to such effect. Such certificate shall attach an update of the Company Disclosure Schedule as of the Effective Time, subject to Section 10.12 hereof.

(b) Each of the covenants and agreements of the Company to be performed or complied with by the Company at or prior to the Effective Time shall have been performed or complied with in all material respects and, at the Effective Time, the Company shall have delivered to Purchaser and Merger Sub a certificate dated the date of the Effective Time to such effect.

(c) That none of the following events shall have occurred:

(i) (x) any one or more of the Encumbrances (other than the Permitted Encumbrances) or (y) any easements, covenants, conditions, restrictions, and other similar matters of record or set forth in the Company Disclosure Schedule affecting title to or use of Owned Real Property that materially impair the use or occupancy of such real property in the operation of the Business and the operations of the Company and its Subsidiaries conducted thereon or contain any right of reversion or reverter with respect to (1) Owned Real Property or, (2) Leased Real Property or Managed Real Property that is linked to an Owned Real Property by way of a managed care

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agreement, income or patient sharing arrangement, referral arrangement or other similar arrangement or agreement (such leased or managed property, a “Linked Property”) causes the Purchaser’s lender to reduce the loan amount by at least $50,000,000 in the aggregate;

(ii) any one or more violations of any Land Use Requirement or Environmental Laws with respect to Owned Real Property and/or Linked Property, that causes the Purchaser’s lender to reduce the loan amount and such reduction, together with any reduction determined under Section 8.2(c)(i), aggregates at least $75,000,000. The term “Land Use Requirement” shall mean zoning, building code and other land use Legal Requirements regulating the use or occupancy of any real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such real property but shall exclude any amounts attributable to deferred maintenance or capital expenditures unless the subject thereof, if not remediated, would constitute a violation of any Land Use Requirement or Environmental Law; or

(iii) if Purchaser has complied with its obligations arising pursuant to the last sentence of Section 7.3(b), failure to obtain, primarily as a result of actions taken directly by the Company which shall constitute a breach of a representation, warranty or covenant by the Company, any necessary License required in order to make consummation of the Merger not in violation of any applicable Legal Requirements and in connection therewith a failure to implement, in compliance with Legal Requirements, an “Alternative Structure”. The term “Alternative Structure” shall mean the use of a management agreement, identity of interest transaction, retention of ownership in a liquidating trust for the benefit of the Company’s stockholders or other structure for the purpose of allowing Purchaser to obtain the desired financial benefits from a skilled nursing facility or long-term acute care facility or group of such facilities until the required License(s) are obtained, in each case which can be implemented in compliance with Legal Requirements and is reasonably acceptable to Purchaser and the Company;

(d) Purchaser shall have received a copy of the resolutions of the Company’s Board authorizing this Agreement and the Merger and of the stockholders of the Company approving the Merger, approving and adopting this Agreement and approving the transactions contemplated by this Agreement (other than the Subsequent Transactions), which copy shall be certified by an officer of the Company as being in full force and effect;

(e) The holders of no more than ten percent (10%) of the Shares (other than Shares beneficially owned, directly or indirectly by Purchaser or any Person acting in concert with Purchaser) shall have perfected appraisal rights under Section 262 of the GCL;

(f) The parties shall have obtained all necessary third party and Governmental Authority consents and approvals to the transactions contemplated hereby, including, without limitation, applicable lessors and lenders to the Company; provided, however, (i) that it is understood and expressly agreed that the parties will deem that all such necessary third party and Governmental Authority consents and approvals have been obtained if the consents and approvals obtained are subject only to conditions customarily imposed by the applicable regulatory authorities in transactions of the type contemplated by this Agreement, and (ii) the consents and approvals obtained are sufficient, if upon consummation of the transactions contemplated by this Agreement the Company will not reasonably be expected to experience a Company Material Adverse Effect.

(g) There shall not have occurred a general suspension of, or limitation on prices for, trading in securities on any national securities exchange or the over-the-counter market in the United States (other than a shortening of trading hours or any coordinated trading halt triggered solely as a result of a specified increase or decrease in a market index) or a declaration of a banking moratorium or any material suspension of payments in respect of banks in the United States or any material limitation by any U.S. Governmental Entity on the extension of credit by banks or other lending institutions in the United States any of which shall have been in effect for a continuous period of four (4) business days; provided, however, that, if any such events shall be in effect on the Closing Date for less than

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four (4) business days, Purchaser may postpone the Closing for a sufficient period of time (not to exceed four (4) business days) to determine the applicability of this condition.

      SECTION 8.3     Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction of the following further conditions:

(a) The representations and warranties made by Purchaser and Merger Sub herein (i) were true and correct, when made and (ii) shall be true and correct as of the Effective Time as if made on and as of such date (provided, however, that such representations and warranties which are by their express provisions made as of a specific date need be so true and correct only as of such specific date), except to the extent that any failure of such representations and warranties to be so true and correct as of the Effective Time would not prevent or materially delay the ability of Merger Sub or Purchaser to consummate the transactions contemplated by this Agreement, and each of the covenants and agreements of Purchaser and Merger Sub to be performed or complied with by Purchaser and Merger Sub at or prior to the Effective Time shall have been performed or complied with in all material respects and, at the Effective Time, Purchaser and Merger Sub shall have delivered to the Company a certificate dated as of the date of the Effective Time to such effect, confirming the accuracy of the Structural Assumptions and Structural Documents and the absence of any material changes, supplements or waivers of any provision thereof, and certifying that the Structural Documents are in full force and effect;

(b) The Company shall have received a copy of the resolutions of the Board of Directors of Purchaser and the Board of Directors of Merger Sub authorizing the Merger, the Agreement, the transactions contemplated thereby and the Subsequent Transactions to be implemented at the Effective Time, if any, which copy shall be certified by an executive officer of Purchaser or Merger Sub, as the case may be as being in full force and effect;

(c) At the Closing, Purchaser shall have available to it sufficient monies to enable Purchaser to pay the Aggregate Purchase Price and the Change of Control Payments, if any, due at the Closing; and

(d) The Company shall have received the opinion of Houlihan Lokey confirming as of the Effective Time the conclusions set forth in the Initial Opinion (the “Bring Down Opinion”).

ARTICLE IX

TERMINATION

      Section 9.1     Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company);

(a) by mutual written consent of the Company, Merger Sub and Purchaser;

(b) by either the Company or Purchaser, if the Merger has not been consummated on or prior to December 31, 2004 (the “End Date”) (including, without limitation, due to the failure of any of the conditions to such parties’ obligations as set forth in Article VIII to be satisfied); provided, however, that the right to terminate this Agreement under this clause shall not be available to any party whose action or failure to act has been the cause of, or resulted in, the failure of the transaction contemplated hereby to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c) (i) by either the Company or Purchaser, if there shall be any Legal Requirement (other than failure to obtain Licenses under the circumstances as set forth in Section 9.1(c)(ii) hereof) that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree of a court of competent jurisdiction shall permanently restrain or prohibit the consummation of the Merger, and such judgment, injunction, order or decree shall become final and

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non-appealable; provided, however, that the party terminating this Agreement pursuant to this clause shall have used its commercially reasonable best efforts to have such judgment, injunction, order or decree vacated; or (ii) by the Purchaser in the event of the failure to obtain any necessary License required to consummate the transactions contemplated hereby without being in violation of any Legal Requirements, if such failure is primarily a result of actions taken directly by the Company which shall constitute a breach of a representation, warranty or covenant by the Company, and if such License is not obtainable, the failure of the Company to implement an Alternative Structure that is in compliance with Legal Requirements;

(d) by the Company if there has been a material breach by Purchaser or Merger Sub of any of their respective representations, warranties or covenants contained in this Agreement that would cause the condition set forth in Section 8.3(a) not to be satisfied and such breach or condition is not curable by the End Date;

(e) by Purchaser, if there has been a material breach by the Company of any of the covenants or agreements set forth in Section 5.4(a) or Section 5.9, provided, however, that Purchaser may not terminate this Agreement based on an allegation that the Company has failed to “promptly” take relevant actions under Section 5.4(a);

(f) by Purchaser, if any of the Company’s representations, warranties or covenants (other than those set forth in Sections 5.4(a) or 5.9) contained in this Agreement that would cause the condition set forth in Sections 8.2(a), 8.2(b) or 8.2(c) not to be satisfied and such breach or condition is not curable by the End Date;

(g) by Purchaser, if the Company’s Board shall have withdrawn, or modified or changed, in a manner materially adverse to Purchaser, its approval or recommendation of the Merger, this Agreement or the other transactions contemplated by this Agreement or shall have recommended any Acquisition Proposal (other than the Merger);

(h) by either Purchaser or the Company if the Company’s stockholders shall have failed to approve the Merger, approve and adopt this Agreement and approve the other transactions contemplated by this Agreement at the Company Stockholders Meeting (or any adjournment or postponement thereof);

(i) by the Company in connection with a Superior Proposal if upon such termination of this Agreement, the Company promptly (i) enters into a definitive agreement with respect to such Superior Proposal and (ii) if applicable, pays any Purchaser Break Up Fee and Expense Reimbursement to Purchaser as provided in Section 9.2 of this Agreement. For purposes hereof, the term “Superior Proposal” shall mean any Acquisition Proposal which the Board of Directors of the Company determines, taking into account all legal, financial and regulatory aspects of such proposal, the likelihood of obtaining financing, and the identity of the Person making the proposal, represents a transaction more favorable to the Company’s stockholders than the transaction contemplated by this Agreement which, for the avoidance of doubt, may include a transaction where the consideration per share to be received by stockholders of the Company has a lower value than the Stock Price or is comprised of cash and/or other property or securities;

(j) by Purchaser if more than ten percent (10%) of the Shares (other than Shares beneficially owned, directly or indirectly by Purchaser or any Person acting in concert with Purchaser) shall have perfected appraisal rights under Section 262 of the GCL; or

(k) by the Company if, on or after the date the Company is entitled to draw upon the LC (as defined below) in accordance with this Agreement, the Company shall have submitted a Certification for Drawing Letter of Credit, in the form attached to the LC, to the LC Issuer (as defined below) and the LC Issuer shall not have honored the requested draw under the LC (without prejudice to the Company’s ability to pursue the proceeds of the LC).

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      SECTION 9.2     Effect of Termination.

      (a) Upon termination of this Agreement, all of the provisions of this Agreement other than Sections 5.2(b) and 9.2 and Article X shall become null and void and of no force and effect and there shall be no liability or obligation under this Agreement on the part of Purchaser, Merger Sub or the Company (other than with respect to the provisions of Sections 5.2(b) and 9.2 and Article X),

      (b) Upon termination, the Company shall pay to Purchaser, without duplication, the Purchaser Break-Up Fee and Expense Reimbursement as follows:

(i) (A) if Purchaser shall terminate this Agreement pursuant to Section 9.1(e), (B) if the Company shall terminate this Agreement pursuant to Section 9.1(i) by reason of the Company accepting a Superior Proposal and the Superior Proposal is a Covered Acquisition Transaction, or (C) if the Company shall terminate this Agreement pursuant to Section 9.1(i) by reason of the Company accepting, within sixty (60) days after the date of this Agreement, a Superior Proposal that is not a Covered Acquisition Transaction;

(ii) if Purchaser shall terminate this Agreement pursuant to Section 9.1(g) and at any time after the date of this Agreement and on or prior to the date of such termination an Acquisition Proposal shall have been publicly made or reaffirmed to the Company or publicly announced, and in each case, not withdrawn prior to such termination, and within nine (9) months of the termination of this Agreement, the Company enters into a definitive agreement with respect to an Acquisition Proposal which is a Covered Acquisition Transaction; or

(iii) if (A) the Company or Purchaser shall terminate this Agreement pursuant to Section 9.1(h), (B) the Company’s Board shall have, at or prior to the Company Stockholders Meeting, failed to recommend, or modified or changed, in a manner materially adverse to Purchaser, its approval or recommendation of, the Merger, this Agreement or the other transactions contemplated by this Agreement or shall have recommended any Acquisition Proposal (other than the Merger), (C) at any time after the date of this Agreement and, on or prior to the date of the Company Stockholders Meeting, an Acquisition Proposal shall have been publicly made or reaffirmed to the Company or publicly announced and, in each case, not withdrawn prior to such termination and (D) within nine (9) months of the termination of this Agreement, the Company enters into a definitive agreement with respect to a Covered Acquisition Transaction;

      (c) (i) Purchaser has caused to be delivered to the Company an irrevocable letter of credit issued by HSBC Bank USA (the “LC Issuer”) in the face amount of $40,000,000 (the “LC”). If, at any time on or prior to the close of business on October 20, 2004, Purchaser shall deliver to the Company, by wire transfer of immediately available funds from a Qualified Source (as defined below), cash in the amount of $40,000,000, the Company shall promptly, but in any event within two (2) business days, return the LC to Purchaser undrawn for returning to the LC Issuer for cancellation. Such cash provided by the Purchaser or the proceeds from the LC drawn pursuant to Section 9.2(c)(iii) are hereinafter referred to as the “LC Proceeds.” A “Qualified Source” shall include (i) Mr. Rubin Schron, provided that at the request of the Company, Purchaser shall provide an appropriate legal opinion from Jenkens Gilchrist Parker Chapin LLP, in form and substance reasonably satisfactory to the Company, that the payment is duly authorized and is not a fraudulent conveyance or subject to any preference risk under applicable state and federal bankruptcy law, or (ii) any other source which may be approved by the Company in its sole discretion.

      (ii) If the Closing shall have occurred on or prior to October 21, 2004, the Company shall, at the Closing, deliver the LC to Purchaser undrawn for return to the LC Issuer for cancellation or the LC Proceeds, as the case may be.

      (iii) If the Closing shall fail to occur at or prior to the close of business on October 21, 2004 for any reason other than a termination of this Agreement pursuant to Sections 9.1(a) or by Purchaser pursuant to Sections 9.1(c), (e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h) or (j), or by the Company pursuant to Section 9.1(c)(i), 9.1(h) or 9.1(i), the LC may be drawn upon by the Company on or after October 22, 2004 (unless cash has

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been substituted therefor) and the LC Proceeds shall be held by the Company in accordance with the remaining provisions of this Section 9.2(c). If this Agreement was terminated prior to the close of business on October 21, 2004 pursuant to Sections 9.1(a), (c), (e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h), (i), or (j), the Company shall, within two (2) business days of such termination, deliver the LC to Purchaser undrawn for return to the LC Issuer for cancellation or the LC Proceeds, as the case may be, which return shall be in addition to any payment to Purchaser of Purchaser’s Break Up Fee and Expense Reimbursement required, if any, in connection with such termination pursuant to Section 9.2(b).

      (iv) If the Closing shall occur at any time after the Company has drawn upon or received the LC Proceeds, the Company shall, on or prior to the Effective Time, transmit to the Purchaser or its designee an amount of cash equal to the LC Proceeds, by wire transfer of immediately available funds.

      (v) The Company shall be entitled to retain the LC Proceeds as the Company Break-Up Fee unless (A) the Closing shall not have occurred on or prior to December 31, 2004 as a result of the failure to satisfy the conditions set forth in (i) Section 8.2(a), (b) or (c) that may otherwise be required pursuant to this Agreement or (ii) Section 8.3(d) and Purchaser shall not be in breach of Section 6.3 or (B) this Agreement shall have been terminated pursuant to Section 9.1(a) or by Purchaser pursuant to Section 9.1(c), (e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h) or (j) or by the Company pursuant to Section 9.1(c)(i), 9.1(h) or 9.1(i), in any of which events under clauses (A) or (B) the Company shall, within two (2) business days of such termination, pay an amount equal to the LC Proceeds to the Purchaser or its designee by wire transfer of immediately available funds, which payment shall be in addition to any payment to Purchaser of Purchaser’s Break Up Fee and Expense Reimbursement, if any, required in connection with such termination pursuant to Section 9.2(b).

      (vi) In the event that Purchaser shall dispute the Company’s right to submit a draw to obtain the LC Proceeds, the Company shall nevertheless be permitted to draw on the LC and receive the LC Proceeds but such draw shall be without prejudice to Purchaser’s right to assert subsequently that such draw was improper and to obtain from the Company the LC Proceeds.

      (d) Unless the Company is required to pay the Purchaser Break-Up Fee and Expense Reimbursement pursuant to Section 9.2(b), the Company shall pay to Purchaser an amount equal to the Purchaser Expenses, without duplication, (i) if the Purchaser shall terminate this Agreement pursuant to Section 9.1(f) and, prior to the time of such termination, the Company shall not be entitled to terminate this Agreement; (ii) if Purchaser shall terminate this Agreement pursuant to Section 9.1(g) and at any time after the date of this Agreement, and on or prior to the date of such termination an Acquisition Proposal shall have been publicly made or reaffirmed to the Company or publicly announced and not withdrawn prior to such termination, and within nine (9) months of the termination of this Agreement, the Company enters into a definitive agreement with respect to any Acquisition Proposal which is not a Covered Acquisition Transaction, (iii) if (A) the Company or Purchaser shall terminate this Agreement pursuant to Section 9.1(h), (B) the Company’s Board shall have, at or prior to the Company Stockholders Meeting, failed to recommend, or modified or changed, in a manner materially adverse to Purchaser, its approval or recommendation of the Merger, this Agreement or the other transactions contemplated by this Agreement or shall have recommended any Acquisition Proposal (other than the Merger), (C) at any time after the date of this Agreement and, on or prior to the date of the Company Stockholders Meeting, an Acquisition Proposal shall have been publicly made or reaffirmed to the Company or publicly announced and, in each case, not withdrawn prior to such termination and (D) within nine (9) months of the termination of this Agreement, the Company enters into a definitive agreement with respect to an Acquisition Proposal which is not a Covered Acquisition Transaction, (iv) if (A) the Company or Purchaser shall terminate this Agreement pursuant to Section 9.1(h), (B) the Company’s Board shall have, at or prior to the Company Stockholders Meeting, failed to recommend, or modified or changed, in a manner materially adverse to Purchaser, its approval or recommendation of the Merger, this Agreement or the other transactions contemplated by this Agreement (in the absence of an Acquisition Proposal) and (C) within nine (9) months of the termination of this Agreement, the Company enters into a definitive

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agreement with respect to an Acquisition Proposal, which is a Covered Acquisition Transaction or (v) if the Company shall terminate this Agreement pursuant to Section 9.1(i), by reason of the Company accepting, more than sixty (60) days after the date of this Agreement, a Superior Proposal which is not a Covered Acquisition Transaction.

      (e) (i) The Purchaser Break-Up Fee and Expense Reimbursement required to be paid pursuant to Section 9.2(b)(i) shall be paid concurrently with the termination of this Agreement, and the Purchaser Break-Up Fee and Expense Reimbursement required to be paid pursuant to Section 9.2(b)(ii) or 9.2(b)(iii) shall be paid to Purchaser at the time the Company enters into a definitive agreement with respect to a Covered Acquisition Transaction.

      (ii) Any Purchaser Expenses required to be paid pursuant to Section 9.2(d) (i) shall be paid to the Purchaser concurrently with the termination of this Agreement. Any Purchaser Expenses required to be paid pursuant to Section 9.2(d) (ii), (iii), (iv) or (v) shall be paid to the Purchaser at the time the Company enters into a definitive agreement with respect to the applicable Acquisition Proposal.

      (f) Notwithstanding anything to the contrary contained herein, in the event that the Agreement is terminated pursuant to Section 9.1(g) and (i), Purchaser shall have voted against the approval of this Agreement, approval and adoption of the Merger, or approval of the other transactions contemplated by this Agreement at the Company Stockholders Meeting (or any adjournment or postponement thereof) and (ii) with Purchaser’s vote in favor of such approvals and adoption at the Company Stockholders Meeting (or any adjournment or postponement thereof) such approval and adoption would have been obtained at the Company Stockholders Meeting (or any adjournment or postponement thereof), the Company shall not be obligated to pay the Purchaser Break-Up Fee and Expense Reimbursement to Purchaser.

      (g) (i) “Purchaser Break-Up Fee and Expense Reimbursement” means $20.0 million.

      (ii) “Company Break-Up Fee” means $40.0 million.

      (iii) “Purchaser Expenses” means all of Purchaser’s actual and reasonable out-of-pocket expenses incurred in connection with the transactions contemplated in this Agreement, including in connection with preparing and negotiating this Agreement, carrying out its due diligence of the Company, the Subsidiaries and the Business, the Company’s assets and liabilities, and costs of any financing of the transactions contemplated hereby (including, without limitation, in connection with each of the foregoing, regulatory filing fees, commitment fees, due diligence costs, title and survey costs, reasonable attorneys’, accounting, appraisal, engineering, investment banking and any other professional fees and expenses) but not to exceed the sum of $5 million.

      (iv) “Covered Acquisition Transaction” shall mean any Superior Proposal that provides a per share value to the Company’s stockholders greater than the Stock Price, determined at the time of execution of the definitive agreement relating to such Superior Proposal.

      (h) All payments under this Section 9.2 to be made by the Company shall be made by wire transfer of immediately available funds to an account designated by Purchaser or the Company, as applicable.

      (i) The Company and Purchaser each acknowledge that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement, and that, without such agreements, the Company and Purchaser would not enter into this Agreement. Accordingly, if the Company or Purchaser fails to promptly pay any amounts owing pursuant to this Section 9.2 when due, the Company or Purchaser, as applicable, shall, in addition thereto, pay to Purchaser and its affiliates, or the Company and its affiliates, as applicable, all costs and expenses (including the reasonable fees and disbursements of counsel) incurred in collecting such amounts, together with interest on such amounts (or any unpaid portion thereof) from the date such payment was required to be made until the date such payment is received by the Purchaser and its affiliates, or the Company and its affiliates, as applicable, at the prime rate of Citibank, N.A. as in effect from time to time during such period plus two percent (2%).

      (j) The parties agree that the amounts provided for in Section 9.2 constitute a fair and reasonable estimate of the damages to the intended recipient thereof resulting from the failure to consummate the

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Merger (which cannot be determined with precision), serve as liquidated damages and that, upon payment of the specified amount, neither party shall have any further liability to the others under this Agreement or in connection with the transactions contemplated hereby

ARTICLE X

MISCELLANEOUS

      SECTION 10.1     Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by recognized national overnight courier, facsimile transmission or certified or registered mail, return receipt requested as follows:

      If to Purchaser or the Merger Sub:

National Senior Care, Inc.
The Highlands
920 Ridgebrook Road
Sparks, Maryland 21152
Attn: Harry Grunstein, President
Fax: (410) 773-2020

      With a copy to:

SMV Property Holdings, LLC
c/o Cammeby’s International Ltd.
45 Broadway, 25th Floor
New York, New York 10006
Fax: (212) 284-3798

      With a copy to

Leonard Grunstein, Esq.
Jenkens & Gilchrist Parker Chapin LLP
405 Lexington Avenue
New York, New York 10174
Fax: (212) 704-6288

      With a copy to

Amar Budarapu, Esq.
Baker & McKenzie
2300 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Fax: (214) 978-3099

      If to the Company, to:

C. Christian Winkle
President & CEO
Mariner Health Care, Inc.
One Ravinia Drive, Suite 1500
Atlanta, Georgia 30346
Fax: (678) 443-6796

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      With a copy to:

Stefano Miele, General Counsel
Mariner Health Care, Inc.
One Ravinia Drive, Suite 1500
Atlanta, Georgia 30346
Fax: (678) 443-6782

      and

Richard H. Miller, Esq.
Powell, Goldstein, Frazer & Murphy LLP
16th Floor
191 Peachtree Street NE
Atlanta, Georgia 30303
Fax: (404) 572-6999

or to such other person or address as any party shall specify by notice in writing to the other party. Except for a notice of change of address, which shall be effective only upon receipt thereof, all such notices and other communications shall be deemed to have been given on (a) the date received (or refused) if personally delivered, (b) the day of delivery (or next business day if the delivery date is not a business day) if sent by recognized national overnight courier, (c) the date of transmission (or next business day if the transmission is not on, or is after 5:00 p.m. eastern time, on a business day) if sent by telecopy as indicated on the confirmation thereof, or (d) five (5) business days following deposit in the mail if sent by mail.

      SECTION 10.2     Survival. The representations and warranties and agreements contained herein, in the Company Disclosure Statement (or any updates thereof) and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for the provisions of Article I, Section 5.6 (Retention Plan), Section 6.4 (Director and Officer Liability Insurance), Section 6.7 (Solvency of the Surviving Corporation), Section 7.2 (Public Disclosure), Section 7.3 (Further Assurances), and Article X hereof.

      SECTION 10.3     Expenses. Except as otherwise provided in this Agreement, each of the parties hereto shall bear such party’s own expenses in connection with this Agreement and the transactions contemplated hereby.

      SECTION 10.4     Invalidity. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

      SECTION 10.5     Successors and Assigns. Except as contemplated hereby, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company, Merger Sub and Purchaser, respectively.

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      SECTION 10.6     Governing Law. The validity of this Agreement and of any of its terms or provisions, as well as the rights and duties of the parties under this Agreement, shall be construed pursuant to and in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

      SECTION 10.7     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

      SECTION 10.8     Entire Agreement; Amendments. This Agreement and the documents referred to herein (including the Company Disclosure Schedule) constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, oral and written, with respect to their subject matter, except that the Confidentiality Agreement shall remain in full force and effect. Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Purchaser and Merger Sub or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company, no such amendment or waiver shall, without the further approval of such stockholders and each party’s Board of Directors, alter or change (i) the amount or kind of consideration to be received in exchange for any shares of capital stock of the Company or (ii) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any Shares. The foregoing notwithstanding, the parties acknowledge that ministerial computations are not amendments or modifications of this Agreement and do not alter or change the consideration to be received in exchange for the capital stock of the Company.

      SECTION 10.9     Knowledge and Notices. When the term “knowledge” is used in this document it means to the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, General Counsel, and Vice President — Real Estate, and includes such knowledge as would have been obtained by making inquiry of the person who is responsible for the business unit having primary responsibility for the subject matter or aspect of the business at issue. When reference is made to the Company receiving notice, it shall mean notices received as of the date of this Agreement.

      SECTION 10.10     Certain Rules of Construction. (a) References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words “include,” “includes,” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.”, unless preceded by a negative predicate. Unless the context otherwise requires, references in this Agreement to Articles and Sections shall be deemed references to Articles and Sections to this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. The words “transactions contemplated by this Agreement” or words of similar meaning when used in this Agreement shall not include any Subsequent Transactions or Alternate Structures; provided, however, that this shall not limit the Company’s obligations to cooperate with respect to Subsequent Transactions and Alternate Structures as expressly set forth herein. The words “cooperate,” “assist,” “effort” or words of similar meaning, when used in this Agreement in connection with imposing an obligation on the Company and/or the Subsidiaries shall mean the taking by the Company and/or its Subsidiaries of such actions upon the request of Purchaser that are reasonably within the control and ability of the Company to take and will not materially interfere with the ordinary operations of the Business.

      (b) To the extent any representation or warranty regarding the enforceability of an agreement is qualified by references to the application of laws governing bankruptcy or insolvency, such qualification shall not apply to the Company Plan of Reorganization or any Bankruptcy Orders

      (c) The phrases “in the ordinary course of business,” “consistent with past practice” and other phrases of similar import shall be used herein with respect to the Company and the Subsidiaries to mean the manner in which the Company and the Subsidiaries have operated from and after May 13, 2002

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      SECTION 10.11     Specific Performance. The Company acknowledges and agrees that the Purchaser would be damaged irreparably in the event that the obligations of the Company to close the transactions contemplated by this Agreement and, after Purchaser’s delivery of the Debt Commitment Letter, to call and hold a Company Stockholders Meeting pursuant to Section 5.4 hereof, are not performed in accordance with their specific terms or are otherwise breached. Accordingly, the Company agrees that Purchaser, if it does not elect to terminate this Agreement in connection with any such breach or non-performance of the Company, shall be entitled to an injunction or injunctions, and to enforce specifically (i) the closing under this Agreement as long as Purchaser is not otherwise in breach of any of its obligations under this Agreement in a manner that would permit the Company to terminate this Agreement and all of the conditions to the Company’s obligations shall have been fulfilled and (ii) after the Purchaser’s delivery of the Debt Commitment Letter, the obligations of the Company under Section 5.4 to duly call, give notice of, convene and hold a Company Stockholders Meeting for the purposes of the approving the Merger, approving and adopting this Agreement and approving the transactions contemplated by this Agreement, in any court having personal and subject matter jurisdiction, in addition to any other remedy to which Purchaser may be entitled at law or in equity. Any remedy for damages available for any intentional violation by a party of its covenants shall be limited to the applicable break-up fee, if any, or reimbursement of expenses, if any, that would otherwise by payable to such party pursuant to this Agreement.

      SECTION 10.12     Representations and Warranties and Company Disclosure Schedule. The Company will use its commercially reasonable best efforts to identify disclosures in the Company Disclosure Schedule by referring to a specific section of this Agreement with cross references as appropriate; provided, however that, the failure to repeat an item identified in a Company Disclosure Schedule, employ a section reference or cross-reference such item in another section where such reference would be appropriate shall not, in and of itself, constitute a breach of a representation or warranty of the section from which the reference is omitted. It is expressly acknowledged and agreed that the Company shall have the ability to update the Company Disclosure Schedule immediately prior to the Closing Date so that when the Company’s representations and warranties are restated at Closing as required by Section 8.2(a) hereof, such representations and warranties will be modified by the Company Disclosure Schedule as so updated immediately prior to the Closing Date; provided, however, that such updates shall not be considered a modification of the Company Disclosure Schedule for purposes of determining the existence of a Company Material Adverse Change or the purpose of determining the occurrence of any of the events in Section 8.2(c); and provided, further, that in the event the Purchaser elects to consummate the Merger and the transactions contemplated by this Agreement, Purchaser shall be deemed to have irrevocably and forever waived the right to assert that any of the matters set forth on any update of the Company Disclosure Schedule provides the basis for, or otherwise constitutes a breach by the Company of any of its representations and warranties set forth herein.

[SIGNATURES ARE ON NEXT PAGE]

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      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

NATIONAL SENIOR CARE, INC.

By:	/s/ HARRY GRUNSTEIN

Name: Harry Grunstein

Title:	President

NCARE ACQUISITION CORP.

By:	/s/ HARRY GRUNSTEIN

Name: Harry Grunstein

Title:	President

MARINER HEALTH CARE, INC.

By:	/s/ C. CHRISTIAN WINKLE

Name: C. Christian Winkle

Title:	Chief Executive Officer

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ANNEX A-2

FIRST AMENDMENT TO

AGREEMENT AND PLAN OF MERGER
AMONG NATIONAL SENIOR CARE, INC.,
NCARE ACQUISITION CORP. AND
MARINER HEALTH CARE, INC.

      This FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER, dated as of October 21, 2004 (this “First Amendment”), by and among MARINER HEALTH CARE, INC., a Delaware corporation (the “Company”), NATIONAL SENIOR CARE, INC., a Delaware corporation (“Purchaser”) and NCARE ACQUISITION CORP., a Delaware corporation and wholly owned subsidiary of Purchaser (“Merger Sub”).

      WHEREAS, the Company, Purchaser and Merger Sub have entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 28, 2004;

      WHEREAS, the capitalized terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Merger Agreement;

      WHEREAS, Purchaser and Merger Sub have previously requested that the Company postpone the exercise of its right, under the Merger Agreement, to draw on the LC (as defined below); and

      WHEREAS, the Company is willing to agree, on the terms and conditions hereinafter set forth and in consideration of the amendments to the Merger Agreement agreed to by Purchaser and Merger Sub described herein, to postpone the time at which it may draw on the LC from October 22, 2004, to December 8, 2004;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company, Purchaser and Merger Sub hereby agree as follows:

SECTION 1.     Amendments

      1.1     Amendments to Section 3.1: Organization and Qualification. Section 3.1 of the Merger Agreement is hereby amended by deleting the final sentence of Section 3.1 in its entirety and substituting the following:

“Company Material Adverse Change” or “Company Material Adverse Effect,” as the case may be, shall mean any change, effect, event or condition occurring on or prior to the date of this First Amendment (i) which, individually or in the aggregate, has had a material adverse effect on the business, results of operations or financial condition or assets of the Company and the Subsidiaries, taken as a whole, or (ii) that could reasonably be expected to prevent or materially delay the Company’s ability to consummate the transactions contemplated hereby; provided, however, that, in no event will any of the following, alone or in combination, constitute a Company Material Adverse Effect or a Company Material Adverse Change: (a) a change in the trading prices of any of the Company’s securities, in and of itself; (b) general economic, political and financial market changes and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on the Company and the Subsidiaries taken as a whole than the effect on similarly situated companies; (c) reductions in regulatory reimbursement rates affecting the Company taking effect after the Effective Time and the effects, changes, events, circumstances and conditions resulting therefrom, to the extent not having a materially disproportionate impact on the Company and the Subsidiaries taken as a whole than the effect on similarly situated companies; (d) any effects, changes, events, circumstances or conditions resulting from the announcement or pendency of any of the transactions provided for in this Agreement; (e) any effects, changes, events, circumstances or conditions resulting from compliance by the Purchaser or the Company with the terms of, or the taking of any action specifically required to be taken in, this

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Agreement; (f) the effect of any matters specifically disclosed in the Company Disclosure Schedule or in the Company SEC Filings (as defined below) as filed or amended through the date hereof, excluding any disclosures set forth under captions entitled “Risk Factors,” and “Forward-looking Statements” unless the same information is appropriately set forth on the Company Disclosure Statement, (g) any effects, changes, events, circumstances or conditions resulting from the matters that have been addressed in any notices delivered to Purchaser or Merger Sub subsequent to the date of the Merger Agreement and prior to the date of this First Amendment, including, without limitation, any interim financial reports (“Reported Events”), and (h) any effects, changes, events, circumstances or conditions resulting from any fact, circumstance, event, development or similar matters as to which Purchaser or Merger Sub or any of their affiliates had knowledge as of the date of this First Amendment regardless of whether or not such fact, circumstance, event, development or similar matter was the subject of any notice delivered by the Company pursuant to the Merger Agreement or otherwise (“Known Events”, and together with the Reported Events, the “Events”).

      1.2     Amendments to Section 5.1: Conduct of the Company. Section 5.1 of the Merger Agreement is hereby amended by deleting Section 5.1(b)(i) in its entirety and substituting the following:

“(i) adopt or propose any change in the Company’s articles of incorporation or in the case of the Company’s by laws, adopt or propose any change which would have a Company Material Adverse Effect (for purposes of this clause (i), even if such event resulting in a Company Material Adverse Effect occurs after October 21, 2004);”

      1.3     Amendments to Section 5.3: Notices of Certain Events. Section 5.3 of the Merger Agreement is hereby amended by deleting Section 5.3(d) in its entirety and substituting the following:

“(d) the occurrence, to the Company’s Knowledge, of any event that has had a Company Material Adverse Change (for this purpose, even if such event occurs on or after October 21, 2004);”

      1.4     Amendments to Section 9.2: Effect of Termination. Section 9.2 of the Merger Agreement is hereby amended by deleting Section 9.2(c) in its entirety and substituting the following:

“(c) (i) Purchaser has caused to be delivered to the Company an irrevocable letter of credit issued by HSBC Bank USA (the “LC Issuer”) in the face amount of $40,000,000 (the “LC”). If, at any time on or prior to the close of business on December 6, 2004, Purchaser shall deliver to the Company, by wire transfer of immediately available funds from a Qualified Source (as defined below), cash in the amount of $40,000,000, the Company shall promptly, but in any event within two (2) business days, return the LC to Purchaser undrawn for returning to the LC Issuer for cancellation. Such cash provided by the Purchaser or the proceeds from the LC drawn pursuant to Section 9.2(c)(iii) are hereinafter referred to as the “LC Proceeds.” A “Qualified Source” shall include (i) Mr. Rubin Schron, provided that at the request of the Company, Purchaser shall provide an appropriate legal opinion from Jenkens & Gilchrist Parker Chapin LLP, in form and substance reasonably satisfactory to the Company, that the payment is duly authorized and is not a fraudulent conveyance or subject to any preference risk under applicable state and federal bankruptcy law, or (ii) any other source which may be approved by the Company in its sole discretion.

(ii) If the Closing shall have occurred on or prior to December 7, 2004, the Company shall, at the Closing, deliver the LC to Purchaser undrawn for return to the LC Issuer for cancellation or the LC Proceeds, as the case may be.

(iii) If the Closing shall fail to occur at or prior to the close of business on December 7, 2004 for any reason other than a termination of this Agreement pursuant to Sections 9.1(a) or by Purchaser pursuant to Sections 9.1(c), (e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h) or (j), or by the Company pursuant to Section 9.1(c)(i), 9.1(h) or 9.1(i), the LC may be drawn upon by the Company on or after December 8, 2004 (unless cash has been substituted therefor) and the LC Proceeds shall be held by the Company in accordance with the remaining provisions of this Section 9.2(c). If this Agreement was terminated prior to the close of business on December 7, 2004 pursuant to Sections 9.1(a), (c),

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(e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h), (i), or (j), the Company shall, within two (2) business days of such termination, deliver the LC to Purchaser undrawn for return to the LC Issuer for cancellation or the LC Proceeds, as the case may be, which return shall be in addition to any payment to Purchaser of Purchaser’s Break Up Fee and Expense Reimbursement required, if any, in connection with such termination pursuant to Section 9.2(b).

(iv) If the Closing shall occur at any time after the Company has drawn upon or received the LC Proceeds, the Company shall, on or prior to the Effective Time, transmit to the Purchaser or its designee an amount of cash equal to the LC Proceeds, by wire transfer of immediately available funds.

(v) The Company shall be entitled to retain the LC Proceeds as the Company Break-Up Fee unless (A) the Closing shall not have occurred on or prior to December 7, 2004 as a result of the failure to satisfy the conditions set forth in (i) Section 8.2(a), (b) or (c) that may otherwise be required pursuant to this Agreement or (ii) Section 8.3(d) and Purchaser shall not be in breach of Section 6.3 or (B) this Agreement shall have been terminated pursuant to Section 9.1(a) or by Purchaser pursuant to Section 9.1(c), (e), (f), (g) (in connection with the Company accepting an Acquisition Proposal for a Covered Acquisition Transaction), (h) or (j) or by the Company pursuant to Section 9.1(c)(i), 9.1(h) or 9.1(i), in any of which events under clauses (A) or (B) the Company shall, within two (2) business days of such termination, pay an amount equal to the LC Proceeds to the Purchaser or its designee by wire transfer of immediately available funds, which payment shall be in addition to any payment to Purchaser of Purchaser’s Break Up Fee and Expense Reimbursement, if any, required in connection with such termination pursuant to Section 9.2(b).

(vi) In the event that Purchaser shall dispute the Company’s right to submit a draw to obtain the LC Proceeds, the Company shall nevertheless be permitted to draw on the LC and receive the LC Proceeds but such draw shall be without prejudice to Purchaser’s right to assert subsequently that such draw was improper and to obtain from the Company the LC Proceeds.”

      1.5     Addition of New Section 10.13. The Merger Agreement is hereby amended by adding the following provision as Section 10.13:

“Section 10.13 Waiver in Connection with PL/ GL Matters. The Purchaser and Merger Sub hereby agree that no past or future reports, conclusions, commentaries, opinions, or description of developments described in actuarial reports or any other source regarding the Company’s PL/ GL exposure relating to conditions, claims, events or circumstances existing on or before October 21, 2004, or any risk or liability associated therewith, regardless if such reports, risks or liabilities have an impact on the past or future reserves established by the Company and reflected in the Company’s financial statements or any other impact on the Company (either alone or with other matters) (collectively, the “PL/ GL Matters”), directly or indirectly (i) shall serve as a basis for Purchaser or Merger Sub asserting (and none of the PL/ GL Matters shall otherwise constitute) a breach or default pursuant to the terms and conditions of the Merger Agreement, including without limitation, any breach or default of any of the Company’s representations and warranties (whether made or to be made), covenants or other obligations described in the Merger Agreement; (ii) shall serve as a basis for Purchaser or Merger Sub asserting that any of the conditions to the obligations of Purchaser or Merger Sub to consummate the transactions contemplated by the Merger Agreement have not been satisfied (and none of the PL/ GL Matters shall constitute or result in any failure of any such condition), and (iii) shall serve as a basis for Purchaser or Merger Sub terminating or seeking to terminate the Merger Agreement.”

      1.6     Addition of New Section 10.14. The Merger Agreement is hereby amended by adding the following provision as Section 10.14:

“Section 10.14 Waiver in Connection with Certain Other Matters. The Purchaser and Merger Sub hereby agree that no Event either alone or with other matters, directly or indirectly (i) shall

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serve as a basis for Purchaser or Merger Sub asserting (and no Event shall otherwise constitute), a breach or default pursuant to the terms and conditions of the Merger Agreement, including without limitation, any breach or default of any of the Company’s representations and warranties (whether made or to be made), covenants or other obligations described in the Merger Agreement; (ii) shall serve as a basis for Purchaser or Merger Sub asserting that any of the conditions to the obligations of Purchaser or Merger Sub to consummate the transactions contemplated by the Merger Agreement have not been satisfied (and no Event shall constitute or result in any failure of any such condition), and (iii) shall serve as a basis for Purchaser or Merger Sub terminating or seeking to terminate the Merger Agreement.

SECTION 2.     Limitation of Amendments

      2.1     Except as expressly amended by the foregoing, the Merger Agreement shall remain unchanged and in effect and the terms of the Merger Agreement not expressly amended by this First Amendment are hereby incorporated by reference into this First Amendment as if set forth fully herein.

SECTION 3.     Acknowledgment and Consent

      3.1     Each of the Company, the Purchaser and the Merger Sub hereby acknowledges that it has reviewed the terms and provisions of the Merger Agreement and this First Amendment and consents to the amendments effected pursuant to this First Amendment.

SECTION 4.     Due Authorization; Legally Valid

      4.1     Each of the parties to this First Amendment represents and warrants to the other parties hereto that the execution, delivery and performance of this First Amendment by such party has been duly authorized by all necessary action on the part of such parties.

      4.2     Each of the parties to this First Amendment represents and warrants to the other parties hereto that the Merger Agreement as amended by this First Amendment has been duly executed and delivered by such party and is the legally valid and binding obligation of such party, enforceable against such party in accordance with its terms.

[The remainder of this page is intentionally left blank.]

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      IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the date first above written.

NATIONAL SENIOR CARE, INC.

By:	/s/ HARRY GRUNSTEIN

Name: Harry Grunstein

Title:	President

NCARE ACQUISITION CORP.

By:	/s/ HARRY GRUNSTEIN

Name: Harry Grunstein

Title:	President

MARINER HEALTH CARE, INC.

By:	/s/ STEFANO M. MIELE

Name: Stefano M. Miele

Title:	Senior Vice President

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ANNEX B

OPINION OF J.P. MORGAN SECURITIES INC.

June 28, 2004

The Board of Directors

Mariner Health Care, Inc.
One Ravinia Drive, Suite 1500
Atlanta, GA 30346

Members of the Board of Directors:

      You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $.01 per share (the “Company Common Stock”), of Mariner Health Care, Inc. (the “Company”) of the consideration to be received by such holders in the proposed merger (the “Merger”) of NCARE Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of National Senior Care, Inc. (the “Purchaser”) with and into the Company. Pursuant to the Agreement and Plan of Merger to be dated June 28, 2004 (the “Agreement”), among the Company, the Purchaser and Merger Sub, the Company will become a wholly-owned subsidiary of the Purchaser, and each outstanding share of Company Common Stock (other than (a) shares of Company Common Stock as to which appraisal rights are timely and properly perfected and not withdrawn prior to the effective time of the Merger, (b) shares of Company Common Stock held in treasury or owned by the Purchaser or any subsidiary of the Purchaser, and (c) restricted stock under the Company’s 2003 plan as to which issuance has been deferred) will be converted automatically into the right to receive $30.00 in cash per share.

      In arriving at our opinion, we have (i) reviewed the final form of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

      In addition, we have held discussions with certain members of the management of the Company and the Purchaser with respect to certain aspects of the Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

      In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company and the Purchaser (including valuations and appraisals of the Company and its assets provided to us) or was otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities. In relying on financial analyses and forecasts provided to us by the Company, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We have also assumed that the Merger will be consummated as described in the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel. We have also assumed that the definitive Agreement will not differ in any material respects from the final form thereof furnished to us.

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      Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Company Common Stock in the proposed Merger and we express no opinion as to the underlying decision by the Company to engage in the Merger.

      Although we did have discussions with representatives of three entities which made unsolicited inquiries, we note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.

      We have acted as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services which is contingent on the consummation of the Merger. We and our affiliates have in the past provided financing services to the Company and may continue to do so, and have received, and may receive, fees for the rendering of such services. In particular, we and our affiliates have, in the past, acted as joint bookrunner and lender on credit facilities for the Company. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Purchaser or its affiliates for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

      On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be received by the holders of the Company Common Stock in the proposed Merger is fair, from a financial point of view, to such holders.

      This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except that this opinion may be reproduced in full and described in a manner acceptable to us in any proxy or information statement mailed to shareholders of the Company.

Very truly yours,

J.P. MORGAN SECURITIES INC.

J.P. Morgan Securities Inc.

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ANNEX C

OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

June 28, 2004

To The Board of Directors

Mariner Health Care, Inc.
1 Ravinia Drive, Suite 1500
Atlanta, Georgia 30346

Dear Directors:

      We understand that Mariner Health Care, Inc. (the “Company”) intends to enter into an agreement whereby it will merge with NSC Acquisition Corp. LLC (“NSC”), which is a wholly-owned subsidiary of National Senior Care, Inc. (the “Purchaser”), with the Company surviving the merger under section 251 of the General Corporation Law of the State of Delaware (the “Merger”) as a wholly-owned subsidiary of Purchaser. In connection with the Merger, the Company’s common shareholders will receive $629 million in cash consideration, or $30 per share in exchange for their common shares (the “Stock Price”). The Stock Price plus approximately $391 million of indebtedness to be paid off or refinanced in connection with the Merger, results in approximately $1.057 billion of total cash merger consideration (the “Purchase Price”). It is also our understanding that the Purchaser is presently contemplating funding the Purchase Price with the proceeds received from the sale of the Company’s owned skilled nursing facility (“SNF”) real estate portfolio for $800 million to SMV Property Holdings LLC (the “Real Estate Transaction”) along with a $150 million asset based loan (the “Secured Loan”), a $75 million equity capital commitment from NSC and approximately $20 million of the Company’s cash on hand. In addition, there will be a revolving line of credit facility (the “Cammeby’s Line of Credit”) provided by Cammeby’s Funding LLC presently contemplated to be available to fund the liquidity needs of the Company, if any. It is presently contemplated that the Secured Loan and the Cammeby’s Line of Credit (sometimes referred to herein as the “Financing”) will be the only interest bearing obligations of the Company following the Merger (other than certain mortgages and capital leases with respect to certain skilled nursing facilities (the “Omega/ Capital Lease Properties”) that it is presently expected the Company will retain for a period of time). We understand that following the Merger, the Company may reserve from the real estate financing detailed below approximately $80 million in a restricted account that pre-funds the entire outstanding balance of the mortgages and capital lease obligations relating to Omega/ Capital Lease Properties that it is presently contemplated will be retained by the Company following the Merger. We also understand that there currently is no agreement, arrangement or understanding regarding the sale or other transfer of the Omega/ Capital Lease Properties and that any such transfer would be in exchange for fair market value consideration. The Real Estate Transaction will be funded by SMV, which is controlled by Rubin Schron, who will apply for mortgage financing of the SNF real estate (estimated at $675 million including any such $80 million aforementioned pre-funded account) and provide to NSC an equity capital commitment of $125 million. The Merger, the Real Estate Transaction and the Financing, each as disclosed to Houlihan Lokey are collectively referred to herein as the “Transaction.”

      You have requested our written opinion (the “Opinion”) as to the matters set forth below. This Opinion values the Company as a going-concern (including goodwill), on a pro forma basis, immediately after and giving effect to the Transaction. For purposes of this Opinion, “fair value” shall be defined as the amount at which the Company would change hands between a willing buyer and a willing seller, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both; and “present fair saleable value” shall be defined as the amount that may be realized if the Company’s aggregate assets (including goodwill) are sold as an entirety with reasonable promptness in an arm’s length transaction under present conditions for the sale of comparable business enterprises, as such conditions can be reasonably evaluated by Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”). We have used the same valuation methodologies in determining fair value and present fair saleable value for purposes of rendering this Opinion. The term “identified contingent liabilities” shall mean the stated amount of contingent liabilities identified to us and valued by responsible officers of the Company, upon whom we have relied without independent verification; no other contingent liabilities will be considered. Being “able to pay its debts as they become absolute and mature” shall mean that, assuming the Transaction has been consummated as proposed, the Company’s financial forecasts for the period 2004 through 2010 indicate positive cash flow for such period, including (and after giving effect to) the payment of installments due under loans made pursuant to the indebtedness incurred in the Transaction, as such installments are scheduled at the close of the Transaction. It is Houlihan Lokey’s understanding, upon which it is relying, that the Company’s Board of Directors and any other recipient of the Opinion will consult with and rely solely upon their own legal counsel with respect to said definitions. No representation is made herein, or directly or indirectly by the Opinion, as to any legal matter or as to the sufficiency of said definitions for any purpose other than setting forth the scope of Houlihan Lokey’s Opinion hereunder.

      Notwithstanding the use of the defined terms “fair value” and “present fair saleable value,” we have not been engaged to identify prospective purchasers or to ascertain the actual prices at which and terms on which the Company can currently be sold, and we know of no such efforts by others. Because the sale of any business enterprise involves numerous assumptions and uncertainties, not all of which can be quantified or ascertained prior to engaging in an actual selling effort, we express no opinion as to whether the Company would actually be sold for the amount we believe to be its fair value and present fair saleable value.

      In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. reviewed the Company’s annual reports to shareholders and on Form 10-K for the fiscal years ended December 31, 2001, 2002 and 2003 and quarterly reports on Form 10-Q for the quarters ended March 31, 2002, 2003, 2004 and Company-prepared interim financial statements for the Company’s primary businesses that will remain as businesses of the Company after the consummation of the Transaction (i.e., Long Term Acute Care facilities (“LTACs”), Omega/ Capital Lease Properties, SNF operating lease facilities, Joint Venture) for the fiscal year ended December 31, 2003 and the quarters ended March 31, 2003 and March 31, 2004, which the Company’s management has identified as the most current information available;

2. reviewed an Company-prepared detailed list of properties owned or leased by the Company;

3. reviewed the accounts receivable aging studies prepared by the Company;

4. reviewed a copy of the Merger Agreement, dated June 28, 2004;

5. spoken with certain members of the senior management of the Company regarding the operations, financial condition, liabilities (including contingent liabilities), insurance, future prospects and projected operations and performance of the Company and the Transaction;

6. spoken with certain principals of the Purchaser and SMV’s advisors at CS First Boston regarding the proposed financing structure and timing of the Transaction;

7. reviewed the report entitled “General/ Professional Liability Actuarial Reserve Valuation: dated September 30, 2003 (the “P.L./ G.L. Report”) prepared by AON Risk Consultants, Inc. (“AON”);

8. spoken with a representative from AON regarding their forecasts and valuations of the Company’s personal liability/ general liability (“P.L./ G.L.”) liability;

9. spoken with a representative from Jones Day regarding the Company’s pending litigation against PricewaterhouseCoopers;

10. spoken with representatives from JP Morgan regarding the Transaction;

11. spoken with representatives from Powell Goldstein Fraser & Murphy, LLP and KPMG LLP with regard to the tax impact of the Transaction on the Company and certain assumptions with respect therein;

12. visited certain facilities and business offices of the Company;

13. reviewed forecasts and projections prepared by the Company’s management with respect to the Company on a pro forma basis giving effect to the Transactions for the three month period ending December 31, 2004 and the seven fiscal years ending December 31, 2010;

14. reviewed the signed Certificate Houlihan Lokey Howard & Zukin Financial Advisors, Inc. Regarding Various Factual Matters dated June 28, 2004 (the “Purchaser’s Certificate”);

15. reviewed certain of the Company’s operating lease agreements;

16. reviewed the book and tax basis for the Company’s furniture, fixture and equipment;

17. reviewed the historical market prices and trading volume for the Company’s publicly traded securities;

18. reviewed other publicly available financial data for the Company and certain companies that we deem comparable to the Company; and

19. conducted such other studies, analyses and investigations as we have deemed appropriate.

      We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material adverse change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. We have assumed that there will be no material adverse change in future Medicare and/or Medicaid reimbursement rates. We have also relied, without independent verification, on the certifications made to us in the Purchaser’s Certificate and the certificate of the Company with respect to the financial projections and other financial information provided to Houlihan Lokey. The Company has instructed us to rely, without independent verification, on (i) the conclusions regarding the tax effect on the Company of the Real Estate Transaction contained in items 11 listed above, (i) the conclusions contained in the P.L./ G.L. Report, and (iii) the conclusions set forth in the Company’s audited financial statement for the fiscal year ending December 31, 2003 regarding deferred tax assets. If the conclusions set forth in the aforementioned documents are not accurate, the conclusions set forth in this Opinion could be materially affected. Houlihan Lokey is under no obligation to update, revise or reaffirm this Opinion, other than the “Bring Down Opinion” as defined in our retainer agreement dated June 14, 2004.

      We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent real property appraisals of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

      We have assumed that the Secured Loan and the Cammeby’s Line of Credit as referenced in the Purchaser’s Certificate will be refinanced on or before September 30, 2007 and, if necessary, will continue to be refinanced through December 31, 2010 (the last year of the Company’s projections) having material terms and conditions, no less favorable, taken as a whole, than the original Secured Loan and the Cammeby’s Line of Credit, which assumptions are incorporated in the Projections provided to us by management.

      As you are aware, the Financing, the terms of which would have a material effect on the Company’s post-Transaction financial results and condition and on our Opinion, has not been finalized. Accordingly, this Opinion is subject to the following assumptions and is qualified to the extent thereof. We are assuming that:

(i) the Financing will conform to the representations referred to in item 14 above;

(ii) the Financing will not adversely affect the ability of the Company to operate following the consummation of the Transaction in a manner consistent with the information described in Item 13 above;

(iii) the Company will be able to borrow the maximum amount available at any particular time under the working capital loans that will be obtained by the Company in connection with the Transaction and referenced in the Purchaser’s Certificate;

(iv) sources of funds available, in addition to the Cammeby’s Line of Credit, to be utilized to supplement operating cash flow of the Company, if needed for the payment of debts of the Company, will include, but not be limited to, sales of assets, sale and leaseback arrangements and refinancing of debt; and

(v) the debt incurred in connection with the Transaction will remain outstanding as contemplated by the projections referred to in Item 13 above, without acceleration or prepayment.

      Based upon the foregoing, and in reliance thereon, it is our opinion as of the date of this letter that, assuming the Transaction had been consummated as proposed, immediately after and giving effect to the Transaction on a pro forma basis:

(a) the fair value and present fair saleable value of the Company’s assets would exceed the Company’s stated liabilities and identified contingent liabilities;

(b) the Company should be able to pay its debts as they become absolute and mature; and

(c) the capital remaining in the Company after the Transaction would not be unreasonably small for the business in which the Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transaction.

      This Opinion is furnished solely for your benefit and may not be relied upon by any other person without our express, prior written consent. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter dated June 14, 2004, and subject to the understanding that the obligations of Houlihan Lokey in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

ANNEX D

MARINER HEALTH CARE, INC.

AUDIT AND COMPLIANCE COMMITTEE CHARTER

      The Audit and Compliance Committee (the “Audit Committee”) is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the independence and performance of the Company’s internal and external auditors and (3) the compliance by the Company with its obligations arising pursuant to the Corporate Integrity Agreement (the “CIA”) between the Office of Inspector General of the Department of Health and Human Services and Mariner Health Care, Inc. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors and do not certify the Company’s financial statements.

      The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors. Directors serving on the Audit Committee shall not be officers or employees of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements set out in the applicable rules of the principal trading market for the Company’s common stock. Each member of the Audit Committee must be financially literate, and at least one member of the Audit Committee must have accounting or related financial management expertise. The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company’s financial information that will be provided to the Company shareholders and others, the systems of internal controls which management and the Board of Directors have established, all audit processes and results as well as the Company’s accounting, reporting and financial practices. The Company and its subsidiaries’ Chief Compliance Officer shall report regularly to the Audit Committee on (i) the Company’s compliance with its obligations arising under the CIA, (ii) any material developments arising in connection with the Corporate Compliance Program, including the review of quality of care related information, (iii) any material issues discovered during the internal audit process and (iv) such other information as the Audit Committee may from time to time request. No audit committee member should vote on any matter in which he or she is not independent.

      In addition to the matters set forth herein, the Audit Committee will perform such other functions as required by law, the Company’s Articles of Incorporation or Bylaws, or the Board of Directors.

General Responsibilities of the Audit Committee

      The Audit Committee:

•	will meet at least four times each year;

•	may conduct or authorize investigations into any matters within its scope of responsibilities and may retain independent counsel, accountants, or other professional advisers for assistance; and

•	will report its actions to the Board of Directors.

Responsibilities for Engaging Independent Accountants and Appointment of the Internal Auditor

      The Audit Committee will:

•	be responsible for the engagement of independent accountants to conduct Company audits, with the independent accountants ultimately accountable to the Audit Committee;

•	review the scope of the audit, the associated fees to be paid to the independent accountants and, under circumstances deemed appropriate, dismiss the independent accountants;

•	review and approve any additional services provided to the Company by the independent accountants, which responsibility may be delegated to a sub-committee of the Audit Committee or management (if permitted by applicable law); and

•	review and concur in the appointment, replacement, reassignment, or dismissal and confirm the independence of the individual(s) or firm responsible for the Company’s internal audit function.

      The Audit Committee’s responsibilities shall include reviewing internal audits, the annual external audit, and the review of quarterly and annual financial statements

      The Audit Committee will:

•	assure that the independent accountant (1) is available to meet with the Board of Directors at least annually, (2) provides the Audit Committee with a timely analysis of significant financial reporting issues;

•	periodically require management, the director of internal auditing, and the independent accountant to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures;

•	review reports on the adequacy of the Company’s internal controls, including computerized information system controls and security; and

•	review, prior to release, documents containing the Company’s financial statements, including the interim financial reports and filings with the SEC or other regulators.

      After the annual examination is completed, the Audit Committee will review:

•	the Company’s annual financial statements and related footnotes;

•	the independent accountant’s audit of and report on the financial statements;

•	the independent auditor’s qualitative judgment about the appropriateness, not just the acceptability, of accounting principles and financial disclosures;

•	any significant difficulties or disputes with management encountered during the course of the audit;

•	any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company;

•	with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

•	any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties on an arm’s length basis, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements; and

•	any other matters related to the Company’s annual audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

      The Audit Committee will consider and review with management and the director of internal auditing:

•	significant findings during the year and management’s responses to them;

•	significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

•	changes required in the planned scope of their audit plan; and

•	the internal auditing department’s compliance with the Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

Specific Responsibilities with Respect to the Corporate Integrity Agreement

      The Audit Committee will consider and review with management:

•	the adequacy of the Company’s system of internal controls, accounting policies, financial reporting practices, and the quality and integrity of the Company’s financial reporting to Federal health care programs;

•	the Company’s policies and procedures designed to ensure that the Company complies with applicable statutes, regulations, policies and the CIA in all material respects; and

•	the internal systems and procedures established by management to respond to Federal, state, internal, and external reports of quality of care issues, including a periodic review of quality of care related information, and any significant issues encountered since the prior review with a view to evaluating whether such systems function adequately.

ANNEX E

MARINER HEALTH CARE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose of the Nominating/ Corporate Governance Committee

      The Board of Directors (the “Board”) of Mariner Health Care, Inc. (the “Company”) has established the Nominating and Corporate Governance Committee (the “Committee”) of the Board to (1) identify individuals qualified to become members of the Board, (2) select, or recommend to the Board, the directors nominees for the next annual shareholders meeting, and (3) develop and recommend to the Board a set of corporate governance principles applicable to the corporation.

Members of the Nominating and Corporate Governance Committee

      The Committee must be comprised of at least three and no more than five members of the Board. The Committee must be comprised solely of independent directors.

      An independent director must not be an officer or employee of the Company or its subsidiaries and must not have any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements set out in the applicable rules of the principal trading market for the Company’s common stock.

      No Committee member shall have an interest in the Company that would preclude his or her ability to act on behalf of all the shareholders of the Company. The Committee member shall receive the compensation paid to him or her in his or her capacity as a member of the Board and as a member of the Committee, in each case as recommended by the Compensation Committee and approved annually by the Board.

      If there is any basis for believing a Committee member is not independent, the facts and circumstances should be reported to the General Counsel and the Board, and no action should be taken until the Board, or a committee of independent directors, has determined that the Committee member is independent.

      The members of the Committee shall initially be Patrick H. Daugherty, Victor L. Lund and Philip L. Maslowe, and Mr. Maslowe shall be the initial Chair of the Committee. Subsequent members shall be nominated by the Nominating Committee and elected by the Board. Each member of the Committee shall serve until such member’s successor is elected and qualified or until such director’s earlier resignation or removal and such membership shall at all times meet the requirements set out in the applicable rules of the principal trading market for the Company’s common stock. Any member may resign his or her position as a member of the Committee upon notice given in writing or by electronic transmission to the Board. A member may be removed from the Committee upon the majority vote of the Board. If the Board does not appoint a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Responsibilities of the Nominating and Corporate Governance Committee

      The responsibilities of a member of the Committee are in addition to those responsibilities set out for a member of the Board. Each member of the Committee will be compensated separately for his or her service. The General Counsel will prepare a memorandum on a regular basis setting forth the standards applicable to the members of the Committee under applicable laws and regulations.

      In addition to the matters set forth herein, the Committee will perform such other functions as required by law, the listing requirements of any stock exchange on which the Company’s securities are listed, the Company’s Certificate of Incorporation or Bylaws, and Board resolution.

      The Committee is responsible to the Board for the following activities:

•	Establishing the criteria for selecting new members of the Board, which criteria shall include, among other factors that the Committee may deem appropriate, the person’s experience as a director, current and past employment, and knowledge of the Company’s business and industry;

•	Retaining and terminating search firms for the purpose of identifying director candidates;

•	Approving such search firm’s fees and the terms of their engagement;

•	Actively seeking persons qualified to be members of the Board and nominating them to the Board;

•	Interviewing prospective candidates;

•	Adopting and subsequently reviewing the corporate governance guidelines of the Company and recommend appropriate changes to the Board;

•	Reviewing the composition of the Board and the Committee at least annually to ensure that the Board and the Committee complies with all applicable laws, regulations, and listing requirements;

•	Reviewing the skills, characteristics, and qualifications of the members of the Board and all committees at least annually;

•	Review the appropriateness of continued Board membership of a member who experiences a change in employment, board membership of another company, or other relevant matter; and

•	Preparing Board evaluation forms for all Board members and all committees and receiving, at least annually, comments from all members of the Board and report to the Board with an assessment of the Board’s performance.

Meetings

      The Committee shall meet at least twice a year and may from time to time require specially called meetings, as deemed necessary by the Chair of the Committee. The Chair of the Committee will preside at each meeting of the Committee and shall set the length of each meeting and the agenda of items to be addressed at each meeting.

Subcommittees

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee, as the Committee deems appropriate.

Reporting

      The Committee shall maintain written minutes of all meetings and consent actions, which shall be recorded or filed with the books and records of the Company and made available to the Board. The Committee will make regular reports to the Board with respect to its activities. The Chair of the Committee will give reports of significant matters presented at meetings of the Committee to the Board, as required by law, regulations, or applicable stock exchange listing requirements.

Assistance from Others

      The Committee may engage external advisors and consultants, to the extent determined appropriate by the Committee, to facilitate the performance of the functions of the Committee. All external advisors engaged by the Committee shall report directly to the members of the Committee. Specifically, the Committee shall have the sole authority to retain and terminate any consultant to be used to assist in the search and evaluation of potential directors and members of Board committees and shall have the sole authority to approve the consultant’s fees and other retention terms. The Committee has the same authority to retain other experts to advise or assist it, including independent counsel or others. The

Committee may also request reports from the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, General Counsel and Secretary, the Senior Vice President of Human Resources or any other officer of the Company.

Performance Evaluation

      Each year, the Committee shall review and assess the adequacy and appropriateness of this charter and the Committee’s own performance. The results of such evaluation and any proposed changes shall be presented to the full Board.

ANNEX F

DELAWARE GENERAL CORPORATION LAW

SECTION 262. APPRAISAL RIGHTS.

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sec. 251 (other than a merger effected pursuant to Sec. 251(g) of this title), Sec. 252, Sec. 254, Sec. 257, Sec. 258, Sec. 263 or Sec. 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Sec. 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Sec.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to Sec.228 or Sec.253 of this title, then, either a constituent corporation, before the effective date of the merger or consolidation or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

IMPORTANT

      Your vote is important. Regardless of the number of shares of common stock that you own, please sign, date and promptly mail the enclosed proxy card in the accompanying postage-paid envelope. Please refer to the instructions on your proxy card that accompany this proxy statement.

Instructions for “Street Name” Stockholders

      If you own shares of common stock in the name of a broker, bank or other nominee, only such broker, bank or nominee can vote your shares of common stock on your behalf and only upon receipt of your instructions. You should sign, date and promptly mail your proxy card, or voting instruction form, when you receive it from your broker, bank or nominee. Please do so for each separate account you maintain. Your broker, bank or nominee also may provide for telephone or internet voting. Please refer to the proxy card, or voting instruction form, which you received with this proxy statement.

      Please vote by proxy at your earliest convenience.

      If you have any questions or need assistance in voting your shares of common stock, please call:

Morrow & Co., Inc.

1-800-607-0088.

One Ravinia Drive, Suite 1500

Atlanta, Georgia 30346
Phone: (800) 929-4762
www.MarinerHealthCare.com

ANNUAL MEETING OF STOCKHOLDERS OF
MARINER HEALTH CARE, INC.
November 30, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

    Please detach along perforated line and mail in the envelope provided.

     This proxy, when properly executed, will be voted as specified. If no specification is made, this proxy will be voted “FOR” the adoption of Proposals 1, 2, 3 and 4 listed below and, to the extent permitted by law, in accordance with the proxies’ discretion on such other business that may properly come before the annual meeting and matters incident to the annual meeting.

     The board of directors, by unanimous vote and after careful consideration, recommends that: (i) the stockholders vote “FOR” adoption of the merger agreement; (ii) the stockholders vote “FOR” the election of each of the five nominee directors; (iii) the stockholders vote “FOR” the by-law amendment proposal; and (iv) the stockholders vote “FOR” any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to the adoption of the merger agreement, the election of the Mariner directors or the adoption of the by-law amendment proposal in the event that there are insufficient votes to adopt any or all of the foregoing proposals at the annual meeting.

     The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.	The adoption of the Agreement and Plan of Merger, dated as of June 29, 2004, among Mariner, National Senior Care and NCARE Acquisition, providing for the merger of a wholly-owned subsidiary of National Senior Care with and into Mariner.

☐ FOR                  ☐ AGAINST                  ☐ ABSTAIN

2.	The election of five nominee directors:

☐ C. Christian Winkle

☐ Victor L. Lund
☐ Earl P. Holland
☐ Philip L. Maslowe
☐ Mohsin Y. Meghji

☐ FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here    •

3.	The adoption of a proposal to amend Mariner’s Amended and Restated By-laws to allow Mariner’s board of directors to set the number of members at any number from five to nine and to fill all vacancies created by an increase in the size of the board of directors until the next election of directors.

☐ FOR                  ☐ AGAINST                  ☐ ABSTAIN

4.	The approval of any proposal to postpone or adjourn the annual meeting to a later date to solicit additional votes with respect to Proposals 1, 2 and/or 3, as appropriate.

☐ FOR                  ☐ AGAINST                  ☐ ABSTAIN

SIGNATURE(S):

DATE:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARINER HEALTH CARE, INC.

Proxy Solicited by the Board of Directors For the Annual Meeting of Stockholders

on November 30, 2004.

      C. Christian Winkle and Stefano M. Miele, or any of them individually and each of them with the power of substitution, are hereby appointed proxies of the undersigned to vote all shares of Mariner common stock owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at The Westin New York at Times Square, 270 W. 43rd Street, New York, NY 10036, at 9:00 a.m., local time, on November 30, 2004, or any adjournment or postponement thereof, upon such business as may properly come before the meeting, including the items on the reverse side of this form, as set forth in the notice of annual meeting of stockholders and proxy statement.

      Your shares of Mariner common stock will not be voted unless a proxy form is signed and returned, the shares are voted in person at the annual meeting, or other arrangements are made to have the shares represented at the meeting.

(Continued and to be signed on the reverse side)